UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

---------------------------------------------------------

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

-------------------------------------------------------------

(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

------------------------------------------------------------------------------------------

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

--------------

Date of fiscal year end: August 31

------

Date of reporting period: August 31, 2021

-------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the period ended August 31, 2021 for series of John Hancock Funds II with August 31 fiscal year end. The first report applies to the 12 John Hancock Multi-Index Lifetime Portfolios, the second report applies to the 10 John Hancock Multi-Index Preservation Portfolios and the third report applies to 12 John Hancock Multimanager Lifetime Portfolios.

Annual report
John Hancock
Multi-Index Lifetime Portfolios
Target date
August 31, 2021

A message to shareholders
Dear shareholder,
Equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
Bond market performance was mixed as interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and concerns that the U.S. Federal Reserve could begin to raise interest rates by the end of the year. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Index Lifetime Portfolios

2	Multi-Index Lifetime Portfolios’ strategy at a glance
3	Manager’s discussion of portfolio performance
6	Multi-Index 2065 Lifetime Portfolio
7	Multi-Index 2060 Lifetime Portfolio
8	Multi-Index 2055 Lifetime Portfolio
9	Multi-Index 2050 Lifetime Portfolio
10	Multi-Index 2045 Lifetime Portfolio
11	Multi-Index 2040 Lifetime Portfolio
12	Multi-Index 2035 Lifetime Portfolio
13	Multi-Index 2030 Lifetime Portfolio
14	Multi-Index 2025 Lifetime Portfolio
15	Multi-Index 2020 Lifetime Portfolio
16	Multi-Index 2015 Lifetime Portfolio
17	Multi-Index 2010 Lifetime Portfolio
18	Your expenses
21	Portfolios’ investments
28	Financial statements
38	Financial highlights
50	Notes to financial statements
69	Report of independent registered public accounting firm
70	Tax information
71	Evaluation of advisory and subadvisory agreements by the Board of Trustees
82	Statement regarding liquidity risk management
83	Trustees and Officers
86	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	1

Multi-Index Lifetime Portfolios’ strategy at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
■Portfolios with dates further off initially invest more aggressively in stock funds.
■As a portfolio approaches its target date,1 the allocation will gradually migrate to more conservative fixed-income funds.
■Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.
JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Lifetime Portfolio adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Manager’s discussion of portfolio performance
Can you describe investment conditions during the 12 months ended August 31, 2021?
Several factors combined to fuel strong gains for the world financial markets in the annual period. First was the rollout of the COVID-19 vaccines and the gradual return to normal business conditions. Growth accelerated from its depressed levels of 2020 as the economy reopened, leading to impressive gains in corporate earnings.
The markets were further aided by the highly accommodative approach of the U.S. Federal Reserve (Fed) and other world central banks, highlighted by a continuation of the stimulative interest-rate and quantitative easing policies put in place during the early stages of the pandemic. U.S. fiscal policy, which featured both multiple spending packages and direct checks to citizens, was another source of support for investor sentiment. Together, these factors helped the markets overcome brief bouts of volatility stemming from increasing inflation and supply chain bottlenecks, as well as China’s increasingly aggressive regulatory efforts and the emergence of new variants of COVID-19.
Global equities performed very well during the period. Although all market segments posted gains, the value style outperformed growth, U.S. stocks outpaced their international peers, and lower-quality, higher-risk companies generally performed better than those with more defensive characteristics.
In the bond market, the backdrop of improving economic growth weighed on interest-rate-sensitive assets (such as U.S. Treasuries) as investors began to assess the possibility that the Fed may need to begin tightening policy in the next year. However, credit-oriented investments that tend to benefit from stronger growth—including investment-grade corporates, high-yield bonds, and emerging-market debt—produced healthy returns. In all cases, these trends generally reflected investors’ hearty appetite for risk and yield at a time of largely positive news flow.
MULTI-INDEX 2065-2010 LIFETIME PORTFOLIOS’ CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/2021
Class A shares were first offered on 6-21-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Multi-Index 2065 Lifetime Portfolio return is since commencement of operations, September 23, 2020.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	3

Can you review your approach?
We use a strategic asset allocation glide path geared towards maximizing wealth accumulation in the savings phase to provide an appropriate level of income replacement for 25 to 30 years in the retirement phase. We emphasize value, fundamentals, and diversification as the cornerstones of our strategy in determining the portfolios’ allocations. As part of our process, we periodically make portfolio adjustments designed to capitalize on market trends or to mitigate risks. In our view, this multifaceted strategy helps the portfolios achieve their long-term objectives while also taking advantage of opportunities as they emerge.
What elements of the portfolios’ positioning helped and hurt results?
All portfolios in the series outperformed their respective benchmarks, primarily as a result of favorable asset allocation decisions; however, the performance of the portfolios’ underlying investments relative to their benchmarks detracted.
Looking first at allocation, several elements of the portfolios’ positioning contributed positively. Most notably, an overweight in equities over bonds helped the portfolios take advantage of the sizable outperformance for the former category. We maintained this positioning on the belief that equities continued to have higher return potential than bonds due to the ultra-low yields across many segments of the fixed-income market. In addition, we believed stocks were more likely to benefit from the backdrop of improving economic growth.
Two additional factors helped performance within the equity segments of the portfolios: an overweight in domestic small-cap stocks in relation to large caps, and an underweight in the international markets versus the United States. Conversely, an allocation to defensive equities—while providing a positive absolute return—detracted in the risk-on environment. We continue to view defensives as an essential component of diversification due to the category’s potential ability to dampen downside risk during times of market volatility.
In the fixed-income portfolio, an emphasis on the credit sectors—including high-yield bonds, senior loans, and emerging-market debt—added value, as did a corresponding underweight in the more interest-rate-sensitive intermediate core bond category. On the other hand, a position in U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS) detracted. While we view STRIPS as a way to offset the potential for volatility in higher-risk assets, their prices fell when bond yields spiked higher in the first quarter of 2021.
The majority of the individual investment products in the portfolios are passively implemented strategies. However, a limited number have the ability to make active allocations decisions regarding sectors, countries, and regions. This element of our strategy detracted from results across all of the portfolios.
MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2021
U.S. Stocks	S&P 500 Index	31.17%
	Russell Midcap Index	41.24%
	Russell 2000 Index	47.08%
	FTSE NAREIT All Equity REIT Index	36.09%
International Stocks	MSCI EAFE Index	26.12%
	MSCI Emerging Markets Index	21.12%
	MSCI EAFE Small Cap Index	32.81%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-0.08%
	ICE Bank of America U.S. High Yield Index	10.26%
	JPMorgan Global Government Bonds Unhedged Index	-1.59%
Market index total returns are included here as broad measures of market performance.
4	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

How would you describe the portfolio’s positioning?
The portfolios’ allocations are based on our extensive analysis of over 140 different asset classes. We determine expected five-year performance and volatility for each category, and we seek to build a portfolio with the optimal balance of return potential and risk. Our analysis currently shows low expected returns for large-cap U.S. stocks and interest-rate-sensitive bonds, the two categories that typically have the highest weightings in asset allocation portfolios. Seeing limited opportunity in these areas, we maintained a tilt toward small- and mid-cap domestic equities over large caps. We also continued to diversify into international stocks, with holdings in both the developed and emerging markets.
Certain Multi-Index Lifetime Portfolios also feature weightings in areas such as defensive equities and a dedicated sector portfolio. In the latter, we emphasized healthcare, information technology, and financial stocks. The portfolios also hold an allocation to real assets—which includes real estate investment trusts, infrastructure stocks, and natural resources stocks—since this area can help manage the risk of rising inflation.
On the bond side, we remained focused on credit-oriented areas that we believe should outperform higher-quality government issues at a time of low rates and improving economic growth.
Can you tell us about the recent addition of a new portfolio?
Effective September 23, 2020, John Hancock Multi-Index 2065 Lifetime Portfolio launched.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Note about risks
The portfolios may be subject to various risks as described in the portfolios’ prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	5

Multi-Index 2065 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2065 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	59.4
Equity	59.4
Large Blend	59.4
Unaffiliated investment companies	38.6
Equity	36.0
Fixed Income	2.6
U.S. Government	1.8
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Total returns
Since inception	29.55	36.28	36.44	36.42	33.23	34.74
Cumulative returns
Since inception	29.55	36.28	36.44	36.42	33.23	34.74
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	7.25	6.34	5.99	6.03
Net (%)	0.74	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 6-21-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2060 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	59.5
Equity	59.5
Large Blend	59.5
Unaffiliated investment companies	38.7
Equity	36.1
Fixed Income	2.6
U.S. Government	1.8
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	22.06	28.37	28.68	28.54	28.34	29.53
5 year	12.51	13.56	13.76	13.69	13.37	14.85
Since inception	12.68	13.65	13.83	13.77	13.49	15.24
Cumulative returns
5 year	80.27	88.83	90.48	89.91	87.29	99.85
Since inception	91.05	100.16	101.91	101.30	98.66	115.86
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.53	1.40	1.05	1.09
Net (%)	0.74	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A and Class R4 shares were first offered on 6-21-21 and 4-7-17, respectively. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	7

Multi-Index 2055 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	59.4
Equity	59.4
Large Blend	59.4
Unaffiliated investment companies	38.7
Equity	36.1
Fixed Income	2.6
U.S. Government	1.8
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	22.11	28.26	28.60	28.63	28.45	29.53
5 year	12.51	13.52	13.72	13.68	13.24	14.85
Since inception	9.99	10.62	10.82	10.77	10.35	11.84
Cumulative returns
5 year	80.27	88.51	90.21	89.81	86.19	99.85
Since inception	103.02	111.78	114.66	113.93	108.05	129.73
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.21	1.12	0.77	0.81
Net (%)	0.74	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 3-26-14 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2050 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	59.4
Equity	59.4
Large Blend	59.4
Unaffiliated investment companies	38.7
Equity	36.1
Fixed Income	2.6
U.S. Government	1.8
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	22.12	28.30	28.55	28.59	28.13	29.53
5 year	12.51	13.51	13.72	13.68	13.10	14.85
Since inception	10.16	10.73	10.94	10.89	10.31	11.82
Cumulative returns
5 year	80.31	88.43	90.21	89.83	85.03	99.85
Since inception	113.02	121.80	125.12	124.31	115.35	139.41
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.16	1.08	0.73	0.77
Net (%)	0.74	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	9

Multi-Index 2045 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	59.1
Equity	59.1
Large Blend	59.1
Unaffiliated investment companies	38.7
Equity	35.7
Fixed Income	3.0
U.S. Government	1.9
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	22.12	28.31	28.59	28.56	27.34	29.53
5 year	12.51	13.51	13.74	13.67	12.81	14.85
Since inception	10.13	10.71	10.92	10.86	10.11	11.82
Cumulative returns
5 year	80.24	88.46	90.36	89.78	82.68	99.85
Since inception	112.58	121.53	124.76	123.85	112.25	139.41
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.13	1.05	0.70	0.74
Net (%)	0.74	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2040 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	53.7
Equity	53.7
Large Blend	53.7
Unaffiliated investment companies	42.6
Equity	34.6
Fixed Income	8.0
U.S. Government	3.5
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	20.70	26.96	27.21	27.16	25.91	27.77
5 year	12.29	13.33	13.51	13.47	12.38	14.54
Since inception	10.01	10.62	10.80	10.75	9.82	11.62
Cumulative returns
5 year	78.55	86.96	88.42	88.11	79.23	97.13
Since inception	110.85	120.06	122.97	122.17	107.95	136.15
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.13	1.05	0.70	0.74
Net (%)	0.74	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	11

Multi-Index 2035 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	48.7
Equity	48.7
Large Blend	48.7
Unaffiliated investment companies	46.0
Equity	31.5
Fixed Income	14.5
U.S. Government	5.0
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	18.37	24.47	24.73	24.67	23.45	25.05
5 year	11.52	12.56	12.77	12.70	11.65	13.65
Since inception	9.51	10.10	10.30	10.24	9.33	11.11
Cumulative returns
5 year	72.53	80.65	82.41	81.79	73.51	89.58
Since inception	103.35	112.09	115.14	114.28	100.87	127.91
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.12	1.04	0.69	0.73
Net (%)	0.74	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2030 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	42.6
Equity	42.6
Large Blend	42.6
Unaffiliated investment companies	50.2
Equity	28.2
Fixed Income	22.0
U.S. Government	7.0
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	15.63	21.64	21.88	21.83	19.98	21.96
5 year	10.57	11.58	11.77	11.72	10.60	12.57
Since inception	8.85	9.44	9.64	9.58	8.62	10.49
Cumulative returns
5 year	65.26	72.93	74.44	74.02	65.52	80.75
Since inception	94.01	102.38	105.25	104.44	90.87	118.04
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.12	1.04	0.69	0.73
Net (%)	0.75	0.58	0.33	0.37
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	13

Multi-Index 2025 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	34.3
Equity	34.3
Large Blend	34.3
Unaffiliated investment companies	57.4
Fixed Income	31.7
Equity	25.7
U.S. Government	8.1
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	12.80	18.50	18.84	18.81	16.96	18.88
5 year	9.35	10.36	10.54	10.49	9.61	11.21
Since inception	8.02	8.61	8.81	8.75	7.93	9.67
Cumulative returns
5 year	56.36	63.70	65.02	64.67	58.23	70.13
Since inception	82.78	90.65	93.42	92.62	81.63	105.79
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.14	1.06	0.71	0.75
Net (%)	0.77	0.60	0.35	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2020 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2020 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	21.6
Equity	21.6
Large Blend	21.6
Unaffiliated investment companies	70.1
Fixed Income	42.7
Equity	27.4
U.S. Government	8.0
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	9.49	15.08	15.41	15.37	13.79	15.54
5 year	7.91	8.87	9.08	9.04	8.51	9.64
Since inception	7.01	7.56	7.78	7.73	7.19	8.56
Cumulative returns
5 year	46.30	52.98	54.44	54.13	50.47	58.46
Since inception	69.77	76.79	79.64	78.91	72.10	90.03
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.17	1.09	0.74	0.78
Net (%)	0.78	0.61	0.36	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	15

Multi-Index 2015 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2015 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2015 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	20.1
Equity	20.1
Large Blend	20.1
Unaffiliated investment companies	71.4
Fixed Income	48.8
Equity	22.6
U.S. Government	8.3
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	7.44	13.00	13.24	13.19	12.70	13.78
5 year	6.91	7.89	8.09	8.04	7.95	8.46
Since inception	6.25	6.82	7.02	6.97	6.73	7.57
Cumulative returns
5 year	39.66	46.18	47.56	47.20	46.57	50.08
Since inception	60.64	67.53	69.89	69.30	66.44	76.92
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.45	1.33	0.98	1.02
Net (%)	0.79	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
16	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2010 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2010 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2010 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	14.8
Equity	14.8
Large Blend	14.8
Unaffiliated investment companies	76.8
Fixed Income	55.2
Equity	21.6
U.S. Government	7.9
Short-term investments and other	0.5
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	5.97	11.36	11.57	11.53	10.87	12.11
5 year	6.21	7.17	7.37	7.30	7.21	7.64
Since inception	5.76	6.33	6.52	6.46	6.12	6.81
Cumulative returns
5 year	35.13	41.38	42.66	42.22	41.63	44.48
Since inception	54.89	61.56	63.78	63.10	59.10	67.42
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.61	1.48	1.13	1.17
Net (%)	0.79	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	17

Your expenses
As a shareholder of a John Hancock Funds II Multi-Index Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2021 through August 31, 2021).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multi-Index 2065 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,127.60	$0.85	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R4	Actual expenses/actual returns	1,000.00	1,127.70	1.13	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Class R6	Actual expenses/actual returns	1,000.00	1,128.50	0.11	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	1,127.60	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2060 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,126.30	$0.85	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R4	Actual expenses/actual returns	1,000.00	1,126.30	1.39	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	1,127.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,127.00	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
18	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multi-Index 2055 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,126.50	$0.85	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R4	Actual expenses/actual returns	1,000.00	1,125.80	1.39	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	1,127.30	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,127.20	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2050 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,127.10	$0.85	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R4	Actual expenses/actual returns	1,000.00	1,125.70	1.39	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	1,127.20	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,127.10	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2045 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,127.40	$0.85	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R4	Actual expenses/actual returns	1,000.00	1,125.90	1.39	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	1,127.30	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,127.40	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2040 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,122.90	$0.85	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R4	Actual expenses/actual returns	1,000.00	1,122.00	1.34	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R6	Actual expenses/actual returns	1,000.00	1,123.70	0.00	0.00%
	Hypothetical example	1,000.00	1,025.20	0.00	0.00%
Class 1	Actual expenses/actual returns	1,000.00	1,123.70	0.21	0.04%
	Hypothetical example	1,000.00	1,025.00	0.20	0.04%
Multi-Index 2035 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,114.90	$0.88	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,114.90	1.39	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	1,115.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,115.70	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	19

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multi-Index 2030 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,106.60	$0.94	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Class R4	Actual expenses/actual returns	1,000.00	1,106.60	1.54	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%
Class R6	Actual expenses/actual returns	1,000.00	1,107.40	0.21	0.04%
	Hypothetical example	1,000.00	1,025.00	0.20	0.04%
Class 1	Actual expenses/actual returns	1,000.00	1,107.40	0.42	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Multi-Index 2025 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,094.60	$1.00	0.49%
	Hypothetical example	1,000.00	1,022.70	2.50	0.49%
Class R4	Actual expenses/actual returns	1,000.00	1,093.70	1.74	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Class R6	Actual expenses/actual returns	1,000.00	1,095.40	0.42	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Class 1	Actual expenses/actual returns	1,000.00	1,095.50	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Multi-Index 2020 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,080.10	$1.11	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%
Class R4	Actual expenses/actual returns	1,000.00	1,079.30	2.04	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Class R6	Actual expenses/actual returns	1,000.00	1,080.90	0.73	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Class 1	Actual expenses/actual returns	1,000.00	1,081.00	0.94	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Multi-Index 2015 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,071.00	$1.15	0.57%
	Hypothetical example	1,000.00	1,022.30	2.91	0.57%
Class R4	Actual expenses/actual returns	1,000.00	1,071.10	2.19	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class R6	Actual expenses/actual returns	1,000.00	1,071.90	0.89	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class 1	Actual expenses/actual returns	1,000.00	1,071.90	1.10	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Multi-Index 2010 Lifetime Portfolio
Class A	Actual expenses/actual returns[3]	$1,000.00	$1,063.90	$1.20	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Class R4	Actual expenses/actual returns	1,000.00	1,063.90	2.13	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R6	Actual expenses/actual returns	1,000.00	1,063.80	0.94	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class 1	Actual expenses/actual returns	1,000.00	1,063.90	1.20	0.23%
	Hypothetical example	1,000.00	1,024.00	1.17	0.23%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
[3]	The inception date Class A shares is 6-21-21. Actual Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period).
20	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
MULTI-INDEX 2065 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 59.4%
Equity - 59.4%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	246,082	$3,683,854

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,450,327)		$3,683,854
UNAFFILIATED INVESTMENT COMPANIES - 38.6%
Exchange-traded funds - 38.6%
Financial Select Sector SPDR Fund	2,403	92,275
iShares MSCI Global Min Vol Factor ETF	433	46,223
Vanguard Dividend Appreciation ETF	189	30,692
Vanguard Emerging Markets Government Bond ETF	540	43,438
Vanguard FTSE All World ex-US Small-Cap ETF	882	123,533
Vanguard FTSE Developed Markets ETF	571	29,955
Vanguard FTSE Emerging Markets ETF	7,125	372,139
Vanguard Health Care ETF	352	92,396
Vanguard Information Technology ETF	108	46,081
Vanguard Intermediate-Term Corporate Bond ETF	406	38,805
Vanguard Mid-Cap ETF	2,216	548,992
Vanguard S&P 500 ETF	1,716	712,226
Vanguard Small-Cap ETF	591	133,749
Vanguard Total Bond Market ETF	368	31,817
Xtrackers USD High Yield Corporate Bond ETF	1,167	47,077

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $2,226,413)		$2,389,398
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.8%
U.S. Government - 1.8%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$47,000	27,584
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	45,000	27,174
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	18,000	10,920
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	78,000	44,246

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $103,210)		$109,924
SHORT-TERM INVESTMENTS - 1.5%
Short-term funds - 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	94,262	94,262

TOTAL SHORT-TERM INVESTMENTS (Cost $94,262)		$94,262
Total investments (Cost $5,874,212) - 101.3%		$6,277,438
Other assets and liabilities, net - (1.3%)		(82,159)
TOTAL NET ASSETS - 100.0%		$6,195,279
MULTI-INDEX 2060 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 59.5%
Equity - 59.5%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,740,437	$55,994,335

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $46,435,134)		$55,994,335
UNAFFILIATED INVESTMENT COMPANIES - 38.7%
Exchange-traded funds - 38.7%
Financial Select Sector SPDR Fund	36,673	1,408,243
iShares MSCI Global Min Vol Factor ETF	6,611	705,724
Vanguard Dividend Appreciation ETF	2,889	469,145
Vanguard Emerging Markets Government Bond ETF	8,244	663,147
Vanguard FTSE All World ex-US Small-Cap ETF	13,454	1,884,367
Vanguard FTSE Developed Markets ETF	8,716	457,241
Vanguard FTSE Emerging Markets ETF (D)	108,418	5,662,672
Vanguard Health Care ETF	5,372	1,410,096
Vanguard Information Technology ETF	1,651	704,449
Vanguard Intermediate-Term Corporate Bond ETF	6,209	593,456
Vanguard Mid-Cap ETF	33,830	8,381,044
Vanguard S&P 500 ETF	26,165	10,859,786
Vanguard Small-Cap ETF	8,998	2,036,337
Vanguard Total Bond Market ETF	5,616	485,559
Xtrackers USD High Yield Corporate Bond ETF	17,822	718,939

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $29,648,675)		$36,440,205
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.8%
U.S. Government - 1.8%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$719,300	422,158
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	698,300	421,679
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	278,200	168,773
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	1,191,000	675,606

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,649,498)		$1,688,216
SHORT-TERM INVESTMENTS - 2.9%
Short-term funds - 2.9%
John Hancock Collateral Trust, 0.0356% (C)(E)	242,506	2,426,780
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	314,357	314,357

TOTAL SHORT-TERM INVESTMENTS (Cost $2,741,016)		$2,741,137
Total investments (Cost $80,474,323) - 102.9%		$96,863,893
Other assets and liabilities, net - (2.9%)		(2,699,021)
TOTAL NET ASSETS - 100.0%		$94,164,872
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	21

MULTI-INDEX 2055 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 59.4%
Equity - 59.4%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	8,404,573	$125,816,454

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $103,706,907)		$125,816,454
UNAFFILIATED INVESTMENT COMPANIES - 38.7%
Exchange-traded funds - 38.7%
Financial Select Sector SPDR Fund	82,373	3,163,123
iShares MSCI Global Min Vol Factor ETF	14,850	1,585,238
Vanguard Dividend Appreciation ETF	6,490	1,053,911
Vanguard Emerging Markets Government Bond ETF	18,518	1,489,588
Vanguard FTSE All World ex-US Small-Cap ETF	30,220	4,232,613
Vanguard FTSE Developed Markets ETF	19,577	1,027,009
Vanguard FTSE Emerging Markets ETF (D)	243,706	12,728,764
Vanguard Health Care ETF	12,067	3,167,467
Vanguard Information Technology ETF	3,726	1,589,810
Vanguard Intermediate-Term Corporate Bond ETF	13,947	1,333,054
Vanguard Mid-Cap ETF	75,988	18,825,267
Vanguard S&P 500 ETF	58,770	24,392,490
Vanguard Small-Cap ETF	20,286	4,590,925
Vanguard Total Bond Market ETF	12,614	1,090,606
Xtrackers USD High Yield Corporate Bond ETF	40,030	1,614,810

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $64,640,884)		$81,884,675
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.8%
U.S. Government - 1.8%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$1,618,100	949,664
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	1,570,800	948,550
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	626,000	379,770
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	2,681,000	1,520,823

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,712,339)		$3,798,807
SHORT-TERM INVESTMENTS - 5.2%
Short-term funds - 5.2%
John Hancock Collateral Trust, 0.0356% (C)(E)	1,050,091	10,508,365
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	580,758	580,758

TOTAL SHORT-TERM INVESTMENTS (Cost $11,088,533)		$11,089,123
Total investments (Cost $183,148,663) - 105.1%		$222,589,059
Other assets and liabilities, net - (5.1%)		(10,836,188)
TOTAL NET ASSETS - 100.0%		$211,752,871
MULTI-INDEX 2050 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 59.4%
Equity - 59.4%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,008,053	$164,790,558

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $135,952,043)		$164,790,558
UNAFFILIATED INVESTMENT COMPANIES - 38.7%
Exchange-traded funds - 38.7%
Financial Select Sector SPDR Fund	107,972	4,146,125
iShares MSCI Global Min Vol Factor ETF	19,465	2,077,889
Vanguard Dividend Appreciation ETF	8,507	1,381,452
Vanguard Emerging Markets Government Bond ETF	24,272	1,952,440
Vanguard FTSE All World ex-US Small-Cap ETF	39,624	5,549,737
Vanguard FTSE Developed Markets ETF	25,661	1,346,176
Vanguard FTSE Emerging Markets ETF (D)	319,988	16,712,973
Vanguard Health Care ETF	15,817	4,151,804
Vanguard Information Technology ETF	4,863	2,074,945
Vanguard Intermediate-Term Corporate Bond ETF	18,281	1,747,298
Vanguard Mid-Cap ETF	99,602	24,675,400
Vanguard S&P 500 ETF	77,033	31,972,546
Vanguard Small-Cap ETF	26,619	6,024,146
Vanguard Total Bond Market ETF	16,535	1,429,616
Xtrackers USD High Yield Corporate Bond ETF	52,477	2,116,922

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $84,667,741)		$107,359,469
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.8%
U.S. Government - 1.8%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$2,117,500	1,242,763
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	2,054,500	1,240,639
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	818,200	496,370
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	3,507,000	1,989,380

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $4,848,804)		$4,969,152
SHORT-TERM INVESTMENTS - 3.0%
Short-term funds - 3.0%
John Hancock Collateral Trust, 0.0356% (C)(E)	766,133	7,666,774
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	847,025	847,025

TOTAL SHORT-TERM INVESTMENTS (Cost $8,511,859)		$8,513,799
Total investments (Cost $233,980,447) - 102.9%		$285,632,978
Other assets and liabilities, net - (2.9%)		(8,162,936)
TOTAL NET ASSETS - 100.0%		$277,470,042
22	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2045 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 59.1%
Equity - 59.1%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	14,709,755	$220,205,034

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $182,350,792)		$220,205,034
UNAFFILIATED INVESTMENT COMPANIES - 38.7%
Exchange-traded funds - 38.7%
Financial Select Sector SPDR Fund	144,354	5,543,194
iShares Global Infrastructure ETF	1,983	92,229
iShares MSCI Global Min Vol Factor ETF	26,025	2,778,169
Vanguard Dividend Appreciation ETF	11,374	1,847,024
Vanguard Emerging Markets Government Bond ETF	48,926	3,935,607
Vanguard Energy ETF	4,193	285,166
Vanguard FTSE All World ex-US Small-Cap ETF	53,266	7,460,436
Vanguard FTSE Developed Markets ETF	37,350	1,959,381
Vanguard FTSE Emerging Markets ETF (D)	419,692	21,920,513
Vanguard Global ex-U.S. Real Estate ETF	1,560	92,446
Vanguard Health Care ETF	21,148	5,551,139
Vanguard Information Technology ETF	6,554	2,796,461
Vanguard Intermediate-Term Corporate Bond ETF	23,782	2,273,084
Vanguard Materials ETF	985	184,244
Vanguard Mid-Cap ETF	130,829	32,411,576
Vanguard Real Estate ETF	2,591	281,331
Vanguard S&P 500 ETF	101,817	42,259,147
Vanguard Small-Cap ETF	34,991	7,918,813
Vanguard Total Bond Market ETF	21,509	1,859,668
Xtrackers USD High Yield Corporate Bond ETF	73,909	2,981,489

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $114,441,350)		$144,431,117
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.9%
U.S. Government - 1.9%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$3,053,300	1,791,984
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	2,962,800	1,789,129
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	1,179,900	715,799
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	5,058,000	2,869,199

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,993,561)		$7,166,111
SHORT-TERM INVESTMENTS - 4.5%
Short-term funds - 4.5%
John Hancock Collateral Trust, 0.0356% (C)(E)	1,581,470	15,825,925
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	839,748	839,748

TOTAL SHORT-TERM INVESTMENTS (Cost $16,664,882)		$16,665,673
Total investments (Cost $320,450,585) - 104.2%		$388,467,935
Other assets and liabilities, net - (4.2%)		(15,651,774)
TOTAL NET ASSETS - 100.0%		$372,816,161
MULTI-INDEX 2040 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 53.7%
Equity - 53.7%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	14,028,014	$209,999,372

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $172,134,438)		$209,999,372
UNAFFILIATED INVESTMENT COMPANIES - 42.6%
Exchange-traded funds - 42.6%
Financial Select Sector SPDR Fund	150,166	5,766,374
iShares Global Infrastructure ETF	11,459	532,958
iShares MSCI Global Min Vol Factor ETF	41,441	4,423,827
Vanguard Dividend Appreciation ETF	18,111	2,941,045
Vanguard Emerging Markets Government Bond ETF	86,837	6,985,168
Vanguard Energy ETF	23,538	1,600,819
Vanguard FTSE All World ex-US Small-Cap ETF	56,201	7,871,512
Vanguard FTSE Developed Markets ETF	77,809	4,081,860
Vanguard FTSE Emerging Markets ETF (D)	336,681	17,584,849
Vanguard Global ex-U.S. Real Estate ETF	8,985	532,451
Vanguard Health Care ETF	22,006	5,776,355
Vanguard Information Technology ETF	6,804	2,903,131
Vanguard Intermediate-Term Corporate Bond ETF	102,429	9,790,164
Vanguard Materials ETF	5,698	1,065,811
Vanguard Mid-Cap ETF	116,353	28,825,292
Vanguard Real Estate ETF	14,955	1,623,814
Vanguard S&P 500 ETF	103,835	43,096,718
Vanguard Small-Cap ETF	30,181	6,830,262
Vanguard Total Bond Market ETF	92,658	8,011,211
Xtrackers USD High Yield Corporate Bond ETF	157,676	6,360,650

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $134,721,159)		$166,604,271
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.5%
U.S. Government - 3.5%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$5,900,700	3,463,126
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	5,727,500	3,458,633
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	2,280,900	1,383,732
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	9,777,000	5,546,098

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $13,607,097)		$13,851,589
SHORT-TERM INVESTMENTS - 3.6%
Short-term funds - 3.6%
John Hancock Collateral Trust, 0.0356% (C)(E)	1,316,008	13,169,427
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	914,455	914,455

TOTAL SHORT-TERM INVESTMENTS (Cost $14,082,145)		$14,083,882
Total investments (Cost $334,544,839) - 103.4%		$404,539,114
Other assets and liabilities, net - (3.4%)		(13,476,068)
TOTAL NET ASSETS - 100.0%		$391,063,046
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	23

MULTI-INDEX 2035 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 48.7%
Equity - 48.7%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	14,645,757	$219,246,981

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $178,587,757)		$219,246,981
UNAFFILIATED INVESTMENT COMPANIES - 46.0%
Exchange-traded funds - 46.0%
Financial Select Sector SPDR Fund	147,106	5,648,870
iShares Global Infrastructure ETF	27,816	1,293,722
iShares MSCI Global Min Vol Factor ETF	89,411	9,544,624
Vanguard Dividend Appreciation ETF	39,076	6,345,552
Vanguard Emerging Markets Government Bond ETF	155,085	12,475,037
Vanguard Energy ETF	57,264	3,894,525
Vanguard FTSE All World ex-US Small-Cap ETF	59,762	8,370,266
Vanguard FTSE Developed Markets ETF	104,483	5,481,178
Vanguard FTSE Emerging Markets ETF (D)	288,214	15,053,417
Vanguard Global ex-U.S. Real Estate ETF	21,862	1,295,542
Vanguard Health Care ETF	21,550	5,656,660
Vanguard Information Technology ETF	6,632	2,829,742
Vanguard Intermediate-Term Corporate Bond ETF	231,073	22,085,957
Vanguard Materials ETF	13,855	2,591,578
Vanguard Mid-Cap ETF	108,530	26,887,222
Vanguard Real Estate ETF	36,298	3,941,237
Vanguard S&P 500 ETF	89,656	37,211,724
Vanguard Small-Cap ETF	26,698	6,042,024
Vanguard Total Bond Market ETF	209,017	18,071,610
Xtrackers USD High Yield Corporate Bond ETF (D)	315,216	12,715,813

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $173,179,712)		$207,436,300
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.0%
U.S. Government - 5.0%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$9,689,200	5,686,600
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	9,403,800	5,678,620
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	3,745,500	2,272,248
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	16,053,000	9,106,219

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $22,398,638)		$22,743,687
SHORT-TERM INVESTMENTS - 5.9%
Short-term funds - 5.9%
John Hancock Collateral Trust, 0.0356% (C)(E)	2,516,847	25,186,339
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	1,245,454	1,245,454

TOTAL SHORT-TERM INVESTMENTS (Cost $26,429,258)		$26,431,793
Total investments (Cost $400,595,365) - 105.6%		$475,858,761
Other assets and liabilities, net - (5.6%)		(25,223,821)
TOTAL NET ASSETS - 100.0%		$450,634,940
MULTI-INDEX 2030 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 42.6%
Equity - 42.6%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	13,414,364	$200,813,026

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $161,010,362)		$200,813,026
UNAFFILIATED INVESTMENT COMPANIES - 50.2%
Exchange-traded funds - 50.2%
Financial Select Sector SPDR Fund	146,797	5,637,005
Invesco Senior Loan ETF	405,664	8,981,401
iShares Global Infrastructure ETF	44,525	2,070,858
iShares MSCI Global Min Vol Factor ETF	137,404	14,667,877
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	79,870	2,489,548
Vanguard Dividend Appreciation ETF	60,051	9,751,682
Vanguard Emerging Markets Government Bond ETF	205,326	16,516,423
Vanguard Energy ETF	91,258	6,206,457
Vanguard FTSE All World ex-US Small-Cap ETF	59,730	8,365,784
Vanguard FTSE Developed Markets ETF	103,899	5,450,542
Vanguard FTSE Emerging Markets ETF	190,402	9,944,696
Vanguard Global ex-U.S. Real Estate ETF	35,119	2,081,152
Vanguard Health Care ETF	21,585	5,665,847
Vanguard Information Technology ETF	6,691	2,854,916
Vanguard Intermediate-Term Corporate Bond ETF	298,863	28,565,322
Vanguard Materials ETF	22,238	4,159,618
Vanguard Mid-Cap ETF	89,078	22,068,184
Vanguard Real Estate ETF	58,301	6,330,323
Vanguard S&P 500 ETF	56,291	23,363,580
Vanguard Short-Term Corporate Bond ETF	44,147	3,650,957
Vanguard Small-Cap ETF	20,553	4,651,349
Vanguard Total Bond Market ETF	270,341	23,373,683
Xtrackers USD High Yield Corporate Bond ETF (D)	491,000	19,806,940

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $205,700,249)		$236,654,144
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.0%
U.S. Government - 7.0%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$333,015	345,472
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	903,681	969,610
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,091,509	1,177,906
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	252,713	276,079
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	12,907,900	7,575,658
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	12,526,100	7,564,066
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	4,988,300	3,026,206
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	21,385,000	12,130,848

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $32,702,978)		$33,065,845
24	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 3.6%
Short-term funds - 3.6%
John Hancock Collateral Trust, 0.0356% (C)(E)	1,604,739	$16,058,781
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	741,859	741,859

TOTAL SHORT-TERM INVESTMENTS (Cost $16,796,818)		$16,800,640
Total investments (Cost $416,210,407) - 103.4%		$487,333,655
Other assets and liabilities, net - (3.4%)		(15,852,753)
TOTAL NET ASSETS - 100.0%		$471,480,902
MULTI-INDEX 2025 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 34.3%
Equity - 34.3%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	8,789,849	$131,584,044

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $104,206,589)		$131,584,044
UNAFFILIATED INVESTMENT COMPANIES - 57.4%
Exchange-traded funds - 57.4%
Financial Select Sector SPDR Fund	105,334	4,044,826
Invesco Senior Loan ETF	531,440	11,766,082
iShares Global Infrastructure ETF	48,683	2,264,246
iShares MSCI Global Min Vol Factor ETF	147,108	15,703,779
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	82,143	2,560,397
Vanguard Dividend Appreciation ETF	64,292	10,440,378
Vanguard Emerging Markets Government Bond ETF	211,415	17,006,223
Vanguard Energy ETF	99,927	6,796,035
Vanguard FTSE All World ex-US Small-Cap ETF	41,791	5,853,247
Vanguard FTSE Developed Markets ETF	94,259	4,944,827
Vanguard FTSE Emerging Markets ETF	92,227	4,817,016
Vanguard Global ex-U.S. Real Estate ETF	38,497	2,281,332
Vanguard Health Care ETF	15,428	4,049,696
Vanguard Information Technology ETF	4,813	2,053,611
Vanguard Intermediate-Term Corporate Bond ETF	334,777	31,997,985
Vanguard Materials ETF	24,363	4,557,099
Vanguard Mid-Cap ETF	54,859	13,590,769
Vanguard Real Estate ETF	63,915	6,939,891
Vanguard S&P 500 ETF	17,417	7,228,926
Vanguard Short-Term Corporate Bond ETF	125,469	10,376,286
Vanguard Small-Cap ETF	12,186	2,757,814
Vanguard Total Bond Market ETF	302,825	26,182,250
Xtrackers USD High Yield Corporate Bond ETF (D)	538,498	21,723,009

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $199,108,274)		$219,935,724
MULTI-INDEX 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.1%
U.S. Government - 8.1%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$961,506	$997,475
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	2,606,834	2,797,017
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	3,147,289	3,396,409
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	731,211	798,820
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	9,860,200	5,786,960
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	9,569,000	5,778,378
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	3,810,900	2,311,923
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	16,337,000	9,267,321

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $30,726,014)		$31,134,303
SHORT-TERM INVESTMENTS - 3.2%
Short-term funds - 3.2%
John Hancock Collateral Trust, 0.0356% (C)(E)	1,214,606	12,154,680
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	303,147	303,147

TOTAL SHORT-TERM INVESTMENTS (Cost $12,454,821)		$12,457,827
Total investments (Cost $346,495,698) - 103.0%		$395,111,898
Other assets and liabilities, net - (3.0%)		(11,619,648)
TOTAL NET ASSETS - 100.0%		$383,492,250
MULTI-INDEX 2020 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 21.6%
Equity - 21.6%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,865,519	$42,896,823

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $33,580,657)		$42,896,823
UNAFFILIATED INVESTMENT COMPANIES - 70.1%
Exchange-traded funds - 70.1%
Financial Select Sector SPDR Fund	51,576	1,980,518
Invesco Senior Loan ETF (D)	356,893	7,901,611
iShares Global Infrastructure ETF	29,763	1,384,277
iShares MSCI Global Min Vol Factor ETF	89,262	9,528,719
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	49,031	1,528,296
Vanguard Dividend Appreciation ETF	39,011	6,334,996
Vanguard Emerging Markets Government Bond ETF	126,418	10,169,064
Vanguard Energy ETF	62,556	4,254,434
Vanguard FTSE All World ex-US Small-Cap ETF (D)	17,809	2,494,329
Vanguard FTSE Developed Markets ETF	95,262	4,997,445
Vanguard FTSE Emerging Markets ETF (D)	43,865	2,291,069
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	25

MULTI-INDEX 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
Vanguard Global ex-U.S. Real Estate ETF	23,362	$1,384,432
Vanguard Health Care ETF (D)	7,567	1,986,262
Vanguard Information Technology ETF	2,345	1,000,565
Vanguard Intermediate-Term Corporate Bond ETF	247,005	23,608,735
Vanguard Materials ETF	14,790	2,766,470
Vanguard Mid-Cap ETF	23,138	5,732,208
Vanguard Real Estate ETF	38,786	4,211,384
Vanguard S&P 500 ETF	7,114	2,952,666
Vanguard Short-Term Corporate Bond ETF	110,615	9,147,861
Vanguard Small-Cap ETF	5,913	1,338,171
Vanguard Total Bond Market ETF	223,431	19,317,844
Xtrackers USD High Yield Corporate Bond ETF	324,110	13,074,597

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $128,466,825)		$139,385,953
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.0%
U.S. Government - 8.0%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$847,952	879,673
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	2,298,095	2,465,754
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	2,775,040	2,994,695
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	644,212	703,776
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	3,725,700	2,186,617
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	3,615,300	2,183,151
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	1,439,800	873,470
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	6,173,000	3,501,694

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $15,542,647)		$15,788,830
SHORT-TERM INVESTMENTS - 6.1%
Short-term funds - 6.1%
John Hancock Collateral Trust, 0.0356% (C)(E)	1,072,645	10,734,062
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	1,390,936	1,390,936

TOTAL SHORT-TERM INVESTMENTS (Cost $12,122,581)		$12,124,998
Total investments (Cost $189,712,710) - 105.8%		$210,196,604
Other assets and liabilities, net - (5.8%)		(11,481,614)
TOTAL NET ASSETS - 100.0%		$198,714,990
MULTI-INDEX 2015 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 20.1%
Equity - 20.1%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	765,310	$11,456,690
MULTI-INDEX 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $9,096,178)		$11,456,690
UNAFFILIATED INVESTMENT COMPANIES - 71.4%
Exchange-traded funds - 71.4%
Invesco Senior Loan ETF	123,681	$2,738,297
iShares Global Infrastructure ETF	8,530	396,730
iShares MSCI Global Min Vol Factor ETF	25,544	2,726,822
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	14,789	460,973
Vanguard Dividend Appreciation ETF	11,156	1,811,623
Vanguard Emerging Markets Government Bond ETF	38,067	3,062,109
Vanguard Energy ETF	17,586	1,196,024
Vanguard FTSE All World ex-US Small-Cap ETF	4,096	573,686
Vanguard FTSE Developed Markets ETF	21,484	1,127,051
Vanguard FTSE Emerging Markets ETF	4,015	209,703
Vanguard Global ex-U.S. Real Estate ETF	6,736	399,175
Vanguard Intermediate-Term Corporate Bond ETF	80,310	7,676,030
Vanguard Materials ETF	4,256	796,085
Vanguard Mid-Cap ETF	4,001	991,208
Vanguard Real Estate ETF	11,184	1,214,359
Vanguard S&P 500 ETF	3,065	1,272,128
Vanguard Short-Term Corporate Bond ETF	44,506	3,680,646
Vanguard Small-Cap ETF	782	176,974
Vanguard Total Bond Market ETF	72,645	6,280,887
Xtrackers USD High Yield Corporate Bond ETF	98,069	3,956,103

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $38,360,110)		$40,746,613
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.3%
U.S. Government - 8.3%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$360,903	374,404
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	980,322	1,051,842
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,184,045	1,277,767
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	274,463	299,840
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	727,300	426,853
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	706,100	426,389
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	280,400	170,108
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	1,206,000	684,115

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $4,652,915)		$4,711,318
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	53,564	53,564
26	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2015 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $53,564)	$53,564
Total investments (Cost $52,162,767) - 99.9%	$56,968,185
Other assets and liabilities, net - 0.1%	62,296
TOTAL NET ASSETS - 100.0%	$57,030,481
MULTI-INDEX 2010 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 14.8%
Equity - 14.8%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	401,448	$6,009,674

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $4,813,637)		$6,009,674
UNAFFILIATED INVESTMENT COMPANIES - 76.8%
Exchange-traded funds - 76.8%
Invesco Senior Loan ETF	105,075	2,326,361
iShares Global Infrastructure ETF	6,087	283,106
iShares MSCI Global Min Vol Factor ETF	18,230	1,946,053
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	11,244	350,475
Vanguard Dividend Appreciation ETF (D)	7,963	1,293,112
Vanguard Emerging Markets Government Bond ETF	28,789	2,315,787
Vanguard Energy ETF	12,548	853,389
Vanguard FTSE All World ex-US Small-Cap ETF	2,209	309,393
Vanguard FTSE Developed Markets ETF	19,431	1,019,350
Vanguard Global ex-U.S. Real Estate ETF	4,805	284,744
Vanguard Intermediate-Term Corporate Bond ETF	63,638	6,082,519
Vanguard Materials ETF	3,047	569,941
Vanguard Mid-Cap ETF	1,634	404,807
Vanguard Real Estate ETF	7,982	866,686
Vanguard S&P 500 ETF	2,336	969,557
Vanguard Short-Term Corporate Bond ETF	41,336	3,418,487
Vanguard Total Bond Market ETF	57,565	4,977,070
Xtrackers USD High Yield Corporate Bond ETF	74,624	3,010,332

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $29,743,112)		$31,281,169
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.9%
U.S. Government - 7.9%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$323,483	335,584
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	876,456	940,399
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,057,859	1,141,593
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	245,463	268,159
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	234,100	137,393
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	227,900	137,621
MULTI-INDEX 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	90,100	$54,660
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	388,000	220,097

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,180,419)		$3,235,506
SHORT-TERM INVESTMENTS - 0.9%
Short-term funds - 0.9%
John Hancock Collateral Trust, 0.0356% (C)(E)	29,845	298,657
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	57,060	57,060

TOTAL SHORT-TERM INVESTMENTS (Cost $355,644)		$355,717
Total investments (Cost $38,092,812) - 100.4%		$40,882,066
Other assets and liabilities, net - (0.4%)		(171,744)
TOTAL NET ASSETS - 100.0%		$40,710,322
Percentages are based upon net assets.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 8-31-21.
(D)	All or a portion of this security is on loan as of 8-31-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	27

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

	Multi-Index 2065 Lifetime Portfolio	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$2,593,584	$38,442,778	$86,264,240	$113,175,646
Affiliated investments, at value	3,683,854	58,421,115	136,324,819	172,457,332
Total investments, at value	6,277,438	96,863,893	222,589,059	285,632,978
Cash	—	—	5,393	6,509
Dividends and interest receivable	4	2	7	10
Receivable for fund shares sold	32,019	228,158	530,997	482,695
Receivable for securities lending income	—	487	1,072	2,254
Receivable from affiliates	1,110	1,361	2,320	2,849
Other assets	43,007	33,720	35,674	33,591
Total assets	6,353,578	97,127,621	223,164,522	286,160,886
Liabilities
Payable for investments purchased	32,418	406,072	770,295	917,534
Payable for fund shares repurchased	—	55,320	54,862	24,132
Payable upon return of securities loaned	—	2,426,500	10,505,197	7,664,384
Payable to affiliates
Accounting and legal services fees	183	3,305	7,491	9,874
Transfer agent fees	16	290	669	960
Distribution and service fees	12	143	429	610
Trustees’ fees	1	22	50	66
Other liabilities and accrued expenses	125,669	71,097	72,658	73,284
Total liabilities	158,299	2,962,749	11,411,651	8,690,844
Net assets	$6,195,279	$94,164,872	$211,752,871	$277,470,042
Net assets consist of
Paid-in capital	$5,775,579	$75,668,191	$167,034,983	$219,396,202
Total distributable earnings (loss)	419,700	18,496,681	44,717,888	58,073,840
Net assets	$6,195,279	$94,164,872	$211,752,871	$277,470,042
Unaffiliated investments, at cost	$2,423,885	$31,612,530	$68,933,981	$90,363,570
Affiliated investments, at cost	3,450,327	48,861,793	114,214,682	143,616,877
Total investments, at cost	5,874,212	80,474,323	183,148,663	233,980,447
Securities loaned, at value	—	$2,373,600	$10,273,560	$7,512,960
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$225,224	$1,904,650	$4,336,293	$4,179,681
Shares outstanding	16,662	117,994	288,070	275,740
Net asset value and redemption price per share	$13.52	$16.14	$15.05	$15.16
Class R4
Net assets	$203,712	$1,726,384	$5,127,684	$7,283,545
Shares outstanding	15,080	106,943	341,159	480,995
Net asset value, offering price and redemption price per share	$13.51	$16.14	$15.03	$15.14
Class R6
Net assets	$67,606	$23,276,371	$57,666,467	$94,579,163
Shares outstanding	5,000	1,440,807	3,832,508	6,241,396
Net asset value, offering price and redemption price per share	$13.52	$16.16	$15.05	$15.15
Class 1
Net assets	$5,698,737	$67,257,467	$144,622,427	$171,427,653
Shares outstanding	421,382	4,163,546	9,605,690	11,308,087
Net asset value, offering price and redemption price per share	$13.52	$16.15	$15.06	$15.16
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.23	$16.99	$15.84	$15.96

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
28	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

Continued

	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$152,436,976	$181,370,315	$231,425,441	$270,461,848
Affiliated investments, at value	236,030,959	223,168,799	244,433,320	216,871,807
Total investments, at value	388,467,935	404,539,114	475,858,761	487,333,655
Cash	8,146	8,449	9,273	9,229
Dividends and interest receivable	16	24	26	868
Receivable for fund shares sold	2,051,933	625,691	1,260,123	613,761
Receivable for investments sold	—	1,051	—	314,524
Receivable for securities lending income	2,302	2,088	3,583	5,388
Receivable from affiliates	3,632	3,878	4,389	4,561
Other assets	33,900	35,792	37,820	41,779
Total assets	390,567,864	405,216,087	477,173,975	488,323,765
Liabilities
Payable for investments purchased	1,805,514	817,034	1,095,909	634,383
Payable for fund shares repurchased	31,666	78,677	166,646	56,628
Payable upon return of securities loaned	15,825,000	13,166,764	25,182,725	16,056,563
Payable to affiliates
Accounting and legal services fees	13,201	13,812	16,106	17,002
Transfer agent fees	1,326	1,289	1,360	1,457
Distribution and service fees	618	650	895	971
Trustees’ fees	89	92	108	113
Other liabilities and accrued expenses	74,289	74,723	75,286	75,746
Total liabilities	17,751,703	14,153,041	26,539,035	16,842,863
Net assets	$372,816,161	$391,063,046	$450,634,940	$471,480,902
Net assets consist of
Paid-in capital	$295,368,200	$313,058,508	$364,140,755	$386,299,882
Total distributable earnings (loss)	77,447,961	78,004,538	86,494,185	85,181,020
Net assets	$372,816,161	$391,063,046	$450,634,940	$471,480,902
Unaffiliated investments, at cost	$122,274,659	$149,242,711	$196,823,804	$239,145,086
Affiliated investments, at cost	198,175,926	185,302,128	203,771,561	177,065,321
Total investments, at cost	320,450,585	334,544,839	400,595,365	416,210,407
Securities loaned, at value	$15,480,000	$12,889,680	$24,626,040	$15,694,560
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$7,583,060	$7,706,436	$7,670,580	$9,030,570
Shares outstanding	506,920	523,715	537,850	653,913
Net asset value and redemption price per share	$14.96	$14.71	$14.26	$13.81
Class R4
Net assets	$7,411,494	$7,773,623	$10,690,020	$11,545,358
Shares outstanding	496,537	528,336	749,752	836,111
Net asset value, offering price and redemption price per share	$14.93	$14.71	$14.26	$13.81
Class R6
Net assets	$116,108,963	$101,994,891	$115,557,720	$102,495,305
Shares outstanding	7,755,973	6,927,381	8,095,883	7,413,987
Net asset value, offering price and redemption price per share	$14.97	$14.72	$14.27	$13.82
Class 1
Net assets	$241,712,644	$273,588,096	$316,716,620	$348,409,669
Shares outstanding	16,156,220	18,584,634	22,188,383	25,218,977
Net asset value, offering price and redemption price per share	$14.96	$14.72	$14.27	$13.82
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.75	$15.48	$15.01	$14.54

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	29

STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

Continued

	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$251,373,174	$156,565,719	$45,511,495	$34,573,735
Affiliated investments, at value	143,738,724	53,630,885	11,456,690	6,308,331
Total investments, at value	395,111,898	210,196,604	56,968,185	40,882,066
Cash	7,519	4,346	2,671	2,407
Dividends and interest receivable	2,450	2,153	915	816
Receivable for fund shares sold	808,402	595,551	156,338	235,046
Receivable for investments sold	342,452	—	413	69
Receivable for securities lending income	3,956	2,320	27	79
Receivable from affiliates	3,856	2,267	1,124	926
Other assets	35,033	33,134	29,937	27,398
Total assets	396,315,566	210,836,375	57,159,610	41,148,807
Liabilities
Payable for investments purchased	218,823	1,233,984	54,556	66,253
Payable for fund shares repurchased	359,515	74,981	10	100
Payable upon return of securities loaned	12,153,281	10,730,480	—	298,710
Payable to affiliates
Accounting and legal services fees	13,859	7,083	2,123	1,559
Transfer agent fees	1,548	812	278	61
Distribution and service fees	608	440	56	19
Trustees’ fees	92	48	14	10
Other liabilities and accrued expenses	75,590	73,557	72,092	71,773
Total liabilities	12,823,316	12,121,385	129,129	438,485
Net assets	$383,492,250	$198,714,990	$57,030,481	$40,710,322
Net assets consist of
Paid-in capital	$322,956,648	$171,334,118	$49,864,947	$36,469,467
Total distributable earnings (loss)	60,535,602	27,380,872	7,165,534	4,240,855
Net assets	$383,492,250	$198,714,990	$57,030,481	$40,710,322
Unaffiliated investments, at cost	$230,137,435	$145,400,408	$43,066,589	$32,980,591
Affiliated investments, at cost	116,358,263	44,312,302	9,096,178	5,112,221
Total investments, at cost	346,495,698	189,712,710	52,162,767	38,092,812
Securities loaned, at value	$11,879,280	$10,563,947	—	$292,806
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$12,112,355	$8,174,053	$1,931,776	$79,043
Shares outstanding	926,410	659,058	164,309	6,880
Net asset value and redemption price per share	$13.07	$12.40	$11.76	$11.49
Class R4
Net assets	$7,250,925	$5,186,403	$672,169	$240,619
Shares outstanding	554,740	418,456	57,213	20,964
Net asset value, offering price and redemption price per share	$13.07	$12.39	$11.75	$11.48
Class R6
Net assets	$91,020,710	$47,942,873	$19,659,821	$7,175,804
Shares outstanding	6,953,872	3,859,734	1,669,812	623,729
Net asset value, offering price and redemption price per share	$13.09	$12.42	$11.77	$11.50
Class 1
Net assets	$273,108,260	$137,411,661	$34,766,715	$33,214,856
Shares outstanding	20,885,761	11,074,997	2,953,815	2,889,779
Net asset value, offering price and redemption price per share	$13.08	$12.41	$11.77	$11.49
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.76	$13.05	$12.38	$12.09

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
30	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-21

	Multi-Index 2065 Lifetime Portfolio[1]	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio
Investment income
Dividends from unaffiliated investments	$10,432	$422,938	$1,016,498	$1,350,177
Dividends from affiliated investments	2,346	475,369	1,180,162	1,567,409
Interest	681	18,931	45,117	60,070
Securities lending	54	2,845	8,941	10,680
Other income received from advisor	484	14,225	31,923	42,436
Total investment income	13,997	934,308	2,282,641	3,030,772
Expenses
Investment management fees	5,025	158,770	376,372	499,708
Distribution and service fees	1,221	27,717	67,738	79,837
Accounting and legal services fees	313	9,826	23,162	30,724
Transfer agent fees	34	1,728	4,528	7,568
Trustees’ fees	181	1,155	2,608	3,430
Custodian fees	33,304	34,571	34,572	34,573
State registration fees	46,810	38,469	37,994	38,320
Printing and postage	16,467	18,950	19,414	19,364
Professional fees	54,624	37,444	39,917	41,325
Other	9,482	14,048	15,211	15,618
Total expenses	167,461	342,678	621,516	770,467
Less expense reductions	(166,282)	(314,233)	(553,132)	(688,265)
Net expenses	1,179	28,445	68,384	82,202
Net investment income	12,818	905,863	2,214,257	2,948,570
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,890	1,285,966	3,469,281	5,120,691
Affiliated investments	(2,429)	50,760	40,317	(64,327)
Capital gain distributions received from unaffiliated investments	27	2,150	5,279	7,008
Capital gain distributions received from affiliated investments	7,364	1,492,335	3,704,902	4,920,594
	6,852	2,831,211	7,219,779	9,983,966
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	169,699	4,917,768	11,263,614	14,437,216
Affiliated investments	233,527	7,648,463	18,120,136	24,135,819
	403,226	12,566,231	29,383,750	38,573,035
Net realized and unrealized gain	410,078	15,397,442	36,603,529	48,557,001
Increase in net assets from operations	$422,896	$16,303,305	$38,817,786	$51,505,571

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	31

STATEMENTS OF OPERATIONS For the year ended 8-31-21

Continued

	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio
Investment income
Dividends from unaffiliated investments	$1,793,900	$2,207,812	$3,167,942	$4,175,319
Dividends from affiliated investments	2,084,840	2,111,328	2,258,704	2,194,833
Interest	81,048	168,151	276,014	412,883
Securities lending	17,498	18,401	25,622	41,468
Other income received from advisor	55,185	16,669	—	—
Total investment income	4,032,471	4,522,361	5,728,282	6,824,503
Expenses
Investment management fees	662,739	753,425	962,218	1,128,624
Distribution and service fees	107,153	118,260	146,698	172,072
Accounting and legal services fees	40,674	43,044	50,608	54,481
Transfer agent fees	9,861	8,461	9,632	8,936
Trustees’ fees	4,509	4,809	5,646	6,078
Custodian fees	34,573	34,574	34,574	34,575
State registration fees	38,353	38,337	38,353	38,319
Printing and postage	19,283	19,537	19,288	19,367
Professional fees	43,173	43,624	45,024	45,798
Other	16,506	16,978	17,700	18,274
Total expenses	976,824	1,081,049	1,329,741	1,526,524
Less expense reductions	(866,589)	(959,326)	(1,131,063)	(1,195,046)
Net expenses	110,235	121,723	198,678	331,478
Net investment income	3,922,236	4,400,638	5,529,604	6,493,025
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	6,961,174	7,295,653	8,930,637	10,530,081
Affiliated investments	131,976	696,258	1,323,825	2,312,246
Capital gain distributions received from unaffiliated investments	9,287	18,132	51,548	89,010
Capital gain distributions received from affiliated investments	6,544,973	6,628,128	7,090,789	6,890,277
	13,647,410	14,638,171	17,396,799	19,821,614
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	18,900,357	19,509,307	19,274,893	15,578,924
Affiliated investments	31,591,758	31,098,576	32,659,769	30,648,610
	50,492,115	50,607,883	51,934,662	46,227,534
Net realized and unrealized gain	64,139,525	65,246,054	69,331,461	66,049,148
Increase in net assets from operations	$68,061,761	$69,646,692	$74,861,065	$72,542,173
32	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-21

Continued
	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Investment income
Dividends from unaffiliated investments	$4,068,653	$2,783,527	$918,858	$739,307
Dividends from affiliated investments	1,565,274	593,076	162,708	88,707
Interest	548,749	385,200	137,849	123,896
Securities lending	34,714	12,220	2,035	2,164
Total investment income	6,217,390	3,774,023	1,221,450	954,074
Expenses
Investment management fees	1,016,206	646,295	204,437	162,564
Distribution and service fees	136,613	77,252	19,034	16,569
Accounting and legal services fees	44,477	23,996	7,289	5,477
Transfer agent fees	7,994	5,180	1,928	607
Trustees’ fees	5,097	2,933	1,023	797
Custodian fees	36,074	36,073	36,071	36,071
State registration fees	38,318	38,352	38,003	38,152
Printing and postage	19,214	18,960	19,063	18,899
Professional fees	44,051	40,275	37,078	36,708
Other	18,117	16,156	14,182	14,494
Total expenses	1,366,161	905,472	378,108	330,338
Less expense reductions	(986,629)	(601,299)	(280,210)	(248,751)
Net expenses	379,532	304,173	97,898	81,587
Net investment income	5,837,858	3,469,850	1,123,552	872,487
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	8,582,245	4,390,916	1,368,923	953,857
Affiliated investments	4,525,403	3,984,150	1,117,709	558,328
Capital gain distributions received from unaffiliated investments	96,282	80,745	28,757	23,589
Capital gain distributions received from affiliated investments	4,913,890	1,861,852	510,792	278,480
	18,117,820	10,317,663	3,026,181	1,814,254
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	9,450,738	5,283,509	1,103,846	765,938
Affiliated investments	18,434,774	4,332,758	1,079,707	655,999
	27,885,512	9,616,267	2,183,553	1,421,937
Net realized and unrealized gain	46,003,332	19,933,930	5,209,734	3,236,191
Increase in net assets from operations	$51,841,190	$23,403,780	$6,333,286	$4,108,678
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	33

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2065 Lifetime Portfolio	Multi-Index 2060 Lifetime Portfolio		Multi-Index 2055 Lifetime Portfolio
	Period ended 8-31-21[1]	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$12,818	$905,863	$687,298	$2,214,257	$1,984,779
Net realized gain	6,852	2,831,211	451,564	7,219,779	2,675,451
Change in net unrealized appreciation (depreciation)	403,226	12,566,231	4,622,843	29,383,750	10,518,630
Increase in net assets resulting from operations	422,896	16,303,305	5,761,705	38,817,786	15,178,860
Distributions to shareholders
From earnings
Class R4	(508)	(12,135)	(6,782)	(84,260)	(9,882)
Class R6	(531)	(369,514)	(291,929)	(1,278,110)	(1,271,854)
Class 1	(2,198)	(1,358,710)	(1,805,083)	(3,906,341)	(6,205,398)
Total distributions	(3,237)	(1,740,359)	(2,103,794)	(5,268,711)	(7,487,134)
Portfolio share transactions
From portfolio share transactions	5,775,620	34,423,973	14,437,092	60,855,557	27,424,423
Total increase	6,195,279	48,986,919	18,095,003	94,404,632	35,116,149
Net assets
Beginning of period	—	45,177,953	27,082,950	117,348,239	82,232,090
End of period	$6,195,279	$94,164,872	$45,177,953	$211,752,871	$117,348,239

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
34	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2050 Lifetime Portfolio		Multi-Index 2045 Lifetime Portfolio		Multi-Index 2040 Lifetime Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$2,948,570	$2,829,109	$3,922,236	$3,842,431	$4,400,638	$4,485,396
Net realized gain	9,983,966	3,412,176	13,647,410	4,589,462	14,638,171	4,435,490
Change in net unrealized appreciation (depreciation)	38,573,035	14,202,622	50,492,115	19,709,119	50,607,883	20,283,695
Increase in net assets resulting from operations	51,505,571	20,443,907	68,061,761	28,141,012	69,646,692	29,204,581
Distributions to shareholders
From earnings
Class R4	(94,072)	(35,576)	(138,651)	(57,580)	(80,577)	(13,948)
Class R6	(2,451,180)	(2,867,100)	(3,265,356)	(4,588,538)	(3,078,025)	(4,104,547)
Class 1	(4,948,674)	(7,984,116)	(6,755,928)	(10,566,473)	(8,994,558)	(13,649,327)
Total distributions	(7,493,926)	(10,886,792)	(10,159,935)	(15,212,591)	(12,153,160)	(17,767,822)
Portfolio share transactions
From portfolio share transactions	72,772,349	33,006,919	102,792,003	34,684,937	103,486,409	28,831,174
Total increase	116,783,994	42,564,034	160,693,829	47,613,358	160,979,941	40,267,933
Net assets
Beginning of period	160,686,048	118,122,014	212,122,332	164,508,974	230,083,105	189,815,172
End of period	$277,470,042	$160,686,048	$372,816,161	$212,122,332	$391,063,046	$230,083,105
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	35

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multi-Index 2035 Lifetime Portfolio		Multi-Index 2030 Lifetime Portfolio		Multi-Index 2025 Lifetime Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$5,529,604	$5,422,573	$6,493,025	$6,064,737	$5,837,858	$5,672,917
Net realized gain	17,396,799	6,058,834	19,821,614	6,934,612	18,117,820	5,816,920
Change in net unrealized appreciation (depreciation)	51,934,662	22,801,482	46,227,534	21,132,829	27,885,512	15,596,611
Increase in net assets resulting from operations	74,861,065	34,282,889	72,542,173	34,132,178	51,841,190	27,086,448
Distributions to shareholders
From earnings
Class R4	(199,326)	(67,938)	(301,434)	(210,191)	(225,984)	(132,382)
Class R6	(3,439,217)	(4,128,607)	(2,870,797)	(2,753,408)	(2,896,762)	(2,840,092)
Class 1	(10,973,708)	(15,362,027)	(13,029,121)	(16,332,135)	(11,608,129)	(13,685,709)
Total distributions	(14,612,251)	(19,558,572)	(16,201,352)	(19,295,734)	(14,730,875)	(16,658,183)
Portfolio share transactions
From portfolio share transactions	114,394,363	37,601,238	116,740,394	45,636,633	93,218,713	24,926,837
Total increase	174,643,177	52,325,555	173,081,215	60,473,077	130,329,028	35,355,102
Net assets
Beginning of period	275,991,763	223,666,208	298,399,687	237,926,610	253,163,222	217,808,120
End of period	$450,634,940	$275,991,763	$471,480,902	$298,399,687	$383,492,250	$253,163,222
36	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multi-Index 2020 Lifetime Portfolio		Multi-Index 2015 Lifetime Portfolio		Multi-Index 2010 Lifetime Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$3,469,850	$3,870,920	$1,123,552	$1,147,381	$872,487	$845,525
Net realized gain	10,317,663	3,271,651	3,026,181	1,874,513	1,814,254	1,127,624
Change in net unrealized appreciation (depreciation)	9,616,267	6,649,961	2,183,553	772,748	1,421,937	413,979
Increase in net assets resulting from operations	23,403,780	13,792,532	6,333,286	3,794,642	4,108,678	2,387,128
Distributions to shareholders
From earnings
Class R4	(250,892)	(217,405)	(32,225)	(70,004)	(10,940)	(10,060)
Class R6	(2,027,179)	(1,946,565)	(957,089)	(929,232)	(258,771)	(401,163)
Class 1	(6,058,043)	(7,530,767)	(1,877,699)	(1,881,062)	(1,616,835)	(1,201,493)
Total distributions	(8,336,114)	(9,694,737)	(2,867,013)	(2,880,298)	(1,886,546)	(1,612,716)
Portfolio share transactions
From portfolio share transactions	33,251,268	11,956,840	7,297,148	5,510,479	6,240,971	4,694,346
Total increase	48,318,934	16,054,635	10,763,421	6,424,823	8,463,103	5,468,758
Net assets
Beginning of period	150,396,056	134,341,421	46,267,060	39,842,237	32,247,219	26,778,461
End of period	$198,714,990	$150,396,056	$57,030,481	$46,267,060	$40,710,322	$32,247,219
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	37

Financial highlights
Multi-Index 2065 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2065 Lifetime Portfolio
Class A
08-31-2021[5]	12.85	—[6,7]	0.67	0.67	—	—	—	13.52	5.21[8]	8.46[9]	0.41[9]	0.06[9]	225	19[10]
Class R4
08-31-2021[11]	10.00	0.11[7]	3.50	3.61	(0.10)	—	(0.10)	13.51	36.28[8]	8.34[9]	0.19[9]	0.99[9]	204	19
Class R6
08-31-2021[11]	10.00	0.17[7]	3.45	3.62	(0.10)	—	(0.10)	13.52	36.44[8]	8.06[9]	0.01[9]	1.52[9]	68	19
Class 1
08-31-2021[11]	10.00	0.07[7]	3.55	3.62	(0.10)	—	(0.10)	13.52	36.42[8]	8.10[9]	0.05[9]	0.58[9]	5,699	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Less than $0.005 per share.
[7] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and less than 0.005% for the period ended 8-31-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-23-20 to 8-31-21.
[11] Period from 9-23-20 (commencement of operations) to 8-31-21.
38	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2060 Lifetime Portfolio
Class A
08-31-2021[5]	15.35	(0.01)	0.80	0.79	—	—	—	16.14	5.15[6]	0.88[7]	0.41[7]	(0.24)[7]	1,905	15[8]
Class R4
08-31-2021	12.95	0.13	3.48	3.61	(0.18)	(0.24)	(0.42)	16.14	28.37	0.83	0.26	0.85	1,726	15
08-31-2020	12.06	0.13	1.59	1.72	(0.26)	(0.57)	(0.83)	12.95	14.56	1.02	0.24	1.16	376	32
08-31-2019	12.89	0.24[9]	(0.35)	(0.11)	(0.21)	(0.51)	(0.72)	12.06	(0.04)	1.00	0.16	1.97[9]	53	13
08-31-2018	12.03	0.23[9]	1.12	1.35	(0.20)	(0.29)	(0.49)	12.89	11.35	1.65	0.16	1.84[9]	57	24
08-31-2017[10]	11.31	0.02	0.70	0.72	—	—	—	12.03	6.37[6]	4.24[7]	0.18[7]	0.44[7]	53	46[11]
Class R6
08-31-2021	12.96	0.19	3.46	3.65	(0.21)	(0.24)	(0.45)	16.16	28.68	0.48	0.01	1.31	23,276	15
08-31-2020	12.06	0.22	1.53	1.75	(0.28)	(0.57)	(0.85)	12.96	14.84	0.70	—	1.90	8,365	32
08-31-2019	12.90	0.22[9]	(0.32)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.08	0.75	—	1.88[9]	2,758	13
08-31-2018	12.03	0.26[9]	1.12	1.38	(0.22)	(0.29)	(0.51)	12.90	11.61	1.40	—	2.08[9]	948	24
08-31-2017	10.60	0.21	1.40	1.61	(0.18)	—	(0.18)	12.03	15.40	3.99	0.02	1.91	188	46
Class 1
08-31-2021	12.96	0.20	3.43	3.63	(0.20)	(0.24)	(0.44)	16.15	28.54	0.52	0.05	1.39	67,257	15
08-31-2020	12.06	0.25	1.50	1.75	(0.28)	(0.57)	(0.85)	12.96	14.77	0.73	0.05	2.08	36,437	32
08-31-2019	12.90	0.23[9]	(0.33)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.03	0.78	0.05	1.92[9]	24,271	13
08-31-2018	12.03	0.22[9]	1.15	1.37	(0.21)	(0.29)	(0.50)	12.90	11.56	1.44	0.05	1.75[9]	15,168	24
08-31-2017	10.60	0.18	1.43	1.61	(0.18)	—	(0.18)	12.03	15.36	4.03	0.07	1.60	5,691	46

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, and 0.01% and less than 0.005% for the periods ended 8-31-19 and 8-31-18, respectively.
[10] The inception date for Class R4 shares is 4-7-17.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	39

Financial highlights continued
Multi-Index 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2055 Lifetime Portfolio
Class A
08-31-2021[5]	14.31	(0.01)	0.75	0.74	—	—	—	15.05	5.17[6]	0.76[7]	0.41[7]	(0.27)[7]	4,336	15[8]
Class R4
08-31-2021	12.15	0.15	3.21	3.36	(0.17)	(0.31)	(0.48)	15.03	28.26	0.71	0.26	1.11	5,128	15
08-31-2020	11.48	0.06	1.58	1.64	(0.25)	(0.72)	(0.97)	12.15	14.67	0.76	0.26	0.57	2,219	28
08-31-2019	12.71	0.23[9]	(0.40)	(0.17)	(0.23)	(0.83)	(1.06)	11.48	(0.14)	0.65	0.16	1.96[9]	52	18
08-31-2018	12.18	0.23[9]	1.13	1.36	(0.23)	(0.60)	(0.83)	12.71	11.42	0.73	0.16	1.86[9]	55	17
08-31-2017[10]	11.45	0.02	0.71	0.73	—	—	—	12.18	6.38[6]	0.72[7]	0.18[7]	0.45[7]	53	15[11]
Class R6
08-31-2021	12.16	0.19	3.20	3.39	(0.19)	(0.31)	(0.50)	15.05	28.60	0.36	0.01	1.39	57,666	15
08-31-2020	11.48	0.23	1.44	1.67	(0.27)	(0.72)	(0.99)	12.16	14.95	0.42	—	2.04	24,431	28
08-31-2019	12.71	0.21[9]	(0.36)	(0.15)	(0.25)	(0.83)	(1.08)	11.48	0.06	0.40	—	1.86[9]	10,711	18
08-31-2018	12.19	0.20[9]	1.17	1.37	(0.25)	(0.60)	(0.85)	12.71	11.49	0.48	—	1.64[9]	4,456	17
08-31-2017	10.91	0.10	1.53	1.63	(0.21)	(0.14)	(0.35)	12.19	15.35	0.47	0.01	0.84	1,746	15
Class 1
08-31-2021	12.16	0.19	3.21	3.40	(0.19)	(0.31)	(0.50)	15.06	28.63	0.40	0.05	1.42	144,622	15
08-31-2020	11.49	0.24	1.42	1.66	(0.27)	(0.72)	(0.99)	12.16	14.78	0.46	0.05	2.13	90,699	28
08-31-2019	12.72	0.23[9]	(0.39)	(0.16)	(0.24)	(0.83)	(1.07)	11.49	0.00[12]	0.44	0.05	2.01[9]	71,469	18
08-31-2018	12.19	0.24[9]	1.13	1.37	(0.24)	(0.60)	(0.84)	12.72	11.52	0.51	0.05	1.90[9]	66,316	17
08-31-2017	10.91	0.21	1.42	1.63	(0.21)	(0.14)	(0.35)	12.19	15.28	0.51	0.06	1.86	52,950	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
[10] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
[12] Less than 0.005%.
40	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2050 Lifetime Portfolio
Class A
08-31-2021[5]	14.41	(0.01)	0.76	0.75	—	—	—	15.16	5.20[6]	0.74[7]	0.41[7]	(0.28)[7]	4,180	17[8]
Class R4
08-31-2021	12.27	0.14	3.25	3.39	(0.17)	(0.35)	(0.52)	15.14	28.30	0.69	0.26	0.99	7,284	17
08-31-2020	11.61	0.10	1.56	1.66	(0.25)	(0.75)	(1.00)	12.27	14.61	0.73	0.26	0.95	2,351	30
08-31-2019	12.85	0.10[9]	(0.28)	(0.18)	(0.23)	(0.83)	(1.06)	11.61	(0.18)	0.68	0.24	0.87[9]	241	19
08-31-2018	12.26	0.23[9]	1.14	1.37	(0.22)	(0.56)	(0.78)	12.85	11.44	0.66	0.16	1.86[9]	56	14
08-31-2017[10]	11.53	0.02	0.71	0.73	—	—	—	12.26	6.33[6]	0.69[7]	0.18[7]	0.44[7]	53	16[11]
Class R6
08-31-2021	12.28	0.19	3.23	3.42	(0.20)	(0.35)	(0.55)	15.15	28.55	0.34	0.01	1.42	94,579	17
08-31-2020	11.62	0.24	1.45	1.69	(0.28)	(0.75)	(1.03)	12.28	14.89	0.38	—	2.09	48,478	30
08-31-2019	12.85	0.23[9]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.11	0.36	—	1.98[9]	26,188	19
08-31-2018	12.26	0.23[9]	1.16	1.39	(0.24)	(0.56)	(0.80)	12.85	11.61	0.41	—	1.84[9]	18,646	14
08-31-2017	10.99	0.04	1.60	1.64	(0.22)	(0.15)	(0.37)	12.26	15.26	0.44	0.01	0.31	10,359	16
Class 1
08-31-2021	12.28	0.19	3.23	3.42	(0.19)	(0.35)	(0.54)	15.16	28.59	0.38	0.05	1.42	171,428	17
08-31-2020	11.62	0.25	1.43	1.68	(0.27)	(0.75)	(1.02)	12.28	14.82	0.42	0.05	2.16	109,857	30
08-31-2019	12.85	0.23[9]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.05	0.39	0.05	2.01[9]	91,692	19
08-31-2018	12.27	0.24[9]	1.13	1.37	(0.23)	(0.56)	(0.79)	12.85	11.46	0.45	0.05	1.90[9]	88,412	14
08-31-2017	10.99	0.22	1.42	1.64	(0.21)	(0.15)	(0.36)	12.27	15.29	0.48	0.06	1.90	70,115	16

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
[10] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	41

Financial highlights continued
Multi-Index 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2045 Lifetime Portfolio
Class A
08-31-2021[5]	14.22	(0.01)	0.75	0.74	—	—	—	14.96	5.20[6]	0.72[7]	0.41[7]	(0.28)[7]	7,583	18[8]
Class R4
08-31-2021	12.11	0.15	3.19	3.34	(0.17)	(0.35)	(0.52)	14.93	28.31	0.67	0.26	1.12	7,411	18
08-31-2020	11.49	0.13	1.51	1.64	(0.26)	(0.76)	(1.02)	12.11	14.67	0.70	0.27	1.18	3,188	33
08-31-2019	12.76	0.20[9]	(0.38)	(0.18)	(0.23)	(0.86)	(1.09)	11.49	(0.11)	0.60	0.18	1.72[9]	50	19
08-31-2018	12.21	0.23[9]	1.14	1.37	(0.22)	(0.60)	(0.82)	12.76	11.37	0.62	0.16	1.87[9]	56	12
08-31-2017[10]	11.48	0.02	0.71	0.73	—	—	—	12.21	6.35[6]	0.63[7]	0.18[7]	0.44[7]	53	21[11]
Class R6
08-31-2021	12.14	0.20	3.18	3.38	(0.20)	(0.35)	(0.55)	14.97	28.59	0.32	0.01	1.44	116,109	18
08-31-2020	11.51	0.24	1.43	1.67	(0.28)	(0.76)	(1.04)	12.14	14.94	0.35	—	2.16	66,299	33
08-31-2019	12.77	0.22[9]	(0.37)	(0.15)	(0.25)	(0.86)	(1.11)	11.51	0.09	0.33	—	1.96[9]	44,013	19
08-31-2018	12.22	0.23[9]	1.15	1.38	(0.23)	(0.60)	(0.83)	12.77	11.61	0.37	—	1.85[9]	32,149	12
08-31-2017	10.96	0.03	1.60	1.63	(0.22)	(0.15)	(0.37)	12.22	15.29	0.37	0.01	0.24	21,476	21
Class 1
08-31-2021	12.13	0.19	3.19	3.38	(0.20)	(0.35)	(0.55)	14.96	28.56	0.36	0.05	1.41	241,713	18
08-31-2020	11.50	0.24	1.42	1.66	(0.27)	(0.76)	(1.03)	12.13	14.89	0.39	0.05	2.15	142,635	33
08-31-2019	12.76	0.23[9]	(0.39)	(0.16)	(0.24)	(0.86)	(1.10)	11.50	0.03	0.37	0.05	2.02[9]	120,446	19
08-31-2018	12.22	0.24[9]	1.13	1.37	(0.23)	(0.60)	(0.83)	12.76	11.47	0.40	0.05	1.90[9]	121,475	12
08-31-2017	10.96	0.22	1.40	1.62	(0.21)	(0.15)	(0.36)	12.22	15.24	0.41	0.06	1.93	100,206	21

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-19 and 8-31-18.
[10] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
42	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2040 Lifetime Portfolio
Class A
08-31-2021[5]	14.02	(0.01)	0.70	0.69	—	—	—	14.71	4.92[6]	0.74[7]	0.41[7]	(0.21)[7]	7,706	20[8]
Class R4
08-31-2021	12.12	0.13	3.05	3.18	(0.18)	(0.41)	(0.59)	14.71	26.96	0.68	0.26	0.95	7,774	20
08-31-2020	11.50	0.08	1.57	1.65	(0.26)	(0.77)	(1.03)	12.12	14.75	0.69	0.26	0.77	1,808	41
08-31-2019	12.79	0.23[9]	(0.38)	(0.15)	(0.23)	(0.91)	(1.14)	11.50	0.11	0.58	0.17	1.96[9]	54	18
08-31-2018	12.25	0.24	1.10	1.34	(0.22)	(0.58)	(0.80)	12.79	11.20	0.61	0.16	1.87	56	15
08-31-2017[10]	11.52	0.02	0.71	0.73	—	—	—	12.25	6.34[6]	0.61[7]	0.18[7]	0.46[7]	53	19[11]
Class R6
08-31-2021	12.13	0.20	3.00	3.20	(0.20)	(0.41)	(0.61)	14.72	27.21	0.33	0.01	1.50	101,995	20
08-31-2020	11.50	0.25	1.43	1.68	(0.28)	(0.77)	(1.05)	12.13	15.05	0.35	0.01	2.21	56,804	41
08-31-2019	12.80	0.23[9]	(0.37)	(0.14)	(0.25)	(0.91)	(1.16)	11.50	0.23	0.33	—	2.01[9]	37,168	18
08-31-2018	12.25	0.24	1.13	1.37	(0.24)	(0.58)	(0.82)	12.80	11.46	0.36	—	1.90	27,193	15
08-31-2017	10.99	0.03	1.60	1.63	(0.22)	(0.15)	(0.37)	12.25	15.24	0.36	0.02	0.25	20,326	19
Class 1
08-31-2021	12.13	0.20	3.00	3.20	(0.20)	(0.41)	(0.61)	14.72	27.16	0.37	0.05	1.51	273,588	20
08-31-2020	11.50	0.25	1.42	1.67	(0.27)	(0.77)	(1.04)	12.13	14.98	0.39	0.06	2.23	171,471	41
08-31-2019	12.79	0.24[9]	(0.38)	(0.14)	(0.24)	(0.91)	(1.15)	11.50	0.25	0.37	0.05	2.04[9]	152,593	18
08-31-2018	12.25	0.24	1.11	1.35	(0.23)	(0.58)	(0.81)	12.79	11.32	0.39	0.05	1.92	151,315	15
08-31-2017	10.98	0.22	1.41	1.63	(0.21)	(0.15)	(0.36)	12.25	15.29	0.39	0.07	1.92	130,499	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and less than 0.005% for the periods ended 8-31-19.
[10] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	43

Financial highlights continued
Multi-Index 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2035 Lifetime Portfolio
Class A
08-31-2021[5]	13.64	—[6]	0.62	0.62	—	—	—	14.26	4.55[7]	0.75[8]	0.43[8]	(0.09)[8]	7,671	24[9]
Class R4
08-31-2021	12.00	0.16	2.69	2.85	(0.18)	(0.41)	(0.59)	14.26	24.47	0.70	0.27	1.24	10,690	24
08-31-2020	11.40	0.15	1.42	1.57	(0.27)	(0.70)	(0.97)	12.00	14.15	0.71	0.29	1.39	3,970	42
08-31-2019	12.52	0.22	(0.28)	(0.06)	(0.24)	(0.82)	(1.06)	11.40	0.72	0.61	0.19	1.92	66	19
08-31-2018	12.11	0.24	0.98	1.22	(0.23)	(0.58)	(0.81)	12.52	10.35	0.61	0.18	1.96	55	15
08-31-2017[10]	11.42	0.03	0.66	0.69	—	—	—	12.11	6.04[7]	0.60[8]	0.20[8]	0.59[8]	53	22[11]
Class R6
08-31-2021	12.01	0.21	2.67	2.88	(0.21)	(0.41)	(0.62)	14.27	24.73	0.35	0.02	1.58	115,558	24
08-31-2020	11.40	0.25	1.35	1.60	(0.29)	(0.70)	(0.99)	12.01	14.45	0.36	0.03	2.27	61,944	42
08-31-2019	12.52	0.24	(0.28)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.93	0.34	0.01	2.11	38,369	19
08-31-2018	12.11	0.24	1.00	1.24	(0.25)	(0.58)	(0.83)	12.52	10.51	0.36	0.01	1.96	20,590	15
08-31-2017	10.94	0.05	1.50	1.55	(0.22)	(0.16)	(0.38)	12.11	14.56	0.35	0.03	0.42	14,013	22
Class 1
08-31-2021	12.01	0.21	2.67	2.88	(0.21)	(0.41)	(0.62)	14.27	24.67	0.39	0.06	1.62	316,717	24
08-31-2020	11.40	0.26	1.33	1.59	(0.28)	(0.70)	(0.98)	12.01	14.40	0.40	0.08	2.28	210,077	42
08-31-2019	12.52	0.25	(0.29)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.88	0.38	0.06	2.19	185,231	19
08-31-2018	12.11	0.25	0.99	1.24	(0.25)	(0.58)	(0.83)	12.52	10.46	0.40	0.06	2.01	195,082	15
08-31-2017	10.95	0.22	1.31	1.53	(0.21)	(0.16)	(0.37)	12.11	14.39	0.39	0.08	1.97	169,855	22

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Less than $0.005 per share.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[10] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
44	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2030 Lifetime Portfolio
Class A
08-31-2021[5]	13.26	—[6]	0.55	0.55	—	—	—	13.81	4.15[7]	0.77[8]	0.46[8]	0.12[8]	9,031	31[9]
Class R4
08-31-2021	11.90	0.19	2.31	2.50	(0.19)	(0.40)	(0.59)	13.81	21.64	0.72	0.30	1.48	11,545	31
08-31-2020	11.31	0.19	1.26	1.45	(0.27)	(0.59)	(0.86)	11.90	13.20	0.74	0.32	1.78	6,232	45
08-31-2019	12.20	0.24	(0.15)	0.09	(0.25)	(0.73)	(0.98)	11.31	1.80	0.62	0.21	2.18	56	24
08-31-2018	11.95	0.25	0.80	1.05	(0.23)	(0.57)	(0.80)	12.20	9.03	0.63	0.21	2.07	54	19
08-31-2017[10]	11.31	0.04	0.60	0.64	—	—	—	11.95	5.66[7]	0.62[8]	0.22[8]	0.77[8]	53	25[11]
Class R6
08-31-2021	11.91	0.22	2.31	2.53	(0.22)	(0.40)	(0.62)	13.82	21.88	0.37	0.05	1.68	102,495	31
08-31-2020	11.32	0.25	1.22	1.47	(0.29)	(0.59)	(0.88)	11.91	13.38	0.39	0.06	2.29	46,937	45
08-31-2019	12.21	0.25	(0.14)	0.11	(0.27)	(0.73)	(1.00)	11.32	2.01	0.37	0.04	2.29	21,285	24
08-31-2018	11.95	0.24	0.84	1.08	(0.25)	(0.57)	(0.82)	12.21	9.30	0.38	0.05	1.98	6,635	19
08-31-2017	10.92	0.08	1.32	1.40	(0.23)	(0.14)	(0.37)	11.95	13.22	0.37	0.06	0.75	4,730	25
Class 1
08-31-2021	11.91	0.23	2.29	2.52	(0.21)	(0.40)	(0.61)	13.82	21.83	0.41	0.09	1.77	348,410	31
08-31-2020	11.31	0.26	1.21	1.47	(0.28)	(0.59)	(0.87)	11.91	13.43	0.42	0.11	2.35	245,230	45
08-31-2019	12.20	0.26	(0.16)	0.10	(0.26)	(0.73)	(0.99)	11.31	1.94	0.41	0.09	2.33	216,585	24
08-31-2018	11.95	0.25	0.82	1.07	(0.25)	(0.57)	(0.82)	12.20	9.16	0.42	0.10	2.12	229,653	19
08-31-2017	10.92	0.24	1.16	1.40	(0.23)	(0.14)	(0.37)	11.95	13.16	0.40	0.11	2.10	205,698	25

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Less than $0.005 per share.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[10] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	45

Financial highlights continued
Multi-Index 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2025 Lifetime Portfolio
Class A
08-31-2021[5]	12.62	0.01	0.44	0.45	—	—	—	13.07	3.57[6]	0.81[7]	0.49[7]	0.45[7]	12,112	41[8]
Class R4
08-31-2021	11.62	0.20	1.88	2.08	(0.20)	(0.43)	(0.63)	13.07	18.50	0.76	0.34	1.67	7,251	41
08-31-2020	11.15	0.20	1.07	1.27	(0.28)	(0.52)	(0.80)	11.62	11.74	0.77	0.36	1.82	4,177	62
08-31-2019	11.86	0.27	(0.04)[9]	0.23	(0.27)	(0.67)	(0.94)	11.15	2.94	0.66	0.25	2.40	55	25
08-31-2018	11.72	0.26	0.62	0.88	(0.24)	(0.50)	(0.74)	11.86	7.72	0.67	0.25	2.20	53	23
08-31-2017[10]	11.15	0.05	0.52	0.57	—	—	—	11.72	5.11[6]	0.65[7]	0.26[7]	0.99[7]	53	28[11]
Class R6
08-31-2021	11.63	0.23	1.89	2.12	(0.23)	(0.43)	(0.66)	13.09	18.84	0.41	0.09	1.89	91,021	41
08-31-2020	11.15	0.27	1.03	1.30	(0.30)	(0.52)	(0.82)	11.63	11.98	0.42	0.10	2.45	43,689	62
08-31-2019	11.87	0.24	—[9,12]	0.24	(0.29)	(0.67)	(0.96)	11.15	3.05	0.41	0.08	2.23	17,092	25
08-31-2018	11.72	0.27	0.64	0.91	(0.26)	(0.50)	(0.76)	11.87	7.96	0.42	0.08	2.29	4,587	23
08-31-2017	10.90	0.11	1.10	1.21	(0.25)	(0.14)	(0.39)	11.72	11.46	0.40	0.09	1.03	3,001	28
Class 1
08-31-2021	11.62	0.24	1.88	2.12	(0.23)	(0.43)	(0.66)	13.08	18.81	0.45	0.13	1.94	273,108	41
08-31-2020	11.14	0.27	1.02	1.29	(0.29)	(0.52)	(0.81)	11.62	11.94	0.46	0.15	2.46	205,297	62
08-31-2019	11.86	0.28	(0.05)[9]	0.23	(0.28)	(0.67)	(0.95)	11.14	2.99	0.44	0.13	2.52	200,661	25
08-31-2018	11.72	0.27	0.63	0.90	(0.26)	(0.50)	(0.76)	11.86	7.83	0.46	0.13	2.26	215,247	23
08-31-2017	10.89	0.25	0.97	1.22	(0.25)	(0.14)	(0.39)	11.72	11.50	0.44	0.14	2.25	198,109	28

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.
[10] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[11] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
[12] Less than $0.005 per share.
46	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2020 Lifetime Portfolio
Class A
08-31-2021[5]	12.04	0.01	0.35	0.36	—	—	—	12.40	2.99[6]	0.91[7]	0.55[7]	0.56[7]	8,174	48[8]
Class R4
08-31-2021	11.34	0.22	1.44	1.66	(0.22)	(0.39)	(0.61)	12.39	15.08	0.86	0.40	1.89	5,186	48
08-31-2020	11.01	0.24	0.80	1.04	(0.29)	(0.42)	(0.71)	11.34	9.66	0.86	0.39	2.26	4,746	78
08-31-2019	11.48	0.24	0.13	0.37	(0.28)	(0.56)	(0.84)	11.01	4.12	0.75	0.29	2.25	101	24
08-31-2018	11.45	0.27	0.43	0.70	(0.26)	(0.41)	(0.67)	11.48	6.25	0.74	0.26	2.34	52	30
08-31-2017[9]	10.96	0.06	0.43	0.49	—	—	—	11.45	4.47[6]	0.71[7]	0.28[7]	1.25[7]	52	37[10]
Class R6
08-31-2021	11.36	0.25	1.45	1.70	(0.25)	(0.39)	(0.64)	12.42	15.41	0.51	0.14	2.12	47,943	48
08-31-2020	11.02	0.27	0.80	1.07	(0.31)	(0.42)	(0.73)	11.36	9.97	0.51	0.13	2.52	38,491	78
08-31-2019	11.49	0.27	0.12	0.39	(0.30)	(0.56)	(0.86)	11.02	4.32	0.47	0.10	2.54	9,368	24
08-31-2018	11.46	0.25	0.47	0.72	(0.28)	(0.41)	(0.69)	11.49	6.42	0.49	0.10	2.21	2,816	30
08-31-2017	10.84	0.21	0.79	1.00	(0.25)	(0.13)	(0.38)	11.46	9.62	0.46	0.11	1.97	622	37
Class 1
08-31-2021	11.35	0.25	1.44	1.69	(0.24)	(0.39)	(0.63)	12.41	15.37	0.55	0.19	2.11	137,412	48
08-31-2020	11.01	0.29	0.77	1.06	(0.30)	(0.42)	(0.72)	11.35	9.93	0.54	0.18	2.70	107,158	78
08-31-2019	11.48	0.30	0.08	0.38	(0.29)	(0.56)	(0.85)	11.01	4.27	0.50	0.15	2.73	124,872	24
08-31-2018	11.46	0.28	0.42	0.70	(0.27)	(0.41)	(0.68)	11.48	6.28	0.52	0.15	2.44	141,470	30
08-31-2017	10.83	0.26	0.76	1.02	(0.26)	(0.13)	(0.39)	11.46	9.67	0.50	0.16	2.41	144,223	37

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[10] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	47

Financial highlights continued
Multi-Index 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2015 Lifetime Portfolio
Class A
08-31-2021[5]	11.46	0.02	0.28	0.30	—	—	—	11.76	2.62[6]	1.12[7]	0.57[7]	0.81[7]	1,932	58[8]
Class R4
08-31-2021	11.00	0.22	1.16	1.38	(0.21)	(0.42)	(0.63)	11.75	13.00	1.07	0.41	1.98	672	58
08-31-2020	10.82	0.22	0.67	0.89	(0.30)	(0.41)	(0.71)	11.00	8.45	1.11	0.40	2.12	1,582	99
08-31-2019	11.07	0.29	0.20	0.49	(0.29)	(0.45)	(0.74)	10.82	5.20	0.90	0.27	2.73	50	27
08-31-2018	11.18	0.27	0.28	0.55	(0.28)	(0.38)	(0.66)	11.07	5.01	0.96	0.27	2.47	52	28
08-31-2017[9]	10.74	0.07	0.37	0.44	—	—	—	11.18	4.10[6]	0.88[7]	0.29[7]	1.48[7]	52	47[10]
Class R6
08-31-2021	11.02	0.26	1.15	1.41	(0.24)	(0.42)	(0.66)	11.77	13.24	0.72	0.16	2.27	19,660	58
08-31-2020	10.82	0.28	0.64	0.92	(0.31)	(0.41)	(0.72)	11.02	8.81	0.76	0.14	2.63	15,783	99
08-31-2019	11.07	0.27	0.23	0.50	(0.30)	(0.45)	(0.75)	10.82	5.39	0.65	0.10	2.57	3,227	27
08-31-2018	11.18	0.31	0.26	0.57	(0.30)	(0.38)	(0.68)	11.07	5.17	0.71	0.11	2.80	880	28
08-31-2017	10.74	0.24	0.59	0.83	(0.27)	(0.12)	(0.39)	11.18	8.04	0.63	0.12	2.26	383	47
Class 1
08-31-2021	11.02	0.25	1.16	1.41	(0.24)	(0.42)	(0.66)	11.77	13.19	0.76	0.21	2.23	34,767	58
08-31-2020	10.82	0.29	0.63	0.92	(0.31)	(0.41)	(0.72)	11.02	8.76	0.80	0.19	2.72	28,901	99
08-31-2019	11.07	0.30	0.20	0.50	(0.30)	(0.45)	(0.75)	10.82	5.33	0.69	0.15	2.84	36,564	27
08-31-2018	11.18	0.28	0.28	0.56	(0.29)	(0.38)	(0.67)	11.07	5.12	0.75	0.16	2.56	42,181	28
08-31-2017	10.74	0.27	0.56	0.83	(0.27)	(0.12)	(0.39)	11.18	7.98	0.66	0.17	2.52	44,768	47

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[10] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
48	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2010 Lifetime Portfolio
Class A
08-31-2021[5]	11.23	0.04	0.22	0.26	—	—	—	11.49	2.32[6]	1.25[7]	0.59[7]	1.79[7]	79	62[8]
Class R4
08-31-2021	10.84	0.24	0.96	1.20	(0.22)	(0.34)	(0.56)	11.48	11.36	1.16	0.40	2.14	241	62
08-31-2020	10.53	0.25	0.57	0.82	(0.27)	(0.24)	(0.51)	10.84	7.92	1.25	0.38	2.44	207	96
08-31-2019	10.81	0.29	0.25	0.54	(0.31)	(0.51)	(0.82)	10.53	5.91	1.07	0.28	2.84	50	35
08-31-2018	10.93	0.28	0.15	0.43	(0.28)	(0.27)	(0.55)	10.81	3.97	1.13	0.27	2.57	51	49
08-31-2017[9]	10.53	0.07	0.33	0.40	—	—	—	10.93	3.80[6]	1.04[7]	0.29[7]	1.62[7]	52	52[10]
Class R6
08-31-2021	10.86	0.26	0.96	1.22	(0.24)	(0.34)	(0.58)	11.50	11.57	0.84	0.18	2.33	7,176	62
08-31-2020	10.55	0.32	0.51	0.83	(0.28)	(0.24)	(0.52)	10.86	8.09	0.92	0.14	3.05	4,651	96
08-31-2019	10.83	0.28	0.28	0.56	(0.33)	(0.51)	(0.84)	10.55	6.10	0.82	0.11	2.77	2,172	35
08-31-2018	10.94	0.31	0.14	0.45	(0.29)	(0.27)	(0.56)	10.83	4.22	0.88	0.10	2.88	964	49
08-31-2017	10.68	0.16	0.56	0.72	(0.30)	(0.16)	(0.46)	10.94	6.98	0.79	0.13	1.59	1,953	52
Class 1
08-31-2021	10.85	0.26	0.95	1.21	(0.23)	(0.34)	(0.57)	11.49	11.53	0.88	0.22	2.32	33,215	62
08-31-2020	10.54	0.28	0.55	0.83	(0.28)	(0.24)	(0.52)	10.85	8.04	0.96	0.19	2.74	27,389	96
08-31-2019	10.82	0.30	0.25	0.55	(0.32)	(0.51)	(0.83)	10.54	6.05	0.86	0.16	2.95	24,556	35
08-31-2018	10.93	0.29	0.16	0.45	(0.29)	(0.27)	(0.56)	10.82	4.17	0.92	0.15	2.67	28,723	49
08-31-2017	10.68	0.28	0.42	0.70	(0.29)	(0.16)	(0.45)	10.93	6.83	0.83	0.18	2.59	29,065	52

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class A shares is 6-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[9] Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding 8-31-16.
[10] Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	49

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, twelve of which are presented in this report (collectively, the Multi-Index Lifetime Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through each portfolio’s target retirement dates, with a greater focus on income beyond the target dates. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Multi-Index 2065 Lifetime Portfolio commenced operations on September 23, 2020.
Class A shares launched on June 21, 2021.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
50	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2065 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$3,683,854	$3,683,854	—	—
Unaffiliated investment companies	2,389,398	2,389,398	—	—
U.S. Government and Agency obligations	109,924	—	$109,924	—
Short-term investments	94,262	94,262	—	—
Total investments in securities	$6,277,438	$6,167,514	$109,924	—

Multi-Index 2060 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$55,994,335	$55,994,335	—	—
Unaffiliated investment companies	36,440,205	36,440,205	—	—
U.S. Government and Agency obligations	1,688,216	—	$1,688,216	—
Short-term investments	2,741,137	2,741,137	—	—
Total investments in securities	$96,863,893	$95,175,677	$1,688,216	—

Multi-Index 2055 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$125,816,454	$125,816,454	—	—
Unaffiliated investment companies	81,884,675	81,884,675	—	—
U.S. Government and Agency obligations	3,798,807	—	$3,798,807	—
Short-term investments	11,089,123	11,089,123	—	—
Total investments in securities	$222,589,059	$218,790,252	$3,798,807	—

Multi-Index 2050 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$164,790,558	$164,790,558	—	—
Unaffiliated investment companies	107,359,469	107,359,469	—	—
U.S. Government and Agency obligations	4,969,152	—	$4,969,152	—
Short-term investments	8,513,799	8,513,799	—	—
Total investments in securities	$285,632,978	$280,663,826	$4,969,152	—

Multi-Index 2045 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$220,205,034	$220,205,034	—	—
Unaffiliated investment companies	144,431,117	144,431,117	—	—
U.S. Government and Agency obligations	7,166,111	—	$7,166,111	—
Short-term investments	16,665,673	16,665,673	—	—
Total investments in securities	$388,467,935	$381,301,824	$7,166,111	—

Multi-Index 2040 Lifetime Portfolio
Investments in securities:
Assets
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	51

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2040 Lifetime Portfolio (continued)
Affiliated investment companies	$209,999,372	$209,999,372	—	—
Unaffiliated investment companies	166,604,271	166,604,271	—	—
U.S. Government and Agency obligations	13,851,589	—	$13,851,589	—
Short-term investments	14,083,882	14,083,882	—	—
Total investments in securities	$404,539,114	$390,687,525	$13,851,589	—

Multi-Index 2035 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$219,246,981	$219,246,981	—	—
Unaffiliated investment companies	207,436,300	207,436,300	—	—
U.S. Government and Agency obligations	22,743,687	—	$22,743,687	—
Short-term investments	26,431,793	26,431,793	—	—
Total investments in securities	$475,858,761	$453,115,074	$22,743,687	—

Multi-Index 2030 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$200,813,026	$200,813,026	—	—
Unaffiliated investment companies	236,654,144	236,654,144	—	—
U.S. Government and Agency obligations	33,065,845	—	$33,065,845	—
Short-term investments	16,800,640	16,800,640	—	—
Total investments in securities	$487,333,655	$454,267,810	$33,065,845	—

Multi-Index 2025 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$131,584,044	$131,584,044	—	—
Unaffiliated investment companies	219,935,724	219,935,724	—	—
U.S. Government and Agency obligations	31,134,303	—	$31,134,303	—
Short-term investments	12,457,827	12,457,827	—	—
Total investments in securities	$395,111,898	$363,977,595	$31,134,303	—

Multi-Index 2020 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$42,896,823	$42,896,823	—	—
Unaffiliated investment companies	139,385,953	139,385,953	—	—
U.S. Government and Agency obligations	15,788,830	—	$15,788,830	—
Short-term investments	12,124,998	12,124,998	—	—
Total investments in securities	$210,196,604	$194,407,774	$15,788,830	—

Multi-Index 2015 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$11,456,690	$11,456,690	—	—
Unaffiliated investment companies	40,746,613	40,746,613	—	—
U.S. Government and Agency obligations	4,711,318	—	$4,711,318	—
Short-term investments	53,564	53,564	—	—
Total investments in securities	$56,968,185	$52,256,867	$4,711,318	—

Multi-Index 2010 Lifetime Portfolio
Investments in securities:
52	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2010 Lifetime Portfolio (continued)
Assets
Affiliated investment companies	$6,009,674	$6,009,674	—	—
Unaffiliated investment companies	31,281,169	31,281,169	—	—
U.S. Government and Agency obligations	3,235,506	—	$3,235,506	—
Short-term investments	355,717	355,717	—	—
Total investments in securities	$40,882,066	$37,646,560	$3,235,506	—
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2021:
Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2060 Lifetime Portfolio	$2,373,600	$2,426,500
Multi-Index 2055 Lifetime Portfolio	10,273,560	10,505,197
Multi-Index 2050 Lifetime Portfolio	7,512,960	7,664,384
Multi-Index 2045 Lifetime Portfolio	15,480,000	15,825,000
Multi-Index 2040 Lifetime Portfolio	12,889,680	13,166,764
Multi-Index 2035 Lifetime Portfolio	24,626,040	25,182,725
Multi-Index 2030 Lifetime Portfolio	15,694,560	16,056,563
Multi-Index 2025 Lifetime Portfolio	11,879,280	12,153,281
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	53

Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2020 Lifetime Portfolio	$10,563,947	$10,730,480
Multi-Index 2010 Lifetime Portfolio	292,806	298,710
In addition, non-cash collateral of approximately $52,494 in the form of U.S. Treasuries was pledged to Multi-Index 2020 Lifetime Portfolio. This non-cash collateral is not reflected in the portfolio’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a portfolio could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2021, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2021 were as follows:
Portfolio	Commitment fee
Multi-Index 2065 Lifetime Portfolio	$1,743
Multi-Index 2060 Lifetime Portfolio	5,875
Multi-Index 2055 Lifetime Portfolio	6,267
Multi-Index 2050 Lifetime Portfolio	6,492
Multi-Index 2045 Lifetime Portfolio	6,767
Multi-Index 2040 Lifetime Portfolio	6,850
Multi-Index 2035 Lifetime Portfolio	7,089
Multi-Index 2030 Lifetime Portfolio	7,200
Multi-Index 2025 Lifetime Portfolio	6,923
Multi-Index 2020 Lifetime Portfolio	6,326
Multi-Index 2015 Lifetime Portfolio	5,823
Multi-Index 2010 Lifetime Portfolio	5,765
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2021, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2065 Lifetime Portfolio	$5,879,366	$398,072	—	$398,072
Multi-Index 2060 Lifetime Portfolio	81,359,083	15,506,360	$(1,550)	15,504,810
Multi-Index 2055 Lifetime Portfolio	185,457,275	37,135,541	(3,757)	37,131,784
Multi-Index 2050 Lifetime Portfolio	238,060,765	47,574,272	(2,059)	47,572,213
Multi-Index 2045 Lifetime Portfolio	325,321,768	63,164,610	(18,443)	63,146,167
Multi-Index 2040 Lifetime Portfolio	341,950,955	62,671,992	(83,833)	62,588,159
54	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2035 Lifetime Portfolio	$408,041,495	$67,967,930	$(150,664)	$67,817,266
Multi-Index 2030 Lifetime Portfolio	423,780,904	63,766,844	(214,093)	63,552,751
Multi-Index 2025 Lifetime Portfolio	353,489,365	41,851,636	(229,103)	41,622,533
Multi-Index 2020 Lifetime Portfolio	193,400,638	16,993,425	(197,459)	16,795,966
Multi-Index 2015 Lifetime Portfolio	52,880,446	4,130,351	(42,612)	4,087,739
Multi-Index 2010 Lifetime Portfolio	38,623,656	2,277,345	(18,935)	2,258,410
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2065 Lifetime Portfolio	$3,237	—	$3,237
Multi-Index 2060 Lifetime Portfolio	895,701	$844,658	1,740,359
Multi-Index 2055 Lifetime Portfolio	2,312,962	2,955,749	5,268,711
Multi-Index 2050 Lifetime Portfolio	3,095,681	4,398,245	7,493,926
Multi-Index 2045 Lifetime Portfolio	4,131,115	6,028,820	10,159,935
Multi-Index 2040 Lifetime Portfolio	4,792,167	7,360,993	12,153,160
Multi-Index 2035 Lifetime Portfolio	6,076,199	8,536,052	14,612,251
Multi-Index 2030 Lifetime Portfolio	7,394,509	8,806,843	16,201,352
Multi-Index 2025 Lifetime Portfolio	6,780,025	7,950,850	14,730,875
Multi-Index 2020 Lifetime Portfolio	4,201,443	4,134,671	8,336,114
Multi-Index 2015 Lifetime Portfolio	1,214,849	1,652,165	2,867,014
Multi-Index 2010 Lifetime Portfolio	827,719	1,058,828	1,886,547
The tax character of distributions for the year ended August 31, 2020 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2060 Lifetime Portfolio	$686,095	$1,417,699	$2,103,794
Multi-Index 2055 Lifetime Portfolio	2,025,610	5,461,524	7,487,134
Multi-Index 2050 Lifetime Portfolio	2,934,211	7,952,581	10,886,792
Multi-Index 2045 Lifetime Portfolio	4,025,244	11,187,347	15,212,591
Multi-Index 2040 Lifetime Portfolio	4,662,307	13,105,515	17,767,822
Multi-Index 2035 Lifetime Portfolio	5,602,138	13,956,434	19,558,572
Multi-Index 2030 Lifetime Portfolio	6,273,579	13,022,155	19,295,734
Multi-Index 2025 Lifetime Portfolio	6,018,155	10,640,028	16,658,183
Multi-Index 2020 Lifetime Portfolio	4,079,892	5,614,845	9,694,737
Multi-Index 2015 Lifetime Portfolio	1,233,199	1,647,099	2,880,298
Multi-Index 2010 Lifetime Portfolio	864,013	748,703	1,612,716
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multi-Index 2065 Lifetime Portfolio	$14,844	$6,784
Multi-Index 2060 Lifetime Portfolio	319,069	2,672,802
Multi-Index 2055 Lifetime Portfolio	659,928	6,926,176
Multi-Index 2050 Lifetime Portfolio	853,744	9,647,883
Multi-Index 2045 Lifetime Portfolio	1,119,429	13,182,365
Multi-Index 2040 Lifetime Portfolio	1,344,078	14,072,301
Multi-Index 2035 Lifetime Portfolio	1,896,759	16,780,160
Multi-Index 2030 Lifetime Portfolio	2,598,948	19,029,321
Multi-Index 2025 Lifetime Portfolio	2,702,954	16,210,115
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	55

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multi-Index 2020 Lifetime Portfolio	$1,744,809	$8,840,096
Multi-Index 2015 Lifetime Portfolio	649,968	2,427,826
Multi-Index 2010 Lifetime Portfolio	518,567	1,463,877
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2065 Lifetime Portfolio	0.31%
Multi-Index 2060 Lifetime Portfolio	0.31%
Multi-Index 2055 Lifetime Portfolio	0.31%
Multi-Index 2050 Lifetime Portfolio	0.31%
Multi-Index 2045 Lifetime Portfolio	0.31%
Multi-Index 2040 Lifetime Portfolio	0.31%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2035 Lifetime Portfolio	0.31%
Multi-Index 2030 Lifetime Portfolio	0.32%
Multi-Index 2025 Lifetime Portfolio	0.34%
Multi-Index 2020 Lifetime Portfolio	0.35%
Multi-Index 2015 Lifetime Portfolio	0.36%
Multi-Index 2010 Lifetime Portfolio	0.36%

Prior to January 1, 2021, these reductions were as follows:
56	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2065 Lifetime Portfolio	0.46%
Multi-Index 2060 Lifetime Portfolio	0.36%
Multi-Index 2055 Lifetime Portfolio	0.36%
Multi-Index 2050 Lifetime Portfolio	0.36%
Multi-Index 2045 Lifetime Portfolio	0.36%
Multi-Index 2040 Lifetime Portfolio	0.36%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2035 Lifetime Portfolio	0.36%
Multi-Index 2030 Lifetime Portfolio	0.37%
Multi-Index 2025 Lifetime Portfolio	0.39%
Multi-Index 2020 Lifetime Portfolio	0.38%
Multi-Index 2015 Lifetime Portfolio	0.37%
Multi-Index 2010 Lifetime Portfolio	0.35%
Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
Prior to January 1, 2021, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of each portfolio, other than the Multi-Index 2065 Lifetime Portfolio, to the extent they exceeded 0.00% of average net assets attributable to Class R6 shares. This expense limitation agreement expired on December 31, 2020.
The Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average net assets and 0.50% of the portfolio’s average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2021, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class R4	Class R6	Class 1	Total
Multi-Index 2065 Lifetime Portfolio	$959	$17,185	$16,268	$131,794	$166,206
Multi-Index 2060 Lifetime Portfolio	611	2,944	73,090	236,962	313,607
Multi-Index 2055 Lifetime Portfolio	890	9,853	141,636	397,933	550,312
Multi-Index 2050 Lifetime Portfolio	909	10,523	231,380	442,245	685,057
Multi-Index 2045 Lifetime Portfolio	1,536	12,877	281,764	566,269	862,446
Multi-Index 2040 Lifetime Portfolio	1,895	9,084	251,023	694,565	956,567
Multi-Index 2035 Lifetime Portfolio	1,682	17,620	284,413	821,966	1,125,681
Multi-Index 2030 Lifetime Portfolio	2,240	23,609	243,699	918,098	1,187,646
Multi-Index 2025 Lifetime Portfolio	3,407	15,671	212,215	750,480	981,773
Multi-Index 2020 Lifetime Portfolio	1,867	17,372	152,456	424,766	596,461
Multi-Index 2015 Lifetime Portfolio	901	3,859	95,206	179,542	279,508
Multi-Index 2010 Lifetime Portfolio	94	1,484	38,170	208,779	248,527
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multi-Index 2065 Lifetime Portfolio	0.00%
Multi-Index 2060 Lifetime Portfolio	0.00%
Multi-Index 2055 Lifetime Portfolio	0.00%
Multi-Index 2050 Lifetime Portfolio	0.00%
Multi-Index 2045 Lifetime Portfolio	0.00%
Multi-Index 2040 Lifetime Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multi-Index 2035 Lifetime Portfolio	0.00%
Multi-Index 2030 Lifetime Portfolio	0.00%
Multi-Index 2025 Lifetime Portfolio	0.01%
Multi-Index 2020 Lifetime Portfolio	0.03%
Multi-Index 2015 Lifetime Portfolio	0.00%
Multi-Index 2010 Lifetime Portfolio	0.00%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	57

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class R4	0.25%	0.10%
Class 1	0.05%	—
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2021, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2021:
Portfolio	Class R4
Multi-Index 2065 Lifetime Portfolio	$76
Multi-Index 2060 Lifetime Portfolio	626
Multi-Index 2055 Lifetime Portfolio	2,820
Multi-Index 2050 Lifetime Portfolio	3,208
Multi-Index 2045 Lifetime Portfolio	4,143
Multi-Index 2040 Lifetime Portfolio	2,759
Portfolio	Class R4
Multi-Index 2035 Lifetime Portfolio	$5,382
Multi-Index 2030 Lifetime Portfolio	7,400
Multi-Index 2025 Lifetime Portfolio	4,856
Multi-Index 2020 Lifetime Portfolio	4,838
Multi-Index 2015 Lifetime Portfolio	702
Multi-Index 2010 Lifetime Portfolio	224

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2021:
	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Total sales charges	$17	$17	$366	$134
Retained for printing prospectus, advertising and sales literature	17	17	366	134
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2065 Lifetime Portfolio	Class A	$54	$20
	Class R4	210	8
	Class R6	—	6
	Class 1	957	—
	Total	$1,221	$34
Multi-Index 2060 Lifetime Portfolio	Class A	$366	$138
	Class R4	2,191	60
	Class R6	—	1,530
	Class 1	25,160	—
	Total	$27,717	$1,728
58	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2055 Lifetime Portfolio	Class A	$697	$263
	Class R4	9,882	279
	Class R6	—	3,986
	Class 1	57,159	—
	Total	$67,738	$4,528
Multi-Index 2050 Lifetime Portfolio	Class A	$762	$287
	Class R4	11,230	313
	Class R6	—	6,968
	Class 1	67,845	—
	Total	$79,837	$7,568
Multi-Index 2045 Lifetime Portfolio	Class A	$1,349	$509
	Class R4	14,483	410
	Class R6	—	8,942
	Class 1	91,321	—
	Total	$107,153	$9,861
Multi-Index 2040 Lifetime Portfolio	Class A	$1,582	$596
	Class R4	9,660	266
	Class R6	—	7,599
	Class 1	107,018	—
	Total	$118,260	$8,461
Multi-Index 2035 Lifetime Portfolio	Class A	$1,389	$523
	Class R4	18,777	531
	Class R6	—	8,578
	Class 1	126,532	—
	Total	$146,698	$9,632
Multi-Index 2030 Lifetime Portfolio	Class A	$1,898	$716
	Class R4	25,815	734
	Class R6	—	7,486
	Class 1	144,359	—
	Total	$172,072	$8,936
Multi-Index 2025 Lifetime Portfolio	Class A	$2,797	$1,054
	Class R4	16,969	483
	Class R6	—	6,457
	Class 1	116,847	—
	Total	$136,613	$7,994
Multi-Index 2020 Lifetime Portfolio	Class A	$1,337	$504
	Class R4	16,911	486
	Class R6	—	4,190
	Class 1	59,004	—
	Total	$77,252	$5,180
Multi-Index 2015 Lifetime Portfolio	Class A	$423	$159
	Class R4	2,444	70
	Class R6	—	1,699
	Class 1	16,167	—
	Total	$19,034	$1,928
Multi-Index 2010 Lifetime Portfolio	Class A	$38	$14
	Class R4	722	23
	Class R6	—	570
	Class 1	15,809	—
	Total	$16,569	$607
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	59

Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2021 and 2020 were as follows:
Multi-Index 2065 Lifetime Portfolio	Period ended 8-31-21[1]
	Shares	Amount
Class A shares[2]
Sold	18,048	$236,974
Repurchased	(1,386)	(18,401)
Net increase	16,662	$218,573
Class R4 shares
Sold	15,510	$188,841
Repurchased	(430)	(5,753)
Net increase	15,080	$183,088
Class R6 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class 1 shares
Sold	447,325	$5,643,934
Distributions reinvested	144	1,676
Repurchased	(26,087)	(321,651)
Net increase	421,382	$5,323,959
Total net increase	458,124	$5,775,620

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
[2]	The inception date for Class A shares is 6-21-21.

Multi-Index 2060 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	138,869	$2,203,444	—	—
Repurchased	(20,875)	(331,809)	—	—
Net increase	117,994	$1,871,635	—	—
Class R4 shares
Sold	86,309	$1,343,539	25,527	$257,454
Distributions reinvested	874	12,135	249	3,100
Repurchased	(9,274)	(129,628)	(1,163)	(13,532)
Net increase	77,909	$1,226,046	24,613	$247,022
Class R6 shares
Sold	945,616	$13,806,684	441,135	$5,242,425
Distributions reinvested	26,641	369,514	23,486	291,929
Repurchased	(176,985)	(2,661,729)	(47,787)	(586,873)
Net increase	795,272	$11,514,469	416,834	$4,947,481
Class 1 shares
Sold	1,576,649	$23,041,183	1,064,769	$12,546,105
Distributions reinvested	97,890	1,358,710	145,103	1,805,083
Repurchased	(323,141)	(4,588,070)	(410,655)	(5,108,599)
Net increase	1,351,398	$19,811,823	799,217	$9,242,589
Total net increase	2,342,573	$34,423,973	1,240,664	$14,437,092

[1]	The inception date for Class A shares is 6-21-21.

60	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2055 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	310,434	$4,599,011	—	—
Repurchased	(22,365)	(330,829)	—	—
Net increase	288,069	$4,268,182	—	—
Class R4 shares
Sold	179,516	$2,607,546	180,952	$1,831,095
Distributions reinvested	6,517	84,260	482	5,627
Repurchased	(27,490)	(364,316)	(3,369)	(38,310)
Net increase	158,543	$2,327,490	178,065	$1,798,412
Class R6 shares
Sold	2,071,435	$28,128,193	1,158,390	$13,050,799
Distributions reinvested	98,925	1,278,110	109,078	1,271,854
Repurchased	(347,626)	(4,773,852)	(190,399)	(2,153,256)
Net increase	1,822,734	$24,632,451	1,077,069	$12,169,397
Class 1 shares
Sold	2,663,035	$36,607,324	1,467,962	$16,073,128
Distributions reinvested	301,881	3,906,341	531,739	6,205,398
Repurchased	(815,973)	(10,886,231)	(763,307)	(8,821,912)
Net increase	2,148,943	$29,627,434	1,236,394	$13,456,614
Total net increase	4,418,289	$60,855,557	2,491,528	$27,424,423

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2050 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	300,239	$4,469,393	—	—
Repurchased	(24,499)	(365,789)	—	—
Net increase	275,740	$4,103,604	—	—
Class R4 shares
Sold	315,847	$4,656,462	199,285	$1,962,673
Distributions reinvested	7,220	94,072	3,017	35,576
Repurchased	(33,617)	(453,376)	(31,527)	(370,223)
Net increase	289,450	$4,297,158	170,775	$1,628,026
Class R6 shares
Sold	2,721,176	$37,185,593	1,793,359	$20,325,243
Distributions reinvested	188,263	2,451,180	243,594	2,867,100
Repurchased	(616,850)	(8,448,335)	(342,795)	(3,652,001)
Net increase	2,292,589	$31,188,438	1,694,158	$19,540,342
Class 1 shares
Sold	3,316,877	$46,125,334	1,655,087	$18,566,962
Distributions reinvested	380,083	4,948,674	677,769	7,984,116
Repurchased	(1,333,360)	(17,890,859)	(1,279,811)	(14,712,527)
Net increase	2,363,600	$33,183,149	1,053,045	$11,838,551
Total net increase	5,221,379	$72,772,349	2,917,978	$33,006,919

[1]	The inception date for Class A shares is 6-21-21.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	61

Multi-Index 2045 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	570,492	$8,385,541	—	—
Repurchased	(63,572)	(934,012)	—	—
Net increase	506,920	$7,451,529	—	—
Class R4 shares
Sold	243,616	$3,517,862	269,758	$2,827,239
Distributions reinvested	10,798	138,651	4,951	57,580
Repurchased	(21,159)	(272,104)	(15,789)	(186,328)
Net increase	233,255	$3,384,409	258,920	$2,698,491
Class R6 shares
Sold	3,003,560	$40,552,853	1,902,026	$21,403,996
Distributions reinvested	253,916	3,265,356	394,204	4,588,538
Repurchased	(963,235)	(12,961,522)	(659,492)	(7,571,445)
Net increase	2,294,241	$30,856,687	1,636,738	$18,421,089
Class 1 shares
Sold	5,622,978	$77,505,752	2,253,129	$24,597,520
Distributions reinvested	525,344	6,755,928	908,553	10,566,473
Repurchased	(1,749,087)	(23,162,302)	(1,877,635)	(21,598,636)
Net increase	4,399,235	$61,099,378	1,284,047	$13,565,357
Total net increase	7,433,651	$102,792,003	3,179,705	$34,684,937

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2040 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	574,313	$8,319,589	—	—
Repurchased	(50,598)	(734,776)	—	—
Net increase	523,715	$7,584,813	—	—
Class R4 shares
Sold	393,027	$5,644,692	153,306	$1,538,514
Distributions reinvested	6,320	80,577	816	9,472
Repurchased	(20,153)	(258,291)	(9,695)	(111,181)
Net increase	379,194	$5,466,978	144,427	$1,436,805
Class R6 shares
Sold	3,014,946	$40,512,728	2,180,274	$24,922,630
Distributions reinvested	241,603	3,078,025	354,146	4,104,547
Repurchased	(1,012,498)	(13,479,281)	(1,083,094)	(11,999,282)
Net increase	2,244,051	$30,111,472	1,451,326	$17,027,895
Class 1 shares
Sold	5,612,370	$76,008,197	2,483,433	$27,528,042
Distributions reinvested	706,009	8,994,558	1,176,666	13,649,327
Repurchased	(1,872,787)	(24,679,609)	(2,793,210)	(30,810,895)
Net increase	4,445,592	$60,323,146	866,889	$10,366,474
Total net increase	7,592,552	$103,486,409	2,462,642	$28,831,174

[1]	The inception date for Class A shares is 6-21-21.

62	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2035 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	572,191	$8,041,932	—	—
Repurchased	(34,341)	(485,808)	—	—
Net increase	537,850	$7,556,124	—	—
Class R4 shares
Sold	429,321	$5,961,615	400,874	$4,370,006
Distributions reinvested	15,933	199,326	5,923	67,938
Repurchased	(26,381)	(347,657)	(81,665)	(965,132)
Net increase	418,873	$5,813,284	325,132	$3,472,812
Class R6 shares
Sold	4,088,078	$53,823,238	2,177,669	$24,680,810
Distributions reinvested	275,137	3,439,217	360,262	4,128,607
Repurchased	(1,425,433)	(18,879,039)	(745,880)	(8,302,262)
Net increase	2,937,782	$38,383,416	1,792,051	$20,507,155
Class 1 shares
Sold	6,686,906	$88,782,638	3,308,674	$36,292,090
Distributions reinvested	877,195	10,973,708	1,340,491	15,362,027
Repurchased	(2,869,922)	(37,114,807)	(3,405,189)	(38,032,846)
Net increase	4,694,179	$62,641,539	1,243,976	$13,621,271
Total net increase	8,588,684	$114,394,363	3,361,159	$37,601,238

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2030 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	698,346	$9,505,068	—	—
Repurchased	(44,433)	(606,765)	—	—
Net increase	653,913	$8,898,303	—	—
Class R4 shares
Sold	331,854	$4,475,277	564,486	$6,074,211
Distributions reinvested	24,507	301,434	18,470	210,191
Repurchased	(43,813)	(562,739)	(64,374)	(749,408)
Net increase	312,548	$4,213,972	518,582	$5,534,994
Class R6 shares
Sold	4,817,296	$61,143,764	3,093,803	$35,028,704
Distributions reinvested	233,588	2,870,797	242,164	2,753,408
Repurchased	(1,577,164)	(20,249,429)	(1,276,706)	(14,094,601)
Net increase	3,473,720	$43,765,132	2,059,261	$23,687,511
Class 1 shares
Sold	7,226,441	$93,255,061	3,897,904	$43,247,395
Distributions reinvested	1,060,140	13,029,121	1,436,423	16,332,135
Repurchased	(3,665,007)	(46,421,195)	(3,885,113)	(43,165,402)
Net increase	4,621,574	$59,862,987	1,449,214	$16,414,128
Total net increase	9,061,755	$116,740,394	4,027,057	$45,636,633

[1]	The inception date for Class A shares is 6-21-21.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	63

Multi-Index 2025 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	1,010,145	$13,044,495	—	—
Repurchased	(83,735)	(1,087,013)	—	—
Net increase	926,410	$11,957,482	—	—
Class R4 shares
Sold	237,171	$3,030,249	504,236	$5,419,276
Distributions reinvested	19,103	225,984	11,894	132,382
Repurchased	(61,086)	(754,261)	(161,483)	(1,859,306)
Net increase	195,188	$2,501,972	354,647	$3,692,352
Class R6 shares
Sold	4,669,082	$57,297,732	4,001,879	$44,720,513
Distributions reinvested	244,866	2,896,762	255,404	2,840,092
Repurchased	(1,716,836)	(21,147,839)	(2,033,093)	(22,249,563)
Net increase	3,197,112	$39,046,655	2,224,190	$25,311,042
Class 1 shares
Sold	6,899,406	$85,031,594	3,554,935	$38,438,614
Distributions reinvested	982,075	11,608,129	1,230,729	13,685,709
Repurchased	(4,663,455)	(56,927,119)	(5,125,185)	(56,200,880)
Net increase (decrease)	3,218,026	$39,712,604	(339,521)	$(4,076,557)
Total net increase	7,536,736	$93,218,713	2,239,316	$24,926,837

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2020 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	668,473	$8,221,325	—	—
Repurchased	(9,415)	(116,224)	—	—
Net increase	659,058	$8,105,101	—	—
Class R4 shares
Sold	132,941	$1,616,177	475,711	$5,070,433
Distributions reinvested	21,950	250,892	19,872	217,405
Repurchased	(155,054)	(1,854,550)	(86,161)	(933,545)
Net increase (decrease)	(163)	$12,519	409,422	$4,354,293
Class R6 shares
Sold	2,026,202	$23,809,600	3,549,066	$39,099,468
Distributions reinvested	177,201	2,027,179	177,931	1,946,565
Repurchased	(1,732,560)	(20,343,374)	(1,188,190)	(13,054,391)
Net increase	470,843	$5,493,405	2,538,807	$27,991,642
Class 1 shares
Sold	3,802,007	$45,145,844	2,134,794	$22,624,681
Distributions reinvested	530,013	6,058,043	689,000	7,530,767
Repurchased	(2,701,661)	(31,563,644)	(4,719,435)	(50,544,543)
Net increase (decrease)	1,630,359	$19,640,243	(1,895,641)	$(20,389,095)
Total net increase	2,760,097	$33,251,268	1,052,588	$11,956,840

[1]	The inception date for Class A shares is 6-21-21.

64	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2015 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	164,309	$1,911,570	—	—
Net increase	164,309	$1,911,570	—	—
Class R4 shares
Sold	10,559	$118,305	501,532	$5,215,407
Distributions reinvested	2,943	32,225	6,586	70,004
Repurchased	(100,157)	(1,090,908)	(368,905)	(3,958,461)
Net increase (decrease)	(86,655)	$(940,378)	139,213	$1,326,950
Class R6 shares
Sold	805,399	$9,029,195	1,358,858	$14,647,775
Distributions reinvested	87,326	957,089	87,416	929,232
Repurchased	(655,218)	(7,327,417)	(312,146)	(3,168,084)
Net increase	237,507	$2,658,867	1,134,128	$12,408,923
Class 1 shares
Sold	1,145,926	$12,955,697	733,706	$7,719,471
Distributions reinvested	171,323	1,877,699	176,958	1,881,062
Repurchased	(987,030)	(11,166,307)	(1,666,055)	(17,825,927)
Net increase (decrease)	330,219	$3,667,089	(755,391)	$(8,225,394)
Total net increase	645,380	$7,297,148	517,950	$5,510,479

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2010 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	7,934	$89,715	—	—
Repurchased	(1,054)	(12,000)	—	—
Net increase	6,880	$77,715	—	—
Class R4 shares
Sold	1,309	$14,331	25,467	$265,499
Distributions reinvested	768	8,299	730	7,653
Repurchased	(193)	(2,137)	(11,865)	(122,059)
Net increase	1,884	$20,493	14,332	$151,093
Class R6 shares
Sold	450,066	$4,976,014	833,257	$8,890,071
Distributions reinvested	23,938	258,771	38,279	401,163
Repurchased	(278,600)	(3,112,041)	(649,153)	(6,750,590)
Net increase	195,404	$2,122,744	222,383	$2,540,644
Class 1 shares
Sold	1,264,326	$13,934,050	883,570	$9,148,484
Distributions reinvested	149,707	1,616,835	114,756	1,201,493
Repurchased	(1,048,889)	(11,530,866)	(803,607)	(8,347,368)
Net increase	365,144	$4,020,019	194,719	$2,002,609
Total net increase	569,312	$6,240,971	431,434	$4,694,346

[1]	The inception date for Class A shares is 6-21-21.
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	65

Portfolio	Class	% by Class
Multi-Index 2065 Lifetime Portfolio	A	23%
Multi-Index 2065 Lifetime Portfolio	R4	34%
Multi-Index 2065 Lifetime Portfolio	R6	100%
Multi-Index 2065 Lifetime Portfolio	1	100%
Multi-Index 2060 Lifetime Portfolio	A	3%
Multi-Index 2060 Lifetime Portfolio	1	100%
Multi-Index 2055 Lifetime Portfolio	A	1%
Multi-Index 2055 Lifetime Portfolio	1	100%
Multi-Index 2050 Lifetime Portfolio	A	1%
Multi-Index 2050 Lifetime Portfolio	1	100%
Multi-Index 2045 Lifetime Portfolio	A	1%
Multi-Index 2045 Lifetime Portfolio	1	100%
Multi-Index 2040 Lifetime Portfolio	A	1%
Multi-Index 2040 Lifetime Portfolio	1	100%
Multi-Index 2035 Lifetime Portfolio	A	1%
Multi-Index 2035 Lifetime Portfolio	1	100%
Multi-Index 2030 Lifetime Portfolio	A	1%
Multi-Index 2030 Lifetime Portfolio	1	100%
Multi-Index 2025 Lifetime Portfolio	1	100%
Multi-Index 2020 Lifetime Portfolio	A	1%
Multi-Index 2020 Lifetime Portfolio	1	100%
Multi-Index 2015 Lifetime Portfolio	A	3%
Multi-Index 2015 Lifetime Portfolio	1	100%
Multi-Index 2010 Lifetime Portfolio	A	65%
Multi-Index 2010 Lifetime Portfolio	R4	23%
Multi-Index 2010 Lifetime Portfolio	1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2021:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2065 Lifetime Portfolio	$106,272	$6,141,425	$3,305	$464,567
Multi-Index 2060 Lifetime Portfolio	1,389,281	43,800,389	245,809	9,827,949
Multi-Index 2055 Lifetime Portfolio	3,010,030	82,507,119	612,941	23,170,791
Multi-Index 2050 Lifetime Portfolio	3,871,120	104,682,097	835,811	34,432,905
Multi-Index 2045 Lifetime Portfolio	5,624,386	145,665,120	1,051,363	47,376,432
Multi-Index 2040 Lifetime Portfolio	11,264,542	149,070,090	2,195,389	55,626,545
Multi-Index 2035 Lifetime Portfolio	18,196,744	175,283,232	3,612,251	77,657,508
Multi-Index 2030 Lifetime Portfolio	27,368,045	201,695,569	5,663,773	109,399,236
Multi-Index 2025 Lifetime Portfolio	23,852,199	188,338,748	5,823,853	117,107,238
Multi-Index 2020 Lifetime Portfolio	11,004,888	97,581,381	4,209,853	74,493,761
Multi-Index 2015 Lifetime Portfolio	3,245,683	31,608,067	1,440,922	27,457,134
Multi-Index 2010 Lifetime Portfolio	2,526,143	26,007,217	1,550,998	21,598,143
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying funds’ net assets. At August 31, 2021, the portfolios did not hold 5% or more of the net assets of any underlying funds.
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
66	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2065 Lifetime Portfolio
John Hancock Collateral Trust*	—	—	$190,575	$(190,571)	$(4)	—	$54	—	—
Strategic Equity Allocation	246,082	—	3,606,052	(153,300)	(2,425)	$233,527	2,346	$7,364	$3,683,854
					$(2,429)	$233,527	$2,400	$7,364	$3,683,854
Multi-Index 2060 Lifetime Portfolio
John Hancock Collateral Trust*	242,506	—	$47,608,427	$(45,182,506)	$738	$121	$2,845	—	$2,426,780
Strategic Equity Allocation	3,740,437	$26,522,066	23,341,331	(1,567,426)	50,022	7,648,342	475,369	$1,492,335	55,994,335
					$50,760	$7,648,463	$478,214	$1,492,335	$58,421,115
Multi-Index 2055 Lifetime Portfolio
John Hancock Collateral Trust*	1,050,091	—	$109,761,958	$(99,256,495)	$2,312	$590	$8,941	—	$10,508,365
Strategic Equity Allocation	8,404,573	$68,900,689	41,969,538	(3,211,324)	38,005	18,119,546	1,180,162	$3,704,902	125,816,454
					$40,317	$18,120,136	$1,189,103	$3,704,902	$136,324,819
Multi-Index 2050 Lifetime Portfolio
John Hancock Collateral Trust*	766,133	—	$116,041,791	$(108,377,164)	$207	$1,940	$10,680	—	$7,666,774
Strategic Equity Allocation	11,008,053	$94,289,457	51,148,423	(4,716,667)	(64,534)	24,133,879	1,567,409	$4,920,594	164,790,558
					$(64,327)	$24,135,819	$1,578,089	$4,920,594	$172,457,332
Multi-Index 2045 Lifetime Portfolio
John Hancock Collateral Trust*	1,581,470	$1,621,582	$172,218,288	$(158,017,576)	$2,873	$758	$17,498	—	$15,825,925
Strategic Equity Allocation	14,709,755	124,440,267	72,356,038	(8,311,374)	129,103	31,591,000	2,084,840	$6,544,973	220,205,034
					$131,976	$31,591,758	$2,102,338	$6,544,973	$236,030,959
Multi-Index 2040 Lifetime Portfolio
John Hancock Collateral Trust*	1,316,008	—	$243,821,925	$(230,654,968)	$733	$1,737	$18,401	—	$13,169,427
Strategic Equity Allocation	14,028,014	$129,914,226	63,326,236	(15,033,454)	695,525	31,096,839	2,111,328	$6,628,128	209,999,372
					$696,258	$31,098,576	$2,129,729	$6,628,128	$223,168,799
Multi-Index 2035 Lifetime Portfolio
John Hancock Collateral Trust*	2,516,847	—	$96,547,787	$(71,364,825)	$842	$2,535	$25,622	—	$25,186,339
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	67

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Strategic Equity Allocation	14,645,757	$142,958,767	$64,543,770	$(22,235,773)	$1,322,983	$32,657,234	$2,258,704	$7,090,789	$219,246,981
					$1,323,825	$32,659,769	$2,284,326	$7,090,789	$244,433,320
Multi-Index 2030 Lifetime Portfolio
John Hancock Collateral Trust*	1,604,739	$1,435,527	$173,524,809	$(158,902,594)	$(2,755)	$3,794	$41,468	—	$16,058,781
Strategic Equity Allocation	13,414,364	138,743,442	60,822,624	(31,712,857)	2,315,001	30,644,816	2,194,833	$6,890,277	200,813,026
					$2,312,246	$30,648,610	$2,236,301	$6,890,277	$216,871,807
Multi-Index 2025 Lifetime Portfolio
John Hancock Collateral Trust*	1,214,606	$4,563,276	$166,629,070	$(159,036,932)	$(2,179)	$1,445	$34,714	—	$12,154,680
Strategic Equity Allocation	8,789,849	102,077,025	46,939,113	(40,393,005)	4,527,582	18,433,329	1,565,274	$4,913,890	131,584,044
					$4,525,403	$18,434,774	$1,599,988	$4,913,890	$143,738,724
Multi-Index 2020 Lifetime Portfolio
John Hancock Collateral Trust*	1,072,645	—	$153,223,321	$(142,491,553)	$(123)	$2,417	$12,220	—	$10,734,062
Strategic Equity Allocation	2,865,519	$41,311,542	16,872,399	(23,601,732)	3,984,273	4,330,341	593,076	$1,861,852	42,896,823
					$3,984,150	$4,332,758	$605,296	$1,861,852	$53,630,885
Multi-Index 2015 Lifetime Portfolio
John Hancock Collateral Trust*	—	—	$27,623,153	$(27,622,977)	$(176)	—	$2,035	—	—
Strategic Equity Allocation	765,310	$10,667,437	5,372,043	(6,780,382)	1,117,885	$1,079,707	162,708	$510,792	$11,456,690
					$1,117,709	$1,079,707	$164,743	$510,792	$11,456,690
Multi-Index 2010 Lifetime Portfolio
John Hancock Collateral Trust*	29,845	—	$22,797,523	$(22,498,696)	$(243)	$73	$2,164	—	$298,657
Strategic Equity Allocation	401,448	$5,540,522	2,976,015	(3,721,360)	558,571	655,926	88,707	$278,480	6,009,674
					$558,328	$655,999	$90,871	$278,480	$6,308,331

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
68	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Funds II and Shareholders of Multi-Index 2065 Lifetime Portfolio, Multi-Index 2060 Lifetime Portfolio,
Multi-Index 2055 Lifetime Portfolio, Multi-Index 2050 Lifetime Portfolio, Multi-Index 2045 Lifetime Portfolio, Multi-Index 2040 Lifetime Portfolio,
Multi-Index 2035 Lifetime Portfolio, Multi-Index 2030 Lifetime Portfolio, Multi-Index 2025 Lifetime Portfolio, Multi-Index 2020 Lifetime Portfolio,
Multi-Index 2015 Lifetime Portfolio and Multi-Index 2010 Lifetime Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multi-Index 2065 Lifetime Portfolio, Multi-Index 2060
Lifetime Portfolio, Multi-Index 2055 Lifetime Portfolio, Multi-Index 2050 Lifetime Portfolio, Multi-Index 2045 Lifetime Portfolio, Multi-Index 2040 Lifetime Portfolio,
Multi-Index 2035 Lifetime Portfolio, Multi-Index 2030 Lifetime Portfolio, Multi-Index 2025 Lifetime Portfolio, Multi-Index 2020 Lifetime Portfolio, Multi-Index 2015
Lifetime Portfolio and Multi-Index 2010 Lifetime Portfolio (twelve of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Multi-Index 2060 Lifetime Portfolio
Multi-Index 2055 Lifetime Portfolio
Multi-Index 2050 Lifetime Portfolio
Multi-Index 2045 Lifetime Portfolio
Multi-Index 2040 Lifetime Portfolio
Multi-Index 2035 Lifetime Portfolio
Multi-Index 2030 Lifetime Portfolio
Multi-Index 2025 Lifetime Portfolio
Multi-Index 2020 Lifetime Portfolio
Multi-Index 2015 Lifetime Portfolio
Multi-Index 2010 Lifetime Portfolio	For the year ended August 31, 2021	For the years ended August 31, 2021 and August 31, 2020	For each of the periods indicated therein
Multi-Index 2065 Lifetime Portfolio	For the period September 23, 2020 (commencement of operations) to August 31, 2021		For each of the periods indicated therein
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts October 7, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	69

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2021.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multi-Index 2060 Lifetime Portfolio	$844,658
Multi-Index 2055 Lifetime Portfolio	2,955,749
Multi-Index 2050 Lifetime Portfolio	4,398,245
Multi-Index 2045 Lifetime Portfolio	6,028,820
Multi-Index 2040 Lifetime Portfolio	7,360,993
Multi-Index 2035 Lifetime Portfolio	8,536,052
Multi-Index 2030 Lifetime Portfolio	8,806,843
Multi-Index 2025 Lifetime Portfolio	7,950,850
Multi-Index 2020 Lifetime Portfolio	4,134,671
Multi-Index 2015 Lifetime Portfolio	1,652,165
Multi-Index 2010 Lifetime Portfolio	1,058,828
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
70	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Each Multi-Index Lifetime Portfolio other than Multi-Index 2065 Lifetime Portfolio
This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report, other than the 2065 Lifetime Portfolio (the Funds or the Funds of Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management, LLC (the Advisor, formerly known as “John Hancock Advisers, LLC”) and the Subadvisory Agreement between the Advisor and the investment subadvisor (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	71

Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangement generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the performance of the Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and the Fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
72	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)noted that the Funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and;
(3)the subadvisory fee for each Fund, including any breakpoints, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	73

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and the Fund’s benchmark index;
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)the subadvisory fees are paid by the Advisor and not the Funds.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreement for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
74	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.20	Fees and expenses	Comments
Multi-Index 2010 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods. The fund underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three- and five-year periods. The fund underperformed the median for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three- and five-year periods.
Multi-Index 2015 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods. The fund underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three- and five-year periods. The fund underperformed the median for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three- and five-year periods.
Multi-Index 2020 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the three- and five-year periods. The fund underperformed the median for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group median for the three- and five-year periods.
Multi-Index 2025 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2030 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one, three- and five-year periods.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	75

Portfolio (subadvisor)	Performance of fund, as of 12.31.20	Fees and expenses	Comments
Multi-Index 2035 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2040 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-and five-year periods.
Multi-Index 2045 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2050 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2055 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
76	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio (subadvisor)	Performance of fund, as of 12.31.20	Fees and expenses	Comments
Multi-Index 2060 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one- and three-year periods. Lipper Category – The fund outperformed for the one- and three-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one- and three-year periods.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	77

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Multi-Index 2065 Lifetime Portfolio
This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to the Multimanager 2065 Lifetime Portfolio. The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees.
Approval of Advisory and Subadvisory Agreements
At a telephonic1 meeting held from September 15-17, 2020, the Board of the Trust, including all of the Independent Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, approved the establishment of John Hancock Multi-Index 2065 Lifetime Portfolio (the New Fund).
This section describes the evaluation by the Board of:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly John Hancock Advisers, LLC) (the Advisory Agreement); and;
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor, formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) with respect to the New Fund (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including performance information of other target date funds managed by the Advisor and Subadvisor which use a similar strategy to that of the New Fund, comparative expense information for a peer group of similar funds, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results and previous presentations from the Advisor and Subadvisor regarding other similar target date funds in the complex. The information received and considered by the Board in connection with the September meeting and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor’s affiliates, including administrative and distribution services. The Board also took into account information with respect to the New Fund presented at the June 23-25, 2020 telephonic meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund and noted the Advisor’s experience implementing similar investment strategies for other target date funds in the complex. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s September 15-17, 2020 meeting was held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
78	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds, including target date Funds, and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, including other target date funds, managed by the Advisor and the Subadvisor and the performance of their respective benchmarks and/or peer groups over various time periods. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund’s net total expenses were lower than the peer group average. The Board also noted that the proposed management fee structure for the New Fund was the same as that of a similar target date fund managed by the Advisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, which is discussed further below. The Board also noted that the New Fund has breakpoints in its contractual management fee schedule that reduces the New Fund’s management fees as its assets increase.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)previously reviewed financial information of the Adviso
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(c)previously received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)previously received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	79

(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the fund’s Subadvisor is an affiliate of the Advisor;
(h)noted that affiliates of the Advisor will provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(i)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(j)noted that the subadvisory fee for the New Fund is paid by the Advisor; and
(k)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the New Fund will invest, the Advisor has contractually agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. (The funds that are not participating portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust). The funds of funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the participating portfolios, which are subject to the reimbursement). The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)reviewed the proposed advisory fee structure for the New Fund and concluded that: (i) the New Fund’s fee structure contains breakpoints at the advisory fee level; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management’s discussion of the New Fund’s advisory fee structure; and
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees. The Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the performance of comparable funds managed by the New Fund’s Subadvisor; and
(3)the proposed subadvisory fee for the New Fund.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
80	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the performance of comparable target date funds managed by the Subadvisor over various time periods;
(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)that the subadvisory fees will be paid by the Advisor not the New Fund.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendment to the Advisory Agreement and the Subadvisory Agreement.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	81

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Index 2065 Lifetime Portfolio, John Hancock Multi-Index 2060 Lifetime Portfolio, John Hancock Multi-Index 2055 Lifetime Portfolio, John Hancock Multi-Index 2050 Lifetime Portfolio, John Hancock Multi-Index 2045 Lifetime Portfolio, John Hancock Multi-Index 2040 Lifetime Portfolio, John Hancock Multi-Index 2035 Lifetime Portfolio, John Hancock Multi-Index 2030 Lifetime Portfolio, John Hancock Multi-Index 2025 Lifetime Portfolio, John Hancock Multi-Index 2020 Lifetime Portfolio, John Hancock Multi-Index 2015 Lifetime Portfolio and John Hancock Multi-Index 2010 Lifetime Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
82	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	83

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
84	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	85

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
86	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Index Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823022	RL2A 8/21
10/21

Annual report
John Hancock
Multi-Index Preservation Portfolios
Target date
August 31, 2021

A message to shareholders
Dear shareholder,
Equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
Bond market performance was mixed as interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and concerns that the U.S. Federal Reserve could begin to raise interest rates by the end of the year. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Index Preservation Portfolios

2	Multi-Index Preservation Portfolios at a glance
3	Manager’s discussion of portfolio performance
6	Multi-Index 2065 Preservation Portfolio
7	Multi-Index 2060 Preservation Portfolio
8	Multi-Index 2055 Preservation Portfolio
9	Multi-Index 2050 Preservation Portfolio
10	Multi-Index 2045 Preservation Portfolio
11	Multi-Index 2040 Preservation Portfolio
12	Multi-Index 2035 Preservation Portfolio
13	Multi-Index 2030 Preservation Portfolio
14	Multi-Index 2025 Preservation Portfolio
15	Multi-Index Income Preservation Portfolio
16	Your expenses
19	Portfolios’ investments
24	Financial statements
34	Financial highlights
44	Notes to financial statements
63	Report of independent registered public accounting firm
64	Tax information
65	Evaluation of advisory and subadvisory agreements by the Board of Trustees
76	Statement regarding liquidity risk management
77	Trustees and Officers
80	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	1

Multi-Index Preservation Portfolios at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Preservation Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
■Portfolios with dates further off initially invest more aggressively in stock funds.
■As a portfolio approaches its target date,1 the allocation will gradually migrate to a more conservative mix to lessen risk and narrow the range of possible outcomes at the retirement date.
■On reaching the retirement date, the allocation ceases to shift; we expect that the participant may then wish to use the savings to seek a retirement income solution.
JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Preservation Portfolios adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Manager’s discussion of portfolio performance
Can you describe investment conditions during the 12 months ended August 31, 2021?
Several factors combined to fuel strong gains for the world financial markets in the annual period. First, of course, was the rollout of the COVID-19 vaccines and the gradual return to normal business conditions. Growth accelerated from its depressed levels of 2020 as the global economy reopened, leading to impressive gains in corporate earnings.
The markets were further aided by the highly accommodative approach of the U.S. Federal Reserve (Fed) and other world central banks, highlighted by a continuation of the stimulative interest-rate and quantitative easing policies put in place during the early stages of the pandemic. U.S. fiscal policy, which featured both multiple spending packages and direct checks to citizens, was another source of support for investor sentiment. Together, these factors helped the markets overcome brief bouts of volatility stemming from increasing inflation and supply chain bottlenecks, as well as China’s increasingly aggressive regulatory efforts and the emergence of new variants of the coronavirus.
Global equities performed very well over the period. Although all market segments posted gains, value style outperformed growth, U.S. stocks outpaced their international peers, and lower-quality, higher-risk companies generally performed better than those with more defensive characteristics.
In the bond market, the backdrop of improving economic growth weighed on interest-rate-sensitive assets (such as U.S. Treasuries) as investors began to assess the possibility that the Fed may need to begin tightening monetary policy in the next year. However, credit-oriented investments that tend to benefit from stronger growth—particularly high-yield bonds—produced healthy returns. In all cases, these trends generally reflected investors’ hearty appetite for risk and yield at a time of largely positive news flow.
Can you review your approach?
The portfolios use a strategic asset allocation glide path with the primary goal of preserving capital across multiple market scenarios. The glide path is designed for investors who are interested in reevaluating their financial planning needs in retirement and who want
MULTI-INDEX 2065-2025 AND INCOME PRESERVATION PORTFOLIOS’ CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/2021
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Multi-Index 2065 Preservation Portfolio return is since commencement of operations, September 23, 2020.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	3

the flexibility to pursue a different retirement spending approach (e.g., the purchase of an annuity). Accordingly, the glide paths are constructed with the dual objective of wealth creation in the longer-dated portfolios and protecting capital as the target dates approach.
In determining the portfolios’ allocations, we emphasized value, fundamentals, and diversification as the cornerstones of our strategy. As part of this process, we periodically adjust the portfolios in an effort to capitalize on shorter-term market trends or to mitigate risks.
What elements of the portfolios’ positioning helped and hurt results?
All portfolios in the series underperformed their respective benchmarks. Since the portfolios are designed to preserve capital, they hold a higher weighting in bonds than the indexes. This element of the portfolios’ positioning detracted from relative performance given that bonds lagged stocks by a wide margin in the past year. However, it’s important to keep in mind that our primary goal is to achieve the portfolios’ stated objectives rather than taking on higher risk to chase short-term performance trends. In this regard, we’re pleased that all of Multi-Index Preservation Portfolios delivered positive returns during the period.
In the equity portfolio, an underweight in international stocks helped relative performance, but an underweight in domestic mid caps detracted. An out-of-benchmark allocation to defensive equities was another detractor for the majority of the portfolios with the exception of the portfolios 2050 through 2065. We continue to view defensives as an essential component of diversification due to the category’s potential ability to dampen downside risk during times of market volatility.
On the fixed-income side, the portfolios generally benefited from a preference for credit-oriented investments (such as senior loans and emerging-market debt) relative to the interest-rate-sensitive core bond category. On the other hand, a position in U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS) detracted for all portfolios except for Multi-Index Income Preservation Portfolio. While we view STRIPS as a way to offset the potential for volatility in higher-risk assets, their prices fell when bond yields spiked higher in the first quarter of 2021.
The majority of the individual investment products in the portfolios are passively implemented strategies; however, a limited number have the ability to make active allocation decisions regarding sectors, countries, and regions. This element of our strategy detracted from results across all the portfolios.
How would you describe the portfolios’ positioning at the end of the period?
We maintained a steady focus on the key pillars of our investment process: valuations, fundamentals, and diversification. We don’t construct the portfolios’ allocations in reaction to the most recent headline or short-term results; instead, we base our weightings on our expectations for total returns and volatility for more than 140 different asset categories over the next three to five years.
MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2021
U.S. Stocks	S&P 500 Index	31.17%
	Russell Midcap Index	41.24%
	Russell 2000 Index	47.08%
	FTSE NAREIT All Equity REIT Index	36.09%
International Stocks	MSCI EAFE Index	26.12%
	MSCI Emerging Markets Index	21.12%
	MSCI EAFE Small Cap Index	32.81%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-0.08%
	ICE Bank of America U.S. High Yield Index	10.26%
	JPMorgan Global Government Bonds Unhedged Index	-1.59%
Market index total returns are included here as broad measures of market performance.
4	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Our analysis currently shows low expected returns for large-cap U.S. stocks and interest-rate-sensitive bonds, the two categories that typically have the highest weightings in asset allocation portfolios. Seeing limited opportunity in these areas, we maintained a tilt toward small- and mid-cap domestic equities over large caps. We also continued to diversify into international stocks, albeit with a lower weighting than the category’s representation in the benchmark.
Certain Multi-Index Preservation Portfolios also feature weightings in areas such as defensive equities and a dedicated sector portfolio. In the latter, we emphasized healthcare, information technology, and financials sector stocks. Certain of the portfolios also hold an allocation to real assets—which includes real estate investment trusts, infrastructure stocks, and natural resources stocks—since this area can help manage the risk of rising inflation.
On the bond side, we remained focused on credit-oriented areas that we believe should outperform higher-quality government issues at a time of low rates and improving economic growth.
Can you tell us about a merger of one of the portfolios and the addition of a new portfolio?
Effective October 16, 2020, John Hancock Multi-Index 2020 Preservation Portfolio was merged into John Hancock Multi-Index Income Preservation Portfolio. Effective September 23, 2020, John Hancock Multi-Index 2065 Preservation Portfolio was launched.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Note about risks
The portfolios may be subject to various risks as described in the portfolios’ prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	5

Multi-Index 2065 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2065 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	70.3
Equity	70.3
Large Blend	70.3
Unaffiliated investment companies	22.0
Equity	13.0
Fixed Income	9.0
U.S. Government	7.6
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Total returns
Since inception	30.18	30.31	30.56	30.45	33.04	28.70
Cumulative returns
Since inception	30.18	30.31	30.56	30.45	33.04	28.70
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	2.65	2.50	2.15	2.19
Net (%)	0.88	0.63	0.38	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2060 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	70.2
Equity	70.2
Large Blend	70.2
Unaffiliated investment companies	22.0
Equity	13.0
Fixed Income	9.0
U.S. Government	7.7
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	23.35	23.75	23.97	23.94	28.18	24.48
5 year	12.31	12.55	12.74	12.70	13.05	13.51
Since inception	12.46	12.68	12.87	12.81	13.18	13.98
Cumulative returns
5 year	78.73	80.58	82.13	81.79	84.64	88.42
Since inception	89.09	91.05	92.88	92.34	95.78	103.32
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.28	1.13	0.78	0.82
Net (%)	0.88	0.63	0.38	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	7

Multi-Index 2055 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	70.2
Equity	70.2
Large Blend	70.2
Unaffiliated investment companies	22.0
Equity	13.0
Fixed Income	9.0
U.S. Government	7.7
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	23.40	23.75	23.90	23.87	27.96	24.48
5 year	12.33	12.57	12.74	12.69	12.69	13.51
Since inception	9.62	9.84	10.02	9.96	9.84	11.28
Cumulative returns
5 year	78.81	80.73	82.11	81.72	81.75	88.42
Since inception	98.04	100.94	103.38	102.58	101.01	121.45
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.19	1.04	0.69	0.73
Net (%)	0.89	0.64	0.39	0.43
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2050 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	69.9
Equity	69.9
Large Blend	69.9
Unaffiliated investment companies	22.3
Equity	13.1
Fixed Income	9.2
U.S. Government	7.7
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	23.30	23.61	23.98	23.92	27.44	24.46
5 year	12.22	12.51	12.76	12.70	12.57	13.50
10-year	10.43	10.65	10.89	10.84	11.01	12.21
Cumulative returns
5 year	77.96	80.30	82.32	81.84	80.73	88.39
10-year	169.69	175.18	181.11	179.84	184.28	216.37
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.15	1.00	0.65	0.69
Net (%)	0.89	0.64	0.39	0.43
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 5-1-12. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	9

Multi-Index 2045 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	67.1
Equity	67.1
Large Blend	67.1
Unaffiliated investment companies	24.9
Fixed Income	12.5
Equity	12.4
U.S. Government	7.8
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	22.81	23.17	23.39	23.43	26.48	23.71
5 year	12.05	12.43	12.61	12.57	12.17	13.27
10-year	10.32	10.62	10.82	10.77	10.63	12.11
Cumulative returns
5 year	76.62	79.64	81.09	80.80	77.61	86.48
10-year	167.08	174.31	179.30	178.11	174.73	213.52
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.16	1.01	0.66	0.70
Net (%)	0.88	0.63	0.38	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 5-1-12. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2040 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	63.9
Equity	63.9
Large Blend	63.9
Unaffiliated investment companies	27.9
Fixed Income	18.0
Equity	9.9
U.S. Government	8.0
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	21.16	21.52	21.77	21.76	24.54	21.69
5 year	11.63	11.95	12.15	12.11	11.66	12.70
10-year	10.08	10.35	10.55	10.51	10.18	11.78
Cumulative returns
5 year	73.37	75.80	77.41	77.07	73.54	81.79
10-year	161.33	167.72	172.52	171.65	163.54	204.61
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.16	1.01	0.66	0.70
Net (%)	0.87	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 5-1-12. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	11

Multi-Index 2035 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	55.1
Equity	55.1
Large Blend	55.1
Unaffiliated investment companies	36.5
Fixed Income	28.0
Equity	8.5
U.S. Government	8.1
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	18.51	18.86	19.15	19.04	21.85	18.21
5 year	10.71	11.07	11.28	11.22	10.88	11.64
10-year	9.49	9.78	9.99	9.93	9.56	11.12
Cumulative returns
5 year	66.29	69.04	70.66	70.19	67.61	73.41
10-year	147.57	154.28	159.12	157.74	149.29	187.06
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.14	0.99	0.64	0.68
Net (%)	0.87	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 5-1-12. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2030 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	39.2
Equity	39.2
Large Blend	39.2
Unaffiliated investment companies	51.2
Fixed Income	43.0
Equity	8.2
U.S. Government	9.3
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	13.81	14.10	14.37	14.39	18.45	13.42
5 year	9.09	9.42	9.65	9.59	9.88	9.96
10-year	8.39	8.67	8.88	8.84	8.82	10.01
Cumulative returns
5 year	54.51	56.83	58.48	58.06	60.14	60.76
10-year	123.74	129.68	134.09	133.18	132.90	159.61
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.14	0.99	0.64	0.68
Net (%)	0.87	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 5-1-12. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	13

Multi-Index 2025 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	22.0
Equity	22.0
Large Blend	22.0
Unaffiliated investment companies	65.6
Fixed Income	60.9
Equity	4.7
U.S. Government	12.1
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	8.94	9.22	9.54	9.49	14.78	8.21
5 year	6.88	7.18	7.39	7.34	8.72	7.35
10-year	6.82	7.05	7.25	7.20	7.94	8.19
Cumulative returns
5 year	39.49	41.47	42.82	42.47	51.88	42.56
10-year	93.41	97.71	101.39	100.51	114.76	119.75
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.14	0.99	0.64	0.68
Net (%)	0.86	0.61	0.36	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 5-1-12. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index Income Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Income Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to Retirement Income Index, an unmanaged index comprising a set of indices aligned with specific target date years. Index performance inception was May 30, 2014. Index since fund inception returns are not available.
Index 2 is the John Hancock Income Preservation Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
Index 3 is the Bloomberg U.S. Aggregate Bond Index (formerly known as Bloomberg Barclays U.S. Aggregate Bond Index), an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	6.5
Equity	6.5
Large Blend	6.5
Unaffiliated investment companies	79.8
Fixed Income	73.3
Equity	6.5
U.S. Government	13.5
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns for the period ended 8-31-21 (%)
	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2	Index 3
Average annual total returns
1 year	5.23	5.49	5.74	5.69	9.51	4.46	-0.08
5 year	4.03	4.30	4.54	4.48	6.22	4.34	3.11
10-year	3.71	3.92	4.13	4.09	—	4.47	3.18
Cumulative returns
5 year	21.87	23.46	24.83	24.50	35.23	23.67	16.55
10-year	43.88	46.93	49.83	49.27	—	54.85	36.71
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.21	1.06	0.71	0.75
Net (%)	0.84	0.59	0.34	0.38
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 5-1-12. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	15

Your expenses
As a shareholder of a John Hancock Funds II Multi-Index Preservation Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2021 through August 31, 2021).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multi-Index 2065 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,111.40	$1.44	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R4	Actual expenses/actual returns	1,000.00	1,112.30	0.91	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class R6	Actual expenses/actual returns	1,000.00	1,113.00	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,113.10	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2060 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,111.20	$2.77	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%
Class R4	Actual expenses/actual returns	1,000.00	1,112.50	1.17	0.22%
	Hypothetical example	1,000.00	1,024.10	1.12	0.22%
Class R6	Actual expenses/actual returns	1,000.00	1,113.90	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,114.00	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
16	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multi-Index 2055 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,112.00	$2.61	0.49%
	Hypothetical example	1,000.00	1,022.70	2.50	0.49%
Class R4	Actual expenses/actual returns	1,000.00	1,112.70	0.80	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class R6	Actual expenses/actual returns	1,000.00	1,113.50	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,113.60	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2050 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,111.30	$2.71	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,112.40	1.38	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	1,113.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,113.70	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2045 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,109.40	$2.71	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,110.90	0.96	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class R6	Actual expenses/actual returns	1,000.00	1,112.20	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,112.20	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2040 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,104.40	$2.65	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,106.60	1.27	0.24%
	Hypothetical example	1,000.00	1,024.00	1.22	0.24%
Class R6	Actual expenses/actual returns	1,000.00	1,107.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,108.00	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2035 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,095.20	$2.80	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Class R4	Actual expenses/actual returns	1,000.00	1,096.80	1.27	0.24%
	Hypothetical example	1,000.00	1,024.00	1.22	0.24%
Class R6	Actual expenses/actual returns	1,000.00	1,098.10	0.21	0.04%
	Hypothetical example	1,000.00	1,025.00	0.20	0.04%
Class 1	Actual expenses/actual returns	1,000.00	1,098.20	0.42	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	17

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multi-Index 2030 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,077.40	$3.19	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Class R4	Actual expenses/actual returns	1,000.00	1,078.30	1.89	0.36%
	Hypothetical example	1,000.00	1,023.40	1.84	0.36%
Class R6	Actual expenses/actual returns	1,000.00	1,079.60	0.58	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class 1	Actual expenses/actual returns	1,000.00	1,079.60	0.79	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Multi-Index 2025 Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,052.30	$3.41	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Class R4	Actual expenses/actual returns	1,000.00	1,053.80	1.92	0.37%
	Hypothetical example	1,000.00	1,023.30	1.89	0.37%
Class R6	Actual expenses/actual returns	1,000.00	1,054.80	0.83	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class 1	Actual expenses/actual returns	1,000.00	1,054.80	1.04	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Multi-Index Income Preservation Portfolio
Class R2	Actual expenses/actual returns	$1,000.00	$1,036.10	$3.75	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Class R4	Actual expenses/actual returns	1,000.00	1,037.00	2.36	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Class R6	Actual expenses/actual returns	1,000.00	1,037.90	1.08	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Class 1	Actual expenses/actual returns	1,000.00	1,037.90	1.28	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
18	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
MULTI-INDEX 2065 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 70.3%
Equity - 70.3%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	445,894	$6,675,039

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,186,919)		$6,675,039
UNAFFILIATED INVESTMENT COMPANIES - 22.0%
Exchange-traded funds - 22.0%
Financial Select Sector SPDR Fund	3,256	125,030
Vanguard FTSE Emerging Markets ETF	2,681	140,029
Vanguard Health Care ETF	477	125,208
Vanguard Information Technology ETF	146	62,295
Vanguard Intermediate-Term Corporate Bond ETF	2,690	257,110
Vanguard Mid-Cap ETF	2,618	648,583
Vanguard Small-Cap ETF	555	125,602
Vanguard Total Bond Market ETF	6,940	600,032

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $1,975,289)		$2,083,889
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.6%
U.S. Government - 7.6%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$306,400	179,826
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	297,700	179,770
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	118,300	71,768
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	507,000	287,602

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $677,896)		$718,966
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	115,352	115,352

TOTAL SHORT-TERM INVESTMENTS (Cost $115,352)		$115,352
Total investments (Cost $8,955,456) - 101.1%		$9,593,246
Other assets and liabilities, net - (1.1%)		(106,619)
TOTAL NET ASSETS - 100.0%		$9,486,627
MULTI-INDEX 2060 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 70.2%
Equity - 70.2%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	9,561,250	$143,131,912

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $112,599,350)		$143,131,912
UNAFFILIATED INVESTMENT COMPANIES - 22.0%
Exchange-traded funds - 22.0%
Financial Select Sector SPDR Fund	70,211	2,696,102
Vanguard FTSE Emerging Markets ETF	57,992	3,028,922
MULTI-INDEX 2060 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
Vanguard Health Care ETF	10,311	$2,706,534
Vanguard Information Technology ETF	3,180	1,356,842
Vanguard Intermediate-Term Corporate Bond ETF	58,013	5,544,883
Vanguard Mid-Cap ETF	56,469	13,989,630
Vanguard Small-Cap ETF	12,058	2,728,846
Vanguard Total Bond Market ETF	149,657	12,939,344

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $38,428,050)		$44,991,103
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.7%
U.S. Government - 7.7%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$6,714,100	3,940,511
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	6,515,600	3,934,539
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	2,594,900	1,574,224
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	11,123,300	6,309,802

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $15,558,350)		$15,759,076
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	509,357	509,357

TOTAL SHORT-TERM INVESTMENTS (Cost $509,357)		$509,357
Total investments (Cost $167,095,107) - 100.2%		$204,391,448
Other assets and liabilities, net - (0.2%)		(457,239)
TOTAL NET ASSETS - 100.0%		$203,934,209
MULTI-INDEX 2055 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 70.2%
Equity - 70.2%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	17,724,061	$265,329,191

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $208,555,233)		$265,329,191
UNAFFILIATED INVESTMENT COMPANIES - 22.0%
Exchange-traded funds - 22.0%
Financial Select Sector SPDR Fund	130,002	4,992,077
Vanguard FTSE Emerging Markets ETF (D)	107,437	5,611,435
Vanguard Health Care ETF	19,123	5,019,596
Vanguard Information Technology ETF	5,891	2,513,572
Vanguard Intermediate-Term Corporate Bond ETF	107,445	10,269,593
Vanguard Mid-Cap ETF	104,557	25,902,951
Vanguard Small-Cap ETF	22,355	5,059,160
Vanguard Total Bond Market ETF	277,101	23,958,152

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $69,114,617)		$83,326,536
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	19

MULTI-INDEX 2055 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.7%
U.S. Government - 7.7%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$12,490,800	$7,330,861
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	12,121,600	7,319,803
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	4,827,500	2,928,655
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	20,694,700	11,739,269

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $28,889,828)		$29,318,588
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 0.0356% (C)(E)	16,810	168,217
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	877,544	877,544

TOTAL SHORT-TERM INVESTMENTS (Cost $1,045,717)		$1,045,761
Total investments (Cost $307,605,395) - 100.2%		$379,020,076
Other assets and liabilities, net - (0.2%)		(756,165)
TOTAL NET ASSETS - 100.0%		$378,263,911
MULTI-INDEX 2050 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 69.9%
Equity - 69.9%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	31,971,643	$478,615,489

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $344,832,259)		$478,615,489
UNAFFILIATED INVESTMENT COMPANIES - 22.3%
Exchange-traded funds - 22.3%
Financial Select Sector SPDR Fund	234,871	9,019,046
iShares Global Infrastructure ETF	3,649	169,715
Vanguard Emerging Markets Government Bond ETF	75,013	6,034,046
Vanguard Energy ETF	7,636	519,324
Vanguard FTSE Emerging Markets ETF (D)	197,690	10,325,349
Vanguard Global ex-U.S. Real Estate ETF	2,862	169,602
Vanguard Health Care ETF (D)	34,204	8,978,208
Vanguard Information Technology ETF	10,701	4,565,903
Vanguard Intermediate-Term Corporate Bond ETF	170,307	16,277,943
Vanguard Materials ETF	1,838	343,798
Vanguard Mid-Cap ETF	187,597	46,475,281
Vanguard Real Estate ETF	4,752	515,972
Vanguard Small-Cap ETF	39,927	9,035,879
Vanguard Total Bond Market ETF	438,974	37,953,692
Xtrackers USD High Yield Corporate Bond ETF	65,489	2,641,826

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $125,348,162)		$153,025,584
MULTI-INDEX 2050 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.7%
U.S. Government - 7.7%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$22,622,800	$13,277,341
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	21,953,600	13,256,997
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	8,743,000	5,304,035
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	37,480,300	21,261,063

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $52,115,914)		$53,099,436
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 0.0356% (C)(E)	172,298	1,724,202
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	1,753,315	1,753,315

TOTAL SHORT-TERM INVESTMENTS (Cost $3,477,079)		$3,477,517
Total investments (Cost $525,773,414) - 100.4%		$688,218,026
Other assets and liabilities, net - (0.4%)		(2,829,224)
TOTAL NET ASSETS - 100.0%		$685,388,802
MULTI-INDEX 2045 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 67.1%
Equity - 67.1%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	36,985,315	$553,670,171

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $385,557,457)		$553,670,171
UNAFFILIATED INVESTMENT COMPANIES - 24.9%
Exchange-traded funds - 24.9%
Financial Select Sector SPDR Fund	281,811	10,821,542
iShares Global Infrastructure ETF	9,495	441,612
iShares MSCI Global Min Vol Factor ETF	28,691	3,062,764
Vanguard Dividend Appreciation ETF	18,795	3,052,120
Vanguard Emerging Markets Government Bond ETF	198,924	16,001,447
Vanguard Energy ETF	19,605	1,333,336
Vanguard FTSE Emerging Markets ETF	180,290	9,416,547
Vanguard Global ex-U.S. Real Estate ETF	7,489	443,798
Vanguard Health Care ETF	41,253	10,828,500
Vanguard Information Technology ETF	12,720	5,427,370
Vanguard Intermediate-Term Corporate Bond ETF	237,048	22,657,048
Vanguard Materials ETF	4,761	890,545
Vanguard Mid-Cap ETF	190,925	47,299,760
Vanguard Real Estate ETF	12,403	1,346,718
Vanguard Small-Cap ETF	35,809	8,103,935
Vanguard Total Bond Market ETF	610,979	52,825,244
Xtrackers USD High Yield Corporate Bond ETF	294,674	11,887,149

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $162,933,101)		$205,839,435
20	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2045 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.8%
U.S. Government - 7.8%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$27,316,600	$16,032,136
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	26,509,300	16,008,023
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	10,557,500	6,404,821
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	45,258,500	25,673,321

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $62,202,460)		$64,118,301
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	1,901,551	1,901,551

TOTAL SHORT-TERM INVESTMENTS (Cost $1,901,551)		$1,901,551
Total investments (Cost $612,594,569) - 100.0%		$825,529,458
Other assets and liabilities, net - (0.0%)		(209,539)
TOTAL NET ASSETS - 100.0%		$825,319,919
MULTI-INDEX 2040 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 63.9%
Equity - 63.9%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	42,437,741	$635,292,981

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $434,745,529)		$635,292,981
UNAFFILIATED INVESTMENT COMPANIES - 27.9%
Exchange-traded funds - 27.9%
Financial Select Sector SPDR Fund	310,342	11,917,133
iShares Global Infrastructure ETF	17,164	798,298
iShares MSCI Global Min Vol Factor ETF	52,129	5,564,771
Vanguard Dividend Appreciation ETF	34,164	5,547,892
Vanguard Emerging Markets Government Bond ETF	331,654	26,678,248
Vanguard Energy ETF	36,016	2,449,448
Vanguard Global ex-U.S. Real Estate ETF	13,484	799,062
Vanguard Health Care ETF	45,049	11,824,912
Vanguard Information Technology ETF	13,996	5,971,813
Vanguard Intermediate-Term Corporate Bond ETF	409,918	39,179,962
Vanguard Materials ETF (D)	8,654	1,618,731
Vanguard Mid-Cap ETF	201,875	50,012,513
Vanguard Real Estate ETF	22,358	2,427,632
Vanguard Total Bond Market ETF	1,057,461	91,428,078
Xtrackers USD High Yield Corporate Bond ETF (D)	539,862	21,778,033

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $233,706,699)		$277,996,526
MULTI-INDEX 2040 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.0%
U.S. Government - 8.0%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$33,753,900	$19,810,193
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	32,756,600	19,780,545
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	13,046,100	7,914,557
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	55,925,400	31,724,221

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $76,923,123)		$79,229,516
SHORT-TERM INVESTMENTS - 1.5%
Short-term funds - 1.5%
John Hancock Collateral Trust, 0.0356% (C)(E)	1,180,814	11,816,520
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	3,189,613	3,189,613

TOTAL SHORT-TERM INVESTMENTS (Cost $15,003,209)		$15,006,133
Total investments (Cost $760,378,560) - 101.3%		$1,007,525,156
Other assets and liabilities, net - (1.3%)		(12,612,379)
TOTAL NET ASSETS - 100.0%		$994,912,777
MULTI-INDEX 2035 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 55.1%
Equity - 55.1%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	44,441,651	$665,291,518

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $441,916,553)		$665,291,518
UNAFFILIATED INVESTMENT COMPANIES - 36.5%
Exchange-traded funds - 36.5%
Financial Select Sector SPDR Fund	346,646	13,311,206
iShares Global Infrastructure ETF	27,787	1,292,373
iShares MSCI Global Min Vol Factor ETF	85,236	9,098,943
Vanguard Dividend Appreciation ETF	56,111	9,111,865
Vanguard Emerging Markets Government Bond ETF	513,737	41,325,004
Vanguard Energy ETF	59,679	4,058,769
Vanguard Global ex-U.S. Real Estate ETF	21,715	1,286,831
Vanguard Health Care ETF	50,322	13,209,022
Vanguard Information Technology ETF	15,817	6,748,798
Vanguard Intermediate-Term Corporate Bond ETF	821,952	78,562,172
Vanguard Materials ETF	14,001	2,618,887
Vanguard Mid-Cap ETF	150,259	37,225,165
Vanguard Real Estate ETF	36,122	3,922,127
Vanguard Total Bond Market ETF	2,120,347	183,325,202
Xtrackers USD High Yield Corporate Bond ETF	877,679	35,405,571

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $386,700,233)		$440,501,935
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	21

MULTI-INDEX 2035 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.1%
U.S. Government - 8.1%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$42,004,800	$24,652,654
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	40,763,800	24,615,808
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	16,235,000	9,849,137
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	69,594,000	39,477,867

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $95,901,761)		$98,595,466
SHORT-TERM INVESTMENTS - 0.4%
Short-term funds - 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	4,549,207	4,549,207

TOTAL SHORT-TERM INVESTMENTS (Cost $4,549,207)		$4,549,207
Total investments (Cost $929,067,754) - 100.1%		$1,208,938,126
Other assets and liabilities, net - (0.1%)		(1,638,593)
TOTAL NET ASSETS - 100.0%		$1,207,299,533
MULTI-INDEX 2030 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 39.2%
Equity - 39.2%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	33,652,952	$503,784,688

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $329,229,416)		$503,784,688
UNAFFILIATED INVESTMENT COMPANIES - 51.2%
Exchange-traded funds - 51.2%
Financial Select Sector SPDR Fund	333,802	12,817,997
Invesco Senior Loan ETF (D)	799,800	17,707,572
iShares Global Infrastructure ETF	37,115	1,726,219
iShares MSCI Global Min Vol Factor ETF	113,862	12,154,769
SPDR Portfolio Short Term Corporate Bond ETF	598,880	18,738,955
Vanguard Dividend Appreciation ETF	74,591	12,112,832
Vanguard Emerging Markets Government Bond ETF	671,526	54,017,551
Vanguard Energy ETF	76,352	5,192,700
Vanguard Global ex-U.S. Real Estate ETF	29,090	1,723,873
Vanguard Health Care ETF (D)	48,693	12,781,426
Vanguard Information Technology ETF (D)	15,249	6,506,443
Vanguard Intermediate-Term Corporate Bond ETF	1,236,537	118,188,206
Vanguard Materials ETF (D)	18,606	3,480,252
Vanguard Mid-Cap ETF	68,803	17,045,255
Vanguard Real Estate ETF	48,209	5,234,533
Vanguard S&P 500 ETF	39,248	16,289,882
Vanguard Short-Term Corporate Bond ETF	226,517	18,732,956
Vanguard Total Bond Market ETF	3,189,877	275,796,765
Xtrackers USD High Yield Corporate Bond ETF (D)	1,178,857	47,555,091
MULTI-INDEX 2030 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $591,321,106)		$657,803,277
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.3%
U.S. Government - 9.3%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$3,692,461	$3,830,592
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	10,004,092	10,733,948
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	12,077,052	13,032,994
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,807,810	3,067,423
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	37,980,100	22,290,554
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	36,856,600	22,256,389
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	14,679,500	8,905,476
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	62,925,000	35,694,816

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $116,931,242)		$119,812,192
SHORT-TERM INVESTMENTS - 2.7%
Short-term funds - 2.7%
John Hancock Collateral Trust, 0.0356% (C)(E)	3,029,247	30,313,982
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	4,751,289	4,751,289

TOTAL SHORT-TERM INVESTMENTS (Cost $35,060,106)		$35,065,271
Total investments (Cost $1,072,541,870) - 102.4%		$1,316,465,428
Other assets and liabilities, net - (2.4%)		(31,319,925)
TOTAL NET ASSETS - 100.0%		$1,285,145,503
MULTI-INDEX 2025 PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 22.0%
Equity - 22.0%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	15,335,694	$229,575,337

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $147,340,912)		$229,575,337
UNAFFILIATED INVESTMENT COMPANIES - 65.6%
Exchange-traded funds - 65.6%
Invesco Senior Loan ETF	1,792,309	39,681,721
iShares Global Infrastructure ETF (D)	36,353	1,690,778
iShares MSCI Global Min Vol Factor ETF	111,957	11,951,410
SPDR Portfolio Short Term Corporate Bond ETF	1,814,106	56,763,377
Vanguard Dividend Appreciation ETF (D)	73,270	11,898,315
Vanguard Emerging Markets Government Bond ETF	648,273	52,147,080
Vanguard Energy ETF (D)	74,759	5,084,360
Vanguard Global ex-U.S. Real Estate ETF	28,567	1,692,880
Vanguard Intermediate-Term Corporate Bond ETF	1,209,339	115,588,622
Vanguard Materials ETF	18,153	3,395,519
22	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2025 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
Vanguard Real Estate ETF (D)	47,296	$5,135,400
Vanguard S&P 500 ETF	20,026	8,311,791
Vanguard Short-Term Corporate Bond ETF	686,792	56,797,698
Vanguard Total Bond Market ETF	3,117,122	269,506,368
Xtrackers USD High Yield Corporate Bond ETF	1,159,972	46,793,270

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $638,813,426)		$686,438,589
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.1%
U.S. Government - 12.1%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$11,203,999	11,623,128
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	30,353,501	32,567,963
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	36,639,157	39,539,280
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	8,515,608	9,302,969
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	14,097,200	8,273,659
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	13,682,800	8,262,556
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	5,450,300	3,306,483
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	23,357,000	13,249,484

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $122,887,896)		$126,125,522
SHORT-TERM INVESTMENTS - 0.8%
Short-term funds - 0.8%
John Hancock Collateral Trust, 0.0356% (C)(E)	407,345	4,076,342
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	4,388,769	4,388,769

TOTAL SHORT-TERM INVESTMENTS (Cost $8,464,920)		$8,465,111
Total investments (Cost $917,507,154) - 100.5%		$1,050,604,559
Other assets and liabilities, net - (0.5%)		(4,955,007)
TOTAL NET ASSETS - 100.0%		$1,045,649,552
MULTI-INDEX INCOME PRESERVATION PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 6.5%
Equity - 6.5%
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,889,240	$43,251,927

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $27,109,399)		$43,251,927
UNAFFILIATED INVESTMENT COMPANIES - 79.8%
Exchange-traded funds - 79.8%
Invesco Senior Loan ETF (D)	1,655,716	36,657,552
iShares Global Infrastructure ETF	25,718	1,196,144
iShares MSCI Global Min Vol Factor ETF	80,163	8,557,400
SPDR Portfolio Short Term Corporate Bond ETF	1,759,274	55,047,683
Vanguard Dividend Appreciation ETF	52,552	8,533,919
MULTI-INDEX INCOME PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Exchange-traded funds - (continued)
Vanguard Emerging Markets Government Bond ETF	456,351	$36,708,874
Vanguard Energy ETF	52,032	3,538,696
Vanguard Global ex-U.S. Real Estate ETF	20,186	1,196,222
Vanguard Intermediate-Term Corporate Bond ETF	858,260	82,032,491
Vanguard Materials ETF (D)	12,771	2,388,816
Vanguard Real Estate ETF (D)	33,370	3,623,315
Vanguard S&P 500 ETF	34,378	14,268,589
Vanguard Short-Term Corporate Bond ETF	666,036	55,081,177
Vanguard Total Bond Market ETF	2,214,040	191,425,899
Xtrackers USD High Yield Corporate Bond ETF (D)	828,190	33,409,185

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $495,621,006)		$533,665,962
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.5%
U.S. Government - 13.5%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$10,929,821	11,338,693
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	29,610,080	31,770,305
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	35,743,236	38,572,447
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	8,308,466	9,076,674

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $88,290,443)		$90,758,119
SHORT-TERM INVESTMENTS - 6.8%
Short-term funds - 6.8%
John Hancock Collateral Trust, 0.0356% (C)(E)	4,516,580	45,197,871
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	151,047	151,047

TOTAL SHORT-TERM INVESTMENTS (Cost $45,344,820)		$45,348,918
Total investments (Cost $656,365,668) - 106.6%		$713,024,926
Other assets and liabilities, net - (6.6%)		(44,375,856)
TOTAL NET ASSETS - 100.0%		$668,649,070
Percentages are based upon net assets.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 8-31-21.
(D)	All or a portion of this security is on loan as of 8-31-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	23

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

	Multi-Index 2065 Preservation Portfolio	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$2,918,207	$61,259,536	$113,522,668	$207,878,335
Affiliated investments, at value	6,675,039	143,131,912	265,497,408	480,339,691
Total investments, at value	9,593,246	204,391,448	379,020,076	688,218,026
Cash	—	147	6,373	9,659
Dividends and interest receivable	5	5	10	29
Receivable for fund shares sold	33,683	7,216	7,125	5,720
Receivable for investments sold	5,400	292,372	501,414	631,632
Receivable for securities lending income	—	162	502	1,609
Receivable from affiliates	1,091	1,876	2,901	4,648
Other assets	38,280	26,747	30,852	45,759
Total assets	9,671,705	204,719,973	379,569,253	688,917,082
Liabilities
Payable for investments purchased	39,740	292,638	370,256	447,092
Payable for fund shares repurchased	—	410,017	677,120	1,245,198
Payable upon return of securities loaned	—	—	166,744	1,723,148
Payable to affiliates
Accounting and legal services fees	305	7,662	14,425	26,228
Transfer agent fees	—	28	39	167
Distribution and service fees	—	130	31	352
Trustees’ fees	—	51	96	174
Other liabilities and accrued expenses	145,033	75,238	76,631	85,921
Total liabilities	185,078	785,764	1,305,342	3,528,280
Net assets	$9,486,627	$203,934,209	$378,263,911	$685,388,802
Net assets consist of
Paid-in capital	$8,813,279	$161,847,030	$295,630,800	$498,535,931
Total distributable earnings (loss)	673,348	42,087,179	82,633,111	186,852,871
Net assets	$9,486,627	$203,934,209	$378,263,911	$685,388,802
Unaffiliated investments, at cost	$2,768,537	$54,495,757	$98,881,989	$179,217,391
Affiliated investments, at cost	6,186,919	112,599,350	208,723,406	346,556,023
Total investments, at cost	8,955,456	167,095,107	307,605,395	525,773,414
Securities loaned, at value	—	—	$159,960	$1,689,108
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R2
Net assets	$64,371	$573,394	$209,007	$1,059,161
Shares outstanding	5,000	38,252	15,600	70,231
Net asset value, offering price and redemption price per share	$12.87	$14.99	$13.40	$15.08
Class R4
Net assets	$64,417	$214,907	$60,705	$1,538,115
Shares outstanding	5,000	14,298	4,519	101,569
Net asset value, offering price and redemption price per share	$12.88	$15.03	$13.43	$15.14
Class R6
Net assets	$64,480	$3,192,125	$5,114,887	$20,304,906
Shares outstanding	5,000	212,011	380,529	1,345,714
Net asset value, offering price and redemption price per share	$12.90	$15.06	$13.44	$15.09
Class 1
Net assets	$9,293,359	$199,953,783	$372,879,312	$662,486,620
Shares outstanding	720,877	13,287,939	27,758,805	43,901,571
Net asset value, offering price and redemption price per share	$12.89	$15.05	$13.43	$15.09
24	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

Continued
	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$271,859,287	$360,415,655	$543,646,608	$782,366,758
Affiliated investments, at value	553,670,171	647,109,501	665,291,518	534,098,670
Total investments, at value	825,529,458	1,007,525,156	1,208,938,126	1,316,465,428
Cash	12,371	14,757	16,829	15,194
Dividends and interest receivable	41	52	73	9,378
Receivable for fund shares sold	3,857	7,742	3,487	6,035
Receivable for investments sold	1,098,640	513,813	2,051,854	2,772,583
Receivable for securities lending income	—	3,609	540	9,141
Receivable from affiliates	5,925	7,213	8,841	9,333
Other assets	49,771	53,588	58,449	62,087
Total assets	826,700,063	1,008,125,930	1,211,078,199	1,319,349,179
Liabilities
Payable for investments purchased	215,267	524,233	994,838	858,068
Payable for fund shares repurchased	1,044,679	746,584	2,644,027	2,888,566
Payable upon return of securities loaned	—	11,813,975	—	30,311,642
Payable to affiliates
Accounting and legal services fees	31,949	38,327	46,594	49,930
Transfer agent fees	111	187	173	260
Distribution and service fees	284	184	136	320
Trustees’ fees	212	255	310	332
Other liabilities and accrued expenses	87,642	89,408	92,588	94,558
Total liabilities	1,380,144	13,213,153	3,778,666	34,203,676
Net assets	$825,319,919	$994,912,777	$1,207,299,533	$1,285,145,503
Net assets consist of
Paid-in capital	$582,626,395	$707,712,739	$868,022,591	$969,588,468
Total distributable earnings (loss)	242,693,524	287,200,038	339,276,942	315,557,035
Net assets	$825,319,919	$994,912,777	$1,207,299,533	$1,285,145,503
Unaffiliated investments, at cost	$227,037,112	$313,819,435	$487,151,201	$713,003,637
Affiliated investments, at cost	385,557,457	446,559,125	441,916,553	359,538,233
Total investments, at cost	612,594,569	760,378,560	929,067,754	1,072,541,870
Securities loaned, at value	—	$11,548,362	—	$29,685,609
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R2
Net assets	$1,347,911	$799,129	$714,795	$1,033,598
Shares outstanding	80,075	48,720	45,031	70,033
Net asset value, offering price and redemption price per share	$16.83	$16.40	$15.87	$14.76
Class R4
Net assets	$73,297	$229,567	$105,344	$1,218,379
Shares outstanding	4,329	13,909	6,595	81,932
Net asset value, offering price and redemption price per share	$16.93	$16.51	$15.97	$14.87
Class R6
Net assets	$14,227,635	$24,603,714	$22,827,403	$33,446,760
Shares outstanding	844,130	1,501,020	1,435,841	2,262,685
Net asset value, offering price and redemption price per share	$16.85	$16.39	$15.90	$14.78
Class 1
Net assets	$809,671,076	$969,280,367	$1,183,651,991	$1,249,446,766
Shares outstanding	48,056,471	59,047,062	74,536,566	84,503,090
Net asset value, offering price and redemption price per share	$16.85	$16.42	$15.88	$14.79
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	25

STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

Continued
	Multi-Index 2025 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$816,952,880	$624,575,128
Affiliated investments, at value	233,651,679	88,449,798
Total investments, at value	1,050,604,559	713,024,926
Cash	12,863	—
Dividends and interest receivable	28,282	27,555
Receivable for fund shares sold	908	2,442
Receivable for investments sold	2,366,720	2,463,909
Receivable for securities lending income	2,324	7,957
Receivable from affiliates	8,519	3,730
Other assets	57,476	47,369
Total assets	1,053,081,651	715,577,888
Liabilities
Due to custodian	—	4,801
Payable for investments purchased	375,204	—
Payable for fund shares repurchased	2,693,382	1,579,604
Payable upon return of securities loaned	4,230,450	45,193,209
Payable to affiliates
Accounting and legal services fees	41,429	26,951
Transfer agent fees	111	149
Distribution and service fees	53	404
Trustees’ fees	276	179
Other liabilities and accrued expenses	91,194	123,521
Total liabilities	7,432,099	46,928,818
Net assets	$1,045,649,552	$668,649,070
Net assets consist of
Paid-in capital	$847,968,805	$589,733,238
Total distributable earnings (loss)	197,680,747	78,915,832
Net assets	$1,045,649,552	$668,649,070
Unaffiliated investments, at cost	$766,090,091	$584,062,496
Affiliated investments, at cost	151,417,063	72,303,172
Total investments, at cost	917,507,154	656,365,668
Securities loaned, at value	$8,739,705	$44,102,680
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R2
Net assets	$250,331	$2,181,082
Shares outstanding	18,844	181,048
Net asset value, offering price and redemption price per share	$13.28	$12.05
Class R4
Net assets	$116,099	$644,205
Shares outstanding	8,708	53,459
Net asset value, offering price and redemption price per share	$13.33	$12.05
Class R6
Net assets	$14,882,944	$17,513,637
Shares outstanding	1,120,621	1,454,395
Net asset value, offering price and redemption price per share	$13.28	$12.04
Class 1
Net assets	$1,030,400,178	$648,310,146
Shares outstanding	77,594,164	53,811,647
Net asset value, offering price and redemption price per share	$13.28	$12.05
26	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-21

	Multi-Index 2065 Preservation Portfolio[1]	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio
Investment income
Dividends from unaffiliated investments	$12,138	$764,794	$1,550,715	$2,857,759
Dividends from affiliated investments	10,207	1,667,859	3,529,096	6,533,213
Interest	4,917	209,509	423,702	788,559
Securities lending	15	1,078	6,884	12,384
Other income received from advisor	526	39,546	45,299	83,805
Total investment income	27,803	2,682,786	5,555,696	10,275,720
Expenses
Investment management fees	6,812	326,051	653,712	1,204,516
Distribution and service fees	1,955	88,243	173,646	322,642
Accounting and legal services fees	531	25,356	50,705	92,914
Transfer agent fees	17	303	449	1,971
Trustees’ fees	193	2,980	6,115	11,233
Custodian fees	35,159	36,572	36,575	36,579
State registration fees	59,567	57,726	57,113	63,493
Printing and postage	16,957	19,648	18,663	22,357
Professional fees	54,650	39,883	44,225	51,503
Other	10,021	15,972	18,234	22,316
Total expenses	185,862	612,734	1,059,437	1,829,524
Less expense reductions	(183,946)	(524,433)	(885,509)	(1,506,875)
Net expenses	1,916	88,301	173,928	322,649
Net investment income	25,887	2,594,485	5,381,768	9,953,071
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,790)	1,992,934	4,976,809	9,328,413
Affiliated investments	(7,736)	185,124	779,239	5,296,919
Capital gain distributions received from unaffiliated investments	337	34,223	70,436	129,433
Capital gain distributions received from affiliated investments	32,043	5,235,940	11,078,952	20,509,826
	21,854	7,448,221	16,905,436	35,264,591
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	149,670	3,364,761	5,624,195	10,093,265
Affiliated investments	488,120	23,635,453	46,852,348	82,370,568
	637,790	27,000,214	52,476,543	92,463,833
Net realized and unrealized gain	659,644	34,448,435	69,381,979	127,728,424
Increase in net assets from operations	$685,531	$37,042,920	$74,763,747	$137,681,495

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	27

STATEMENTS OF OPERATIONS For the year ended 8-31-21

Continued

	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio
Investment income
Dividends from unaffiliated investments	$4,186,383	$6,270,064	$10,147,053	$15,950,333
Dividends from affiliated investments	7,902,137	8,841,156	9,622,775	7,560,676
Interest	1,000,582	1,224,665	1,530,171	2,172,217
Securities lending	37,733	27,603	45,618	72,293
Other income received from advisor	157,339	112,048	—	—
Total investment income	13,284,174	16,475,536	21,345,617	25,755,519
Expenses
Investment management fees	1,545,080	2,036,372	2,903,245	4,098,000
Distribution and service fees	395,964	468,184	581,440	634,733
Accounting and legal services fees	114,585	137,413	169,151	184,713
Transfer agent fees	1,349	2,254	2,214	3,288
Trustees’ fees	13,930	16,722	20,720	23,067
Custodian fees	36,581	36,583	36,586	38,088
State registration fees	63,225	63,632	63,465	64,016
Printing and postage	22,123	21,777	21,888	21,525
Professional fees	55,163	59,099	64,580	67,453
Other	24,698	27,103	30,737	34,714
Total expenses	2,272,698	2,869,139	3,894,026	5,169,597
Less expense reductions	(1,875,823)	(2,399,639)	(3,075,571)	(3,336,261)
Net expenses	396,875	469,500	818,455	1,833,336
Net investment income	12,887,299	16,006,036	20,527,162	23,922,183
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	7,565,313	14,197,919	15,853,806	16,751,149
Affiliated investments	9,084,555	8,842,122	25,580,021	41,652,717
Capital gain distributions received from unaffiliated investments	162,912	267,900	505,354	945,513
Capital gain distributions received from affiliated investments	24,807,314	27,755,194	30,208,943	23,735,359
	41,620,094	51,063,135	72,148,124	83,084,738
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	15,480,047	9,933,479	6,990,346	3,425,624
Affiliated investments	96,800,636	110,134,069	105,082,577	61,699,614
	112,280,683	120,067,548	112,072,923	65,125,238
Net realized and unrealized gain	153,900,777	171,130,683	184,221,047	148,209,976
Increase in net assets from operations	$166,788,076	$187,136,719	$204,748,209	$172,132,159
28	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-21

Continued
	Multi-Index 2025 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Investment income
Dividends from unaffiliated investments	$17,365,840	$12,841,583
Dividends from affiliated investments	3,986,437	875,165
Interest	4,488,190	4,159,212
Securities lending	123,771	67,957
Total investment income	25,964,238	17,943,917
Expenses
Investment management fees	4,305,949	3,219,102
Distribution and service fees	551,022	344,549
Accounting and legal services fees	158,380	95,102
Transfer agent fees	1,417	1,856
Trustees’ fees	20,238	12,075
Custodian fees	38,086	35,361
State registration fees	63,088	67,489
Printing and postage	21,045	19,814
Professional fees	68,100	17,655
Other	30,639	21,461
Total expenses	5,257,964	3,834,464
Less expense reductions	(3,157,138)	(2,154,665)
Net expenses	2,100,826	1,679,799
Net investment income	23,863,412	16,264,118
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	10,414,754	9,465,862
Affiliated investments	42,893,467	8,894,091
Capital gain distributions received from unaffiliated investments	947,050	720,476
Capital gain distributions received from affiliated investments	12,514,689	2,747,422
	66,769,960	21,827,851
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(3,983,451)	(7,632,239)
Affiliated investments	12,964,209	10,912,577
	8,980,758	3,280,338
Net realized and unrealized gain	75,750,718	25,108,189
Increase in net assets from operations	$99,614,130	$41,372,307
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	29

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2065 Preservation Portfolio	Multi-Index 2060 Preservation Portfolio		Multi-Index 2055 Preservation Portfolio
	Period ended 8-31-21[1]	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$25,887	$2,594,485	$2,518,384	$5,381,768	$6,520,136
Net realized gain	21,854	7,448,221	1,433,015	16,905,436	8,696,349
Change in net unrealized appreciation (depreciation)	637,790	27,000,214	13,877,155	52,476,543	26,855,999
Increase in net assets resulting from operations	685,531	37,042,920	17,828,554	74,763,747	42,072,484
Distributions to shareholders
From earnings
Class R1[2]	—	—	(7,282)	—	(4,327)
Class R2	(652)	(13,081)	(12,677)	(13,713)	(18,763)
Class R4	(665)	(6,074)	(9,184)	(2,326)	(4,717)
Class R6	(687)	(63,915)	(394,138)	(155,878)	(173,850)
Class 1	(10,256)	(5,526,137)	(7,773,171)	(15,350,871)	(27,599,428)
Total distributions	(12,260)	(5,609,207)	(8,196,452)	(15,522,788)	(27,801,085)
Portfolio share transactions
From portfolio share transactions	8,813,356	29,632,326	39,707,194	2,662,868	34,564,061
Total increase	9,486,627	61,066,039	49,339,296	61,903,827	48,835,460
Net assets
Beginning of period	—	142,868,170	93,528,874	316,360,084	267,524,624
End of period	$9,486,627	$203,934,209	$142,868,170	$378,263,911	$316,360,084

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
30	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2050 Preservation Portfolio		Multi-Index 2045 Preservation Portfolio		Multi-Index 2040 Preservation Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$9,953,071	$14,412,498	$12,887,299	$18,129,456	$16,006,036	$22,460,571
Net realized gain	35,264,591	12,121,113	41,620,094	15,757,135	51,063,135	22,118,863
Change in net unrealized appreciation (depreciation)	92,463,833	54,426,711	112,280,683	65,249,838	120,067,548	74,194,381
Increase in net assets resulting from operations	137,681,495	80,960,322	166,788,076	99,136,429	187,136,719	118,773,815
Distributions to shareholders
From earnings
Class R1[2]	—	(43,915)	—	(39,313)	—	(26,327)
Class R2	(42,492)	(74,748)	(43,747)	(53,859)	(25,807)	(33,924)
Class R4	(47,847)	(121,210)	(2,403)	(5,251)	(9,721)	(17,841)
Class R6	(567,018)	(8,007,679)	(432,503)	(7,509,848)	(854,720)	(8,512,645)
Class 1	(22,377,455)	(56,088,706)	(30,311,154)	(71,885,959)	(38,835,400)	(86,000,544)
Total distributions	(23,034,812)	(64,336,258)	(30,789,807)	(79,494,230)	(39,725,648)	(94,591,281)
Portfolio share transactions
From portfolio share transactions	(27,509,836)	(23,102,903)	(49,998,759)	(41,181,890)	(52,884,052)	(59,265,957)
Total increase (decrease)	87,136,847	(6,478,839)	85,999,510	(21,539,691)	94,527,019	(35,083,423)
Net assets
Beginning of period	598,251,955	604,730,794	739,320,409	760,860,100	900,385,758	935,469,181
End of period	$685,388,802	$598,251,955	$825,319,919	$739,320,409	$994,912,777	$900,385,758

[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	31

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2035 Preservation Portfolio		Multi-Index 2030 Preservation Portfolio		Multi-Index 2025 Preservation Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$20,527,162	$28,580,026	$23,922,183	$32,728,402	$23,863,412	$29,602,168
Net realized gain	72,148,124	29,172,225	83,084,738	45,925,462	66,769,960	45,908,949
Change in net unrealized appreciation (depreciation)	112,072,923	86,010,515	65,125,238	70,120,717	8,980,758	29,236,093
Increase in net assets resulting from operations	204,748,209	143,762,766	172,132,159	148,774,581	99,614,130	104,747,210
Distributions to shareholders
From earnings
Class R1[2]	—	(57,096)	—	(57,451)	—	(21,889)
Class R2	(64,365)	(109,633)	(59,482)	(49,243)	(111,015)	(99,769)
Class R4	(4,110)	(6,155)	(71,871)	(128,526)	(6,428)	(4,679)
Class R6	(833,901)	(8,661,162)	(1,614,945)	(8,067,775)	(712,662)	(5,378,612)
Class 1	(50,808,632)	(101,080,336)	(70,755,424)	(98,923,584)	(69,601,359)	(79,097,274)
Total distributions	(51,711,008)	(109,914,382)	(72,501,722)	(107,226,579)	(70,431,464)	(84,602,223)
Portfolio share transactions
From portfolio share transactions	(71,984,783)	(94,896,940)	(90,938,743)	(130,572,760)	(115,952,272)	(146,715,038)
Total increase (decrease)	81,052,418	(61,048,556)	8,691,694	(89,024,758)	(86,769,606)	(126,570,051)
Net assets
Beginning of period	1,126,247,115	1,187,295,671	1,276,453,809	1,365,478,567	1,132,419,158	1,258,989,209
End of period	$1,207,299,533	$1,126,247,115	$1,285,145,503	$1,276,453,809	$1,045,649,552	$1,132,419,158

[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
32	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index Income Preservation Portfolio
	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$16,264,118	$7,747,565
Net realized gain	21,827,851	11,458,889
Change in net unrealized appreciation (depreciation)	3,280,338	(1,171,771)
Increase in net assets resulting from operations	41,372,307	18,034,683
Distributions to shareholders
From earnings
Class R1[2]	—	(6,013)
Class R2	(43,133)	(22,708)
Class R4	(14,216)	(23,560)
Class R6	(432,531)	(885,176)
Class 1	(19,503,241)	(11,757,001)
Total distributions	(19,993,121)	(12,694,458)
Portfolio share transactions
From portfolio share transactions	(148,397,515)	(63,816,010)
Issued in reorganization	494,126,426	—
Total portfolio share transactions	345,728,911	(63,816,010)
Total increase (decrease)	367,108,097	(58,475,785)
Net assets
Beginning of period	301,540,973	360,016,758
End of period	$668,649,070	$301,540,973

[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	33

Financial highlights
Multi-Index 2065 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021[5]	10.00	0.15[6]	2.85	3.00	(0.13)	—[7]	(0.13)	12.87	30.18[8]	5.48[9]	0.26[9]	1.33[6,9]	—[10]	54
Class R4
08-31-2021[5]	10.00	0.16[6]	2.85	3.01	(0.13)	—[7]	(0.13)	12.88	30.31[8]	5.48[9]	0.16[9]	1.43[6,9]	—[10]	54
Class R6
08-31-2021[5]	10.00	0.17[6]	2.87	3.04	(0.14)	—[7]	(0.14)	12.90	30.56[8]	5.23[9]	0.01[9]	1.58[6,9]	—[10]	54
Class 1
08-31-2021[5]	10.00	0.08[6]	2.95	3.03	(0.14)	—[7]	(0.14)	12.89	30.45[8]	5.27[9]	0.05[9]	0.70[6,9]	9	54

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Period from 9-23-20 (commencement of operations) to 8-31-21.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the period ended 8-31-21.
[7] Less than $0.005 per share.
[8] Not annualized.
[9] Annualized.
[10] Less than $500,000.
34	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2060 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	12.54	0.13[5]	2.74	2.87	(0.16)	(0.26)	(0.42)	14.99	23.35	0.80	0.50	0.96[5]	1	19
08-31-2020	11.74	0.22[5]	1.47	1.69	(0.25)	(0.64)	(0.89)	12.54	14.75	0.81	0.45	1.92[5]	—[6]	31
08-31-2019	12.64	0.23[5]	(0.28)	(0.05)	(0.22)	(0.63)	(0.85)	11.74	0.53	0.83	0.42	2.01[5]	—[6]	11
08-31-2018	11.90	0.20[5]	0.99	1.19	(0.21)	(0.24)	(0.45)	12.64	10.11	0.88	0.27	1.58[5]	—[6]	10
08-31-2017	10.58	0.21[5]	1.26	1.47	(0.15)	—	(0.15)	11.90	14.07	1.92	0.26	1.93[5]	—[6]	14
Class R4
08-31-2021	12.56	0.18[5]	2.74	2.92	(0.19)	(0.26)	(0.45)	15.03	23.75	0.60	0.20	1.29[5]	—[6]	19
08-31-2020	11.76	0.25[5]	1.47	1.72	(0.28)	(0.64)	(0.92)	12.56	15.03	0.64	0.17	2.17[5]	—[6]	31
08-31-2019	12.66	0.26[5]	(0.29)	(0.03)	(0.24)	(0.63)	(0.87)	11.76	0.75	0.68	0.16	2.19[5]	—[6]	11
08-31-2018	11.90	0.22[5]	1.00	1.22	(0.22)	(0.24)	(0.46)	12.66	10.29	0.88	0.16	1.76[5]	—[6]	10
08-31-2017	10.58	0.23[5]	1.25	1.48	(0.16)	—	(0.16)	11.90	14.16	1.92	0.16	2.04[5]	—[6]	14
Class R6
08-31-2021	12.58	0.19[5]	2.76	2.95	(0.21)	(0.26)	(0.47)	15.06	23.97	0.31	0.01	1.36[5]	3	19
08-31-2020	11.78	0.31[5]	1.43	1.74	(0.30)	(0.64)	(0.94)	12.58	15.20	0.38	—	2.69[5]	2	31
08-31-2019	12.67	0.24[5]	(0.24)	—[7]	(0.26)	(0.63)	(0.89)	11.78	0.94	0.43	—	2.05[5]	3	11
08-31-2018	11.92	0.16[5]	1.07	1.23	(0.24)	(0.24)	(0.48)	12.67	10.46	0.63	—	1.38[5]	1	10
08-31-2017	10.59	0.24[5]	1.26	1.50	(0.17)	—	(0.17)	11.92	14.38	1.67	—	2.17[5]	—[6]	14
Class 1
08-31-2021	12.57	0.21[5]	2.74	2.95	(0.21)	(0.26)	(0.47)	15.05	23.94	0.35	0.05	1.50[5]	200	19
08-31-2020	11.77	0.25[5]	1.48	1.73	(0.29)	(0.64)	(0.93)	12.57	15.15	0.41	0.05	2.19[5]	141	31
08-31-2019	12.66	0.25[5]	(0.26)	(0.01)	(0.25)	(0.63)	(0.88)	11.77	0.89	0.46	0.05	2.18[5]	90	11
08-31-2018	11.91	0.24[5]	0.98	1.22	(0.23)	(0.24)	(0.47)	12.66	10.41	0.67	0.05	1.99[5]	58	10
08-31-2017	10.58	0.17[5]	1.33	1.50	(0.17)	—	(0.17)	11.91	14.35	1.70	0.05	1.51[5]	26	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.02%, 0.04%, 0.06%, 0.05% and 0.04% for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
[7] Less than $0.005 per share.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	35

Financial highlights continued
Multi-Index 2055 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	11.33	0.14[5]	2.44	2.58	(0.15)	(0.36)	(0.51)	13.40	23.40	0.71	0.46	1.12[5]	—[6]	23
08-31-2020	10.86	0.19[5]	1.36	1.55	(0.25)	(0.83)	(1.08)	11.33	14.76	0.73	0.46	1.85[5]	—[6]	31
08-31-2019	12.18	0.20[5]	(0.31)	(0.11)	(0.22)	(0.99)	(1.21)	10.86	0.47	0.70	0.43	1.80[5]	—[6]	13
08-31-2018	11.84	0.16[5]	1.01	1.17	(0.23)	(0.60)	(0.83)	12.18	10.13	0.60	0.31	1.35[5]	—[6]	10
08-31-2017	10.73	0.21[5]	1.26	1.47	(0.20)	(0.16)	(0.36)	11.84	14.11	0.55	0.27	1.93[5]	—[6]	11
Class R4
08-31-2021	11.35	0.18[5]	2.44	2.62	(0.18)	(0.36)	(0.54)	13.43	23.75	0.52	0.17	1.42[5]	—[6]	23
08-31-2020	10.88	0.25[5]	1.33	1.58	(0.28)	(0.83)	(1.11)	11.35	15.08	0.54	0.17	2.33[5]	—[6]	31
08-31-2019	12.20	0.25[5]	(0.33)	(0.08)	(0.25)	(0.99)	(1.24)	10.88	0.72	0.53	0.16	2.31[5]	—[6]	13
08-31-2018	11.85	0.21[5]	0.98	1.19	(0.24)	(0.60)	(0.84)	12.20	10.32	0.55	0.16	1.73[5]	—[6]	10
08-31-2017	10.74	0.23[5]	1.25	1.48	(0.21)	(0.16)	(0.37)	11.85	14.21	0.55	0.17	2.03[5]	—[6]	11
Class R6
08-31-2021	11.36	0.17[5]	2.47	2.64	(0.20)	(0.36)	(0.56)	13.44	23.90	0.26	0.01	1.40[5]	5	23
08-31-2020	10.89	0.22[5]	1.38	1.60	(0.30)	(0.83)	(1.13)	11.36	15.25	0.29	—	2.08[5]	3	31
08-31-2019	12.21	0.19[5]	(0.25)	(0.06)	(0.27)	(0.99)	(1.26)	10.89	0.92	0.28	—	1.79[5]	1	13
08-31-2018	11.86	0.19[5]	1.02	1.21	(0.26)	(0.60)	(0.86)	12.21	10.48	0.30	—	1.61[5]	—[6]	10
08-31-2017	10.75	0.24[5]	1.26	1.50	(0.23)	(0.16)	(0.39)	11.86	14.38	0.30	—	2.11[5]	—[6]	11
Class 1
08-31-2021	11.35	0.19[5]	2.44	2.63	(0.19)	(0.36)	(0.55)	13.43	23.87	0.30	0.05	1.55[5]	373	23
08-31-2020	10.88	0.25[5]	1.34	1.59	(0.29)	(0.83)	(1.12)	11.35	15.20	0.32	0.05	2.32[5]	313	31
08-31-2019	12.21	0.25[5]	(0.33)	(0.08)	(0.26)	(0.99)	(1.25)	10.88	0.78	0.32	0.05	2.29[5]	266	13
08-31-2018	11.85	0.26[5]	0.96	1.22	(0.26)	(0.60)	(0.86)	12.21	10.52	0.33	0.05	2.13[5]	251	10
08-31-2017	10.74	0.23[5]	1.26	1.49	(0.22)	(0.16)	(0.38)	11.85	14.34	0.34	0.05	2.07[5]	210	11

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.01%, 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
36	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2050 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	12.64	0.16[5]	2.73	2.89	(0.17)	(0.28)	(0.45)	15.08	23.30	0.74	0.51	1.14[5]	1	20
08-31-2020	12.16	0.21[5]	1.51	1.72	(0.26)	(0.98)	(1.24)	12.64	14.79	0.75	0.51	1.77[5]	1	36
08-31-2019	13.80	0.21[5]	(0.35)	(0.14)	(0.24)	(1.26)	(1.50)	12.16	0.38	0.75	0.51	1.73[5]	1	16
08-31-2018	13.56	0.17[5]	1.14	1.31	(0.26)	(0.81)	(1.07)	13.80	9.91	0.74	0.50	1.29[5]	1	13
08-31-2017	12.46	0.18[5]	1.49	1.67	(0.23)	(0.34)	(0.57)	13.56	13.96	0.62	0.39	1.44[5]	1	12
Class R4
08-31-2021	12.68	0.18[5]	2.75	2.93	(0.19)	(0.28)	(0.47)	15.14	23.61	0.59	0.26	1.32[5]	2	20
08-31-2020	12.19	0.28[5]	1.48	1.76	(0.29)	(0.98)	(1.27)	12.68	15.03	0.60	0.26	2.38[5]	1	36
08-31-2019	13.85	0.14[5]	(0.25)	(0.11)	(0.29)	(1.26)	(1.55)	12.19	0.73	0.56	0.22	1.19[5]	—[6]	16
08-31-2018	13.59	0.23[5]	1.13	1.36	(0.29)	(0.81)	(1.10)	13.85	10.29	0.50	0.16	1.68[5]	—[6]	13
08-31-2017	12.49	0.25[5]	1.45	1.70	(0.26)	(0.34)	(0.60)	13.59	14.14	0.59	0.25	1.98[5]	—[6]	12
Class R6
08-31-2021	12.63	0.21[5]	2.75	2.96	(0.22)	(0.28)	(0.50)	15.09	23.98	0.24	0.01	1.49[5]	20	20
08-31-2020	12.15	0.33[5]	1.46	1.79	(0.33)	(0.98)	(1.31)	12.63	15.28	0.26	—	2.83[5]	14	36
08-31-2019	13.81	0.25[5]	(0.34)	(0.09)	(0.31)	(1.26)	(1.57)	12.15	0.93	0.25	—	2.03[5]	65	16
08-31-2018	13.55	0.26[5]	1.12	1.38	(0.31)	(0.81)	(1.12)	13.81	10.49	0.25	—	1.93[5]	30	13
08-31-2017	12.45	0.19[5]	1.53	1.72	(0.28)	(0.34)	(0.62)	13.55	14.38	0.25	—	1.45[5]	11	12
Class 1
08-31-2021	12.63	0.21[5]	2.74	2.95	(0.21)	(0.28)	(0.49)	15.09	23.92	0.28	0.05	1.55[5]	662	20
08-31-2020	12.15	0.28[5]	1.50	1.78	(0.32)	(0.98)	(1.30)	12.63	15.22	0.29	0.05	2.34[5]	581	36
08-31-2019	13.81	0.29[5]	(0.39)	(0.10)	(0.30)	(1.26)	(1.56)	12.15	0.87	0.29	0.05	2.34[5]	538	16
08-31-2018	13.55	0.30[5]	1.07	1.37	(0.30)	(0.81)	(1.11)	13.81	10.44	0.29	0.05	2.17[5]	578	13
08-31-2017	12.45	0.27[5]	1.44	1.71	(0.27)	(0.34)	(0.61)	13.55	14.33	0.28	0.05	2.14[5]	573	12

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, less than $0.005 per share, $0.01, $0.01 and less than $0.005 per share and 0.01%, 0.03%, 0.05%, 0.04% and 0.03% for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	37

Financial highlights continued
Multi-Index 2045 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	14.20	0.18[5]	2.99	3.17	(0.20)	(0.34)	(0.54)	16.83	22.81	0.74	0.51	1.14[5]	1	21
08-31-2020	13.69	0.24[5]	1.67	1.91	(0.30)	(1.10)	(1.40)	14.20	14.41	0.75	0.51	1.80[5]	1	35
08-31-2019	15.52	0.26[5]	(0.42)	(0.16)	(0.27)	(1.40)	(1.67)	13.69	0.53	0.75	0.51	1.87[5]	—[6]	16
08-31-2018	15.20	0.24[5]	1.22	1.46	(0.27)	(0.87)	(1.14)	15.52	9.80	0.75	0.51	1.60[5]	1	12
08-31-2017	13.97	0.16[5]	1.69	1.85	(0.24)	(0.38)	(0.62)	15.20	13.88	0.74	0.50	1.14[5]	1	12
Class R4
08-31-2021	14.28	0.23[5]	3.00	3.23	(0.24)	(0.34)	(0.58)	16.93	23.17	0.52	0.18	1.48[5]	—[6]	21
08-31-2020	13.76	0.31[5]	1.66	1.97	(0.35)	(1.10)	(1.45)	14.28	14.90	0.52	0.18	2.35[5]	—[6]	35
08-31-2019	15.59	0.33[5]	(0.43)	(0.10)	(0.33)	(1.40)	(1.73)	13.76	0.87	0.50	0.16	2.36[5]	—[6]	16
08-31-2018	15.27	0.27[5]	1.24	1.51	(0.32)	(0.87)	(1.19)	15.59	10.21	0.50	0.16	1.71[5]	—[6]	12
08-31-2017	14.03	0.30[5]	1.61	1.91	(0.29)	(0.38)	(0.67)	15.27	14.19	0.49	0.16	2.07[5]	—[6]	12
Class R6
08-31-2021	14.21	0.24[5]	3.00	3.24	(0.26)	(0.34)	(0.60)	16.85	23.39	0.25	0.01	1.56[5]	14	21
08-31-2020	13.69	0.38[5]	1.61	1.99	(0.37)	(1.10)	(1.47)	14.21	15.15	0.26	—	2.89[5]	10	35
08-31-2019	15.53	0.30[5]	(0.39)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	1.01	0.25	—	2.19[5]	59	16
08-31-2018	15.22	0.29[5]	1.24	1.53	(0.35)	(0.87)	(1.22)	15.53	10.35	0.25	—	1.91[5]	32	12
08-31-2017	13.99	0.20[5]	1.72	1.92	(0.31)	(0.38)	(0.69)	15.22	14.35	0.24	—	1.36[5]	10	12
Class 1
08-31-2021	14.20	0.25[5]	3.00	3.25	(0.26)	(0.34)	(0.60)	16.85	23.43	0.29	0.05	1.63[5]	810	21
08-31-2020	13.69	0.32[5]	1.66	1.98	(0.37)	(1.10)	(1.47)	14.20	15.02	0.29	0.05	2.39[5]	729	35
08-31-2019	15.53	0.33[5]	(0.42)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	0.95	0.29	0.05	2.38[5]	701	16
08-31-2018	15.21	0.34[5]	1.19	1.53	(0.34)	(0.87)	(1.21)	15.53	10.37	0.29	0.05	2.20[5]	760	12
08-31-2017	13.98	0.31[5]	1.60	1.91	(0.30)	(0.38)	(0.68)	15.21	14.30	0.28	0.05	2.15[5]	741	12

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.01 and less than $0.005 per share and 0.02%, 0.04%, 0.06%, 0.05% and 0.03% for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
38	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2040 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	14.07	0.18[5]	2.73	2.91	(0.21)	(0.37)	(0.58)	16.40	21.16	0.75	0.50	1.16[5]	1	24
08-31-2020	13.57	0.25[5]	1.60	1.85	(0.30)	(1.05)	(1.35)	14.07	14.23	0.76	0.50	1.90[5]	—[6]	36
08-31-2019	15.33	0.27[5]	(0.35)	(0.08)	(0.28)	(1.40)	(1.68)	13.57	0.87	0.76	0.51	1.95[5]	—[6]	18
08-31-2018	15.10	0.18[5]	1.20	1.38	(0.29)	(0.86)	(1.15)	15.33	9.40	0.73	0.48	1.19[5]	1	16
08-31-2017	13.92	0.21[5]	1.60	1.81	(0.26)	(0.37)	(0.63)	15.10	13.51	0.61	0.38	1.46[5]	—[6]	13
Class R4
08-31-2021	14.15	0.23[5]	2.74	2.97	(0.24)	(0.37)	(0.61)	16.51	21.52	0.59	0.24	1.52[5]	—[6]	24
08-31-2020	13.64	0.30[5]	1.60	1.90	(0.34)	(1.05)	(1.39)	14.15	14.46	0.59	0.24	2.30[5]	—[6]	36
08-31-2019	15.41	0.27[5]	(0.31)	(0.04)	(0.33)	(1.40)	(1.73)	13.64	1.27	0.54	0.19	1.95[5]	—[6]	18
08-31-2018	15.16	0.27[5]	1.17	1.44	(0.33)	(0.86)	(1.19)	15.41	9.76	0.51	0.17	1.76[5]	—[6]	16
08-31-2017	13.97	0.28[5]	1.57	1.85	(0.29)	(0.37)	(0.66)	15.16	13.72	0.50	0.17	1.97[5]	—[6]	13
Class R6
08-31-2021	14.05	0.25[5]	2.73	2.98	(0.27)	(0.37)	(0.64)	16.39	21.77	0.26	0.01	1.66[5]	25	24
08-31-2020	13.55	0.38[5]	1.54	1.92	(0.37)	(1.05)	(1.42)	14.05	14.76	0.27	—	2.87[5]	19	36
08-31-2019	15.33	0.29[5]	(0.31)	(0.02)	(0.36)	(1.40)	(1.76)	13.55	1.42	0.26	—	2.16[5]	72	18
08-31-2018	15.09	0.30[5]	1.15	1.45	(0.35)	(0.86)	(1.21)	15.33	9.90	0.26	—	2.01[5]	37	16
08-31-2017	13.91	0.20[5]	1.66	1.86	(0.31)	(0.37)	(0.68)	15.09	13.90	0.25	—	1.40[5]	14	13
Class 1
08-31-2021	14.07	0.25[5]	2.73	2.98	(0.26)	(0.37)	(0.63)	16.42	21.76	0.30	0.05	1.69[5]	969	24
08-31-2020	13.57	0.32[5]	1.59	1.91	(0.36)	(1.05)	(1.41)	14.07	14.66	0.31	0.05	2.43[5]	881	36
08-31-2019	15.34	0.33[5]	(0.35)	(0.02)	(0.35)	(1.40)	(1.75)	13.57	1.44	0.30	0.05	2.40[5]	862	18
08-31-2018	15.10	0.33[5]	1.11	1.44	(0.34)	(0.86)	(1.20)	15.34	9.84	0.29	0.05	2.20[5]	946	16
08-31-2017	13.92	0.30[5]	1.55	1.85	(0.30)	(0.37)	(0.67)	15.10	13.83	0.28	0.05	2.14[5]	969	13

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01, $0.01 and less than $0.005 per share and 0.01%, 0.03%, 0.05%, 0.05% and 0.03% for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	39

Financial highlights continued
Multi-Index 2035 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	13.95	0.21	2.31	2.52	(0.22)	(0.38)	(0.60)	15.87	18.51	0.79	0.53	1.40	1	26
08-31-2020	13.41	0.25	1.51	1.76	(0.30)	(0.92)	(1.22)	13.95	13.60	0.79	0.52	1.93	1	38
08-31-2019	14.92	0.26[5]	(0.21)	0.05	(0.27)	(1.29)	(1.56)	13.41	1.71	0.79	0.51	1.93[5]	1	19
08-31-2018	14.81	0.20[5]	0.99	1.19	(0.27)	(0.81)	(1.08)	14.92	8.21	0.79	0.52	1.36[5]	2	17
08-31-2017	13.77	0.21[5]	1.41	1.62	(0.24)	(0.34)	(0.58)	14.81	12.22	0.73	0.48	1.47[5]	1	15
Class R4
08-31-2021	14.03	0.24	2.34	2.58	(0.26)	(0.38)	(0.64)	15.97	18.86	0.59	0.23	1.61	—[6]	26
08-31-2020	13.49	0.30	1.50	1.80	(0.34)	(0.92)	(1.26)	14.03	13.90	0.58	0.20	2.31	—[6]	38
08-31-2019	15.00	0.32[5]	(0.22)	0.10	(0.32)	(1.29)	(1.61)	13.49	2.09	0.54	0.17	2.34[5]	—[6]	19
08-31-2018	14.88	0.27[5]	0.98	1.25	(0.32)	(0.81)	(1.13)	15.00	8.61	0.53	0.16	1.79[5]	—[6]	17
08-31-2017	13.83	0.29[5]	1.38	1.67	(0.28)	(0.34)	(0.62)	14.88	12.61	0.52	0.16	2.05[5]	—[6]	15
Class R6
08-31-2021	13.96	0.25	2.35	2.60	(0.28)	(0.38)	(0.66)	15.90	19.15	0.29	0.03	1.70	23	26
08-31-2020	13.43	0.38	1.44	1.82	(0.37)	(0.92)	(1.29)	13.96	14.08	0.30	—	2.91	17	38
08-31-2019	14.95	0.31[5]	(0.19)	0.12	(0.35)	(1.29)	(1.64)	13.43	2.25	0.29	—	2.30[5]	81	19
08-31-2018	14.83	0.30[5]	0.97	1.27	(0.34)	(0.81)	(1.15)	14.95	8.81	0.28	—	2.03[5]	44	17
08-31-2017	13.78	0.19[5]	1.50	1.69	(0.30)	(0.34)	(0.64)	14.83	12.84	0.27	—	1.34[5]	15	15
Class 1
08-31-2021	13.95	0.26	2.32	2.58	(0.27)	(0.38)	(0.65)	15.88	19.04	0.33	0.07	1.75	1,184	26
08-31-2020	13.41	0.32	1.50	1.82	(0.36)	(0.92)	(1.28)	13.95	14.12	0.33	0.05	2.46	1,108	38
08-31-2019	14.93	0.33[5]	(0.22)	0.11	(0.34)	(1.29)	(1.63)	13.41	2.19	0.33	0.05	2.46[5]	1,105	19
08-31-2018	14.82	0.33[5]	0.92	1.25	(0.33)	(0.81)	(1.14)	14.93	8.70	0.32	0.05	2.23[5]	1,202	17
08-31-2017	13.77	0.30[5]	1.39	1.69	(0.30)	(0.34)	(0.64)	14.82	12.80	0.30	0.05	2.14[5]	1,244	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005 and less than $0.005 per share and 0.02%, 0.02% and 0.03% for the periods ended 8-31-19, 8-31-18 and 8-31-17, respectively.
[6] Less than $500,000.
40	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2030 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	13.68	0.20	1.63	1.83	(0.23)	(0.52)	(0.75)	14.76	13.81	0.87	0.61	1.40	1	30
08-31-2020	13.16	0.25	1.29	1.54	(0.30)	(0.72)	(1.02)	13.68	12.13	0.83	0.56	1.92	1	47
08-31-2019	14.24	0.26	0.02	0.28	(0.27)	(1.09)	(1.36)	13.16	3.21	0.85	0.56	2.00	1	22
08-31-2018	14.32	0.22	0.66	0.88	(0.25)	(0.71)	(0.96)	14.24	6.24	0.84	0.55	1.53	1	18
08-31-2017	13.46	0.18	1.18	1.36	(0.23)	(0.27)	(0.50)	14.32	10.42	0.79	0.53	1.33	1	15
Class R4
08-31-2021	13.77	0.23	1.65	1.88	(0.26)	(0.52)	(0.78)	14.87	14.10	0.71	0.35	1.64	1	30
08-31-2020	13.25	0.30	1.27	1.57	(0.33)	(0.72)	(1.05)	13.77	12.31	0.71	0.33	2.30	2	47
08-31-2019	14.32	0.19	0.15	0.34	(0.32)	(1.09)	(1.41)	13.25	3.57	0.67	0.28	1.48	1	22
08-31-2018	14.39	0.28	0.66	0.94	(0.30)	(0.71)	(1.01)	14.32	6.72	0.58	0.19	1.91	—[5]	18
08-31-2017	13.53	0.28	1.12	1.40	(0.27)	(0.27)	(0.54)	14.39	10.73	0.56	0.20	2.03	—[5]	15
Class R6
08-31-2021	13.69	0.26	1.64	1.90	(0.29)	(0.52)	(0.81)	14.78	14.37	0.36	0.10	1.86	33	30
08-31-2020	13.17	0.36	1.24	1.60	(0.36)	(0.72)	(1.08)	13.69	12.67	0.36	0.07	2.80	27	47
08-31-2019	14.25	0.30	0.05	0.35	(0.34)	(1.09)	(1.43)	13.17	3.73	0.35	0.04	2.33	88	22
08-31-2018	14.33	0.29	0.67	0.96	(0.33)	(0.71)	(1.04)	14.25	6.84	0.33	0.03	2.10	43	18
08-31-2017	13.47	0.21	1.21	1.42	(0.29)	(0.27)	(0.56)	14.33	10.96	0.31	0.04	1.56	16	15
Class 1
08-31-2021	13.69	0.26	1.65	1.91	(0.29)	(0.52)	(0.81)	14.79	14.39	0.40	0.14	1.87	1,249	30
08-31-2020	13.17	0.32	1.28	1.60	(0.36)	(0.72)	(1.08)	13.69	12.62	0.40	0.12	2.48	1,246	47
08-31-2019	14.25	0.33	0.02	0.35	(0.34)	(1.09)	(1.43)	13.17	3.67	0.38	0.09	2.54	1,275	22
08-31-2018	14.33	0.32	0.63	0.95	(0.32)	(0.71)	(1.03)	14.25	6.79	0.37	0.08	2.28	1,377	18
08-31-2017	13.48	0.29	1.11	1.40	(0.28)	(0.27)	(0.55)	14.33	10.83	0.35	0.09	2.14	1,468	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	41

Financial highlights continued
Multi-Index 2025 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	12.94	0.22	0.90	1.12	(0.23)	(0.55)	(0.78)	13.28	8.94	0.94	0.65	1.68	—[5]	29
08-31-2020	12.65	0.24	0.89	1.13	(0.31)	(0.53)	(0.84)	12.94	9.34	0.93	0.65	1.96	2	44
08-31-2019	13.16	0.26	0.30	0.56	(0.26)	(0.81)	(1.07)	12.65	5.04	0.92	0.63	2.12	1	17
08-31-2018	13.51	0.17	0.33	0.50	(0.26)	(0.59)	(0.85)	13.16	3.74	0.88	0.59	1.36	1	14
08-31-2017	12.99	0.23	0.71	0.94	(0.24)	(0.18)	(0.42)	13.51	7.47	0.70	0.44	1.75	—[5]	14
Class R4
08-31-2021	12.99	0.26	0.90	1.16	(0.27)	(0.55)	(0.82)	13.33	9.22	0.74	0.35	2.01	—[5]	29
08-31-2020	12.69	0.28	0.90	1.18	(0.35)	(0.53)	(0.88)	12.99	9.66	0.73	0.34	2.22	—[5]	44
08-31-2019	13.20	0.31	0.29	0.60	(0.30)	(0.81)	(1.11)	12.69	5.47	0.70	0.30	2.49	—[5]	17
08-31-2018	13.54	0.28	0.26	0.54	(0.29)	(0.59)	(0.88)	13.20	4.05	0.66	0.27	2.06	—[5]	14
08-31-2017	13.02	0.26	0.70	0.96	(0.26)	(0.18)	(0.44)	13.54	7.64	0.63	0.27	2.03	—[5]	14
Class R6
08-31-2021	12.93	0.28	0.91	1.19	(0.29)	(0.55)	(0.84)	13.28	9.54	0.44	0.15	2.17	15	29
08-31-2020	12.64	0.36	0.83	1.19	(0.37)	(0.53)	(0.90)	12.93	9.81	0.43	0.14	2.94	10	44
08-31-2019	13.16	0.31	0.30	0.61	(0.32)	(0.81)	(1.13)	12.64	5.62	0.42	0.12	2.52	70	17
08-31-2018	13.50	0.29	0.27	0.56	(0.31)	(0.59)	(0.90)	13.16	4.24	0.40	0.10	2.21	35	14
08-31-2017	12.98	0.21	0.77	0.98	(0.28)	(0.18)	(0.46)	13.50	7.84	0.38	0.11	1.67	13	14
Class 1
08-31-2021	12.93	0.28	0.90	1.18	(0.28)	(0.55)	(0.83)	13.28	9.49	0.48	0.19	2.17	1,030	29
08-31-2020	12.64	0.31	0.87	1.18	(0.36)	(0.53)	(0.89)	12.93	9.75	0.47	0.19	2.49	1,121	44
08-31-2019	13.16	0.33	0.28	0.61	(0.32)	(0.81)	(1.13)	12.64	5.57	0.46	0.17	2.64	1,187	17
08-31-2018	13.50	0.31	0.24	0.55	(0.30)	(0.59)	(0.89)	13.16	4.19	0.44	0.15	2.32	1,313	14
08-31-2017	12.98	0.28	0.69	0.97	(0.27)	(0.18)	(0.45)	13.50	7.79	0.42	0.16	2.15	1,477	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Less than $500,000.
42	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index Income Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R2
08-31-2021	11.70	0.23	0.37	0.60	(0.10)	(0.15)	(0.25)	12.05	5.23	1.02	0.70	1.93	2	70[5]
08-31-2020	11.46	0.22	0.41	0.63	(0.27)	(0.12)	(0.39)	11.70	5.63	1.09	0.74	1.92	1	63
08-31-2019	11.11	0.23	0.47	0.70	(0.23)	(0.12)	(0.35)	11.46	6.55	1.06	0.73	2.07	1	11
08-31-2018	11.44	0.18	(0.12)	0.06	(0.21)	(0.18)	(0.39)	11.11	0.54	1.01	0.68	1.67	1	7
08-31-2017	11.39	0.18	0.08	0.26	(0.17)	(0.04)	(0.21)	11.44	2.34	0.89	0.59	1.61	—[6]	5
Class R4
08-31-2021	11.70	0.26	0.37	0.63	(0.13)	(0.15)	(0.28)	12.05	5.49	0.87	0.45	2.21	1	70[5]
08-31-2020	11.46	0.24	0.42	0.66	(0.30)	(0.12)	(0.42)	11.70	5.91	0.93	0.48	2.17	1	63
08-31-2019	11.12	0.24	0.49	0.73	(0.27)	(0.12)	(0.39)	11.46	6.83	0.85	0.43	2.20	—[6]	11
08-31-2018	11.44	0.23	(0.13)	0.10	(0.24)	(0.18)	(0.42)	11.12	0.87	0.80	0.37	2.05	—[6]	7
08-31-2017	11.39	0.21	0.07	0.28	(0.19)	(0.04)	(0.23)	11.44	2.55	0.78	0.38	1.83	—[6]	5
Class R6
08-31-2021	11.69	0.29	0.37	0.66	(0.16)	(0.15)	(0.31)	12.04	5.74	0.52	0.20	2.45	18	70[5]
08-31-2020	11.45	0.29	0.39	0.68	(0.32)	(0.12)	(0.44)	11.69	6.17	0.59	0.23	2.54	9	63
08-31-2019	11.11	0.28	0.47	0.75	(0.29)	(0.12)	(0.41)	11.45	7.03	0.56	0.22	2.51	20	11
08-31-2018	11.42	0.24	(0.11)	0.13	(0.26)	(0.18)	(0.44)	11.11	1.13	0.55	0.21	2.17	10	7
08-31-2017	11.37	0.21	0.09	0.30	(0.21)	(0.04)	(0.25)	11.42	2.73	0.53	0.21	1.86	6	5
Class 1
08-31-2021	11.70	0.28	0.38	0.66	(0.16)	(0.15)	(0.31)	12.05	5.69	0.56	0.25	2.38	648	70[5]
08-31-2020	11.46	0.27	0.41	0.68	(0.32)	(0.12)	(0.44)	11.70	6.11	0.63	0.28	2.40	291	63
08-31-2019	11.11	0.29	0.46	0.75	(0.28)	(0.12)	(0.40)	11.46	7.06	0.60	0.27	2.59	339	11
08-31-2018	11.43	0.24	(0.13)	0.11	(0.25)	(0.18)	(0.43)	11.11	0.99	0.59	0.26	2.19	394	7
08-31-2017	11.38	0.22	0.08	0.30	(0.21)	(0.04)	(0.25)	11.43	2.68	0.56	0.26	1.96	499	5

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Excludes merger activity.
[6] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	43

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, ten of which are presented in this report (collectively, Multi-Index Preservation Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio, with the exception of Multi-Index Income Preservation Portfolio, is to seek high total return until the portfolio’s target retirement date, with a greater focus on income as the target date approaches. The investment objective of Multi-Index Income Preservation Portfolio is to seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Multi-Index 2065 Preservation Portfolio commenced operations on September 23, 2020.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
44	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2065 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$6,675,039	$6,675,039	—	—
Unaffiliated investment companies	2,083,889	2,083,889	—	—
U.S. Government and Agency obligations	718,966	—	$718,966	—
Short-term investments	115,352	115,352	—	—
Total investments in securities	$9,593,246	$8,874,280	$718,966	—

Multi-Index 2060 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$143,131,912	$143,131,912	—	—
Unaffiliated investment companies	44,991,103	44,991,103	—	—
U.S. Government and Agency obligations	15,759,076	—	$15,759,076	—
Short-term investments	509,357	509,357	—	—
Total investments in securities	$204,391,448	$188,632,372	$15,759,076	—

Multi-Index 2055 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$265,329,191	$265,329,191	—	—
Unaffiliated investment companies	83,326,536	83,326,536	—	—
U.S. Government and Agency obligations	29,318,588	—	$29,318,588	—
Short-term investments	1,045,761	1,045,761	—	—
Total investments in securities	$379,020,076	$349,701,488	$29,318,588	—

Multi-Index 2050 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$478,615,489	$478,615,489	—	—
Unaffiliated investment companies	153,025,584	153,025,584	—	—
U.S. Government and Agency obligations	53,099,436	—	$53,099,436	—
Short-term investments	3,477,517	3,477,517	—	—
Total investments in securities	$688,218,026	$635,118,590	$53,099,436	—

Multi-Index 2045 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$553,670,171	$553,670,171	—	—
Unaffiliated investment companies	205,839,435	205,839,435	—	—
U.S. Government and Agency obligations	64,118,301	—	$64,118,301	—
Short-term investments	1,901,551	1,901,551	—	—
Total investments in securities	$825,529,458	$761,411,157	$64,118,301	—

Multi-Index 2040 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$635,292,981	$635,292,981	—	—
Unaffiliated investment companies	277,996,526	277,996,526	—	—
U.S. Government and Agency obligations	79,229,516	—	$79,229,516	—
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	45

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2040 Preservation Portfolio (continued)
Short-term investments	$15,006,133	$15,006,133	—	—
Total investments in securities	$1,007,525,156	$928,295,640	$79,229,516	—

Multi-Index 2035 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$665,291,518	$665,291,518	—	—
Unaffiliated investment companies	440,501,935	440,501,935	—	—
U.S. Government and Agency obligations	98,595,466	—	$98,595,466	—
Short-term investments	4,549,207	4,549,207	—	—
Total investments in securities	$1,208,938,126	$1,110,342,660	$98,595,466	—

Multi-Index 2030 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$503,784,688	$503,784,688	—	—
Unaffiliated investment companies	657,803,277	657,803,277	—	—
U.S. Government and Agency obligations	119,812,192	—	$119,812,192	—
Short-term investments	35,065,271	35,065,271	—	—
Total investments in securities	$1,316,465,428	$1,196,653,236	$119,812,192	—

Multi-Index 2025 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$229,575,337	$229,575,337	—	—
Unaffiliated investment companies	686,438,589	686,438,589	—	—
U.S. Government and Agency obligations	126,125,522	—	$126,125,522	—
Short-term investments	8,465,111	8,465,111	—	—
Total investments in securities	$1,050,604,559	$924,479,037	$126,125,522	—

Multi-Index Income Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$43,251,927	$43,251,927	—	—
Unaffiliated investment companies	533,665,962	533,665,962	—	—
U.S. Government and Agency obligations	90,758,119	—	$90,758,119	—
Short-term investments	45,348,918	45,348,918	—	—
Total investments in securities	$713,024,926	$622,266,807	$90,758,119	—
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related
46	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2021:
Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2055 Preservation Portfolio	$159,960	$166,744
Multi-Index 2050 Preservation Portfolio	1,689,108	1,723,148
Multi-Index 2040 Preservation Portfolio	11,548,362	11,813,975
Multi-Index 2030 Preservation Portfolio	29,685,609	30,311,642
Multi-Index 2025 Preservation Portfolio	8,739,705	4,230,450
Multi-Index Income Preservation Portfolio	44,102,680	45,193,209
In addition, non-cash collateral of approximately $4,696,678 in the form of U.S. Treasuries was pledged to Multi-Index 2025 Preservation Portfolio. This non-cash collateral is not reflected in the portfolio’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a portfolio could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2021, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2021 were as follows:
Portfolio	Commitment fee
Multi-Index 2065 Preservation Portfolio	$1,748
Multi-Index 2060 Preservation Portfolio	6,358
Multi-Index 2055 Preservation Portfolio	7,163
Multi-Index 2050 Preservation Portfolio	8,399
Multi-Index 2045 Preservation Portfolio	9,072
Multi-Index 2040 Preservation Portfolio	9,801
Multi-Index 2035 Preservation Portfolio	10,800
Multi-Index 2030 Preservation Portfolio	11,340
Multi-Index 2025 Preservation Portfolio	10,609
Multi-Index Income Preservation Portfolio	7,889
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	47

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2021, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2065 Preservation Portfolio	$8,978,165	$615,081	—	$615,081
Multi-Index 2060 Preservation Portfolio	170,329,077	34,078,199	$(15,828)	34,062,371
Multi-Index 2055 Preservation Portfolio	313,991,403	65,094,009	(65,336)	65,028,673
Multi-Index 2050 Preservation Portfolio	536,967,987	151,483,329	(233,290)	151,250,039
Multi-Index 2045 Preservation Portfolio	625,375,344	200,469,725	(315,611)	200,154,114
Multi-Index 2040 Preservation Portfolio	773,462,729	234,716,046	(653,619)	234,062,427
Multi-Index 2035 Preservation Portfolio	943,300,905	266,853,885	(1,216,664)	265,637,221
Multi-Index 2030 Preservation Portfolio	1,086,366,569	231,612,545	(1,513,686)	230,098,859
Multi-Index 2025 Preservation Portfolio	926,471,373	125,668,019	(1,534,833)	124,133,186
Multi-Index Income Preservation Portfolio	663,673,560	50,337,074	(985,708)	49,351,366
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2065 Preservation Portfolio	$12,260	—	$12,260
Multi-Index 2060 Preservation Portfolio	3,297,297	$2,311,910	5,609,207
Multi-Index 2055 Preservation Portfolio	7,434,789	8,087,999	15,522,788
Multi-Index 2050 Preservation Portfolio	14,276,332	8,758,480	23,034,812
Multi-Index 2045 Preservation Portfolio	19,180,430	11,609,377	30,789,807
Multi-Index 2040 Preservation Portfolio	24,284,925	15,440,723	39,725,648
Multi-Index 2035 Preservation Portfolio	31,569,294	20,141,714	51,711,008
Multi-Index 2030 Preservation Portfolio	34,048,112	38,453,610	72,501,722
Multi-Index 2025 Preservation Portfolio	29,139,176	41,292,288	70,431,464
Multi-Index Income Preservation Portfolio	10,841,000	9,152,121	19,993,121
The tax character of distributions for the year ended August 31, 2020 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2060 Preservation Portfolio	$2,618,235	$5,578,217	$8,196,452
Multi-Index 2055 Preservation Portfolio	7,166,106	20,634,979	27,801,085
Multi-Index 2050 Preservation Portfolio	16,058,366	48,277,892	64,336,258
Multi-Index 2045 Preservation Portfolio	19,864,206	59,630,024	79,494,230
Multi-Index 2040 Preservation Portfolio	24,420,614	70,170,667	94,591,281
Multi-Index 2035 Preservation Portfolio	30,953,438	78,960,944	109,914,382
Multi-Index 2030 Preservation Portfolio	36,223,323	71,003,256	107,226,579
Multi-Index 2025 Preservation Portfolio	35,908,583	48,693,640	84,602,223
Multi-Index Income Preservation Portfolio	9,434,085	3,260,373	12,694,458
48	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multi-Index 2065 Preservation Portfolio	$30,742	$27,525
Multi-Index 2060 Preservation Portfolio	572,659	7,452,150
Multi-Index 2055 Preservation Portfolio	975,881	16,628,557
Multi-Index 2050 Preservation Portfolio	2,039,652	33,563,180
Multi-Index 2045 Preservation Portfolio	4,469,256	38,070,154
Multi-Index 2040 Preservation Portfolio	5,675,220	47,462,391
Multi-Index 2035 Preservation Portfolio	9,603,636	64,036,085
Multi-Index 2030 Preservation Portfolio	10,905,710	74,552,467
Multi-Index 2025 Preservation Portfolio	13,902,586	59,644,975
Multi-Index Income Preservation Portfolio	12,969,088	16,595,378
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and merger related adjustments.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This expense limitation agreement expires on December 31, 2021, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2065 Preservation Portfolio	0.37%
Multi-Index 2060 Preservation Portfolio	0.37%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2055 Preservation Portfolio	0.38%
Multi-Index 2050 Preservation Portfolio	0.38%

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	49

Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2045 Preservation Portfolio	0.37%
Multi-Index 2040 Preservation Portfolio	0.36%
Multi-Index 2035 Preservation Portfolio	0.36%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2030 Preservation Portfolio	0.36%
Multi-Index 2025 Preservation Portfolio	0.35%
Multi-Index Income Preservation Portfolio	0.33%
Prior to January 1, 2021, for Multi-Index 2065 Preservation Portfolio the limitation was 0.47%. Prior to October 16, 2020, for Multi-Index Income Preservation Portfolio the limitation was 0.34%.
Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
Prior to January 1, 2021, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of each portfolio, other than the Multi-Index 2065 Preservation Portfolio, to the extent they exceeded 0.00% of average net assets attributable to Class R6 shares. This expense limitation agreement expired on December 31, 2020.
Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average annual net assets and 0.50% of the portfolio’s average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2021, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class R1	Class R2	Class R4	Class R6	Class 1	Total
Multi-Index 2065 Preservation Portfolio	—	$10,566	$10,567	$10,569	$152,189	$183,891
Multi-Index 2060 Preservation Portfolio	$114	1,438	557	7,164	514,976	524,249
Multi-Index 2055 Preservation Portfolio	19	829	136	10,595	873,877	885,456
Multi-Index 2050 Preservation Portfolio	137	2,864	3,341	40,247	1,458,858	1,505,447
Multi-Index 2045 Preservation Portfolio	134	2,973	152	29,169	1,843,331	1,875,759
Multi-Index 2040 Preservation Portfolio	74	1,787	591	55,271	2,341,682	2,399,405
Multi-Index 2035 Preservation Portfolio	25	3,646	246	54,951	3,016,609	3,075,477
Multi-Index 2030 Preservation Portfolio	146	2,830	3,675	79,906	3,248,296	3,334,853
Multi-Index 2025 Preservation Portfolio	64	4,265	297	36,480	3,115,928	3,157,034
Multi-Index Income Preservation Portfolio	82	5,973	2,014	50,873	2,095,088	2,154,030
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multi-Index 2065 Preservation Portfolio	0.00%
Multi-Index 2060 Preservation Portfolio	0.00%
Multi-Index 2055 Preservation Portfolio	0.00%
Multi-Index 2050 Preservation Portfolio	0.00%
Multi-Index 2045 Preservation Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multi-Index 2040 Preservation Portfolio	0.00%
Multi-Index 2035 Preservation Portfolio	0.00%
Multi-Index 2030 Preservation Portfolio	0.06%
Multi-Index 2025 Preservation Portfolio	0.10%
Multi-Index Income Preservation Portfolio	0.16%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.
50	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—
Class R1 was redesignated during the year. Refer to Note 5 for further details.
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2021, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2021:
Portfolio	Class R4
Multi-Index 2065 Preservation Portfolio	$55
Multi-Index 2060 Preservation Portfolio	184
Multi-Index 2055 Preservation Portfolio	53
Multi-Index 2050 Preservation Portfolio	1,428
Multi-Index 2045 Preservation Portfolio	64
Portfolio	Class R4
Multi-Index 2040 Preservation Portfolio	$234
Multi-Index 2035 Preservation Portfolio	94
Multi-Index 2030 Preservation Portfolio	1,408
Multi-Index 2025 Preservation Portfolio	104
Multi-Index Income Preservation Portfolio	635

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2065 Preservation Portfolio	Class R2	$138	$5
	Class R4	138	6
	Class R6	—	6
	Class 1	1,679	—
	Total	$1,955	$17
Multi-Index 2060 Preservation Portfolio	Class R1	$228	$3
	Class R2	2,340	48
	Class R4	534	18
	Class R6	—	234
	Class 1	85,141	—
	Total	$88,243	$303
Multi-Index 2055 Preservation Portfolio	Class R1	$36	$1
	Class R2	1,476	33
	Class R4	137	5
	Class R6	—	410
	Class 1	171,997	—
	Total	$173,646	$449
Multi-Index 2050 Preservation Portfolio	Class R1	$343	$5
	Class R2	6,118	125
	Class R4	4,997	143
	Class R6	—	1,698
	Class 1	311,184	—
	Total	$322,642	$1,971
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	51

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2045 Preservation Portfolio	Class R1	$393	$5
	Class R2	6,227	126
	Class R4	176	7
	Class R6	—	1,211
	Class 1	389,168	—
	Total	$395,964	$1,349
Multi-Index 2040 Preservation Portfolio	Class R1	$194	$3
	Class R2	3,493	71
	Class R4	777	23
	Class R6	—	2,157
	Class 1	463,720	—
	Total	$468,184	$2,254
Multi-Index 2035 Preservation Portfolio	Class R1	$62	$1
	Class R2	6,884	142
	Class R4	279	9
	Class R6	—	2,062
	Class 1	574,215	—
	Total	$581,440	$2,214
Multi-Index 2030 Preservation Portfolio	Class R1	$313	$6
	Class R2	5,501	109
	Class R4	4,928	142
	Class R6	—	3,031
	Class 1	623,991	—
	Total	$634,733	$3,288
Multi-Index 2025 Preservation Portfolio	Class R1	$161	$2
	Class R2	7,407	154
	Class R4	315	11
	Class R6	—	1,250
	Class 1	543,139	—
	Total	$551,022	$1,417
Multi-Index Income Preservation Portfolio	Class R1	$151	$2
	Class R2	9,422	190
	Class R4	2,201	64
	Class R6	—	1,600
	Class 1	332,775	—
	Total	$344,549	$1,856
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Multi-Index 2030 Preservation Portfolio	Borrower	$11,800,000	1	0.670%	$(220)
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2021 and 2020 were as follows:
Multi-Index 2065 Preservation Portfolio	Period ended 8-31-21[1]
	Shares	Amount
Class R2 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
52	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2065 Preservation Portfolio , Cont’d	Period ended 8-31-21[1]
	Shares	Amount
Class R4 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class R6 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class 1 shares
Sold	859,664	$10,335,205
Distributions reinvested	844	9,575
Repurchased	(139,631)	(1,681,424)
Net increase	720,877	$8,663,356
Total net increase	735,877	$8,813,356

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.

Multi-Index 2060 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	2,228	$27,663	12,281	$139,469
Distributions reinvested	—	—	316	3,769
Repurchased	(20,474)	(256,244)	(26)	(318)
Net increase (decrease)	(18,246)	$(228,581)	12,571	$142,920
Class R2 shares
Sold	46,985	$626,814	3,028	$35,304
Distributions reinvested	989	13,081	765	9,129
Repurchased	(25,313)	(355,754)	(1,488)	(14,034)
Net increase	22,661	$284,141	2,305	$30,399
Class R4 shares
Sold	3,617	$49,456	3,392	$39,738
Distributions reinvested	322	4,261	458	5,459
Repurchased	(1,938)	(26,058)	(479)	(5,589)
Net increase	2,001	$27,659	3,371	$39,608
Class R6 shares
Sold	129,618	$1,780,478	468,634	$5,434,177
Distributions reinvested	4,827	63,915	33,035	394,107
Repurchased	(42,637)	(596,812)	(659,507)	(7,275,873)
Net increase (decrease)	91,808	$1,247,581	(157,838)	$(1,447,589)
Class 1 shares
Sold	2,750,979	$37,629,359	3,412,056	$39,150,249
Distributions reinvested	417,697	5,526,137	651,565	7,773,171
Repurchased	(1,078,448)	(14,853,970)	(506,237)	(5,981,564)
Net increase	2,090,228	$28,301,526	3,557,384	$40,941,856
Total net increase	2,188,452	$29,632,326	3,417,793	$39,707,194

Multi-Index 2055 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	350	$3,883	344	$3,794
Repurchased	(4,652)	(52,620)	(75)	(834)
Net increase (decrease)	(4,302)	$(48,737)	269	$2,960
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	53

Multi-Index 2055 Preservation Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	24,919	$298,998	4,735	$50,685
Distributions reinvested	812	9,589	1,338	14,425
Repurchased	(30,944)	(392,482)	(687)	(7,000)
Net increase (decrease)	(5,213)	$(83,895)	5,386	$58,110
Class R4 shares
Sold	354	$4,360	237	$2,680
Distributions reinvested	12	146	23	246
Repurchased	—	—	(169)	(1,825)
Net increase	366	$4,506	91	$1,101
Class R6 shares
Sold	248,833	$3,047,771	185,213	$1,959,564
Distributions reinvested	11,568	136,623	16,142	173,850
Repurchased	(136,779)	(1,699,213)	(59,490)	(639,572)
Net increase	123,622	$1,485,181	141,865	$1,493,842
Class 1 shares
Sold	2,374,720	$29,163,594	2,839,367	$29,655,213
Distributions reinvested	1,299,820	15,350,871	2,562,621	27,599,428
Repurchased	(3,502,132)	(43,208,652)	(2,262,386)	(24,246,593)
Net increase	172,408	$1,305,813	3,139,602	$33,008,048
Total net increase	286,881	$2,662,868	3,287,213	$34,564,061

Multi-Index 2050 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	1,434	$17,762	14,842	$179,770
Distributions reinvested	—	—	2,774	33,400
Repurchased	(28,835)	(362,260)	(21,438)	(223,108)
Net decrease	(27,401)	$(344,498)	(3,822)	$(9,938)
Class R2 shares
Sold	49,541	$663,382	26,004	$309,340
Distributions reinvested	2,945	39,165	5,605	67,372
Repurchased	(60,788)	(865,641)	(17,056)	(206,509)
Net increase (decrease)	(8,302)	$(163,094)	14,553	$170,203
Class R4 shares
Sold	14,032	$192,459	78,379	$1,000,181
Distributions reinvested	3,589	47,847	10,067	121,210
Repurchased	(20,779)	(284,662)	(16,218)	(194,650)
Net increase (decrease)	(3,158)	$(44,356)	72,228	$926,741
Class R6 shares
Sold	501,377	$6,919,633	3,436,597	$40,425,348
Distributions reinvested	42,762	567,018	668,372	8,007,101
Repurchased	(313,960)	(4,338,761)	(8,326,845)	(92,522,211)
Net increase (decrease)	230,179	$3,147,890	(4,221,876)	$(44,089,762)
54	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2050 Preservation Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,180,976	$29,971,576	2,397,760	$27,867,756
Distributions reinvested	1,686,319	22,377,455	4,681,862	56,088,706
Repurchased	(5,993,289)	(82,454,809)	(5,356,800)	(64,056,609)
Net increase (decrease)	(2,125,994)	$(30,105,778)	1,722,822	$19,899,853
Total net decrease	(1,934,676)	$(27,509,836)	(2,416,095)	$(23,102,903)

Multi-Index 2045 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	2,268	$31,844	5,648	$75,769
Distributions reinvested	—	—	2,285	30,923
Repurchased	(27,652)	(391,946)	(10,138)	(117,651)
Net decrease	(25,384)	$(360,102)	(2,205)	$(10,959)
Class R2 shares
Sold	60,652	$899,104	13,910	$184,846
Distributions reinvested	2,920	43,477	3,773	51,010
Repurchased	(31,900)	(504,141)	(2,098)	(28,862)
Net increase	31,672	$438,440	15,585	$206,994
Class R4 shares
Sold	491	$7,535	613	$8,503
Distributions reinvested	40	591	53	719
Repurchased	—	—	(106)	(1,309)
Net increase	531	$8,126	560	$7,913
Class R6 shares
Sold	377,127	$5,831,925	2,954,479	$38,920,250
Distributions reinvested	28,053	416,870	557,030	7,508,762
Repurchased	(234,988)	(3,711,357)	(7,168,657)	(89,634,561)
Net increase (decrease)	170,192	$2,537,438	(3,657,148)	$(43,205,549)
Class 1 shares
Sold	2,337,028	$35,862,980	2,086,906	$27,563,536
Distributions reinvested	2,041,155	30,311,154	5,332,786	71,885,959
Repurchased	(7,623,707)	(118,796,795)	(7,295,092)	(97,629,784)
Net increase (decrease)	(3,245,524)	$(52,622,661)	124,600	$1,819,711
Total net decrease	(3,068,513)	$(49,998,759)	(3,518,608)	$(41,181,890)

Multi-Index 2040 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	784	$10,794	4,673	$62,098
Distributions reinvested	—	—	1,026	13,724
Repurchased	(14,366)	(201,574)	(11,219)	(129,326)
Net decrease	(13,582)	$(190,780)	(5,520)	$(53,504)
Class R2 shares
Sold	46,492	$696,151	6,374	$84,548
Distributions reinvested	1,485	21,726	2,041	27,289
Repurchased	(27,895)	(434,288)	(5,177)	(68,630)
Net increase	20,082	$283,589	3,238	$43,207
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	55

Multi-Index 2040 Preservation Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	4,456	$67,877	8,745	$122,225
Distributions reinvested	531	7,802	1,004	13,476
Repurchased	(6,063)	(94,798)	(1,789)	(24,087)
Net increase (decrease)	(1,076)	$(19,119)	7,960	$111,614
Class R6 shares
Sold	556,225	$8,318,155	3,200,960	$41,636,587
Distributions reinvested	58,655	854,597	639,959	8,511,460
Repurchased	(443,856)	(6,630,612)	(7,857,761)	(97,859,824)
Net increase (decrease)	171,024	$2,542,140	(4,016,842)	$(47,711,777)
Class 1 shares
Sold	2,479,279	$37,407,526	2,025,694	$26,998,515
Distributions reinvested	2,661,782	38,835,400	6,451,654	86,000,544
Repurchased	(8,712,553)	(131,742,808)	(9,421,758)	(124,654,556)
Net decrease	(3,571,492)	$(55,499,882)	(944,410)	$(11,655,497)
Total net decrease	(3,395,044)	$(52,884,052)	(4,955,574)	$(59,265,957)

Multi-Index 2035 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	339	$4,669	4,033	$52,826
Distributions reinvested	—	—	3,768	49,960
Repurchased	(4,941)	(69,249)	(50,669)	(542,174)
Net decrease	(4,602)	$(64,580)	(42,868)	$(439,388)
Class R2 shares
Sold	13,464	$194,580	8,957	$118,445
Distributions reinvested	3,957	56,825	7,174	94,769
Repurchased	(73,930)	(1,131,630)	(6,262)	(85,701)
Net increase (decrease)	(56,509)	$(880,225)	9,869	$127,513
Class R4 shares
Sold	2,118	$31,682	1,907	$25,607
Distributions reinvested	142	2,054	158	2,091
Repurchased	(1,136)	(17,028)	(504)	(6,240)
Net increase	1,124	$16,708	1,561	$21,458
Class R6 shares
Sold	543,069	$7,975,012	3,507,980	$45,578,778
Distributions reinvested	58,193	833,901	657,108	8,660,679
Repurchased	(366,886)	(5,518,289)	(8,983,243)	(112,180,392)
Net increase (decrease)	234,376	$3,290,624	(4,818,155)	$(57,940,935)
Class 1 shares
Sold	3,092,416	$45,287,080	2,365,150	$31,284,247
Distributions reinvested	3,548,089	50,808,632	7,675,045	101,080,336
Repurchased	(11,543,759)	(170,443,022)	(12,958,665)	(169,030,171)
Net decrease	(4,903,254)	$(74,347,310)	(2,918,470)	$(36,665,588)
Total net decrease	(4,728,865)	$(71,984,783)	(7,768,063)	$(94,896,940)

56	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2030 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	1,100	$14,782	10,426	$135,532
Distributions reinvested	—	—	2,930	37,950
Repurchased	(28,417)	(387,558)	(46,484)	(571,728)
Net decrease	(27,317)	$(372,776)	(33,128)	$(398,246)
Class R2 shares
Sold	49,231	$679,083	21,991	$284,448
Distributions reinvested	3,880	53,201	2,787	35,983
Repurchased	(50,402)	(702,590)	(9,598)	(123,939)
Net increase	2,709	$29,694	15,180	$196,492
Class R4 shares
Sold	14,822	$210,158	71,122	$968,316
Distributions reinvested	5,216	71,871	9,902	128,526
Repurchased	(78,981)	(1,106,216)	(7,743)	(103,241)
Net increase (decrease)	(58,943)	$(824,187)	73,281	$993,601
Class R6 shares
Sold	715,663	$9,991,648	3,352,795	$43,096,497
Distributions reinvested	118,026	1,614,596	625,789	8,060,166
Repurchased	(537,878)	(7,571,790)	(8,669,231)	(107,876,829)
Net increase (decrease)	295,811	$4,034,454	(4,690,647)	$(56,720,166)
Class 1 shares
Sold	2,836,967	$39,851,282	2,835,156	$36,710,939
Distributions reinvested	5,168,402	70,755,424	7,674,444	98,923,584
Repurchased	(14,541,216)	(204,412,634)	(16,291,617)	(210,278,964)
Net decrease	(6,535,847)	$(93,805,928)	(5,782,017)	$(74,644,441)
Total net decrease	(6,323,587)	$(90,938,743)	(10,417,331)	$(130,572,760)

Multi-Index 2025 Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	90	$1,156	5,360	$59,165
Distributions reinvested	—	—	760	9,342
Repurchased	(11,890)	(152,998)	(21,233)	(228,157)
Net decrease	(11,800)	$(151,842)	(15,113)	$(159,650)
Class R2 shares
Sold	30,688	$395,212	26,205	$324,549
Distributions reinvested	8,651	109,700	7,847	96,366
Repurchased	(150,284)	(1,949,800)	(20,532)	(261,964)
Net increase (decrease)	(110,945)	$(1,444,888)	13,520	$158,951
Class R4 shares
Sold	1,813	$23,882	1,642	$20,330
Distributions reinvested	274	3,476	123	1,514
Repurchased	(30)	(385)	(171)	(2,207)
Net increase	2,057	$26,973	1,594	$19,637
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	57

Multi-Index 2025 Preservation Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	829,897	$10,673,322	3,007,029	$36,902,619
Distributions reinvested	56,382	712,662	439,729	5,377,884
Repurchased	(524,997)	(6,743,818)	(8,230,235)	(98,426,191)
Net increase (decrease)	361,282	$4,642,166	(4,783,477)	$(56,145,688)
Class 1 shares
Sold	2,303,603	$29,610,525	2,367,520	$29,381,275
Distributions reinvested	5,506,437	69,601,359	6,467,480	79,097,274
Repurchased	(16,868,945)	(218,236,565)	(16,111,390)	(199,066,837)
Net decrease	(9,058,905)	$(119,024,681)	(7,276,390)	$(90,588,288)
Total net decrease	(8,818,311)	$(115,952,272)	(12,059,866)	$(146,715,038)

Multi-Index Income Preservation Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	255	$2,969	1,510	$17,125
Issued in reorganization (Note 8)	19,394	226,790	—	—
Distributions reinvested	—	—	243	2,725
Repurchased	(31,079)	(362,674)	(6,094)	(67,450)
Net decrease	(11,430)	$(132,915)	(4,341)	$(47,600)
Class R2 shares
Sold	63,619	$743,561	3,560	$39,977
Issued in reorganization (Note 8)	84,924	992,471	—	—
Distributions reinvested	3,352	39,317	1,586	17,750
Repurchased	(28,219)	(332,679)	(14,743)	(167,446)
Net increase (decrease)	123,676	$1,442,670	(9,597)	$(109,719)
Class R4 shares
Sold	4,597	$54,194	42,413	$487,717
Issued in reorganization (Note 8)	10,982	128,403	—	—
Distributions reinvested	1,214	14,216	1,946	21,742
Repurchased	(17,907)	(211,648)	(8,176)	(91,470)
Net increase (decrease)	(1,114)	$(14,835)	36,183	$417,989
Class R6 shares
Sold	459,709	$5,376,585	787,575	$8,844,643
Issued in reorganization (Note 8)	624,854	7,302,476	—	—
Distributions reinvested	34,178	399,198	76,312	850,117
Repurchased	(444,544)	(5,231,581)	(1,806,690)	(19,901,843)
Net increase (decrease)	674,197	$7,846,678	(942,803)	$(10,207,083)
Class 1 shares
Sold	1,645,727	$19,241,558	1,419,218	$15,723,148
Issued in reorganization (Note 8)	41,526,406	485,476,286	—	—
Distributions reinvested	1,668,370	19,503,241	1,054,440	11,757,001
Repurchased	(15,900,146)	(187,633,772)	(7,206,833)	(81,349,746)
Net increase (decrease)	28,940,357	$336,587,313	(4,733,175)	$(53,869,597)
Total net increase (decrease)	29,725,686	$345,728,911	(5,653,733)	$(63,816,010)
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
58	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	% by Class
Multi-Index 2065 Preservation Portfolio	Class R2	100%
Multi-Index 2065 Preservation Portfolio	Class R4	100%
Multi-Index 2065 Preservation Portfolio	Class R6	100%
Multi-Index 2065 Preservation Portfolio	Class 1	100%
Multi-Index 2060 Preservation Portfolio	Class R4	28%
Multi-Index 2060 Preservation Portfolio	Class 1	100%
Multi-Index 2055 Preservation Portfolio	Class R4	89%
Multi-Index 2055 Preservation Portfolio	Class 1	100%
Multi-Index 2050 Preservation Portfolio	Class 1	100%
Multi-Index 2045 Preservation Portfolio	Class R4	72%
Multi-Index 2045 Preservation Portfolio	Class 1	100%
Multi-Index 2040 Preservation Portfolio	Class R4	23%
Multi-Index 2040 Preservation Portfolio	Class 1	100%
Multi-Index 2035 Preservation Portfolio	Class R4	49%
Multi-Index 2035 Preservation Portfolio	Class 1	100%
Multi-Index 2030 Preservation Portfolio	Class 1	100%
Multi-Index 2025 Preservation Portfolio	Class R4	42%
Multi-Index 2025 Preservation Portfolio	Class 1	100%
Multi-Index Income Preservation Portfolio	Class 1	100%
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class R1 was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio
Class R1 shares as Class R2 shares	October 23, 2020	$256,226	$52,618	$261,563	$391,256	$201,139	$51,032

Redesignation	Effective date	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Class R1 shares as Class R2 shares	October 23, 2020	$387,083	$152,751	$362,518
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2021:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2065 Preservation Portfolio	$743,404	$10,223,424	$64,634	$2,056,389
Multi-Index 2060 Preservation Portfolio	12,188,013	53,148,364	3,294,590	29,924,564
Multi-Index 2055 Preservation Portfolio	20,806,285	60,963,789	6,990,608	71,182,710
Multi-Index 2050 Preservation Portfolio	36,111,293	89,871,150	13,211,015	132,598,848
Multi-Index 2045 Preservation Portfolio	44,536,706	123,212,385	17,393,189	193,867,443
Multi-Index 2040 Preservation Portfolio	54,876,085	174,102,280	21,109,809	257,244,900
Multi-Index 2035 Preservation Portfolio	66,991,809	233,650,781	25,519,442	348,478,403
Multi-Index 2030 Preservation Portfolio	84,882,969	294,073,520	32,732,356	462,918,945
Multi-Index 2025 Preservation Portfolio	77,280,620	235,774,929	50,087,045	416,379,779
Multi-Index Income Preservation Portfolio	40,519,055	153,850,787	54,514,846	291,497,413
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying funds’ net assets. At August 31, 2021, the following portfolios held 5% or more of the net assets of the underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multi-Index 2050 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.6%
Multi-Index 2045 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	6.5%
Multi-Index 2040 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	7.5%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	59

Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multi-Index 2035 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	7.8%
Multi-Index 2030 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.9%
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2065 Preservation Portfolio
John Hancock Collateral Trust*	—	—	$104,844	$(104,842)	$(2)	—	$15	—	—
Strategic Equity Allocation	445,894	—	7,304,126	(1,109,473)	(7,734)	$488,120	10,207	$32,043	$6,675,039
					$(7,736)	$488,120	$10,222	$32,043	$6,675,039
Multi-Index 2060 Preservation Portfolio
John Hancock Collateral Trust*	—	—	$25,542,534	$(25,542,741)	$207	—	$1,078	—	—
Strategic Equity Allocation	9,561,250	$100,938,223	27,425,980	(9,052,661)	184,917	$23,635,453	1,667,859	$5,235,940	$143,131,912
					$185,124	$23,635,453	$1,668,937	$5,235,940	$143,131,912
Multi-Index 2055 Preservation Portfolio
John Hancock Collateral Trust*	16,810	—	$108,192,577	$(108,025,760)	$1,356	$44	$6,884	—	$168,217
Strategic Equity Allocation	17,724,061	$224,931,908	23,453,870	(30,686,774)	777,883	46,852,304	3,529,096	$11,078,952	265,329,191
					$779,239	$46,852,348	$3,535,980	$11,078,952	$265,497,408
Multi-Index 2050 Preservation Portfolio
John Hancock Collateral Trust*	172,298	—	$175,228,712	$(173,505,033)	$85	$438	$12,384	—	$1,724,202
Strategic Equity Allocation	31,971,643	$427,395,461	33,856,615	(70,303,551)	5,296,834	82,370,130	6,533,213	$20,509,826	478,615,489
					$5,296,919	$82,370,568	$6,545,597	$20,509,826	$480,339,691
Multi-Index 2045 Preservation Portfolio
John Hancock Collateral Trust*	—	$6,697,405	$70,326,521	$(77,019,587)	$5,418	$(9,757)	$37,733	—	—
Strategic Equity Allocation	36,985,315	523,292,744	38,642,580	(114,154,683)	9,079,137	96,810,393	7,902,137	$24,807,314	$553,670,171
					$9,084,555	$96,800,636	$7,939,870	$24,807,314	$553,670,171
Multi-Index 2040 Preservation Portfolio
John Hancock Collateral Trust*	1,180,814	—	$149,457,419	$(137,642,307)	$(1,516)	$2,924	$27,603	—	$11,816,520
60	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Strategic Equity Allocation	42,437,741	$602,926,766	$44,555,238	$(131,163,806)	$8,843,638	$110,131,145	$8,841,156	$27,755,194	$635,292,981
					$8,842,122	$110,134,069	$8,868,759	$27,755,194	$647,109,501
Multi-Index 2035 Preservation Portfolio
John Hancock Collateral Trust*	—	$258,397	$179,029,049	$(179,284,764)	$(2,235)	$(447)	$45,618	—	—
Strategic Equity Allocation	44,441,651	677,823,579	50,178,464	(193,375,805)	25,582,256	105,083,024	9,622,775	$30,208,943	$665,291,518
					$25,580,021	$105,082,577	$9,668,393	$30,208,943	$665,291,518
Multi-Index 2030 Preservation Portfolio
John Hancock Collateral Trust*	3,029,247	$66,166	$548,757,594	$(518,510,152)	$(4,676)	$5,050	$72,293	—	$30,313,982
Strategic Equity Allocation	33,652,952	571,991,320	41,546,443	(213,105,032)	41,657,393	61,694,564	7,560,676	$23,735,359	503,784,688
					$41,652,717	$61,699,614	$7,632,969	$23,735,359	$534,098,670
Multi-Index 2025 Preservation Portfolio
John Hancock Collateral Trust*	407,345	$136,813,298	$1,073,060,325	$(1,205,750,727)	$(48,280)	$1,726	$123,771	—	$4,076,342
Strategic Equity Allocation	15,335,694	331,289,458	32,167,691	(189,786,042)	42,941,747	12,962,483	3,986,437	$12,514,689	229,575,337
					$42,893,467	$12,964,209	$4,110,208	$12,514,689	$233,651,679
Multi-Index Income Preservation Portfolio
John Hancock Collateral Trust*	4,516,580	$529,384	$488,530,599	$(443,856,662)	$(8,627)	$3,177	$67,957	—	$45,197,871
Strategic Equity Allocation	2,889,240	25,306,158	39,447,336	(41,313,685)	8,902,718	10,909,400	875,165	$2,747,422	43,251,927
					$8,894,091	$10,912,577	$943,122	$2,747,422	$88,449,798

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Reorganization
Multi-Index Income Preservation Portfolio. On June 25, 2020, the Board of Trustees of John Hancock Funds II (the Trust), voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Multi-Index 2020 Preservation Portfolio (the Acquired Portfolio) and Multi-Index Income Preservation Portfolio (the Acquiring Portfolio), both series of the Trust, with a value equal to the net assets transferred.
The Agreement provided for (a) the acquisition of all the assets, subject to substantially all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to merge similar funds for investors that are in or near retirement and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by both the Acquired Portfolio and Acquiring Portfolio in proportion to each portfolio’s net assets. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 16, 2020. The following outlines the reorganization:
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	61

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Multi-Index Income Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	$494,126,426	$34,274,983	43,656,609	42,266,560	$296,498,872	$790,625,298
See Note 5 for capital shares issued in connection with the above referenced reorganizations.
Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at August 31, 2021.
Assuming the acquisition had been completed on September 1, 2020, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended August 31, 2021 are as follows:
Net investment income	$ 18,149,182
Net realized and unrealized gain (loss)	22,887,713
Increase (decrease) in net assets from operations	$41,036,895
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
62	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Funds II and Shareholders of Multi-Index 2065 Preservation Portfolio, Multi-Index 2060 Preservation Portfolio, Multi-Index 2055 Preservation Portfolio, Multi-Index 2050 Preservation Portfolio, Multi-Index 2045 Preservation Portfolio, Multi-Index 2040 Preservation Portfolio, Multi-Index 2035 Preservation Portfolio, Multi-Index 2030 Preservation Portfolio, Multi-Index 2025 Preservation Portfolio and Multi-Index Income Preservation Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multi-Index 2065 Preservation Portfolio, Multi-Index 2060 Preservation Portfolio, Multi-Index 2055 Preservation Portfolio, Multi-Index 2050 Preservation Portfolio, Multi-Index 2045 Preservation Portfolio, Multi-Index 2040 Preservation Portfolio, Multi-Index 2035 Preservation Portfolio, Multi-Index 2030 Preservation Portfolio, Multi-Index 2025 Preservation Portfolio and Multi-Index Income Preservation Portfolio (ten of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Multi-Index 2060 Preservation Portfolio
Multi-Index 2055 Preservation Portfolio
Multi-Index 2050 Preservation Portfolio
Multi-Index 2045 Preservation Portfolio
Multi-Index 2040 Preservation Portfolio
Multi-Index 2035 Preservation Portfolio
Multi-Index 2030 Preservation Portfolio
Multi-Index 2025 Preservation Portfolio
Multi-Index Income Preservation Portfolio	For the year ended August 31, 2021	For the years ended August 31, 2021 and August 31, 2020	For each of the periods indicated therein
Multi-Index 2065 Preservation Portfolio	For the period September 23, 2020 (commencement of operations) to August 31,2021
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts October 7, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	63

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2021.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multi-Index 2060 Preservation Portfolio	$2,311,910
Multi-Index 2055 Preservation Portfolio	8,087,999
Multi-Index 2050 Preservation Portfolio	8,758,480
Multi-Index 2045 Preservation Portfolio	11,609,377
Multi-Index 2040 Preservation Portfolio	15,440,723
Multi-Index 2035 Preservation Portfolio	20,141,714
Multi-Index 2030 Preservation Portfolio	38,453,610
Multi-Index 2025 Preservation Portfolio	41,292,288
Multi-Index Income Preservation Portfolio	9,152,121
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
64	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Each Multi-Index Preservation Portfolio other than Multi-Index 2065 Preservation Portfolio
This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report, other than the 2065 Preservation Portfolio (the Funds or the Funds of Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly known as John Hancock Advisers, LLC) and the Subadvisory Agreement between the Advisor and the investment subadvisor (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	65

Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangement generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the performance of certain Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and/or benchmark index with certain exceptions noted in Appendix A. In such cases, the Board concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
66	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)noted that the Funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)reviewed the Funds’ advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and;
(3)the subadvisory fee for each Fund, including any breakpoints, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	67

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of certain Funds has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and/or benchmark index, with certain exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate);
(3)the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)the subadvisory fees are paid by the Advisor and not the Funds.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreement for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
68	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
Multi-Index Income Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
Multi-Index 2025 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
Multi-Index 2030 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods.
Lipper Category – The fund was in-line with the median for the one-year period, and underperformed the median for the three-, five and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the peer group median for the three-, five- and ten-year periods.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	69

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
Multi-Index 2035 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods.
Lipper Category – The fund outperformed the median for the one- and three-year periods and underperformed for the five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and relative to the peer group median for the one- and three-year periods.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the peer group median for the five- and ten-year periods.
Multi-Index 2040 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
Multi-Index 2045 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
Multi-Index 2050 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2055 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the one- and three-year periods and underperformed for the five-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and the peer group median for the one- and three-year periods.
70	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
Multi-Index 2060 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one- and three-year periods.
Lipper Category – The fund outperformed the median for the one-year period and underperformed the median for the three-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one- and three-year periods and the peer group median for the one-year period.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	71

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Multi-Index 2065 Preservation Portfolio
This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to the Multi-Index 2065 Preservation Portfolio. The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees.
Approval of Advisory and Subadvisory Agreements
At a telephonic1 meeting held from September 15-17, 2020, the Board of the Trust, including all of the Independent Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, approved the establishment of John Hancock Multi-Index 2065 Preservation Portfolio (the New Fund).
This section describes the evaluation by the Board of:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly John Hancock Advisers, LLC) (the Advisory Agreement); and;
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor, formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) with respect to the New Fund (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including performance information of other target date funds managed by the Advisor and Subadvisor which use a similar strategy to that of the New Fund, and comparative expense information for a peer group of similar funds, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and previous presentations from the Advisor and Subadvisor regarding other similar target date funds in the complex. The information received and considered by the Board in connection with the September meeting and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor’s affiliates, including administrative and distribution services. The Board also took into account information with respect to the New Fund presented at the June 23-25, 2020 telephonic meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund and noted the Advisor’s experience implementing similar investment strategies for other target date funds in the complex. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s September 15-17, 2020 meeting was held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
72	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds, including target date Funds, and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, including other target date funds, managed by the Advisor and the Subadvisor and the performance of their respective benchmarks and/or peer groups over various time periods. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund’s net total expenses were lower than the peer group average. The Board also noted that the proposed management fee structure for the New Fund was the same as that of a similar target date fund managed by the Advisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, which is discussed further below. The Board also noted that the New Fund has breakpoints in its contractual management fee schedule that reduces the New Fund’s management fees as its assets increase.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)previously reviewed financial information of the Advisor;
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(c)previously received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)previously received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	73

(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the fund’s Subadvisor is an affiliate of the Advisor;
(h)noted that affiliates of the Advisor will provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(i)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(j)noted that the subadvisory fee for the New Fund is paid by the Advisor; and
(k)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the New Fund will invest, the Advisor has contractually agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. (The funds that are not participating portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust). The funds of funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the participating portfolios, which are subject to the reimbursement). The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)reviewed the proposed advisory fee structure for the New Fund and concluded that: (i) the New Fund’s fee structure contains breakpoints at the advisory fee level; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management’s discussion of the New Fund’s advisory fee structure; and
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees. The Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the performance of comparable funds managed by the New Fund’s Subadvisor; and
(3)the proposed subadvisory fee for the New Fund.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
74	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the performance of comparable target date funds managed by the Subadvisor over various time periods;
(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)that the subadvisory fees will be paid by the Advisor not the New Fund.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendment to the Advisory Agreement and the Subadvisory Agreement.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	75

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Index 2065 Preservation Portfolio, John Hancock Multi-Index 2060 Preservation Portfolio, John Hancock Multi-Index 2055 Preservation Portfolio, John Hancock Multi-Index 2050 Preservation Portfolio, John Hancock Multi-Index 2045 Preservation Portfolio, John Hancock Multi-Index 2040 Preservation Portfolio, John Hancock Multi-Index 2035 Preservation Portfolio, John Hancock Multi-Index 2030 Preservation Portfolio, John Hancock Multi-Index 2025 Preservation Portfolio, and John Hancock Multi-Index Income Preservation Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
76	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	77

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
78	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	79

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
80	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Index Preservation Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823025	RCPA 8/21
10/21

Annual report
John Hancock
Multimanager Lifetime Portfolios
Target date
August 31, 2021

A message to shareholders
Dear shareholder,
Equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
Bond market performance was mixed as interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and concerns that the U.S. Federal Reserve could begin to raise interest rates by the end of the year. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multimanager Lifetime Portfolios

2	Multimanager Lifetime Portfolios’ strategy at a glance
3	Manager’s discussion of portfolio performance
6	Multimanager 2065 Lifetime Portfolio
7	Multimanager 2060 Lifetime Portfolio
8	Multimanager 2055 Lifetime Portfolio
9	Multimanager 2050 Lifetime Portfolio
10	Multimanager 2045 Lifetime Portfolio
11	Multimanager 2040 Lifetime Portfolio
12	Multimanager 2035 Lifetime Portfolio
13	Multimanager 2030 Lifetime Portfolio
14	Multimanager 2025 Lifetime Portfolio
15	Multimanager 2020 Lifetime Portfolio
16	Multimanager 2015 Lifetime Portfolio
17	Multimanager 2010 Lifetime Portfolio
18	Your expenses
23	Portfolios’ investments
34	Financial statements
44	Financial highlights
56	Notes to financial statements
95	Report of independent registered public accounting firm
96	Tax information
97	Evaluation of advisory and subadvisory agreements by the Board of Trustees
108	Statement regarding liquidity risk management
109	Trustees and Officers
112	More information
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	1

Multimanager Lifetime Portfolios’ strategy at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multimanager Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
■Portfolios with dates further off initially invest more aggressively in stock funds.
■As a portfolio approaches its target date,1 the allocation will gradually migrate to more conservative fixed-income funds.
■Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.
JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multimanager Lifetime Portfolios adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Manager’s discussion of portfolio performance
Can you describe the investment conditions during the 12 months ended August 31, 2021?
Several factors combined to fuel strong gains for the world financial markets in the annual period. First was the rollout of the COVID-19 vaccines and the gradual return to normal business conditions. Growth accelerated from its depressed levels of 2020 as the economy reopened, leading to impressive gains in corporate earnings.
The markets were further aided by the highly accommodative approach of the U.S. Federal Reserve (Fed) and other world central banks, highlighted by a continuation of the stimulative interest-rate and quantitative easing policies put in place during the early stages of the pandemic. U.S. fiscal policy, which featured both multiple spending packages and direct checks to citizens, was another source of support for investor sentiment. Together, these factors helped the markets overcome brief bouts of volatility stemming from increasing inflation and supply chain bottlenecks, as well as China’s increasingly aggressive regulatory efforts and the emergence of new variants of COVID-19.
Global equities performed very well over the period. Although all market segments posted gains, value style outperformed growth, U.S. stocks outpaced their international peers, and lower-quality, higher-risk companies generally performed better than those with more defensive characteristics.
In the bond market, the backdrop of improving economic growth weighed on interest-rate-sensitive assets (such as U.S. Treasuries) as investors began to assess the possibility that the Fed may need to begin tightening policy in the next year. However, credit-oriented investments that tend to benefit from stronger growth—including investment-grade corporates, high-yield bonds, and emerging-market debt—produced healthy returns. In all cases, these trends generally reflected investors’ hearty appetite for risk and yield at a time of largely positive news flow.
MULTIMANAGER 2065-2010 LIFETIME PORTFOLIOS’ CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/2021
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Multimanager 2065 Lifetime Portfolio return is since commencement of operations, September 23, 2020.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	3

What elements of the portfolios’ positioning helped and hurt results?
All portfolios in the series outperformed their respective primary benchmarks, mostly as a result of favorable asset allocation decisions. The relative performance of the portfolios’ underlying investments also contributed to results in John Hancock Multimanager Lifetime Portfolios with target dates of 2010 through 2020 and 2065; however, it detracted in those with target dates of 2025 through 2060.
Looking first at allocation, several elements of the portfolios’ positioning contributed positively. Most notably, an overweight in equities over bonds helped the portfolios take advantage of the sizable outperformance. We maintained this positioning on the belief that equities continued to have higher return potential than bonds due to the ultra-low yields across many segments of the fixed-income market. In addition, we believed stocks were more likely to benefit from the backdrop of improving economic growth.
Two additional factors helped performance within the equity segments of the portfolios: an overweight in domestic small-cap stocks in relation to large caps, and an underweight in the international markets versus the United States. Conversely, an allocation to defensive equities—while providing a positive absolute return—detracted in the risk-on environment. We continue to view defensives as an essential component of diversification due to the category’s potential ability to dampen downside risk during times of market volatility.
On the fixed-income side, an emphasis on the credit sectors—including high-yield bonds, emerging-market debt, and senior loans—added value in portfolios 2010 through 2030, as did a corresponding underweight in the more interest-rate-sensitive intermediate core bond category. On the other hand, a position in U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS) detracted. While we view U.S. Treasury STRIPS as a way to offset the potential for volatility in higher-risk assets, their prices fell when bond yields spiked higher in the first quarter of 2021.
In terms of underlying manager performance, the portfolios’ equity managers lagged their respective benchmarks as a group. The bulk of the shortfall came from the developed-market international, mid-cap value, and large-cap growth categories. Since the longer-dated portfolios in the series have a larger weighting in equities, the adverse effect of manager underperformance was more pronounced than it was in those with target dates of 2010 through 2020 and 2065. Conversely, the portfolios’ bond managers collectively outperformed thanks largely to relative strength in the intermediate-term bond category.
How would you describe your portfolio activity?
Our analysis shows low expected returns for large-cap U.S. stocks and interest-rate-sensitive bonds, the two categories that typically have the highest weightings in asset allocation portfolios. Seeing limited opportunity in these areas, we maintained a tilt toward small- and mid-cap domestic equities over large caps. We also continued to diversify into international stocks, albeit with a lower weighting than the category’s representation in the benchmark. On the bond side, we remained focused on credit-oriented areas that we believe should outperform higher-quality government issues at a time of low rates and improving economic growth.
MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2021
U.S. Stocks	S&P 500 Index	31.17%
	Russell Midcap Index	41.24%
	Russell 2000 Index	47.08%
	FTSE NAREIT All Equity REIT Index	36.09%
International Stocks	MSCI EAFE Index	26.12%
	MSCI Emerging Markets Index	21.12%
	MSCI EAFE Small Cap Index	32.81%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-0.08%
	ICE Bank of America U.S. High Yield Index	10.26%
	JPMorgan Global Government Bonds Unhedged Index	-1.59%
Market index total returns are included here as broad measures of market performance.
4	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Certain Multimanager Lifetime Portfolios also feature weightings in areas such as defensive equities and a dedicated sector portfolio. In the latter, we emphasized healthcare, information technology, and financials sector stocks. The portfolios also hold an allocation to real assets—which includes real estate investment trusts, infrastructure stocks, and natural resources stocks—since this area can help manage the risk of rising inflation.
Can you tell us about the addition of a new portfolio?
Effective September 23, 2020, John Hancock Multimanager 2065 Lifetime Portfolio launched.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Note about risks
The portfolios may be subject to various risks as described in the portfolios’ prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	5

Multimanager 2065 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2065 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	94.8
Equity	89.7
Large Blend	31.4
U.S. Large Cap	27.0
U.S. Mid Cap	10.7
International Equity	9.3
Emerging-Market Equity	7.2
U.S. Small Cap	2.6
Sector Equity	1.5
Fixed income	1.5
Emerging-Market Debt	0.5
High Yield Bond	0.5
Multi-Sector Bond	0.3
Intermediate Bond	0.2
Alternative and specialty	3.6
Sector Equity	2.3
Absolute Return	1.3
Unaffiliated investment companies	3.4
Equity	3.4
U.S. Government	1.8
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1	Class R2[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Total returns
Since inception	30.09	37.39	37.14	37.28	37.53	37.53	37.41	33.23	34.74
Cumulative returns
Since inception	30.09	37.39	37.14	37.28	37.53	37.53	37.41	33.23	34.74
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	3.72	3.42	3.80	3.65	3.35	3.30	3.34
Net (%)	1.01	0.71	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2060 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2060 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	94.7
Equity	89.7
Large Blend	31.4
U.S. Large Cap	27.0
U.S. Mid Cap	10.7
International Equity	9.3
Emerging-Market Equity	7.2
U.S. Small Cap	2.6
Sector Equity	1.5
Fixed income	1.5
Emerging-Market Debt	0.5
High Yield Bond	0.5
Multi-Sector Bond	0.3
Intermediate Bond	0.2
Alternative and specialty	3.5
Sector Equity	2.2
Absolute Return	1.3
Unaffiliated investment companies	3.4
Equity	3.4
U.S. Government	1.9
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1	Class R2[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	22.62	29.38	29.02	29.37	29.53	29.54	29.52	28.34	29.53
5 year	12.74	14.25	13.98	14.19	14.33	14.39	14.33	13.37	14.85
Since inception	12.90	14.33	14.06	14.27	14.40	14.46	14.40	13.49	15.24
Cumulative returns
5 year	82.09	94.67	92.38	94.13	95.37	95.87	95.32	87.29	99.85
Since inception	93.16	106.74	104.12	106.16	107.49	108.02	107.43	98.66	115.86
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.56	1.26	1.64	1.49	1.19	1.14	1.18
Net (%)	1.01	0.71	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	7

Multimanager 2055 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2055 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	94.7
Equity	89.7
Large Blend	31.5
U.S. Large Cap	27.0
U.S. Mid Cap	10.7
International Equity	9.3
Emerging-Market Equity	7.1
U.S. Small Cap	2.6
Sector Equity	1.5
Fixed income	1.5
Emerging-Market Debt	0.5
High Yield Bond	0.5
Multi-Sector Bond	0.3
Intermediate Bond	0.2
Alternative and specialty	3.5
Sector Equity	2.2
Absolute Return	1.3
Unaffiliated investment companies	3.4
Equity	3.4
U.S. Government	1.9
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	22.40	29.27	28.79	29.19	29.41	29.47	29.44	28.45	29.53
5 year	12.74	14.24	13.86	14.20	14.32	14.40	14.33	13.24	14.85
Since inception	9.69	10.73	10.47	10.75	10.89	10.94	10.88	10.35	11.84
Cumulative returns
5 year	82.17	94.62	91.40	94.20	95.29	95.91	95.33	86.19	99.85
Since inception	98.97	113.33	109.70	113.61	115.74	116.43	115.59	108.05	129.73
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.43	1.13	1.51	1.36	1.06	1.01	1.05
Net (%)	1.02	0.72	1.10	0.85	0.65	0.60	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2050 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2050 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	94.7
Equity	89.7
Large Blend	31.4
U.S. Large Cap	27.1
U.S. Mid Cap	10.7
International Equity	9.3
Emerging-Market Equity	7.1
U.S. Small Cap	2.6
Sector Equity	1.5
Fixed income	1.5
Emerging-Market Debt	0.5
High Yield Bond	0.5
Multi-Sector Bond	0.3
Intermediate Bond	0.2
Alternative and specialty	3.5
Sector Equity	2.2
Absolute Return	1.3
Unaffiliated investment companies	3.4
Equity	3.4
U.S. Government	1.9
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A1	Class I1,2	Class R2[1,2]	Class R4[1,2]	Class R5[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	22.46	29.32	28.78	29.16	29.36	29.40	29.40	28.13	29.53
5 year	12.75	14.24	13.80	14.08	14.31	14.38	14.32	13.10	14.85
10-year	10.89	11.83	11.40	11.67	11.88	11.93	11.88	11.57	12.92
Cumulative returns
5 year	82.21	94.59	90.90	93.23	95.21	95.74	95.26	85.03	99.85
10-year	181.04	205.92	194.39	201.56	207.33	208.78	207.20	198.76	237.13
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.38	1.08	1.46	1.31	1.01	0.96	1.00
Net (%)	1.03	0.73	1.11	0.86	0.66	0.61	0.65
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A, Class R2, Class R4, Class R5, and Class R6 shares were first offered on 3-1-12; Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	9

Multimanager 2045 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2045 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	94.6
Equity	88.9
Large Blend	31.3
U.S. Large Cap	26.7
U.S. Mid Cap	10.5
International Equity	9.3
Emerging-Market Equity	7.0
U.S. Small Cap	2.6
Sector Equity	1.5
Fixed income	1.9
Emerging-Market Debt	0.8
High Yield Bond	0.6
Multi-Sector Bond	0.3
Intermediate Bond	0.2
Alternative and specialty	3.8
Sector Equity	2.5
Absolute Return	1.3
Unaffiliated investment companies	3.3
Equity	3.3
U.S. Government	2.0
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	22.49	29.28	28.81	29.17	29.36	29.50	29.42	27.34	29.53
5 year	12.76	14.26	13.82	14.11	14.34	14.40	14.35	12.81	14.85
10-year	10.86	11.55	11.36	11.64	11.88	11.93	11.88	11.31	12.92
Cumulative returns
5 year	82.33	94.71	91.03	93.45	95.44	95.95	95.55	82.68	99.85
10-year	180.40	198.35	193.33	200.73	207.29	208.77	207.37	191.97	237.12
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.35	1.05	1.43	1.28	0.98	0.93	0.97
Net (%)	1.01	0.71	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2040 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2040 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	92.3
Equity	81.0
Large Blend	29.6
U.S. Large Cap	23.6
International Equity	9.4
U.S. Mid Cap	8.9
Emerging-Market Equity	5.9
U.S. Small Cap	2.1
Sector Equity	1.5
Fixed income	6.2
Intermediate Bond	2.8
Emerging-Market Debt	1.5
High Yield Bond	1.3
Multi-Sector Bond	0.6
Alternative and specialty	5.1
Sector Equity	3.6
Absolute Return	1.5
Unaffiliated investment companies	3.5
Equity	3.5
U.S. Government	4.1
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	21.06	27.96	27.42	27.71	27.97	28.02	27.93	25.91	27.77
5 year	12.49	14.00	13.55	13.83	14.07	14.11	14.06	12.38	14.54
10-year	10.73	11.43	11.23	11.51	11.75	11.79	11.74	10.97	12.77
Cumulative returns
5 year	80.11	92.55	88.77	91.11	93.14	93.47	93.07	79.23	97.13
10-year	177.06	195.04	189.89	197.24	203.71	204.94	203.53	183.24	232.54
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.35	1.05	1.43	1.28	0.98	0.93	0.97
Net (%)	1.01	0.71	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	11

Multimanager 2035 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2035 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	91.0
Equity	72.2
Large Blend	26.4
U.S. Large Cap	21.6
International Equity	8.7
U.S. Mid Cap	7.6
Emerging-Market Equity	5.0
U.S. Small Cap	1.6
Sector Equity	1.3
Fixed income	12.4
Intermediate Bond	6.4
Emerging-Market Debt	2.3
High Yield Bond	2.1
Multi-Sector Bond	1.6
Alternative and specialty	6.4
Sector Equity	4.8
Absolute Return	1.6
Unaffiliated investment companies	3.1
Equity	3.1
U.S. Government	5.8
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	18.84	25.53	25.09	25.33	25.64	25.73	25.65	23.45	25.05
5 year	11.72	13.19	12.78	13.03	13.27	13.35	13.30	11.65	13.65
10-year	10.31	11.01	10.82	11.08	11.33	11.38	11.33	10.45	12.33
Cumulative returns
5 year	74.06	85.82	82.42	84.46	86.46	87.09	86.70	73.51	89.58
10-year	166.89	184.08	179.42	186.11	192.55	193.84	192.51	170.20	219.82
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.33	1.03	1.41	1.26	0.96	0.91	0.95
Net (%)	1.02	0.72	1.10	0.85	0.65	0.60	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2030 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2030 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.6
Equity	61.8
Large Blend	23.4
U.S. Large Cap	17.2
International Equity	8.8
U.S. Mid Cap	6.2
Emerging-Market Equity	3.8
U.S. Small Cap	1.2
Sector Equity	1.2
Fixed income	19.8
Intermediate Bond	8.4
Multi-Sector Bond	3.7
Emerging-Market Debt	3.2
High Yield Bond	2.7
Bank Loan	1.1
Short-Term Bond	0.7
Alternative and specialty	8.0
Sector Equity	6.3
Absolute Return	1.7
Unaffiliated investment companies	2.6
Equity	2.6
U.S. Government	7.7
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	16.29	22.84	22.29	22.67	22.92	22.98	22.91	19.98	21.96
5 year	10.77	12.26	11.82	12.09	12.32	12.38	12.33	10.60	12.57
10-year	9.71	10.40	10.20	10.47	10.70	10.77	10.71	9.71	11.60
Cumulative returns
5 year	66.77	78.27	74.80	76.95	78.76	79.23	78.88	65.52	80.75
10-year	152.53	168.87	164.11	170.79	176.40	178.01	176.65	152.55	199.64
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.32	1.02	1.40	1.25	0.95	0.90	0.94
Net (%)	1.00	0.70	1.08	0.83	0.63	0.58	0.62
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	13

Multimanager 2025 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2025 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.0
Equity	50.5
Large Blend	19.7
U.S. Large Cap	12.3
International Equity	8.6
U.S. Mid Cap	4.9
Emerging-Market Equity	2.5
U.S. Small Cap	1.4
Sector Equity	1.1
Fixed income	29.2
Intermediate Bond	11.6
Multi-Sector Bond	5.8
Emerging-Market Debt	3.9
High Yield Bond	3.4
Short-Term Bond	2.6
Bank Loan	1.9
Alternative and specialty	9.3
Sector Equity	7.5
Absolute Return	1.8
Unaffiliated investment companies	1.7
Equity	1.7
U.S. Government	9.2
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	13.62	19.90	19.51	19.76	19.98	20.06	19.99	16.96	18.88
5 year	9.57	11.05	10.61	10.86	11.08	11.15	11.09	9.61	11.21
10-year	8.89	9.58	9.39	9.66	9.89	9.94	9.88	8.93	10.70
Cumulative returns
5 year	57.92	68.85	65.53	67.46	69.12	69.66	69.15	58.23	70.13
10-year	134.45	149.75	145.45	151.43	156.77	157.86	156.65	135.22	176.26
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.01	1.39	1.24	0.94	0.89	0.93
Net (%)	0.99	0.69	1.07	0.82	0.62	0.57	0.61
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2020 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2020 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2020 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.4
Equity	39.2
Large Blend	15.9
International Equity	8.1
U.S. Large Cap	7.7
U.S. Mid Cap	3.7
Emerging-Market Equity	1.8
U.S. Small Cap	1.0
Sector Equity	1.0
Fixed income	39.8
Intermediate Bond	17.5
Multi-Sector Bond	6.5
Emerging-Market Debt	4.6
Short-Term Bond	4.4
High Yield Bond	4.1
Bank Loan	2.7
Alternative and specialty	10.4
Sector Equity	8.5
Absolute Return	1.9
Unaffiliated investment companies	1.2
Equity	1.2
U.S. Government	9.3
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	10.47	16.57	16.20	16.55	16.68	16.77	16.69	13.79	15.54
5 year	8.15	9.61	9.18	9.45	9.67	9.73	9.68	8.51	9.64
10-year	7.87	8.55	8.35	8.62	8.84	8.90	8.85	8.09	9.53
Cumulative returns
5 year	47.99	58.24	55.12	57.05	58.66	59.10	58.72	50.47	58.46
10-year	113.35	127.13	123.01	128.62	133.30	134.48	133.50	117.64	148.49
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.33	1.03	1.41	1.26	0.96	0.91	0.95
Net (%)	0.97	0.67	1.05	0.80	0.60	0.55	0.59
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	15

Multimanager 2015 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2015 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2015 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.7
Equity	34.4
Large Blend	13.8
U.S. Large Cap	8.3
International Equity	7.8
U.S. Mid Cap	2.7
Emerging-Market Equity	1.1
U.S. Small Cap	0.7
Fixed income	46.5
Intermediate Bond	20.4
Multi-Sector Bond	7.0
Short-Term Bond	6.3
Emerging-Market Debt	4.9
High Yield Bond	4.4
Bank Loan	3.5
Alternative and specialty	8.8
Sector Equity	7.0
Absolute Return	1.8
Unaffiliated investment companies	0.9
Equity	0.9
U.S. Government	9.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	8.73	14.73	14.45	15.27	14.80	14.86	14.69	12.70	13.78
5 year	7.08	8.54	8.11	8.49	8.59	8.65	8.60	7.95	8.46
10-year	7.00	7.67	7.49	7.82	7.97	8.04	7.98	7.42	8.38
Cumulative returns
5 year	40.78	50.65	47.65	50.32	50.98	51.40	51.04	46.57	50.08
10-year	96.76	109.35	105.85	112.24	115.20	116.64	115.40	104.66	123.58
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.36	1.06	1.44	1.29	0.99	0.94	0.98
Net (%)	0.95	0.65	1.03	0.78	0.58	0.53	0.57
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
16	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2010 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2010 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2010 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.0
Equity	28.1
Large Blend	11.7
International Equity	7.3
U.S. Large Cap	6.6
U.S. Mid Cap	1.7
U.S. Small Cap	0.4
Emerging-Market Equity	0.4
Fixed income	52.6
Intermediate Bond	22.9
Short-Term Bond	8.2
Multi-Sector Bond	7.5
Emerging-Market Debt	5.1
High Yield Bond	4.6
Bank Loan	4.3
Alternative and specialty	9.3
Sector Equity	7.0
Absolute Return	2.3
Unaffiliated investment companies	0.7
Equity	0.7
U.S. Government	9.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)
	Class A	Class I1,2	Class R2[1,2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	6.99	12.93	12.60	12.92	12.99	13.17	13.00	10.87	12.11
5 year	6.25	7.67	7.27	7.55	7.72	7.82	7.74	7.21	7.64
10-year	6.32	6.97	6.79	7.07	7.27	7.34	7.28	6.60	7.41
Cumulative returns
5 year	35.42	44.73	42.06	43.92	45.04	45.71	45.20	41.63	44.48
10-year	84.49	96.11	92.86	98.07	101.78	103.06	101.86	89.45	104.42
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.41	1.11	1.49	1.34	1.04	0.99	1.03
Net (%)	0.93	0.63	1.01	0.76	0.56	0.51	0.55
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Class R2 was first offered on 3-1-12. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	17

Your expenses
As a shareholder of a John Hancock Funds II Multimanager Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2021 through August 31, 2021).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multimanager 2065 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,109.50	$2.23	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,111.90	0.75	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Class R2	Actual expenses/actual returns	1,000.00	1,110.30	1.44	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R4	Actual expenses/actual returns	1,000.00	1,111.10	0.85	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R5	Actual expenses/actual returns	1,000.00	1,111.80	0.11	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class R6	Actual expenses/actual returns	1,000.00	1,111.80	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,111.90	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
18	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multimanager 2060 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,110.80	$2.23	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,111.90	0.59	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class R2	Actual expenses/actual returns	1,000.00	1,110.10	2.77	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%
Class R4	Actual expenses/actual returns	1,000.00	1,112.10	1.01	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Class R5	Actual expenses/actual returns	1,000.00	1,112.70	0.32	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,112.50	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,112.60	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2055 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,110.20	$2.23	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,112.30	0.64	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,110.30	2.71	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,111.50	0.80	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class R5	Actual expenses/actual returns	1,000.00	1,113.00	0.32	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,113.00	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,112.20	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2050 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,110.10	$2.23	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,112.10	0.64	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,110.20	2.71	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,111.50	1.38	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,112.00	0.32	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,112.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,112.90	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	19

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multimanager 2045 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,110.00	$2.23	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,111.60	0.64	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,109.50	2.71	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,111.30	1.44	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R5	Actual expenses/actual returns	1,000.00	1,112.20	0.32	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,112.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,112.40	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2040 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,107.70	$2.23	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,110.20	0.64	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,107.40	2.71	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,109.30	1.38	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,110.10	0.32	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,110.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,109.40	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2035 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,102.40	$2.23	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,104.40	0.64	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,102.70	2.70	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,103.50	1.27	0.24%
	Hypothetical example	1,000.00	1,024.00	1.22	0.24%
Class R5	Actual expenses/actual returns	1,000.00	1,104.90	0.32	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,105.90	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,104.90	0.27	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
20	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multimanager 2030 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,095.60	$2.22	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,097.60	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,094.60	2.69	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,097.00	1.37	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,097.70	0.32	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,098.60	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,097.60	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2025 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,085.60	$2.21	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,087.90	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,085.40	2.47	0.47%
	Hypothetical example	1,000.00	1,022.80	2.40	0.47%
Class R4	Actual expenses/actual returns	1,000.00	1,086.90	1.42	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R5	Actual expenses/actual returns	1,000.00	1,088.00	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual expenses/actual returns	1,000.00	1,088.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,087.00	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2020 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,073.90	$2.20	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,075.90	0.58	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class R2	Actual expenses/actual returns	1,000.00	1,074.30	2.20	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class R4	Actual expenses/actual returns	1,000.00	1,075.30	1.31	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual expenses/actual returns	1,000.00	1,076.00	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual expenses/actual returns	1,000.00	1,076.20	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,076.00	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	21

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Multimanager 2015 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,066.90	$2.19	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,069.20	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,067.30	2.24	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,075.00	1.10	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Class R5	Actual expenses/actual returns	1,000.00	1,069.20	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,069.20	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,069.20	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2010 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,060.90	$2.18	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,060.90	0.62	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,059.80	2.23	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,062.10	1.30	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual expenses/actual returns	1,000.00	1,062.10	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual expenses/actual returns	1,000.00	1,063.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,062.00	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
22	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
Subadvisors of Affiliated Underlying Funds
Allianz Global Investors U.S. LLC	(Allianz)
Axiom International Investors LLC	(Axiom)
BCSF Advisors, LP (Bain Capital Credit)	(Bain Capital)
Boston Partners Global Investors, Inc.	(Boston Partners)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Jennison Associates LLC	(Jennison)
Manulife Investment Management (North America) Limited	(MIM NA)
Manulife Investment Management (US) LLC	(MIM US)
Redwood Investment Management, LLC	(Redwood)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
MULTIMANAGER 2065 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.8%
Equity - 89.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	9,928	$665,972
Capital Appreciation, Class NAV, JHF II (Jennison)	17,003	411,127
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	27,608	346,752
Disciplined Value, Class NAV, JHF III (Boston Partners)	19,419	498,086
Disciplined Value International, Class NAV, JHIT (Boston Partners)	32,151	465,871
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	55,591	833,309
Equity Income, Class NAV, JHF II (T. Rowe Price)	33,919	752,660
Financial Industries, Class NAV, JHIT II (MIM US) (B)	7,632	174,095
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	5,600	449,691
International Dynamic Growth, Class NAV, JHIT (Axiom)	4,601	80,377
International Growth, Class NAV, JHF III (Wellington)	7,318	301,961
International Small Company, Class NAV, JHF II (DFA)	16,951	231,550
Mid Cap Stock, Class NAV, JHF II (Wellington)	18,847	553,346
Mid Value, Class NAV, JHF II (T. Rowe Price)	35,471	679,279
Small Cap Growth, Class NAV, JHF II (Redwood)	4,726	130,252
Small Cap Value, Class NAV, JHF II (Wellington)	7,144	172,671
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	242,899	3,636,192
Fixed income - 1.5%
Bond, Class NAV, JHSB (MIM US) (B)	1,730	28,699
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	6,137	57,932
High Yield, Class NAV, JHBT (MIM US) (B)	16,660	57,810
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	2,544	28,929
Alternative and specialty - 3.6%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	14,492	149,119
Health Sciences, Class NAV, JHF II (T. Rowe Price)	25,159	173,850
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	15,770	87,210

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $10,048,488)		$10,966,740
UNAFFILIATED INVESTMENT COMPANIES - 3.4%
Equity - 3.4%
Fidelity 500 Index Fund	328	51,530
Fidelity Emerging Markets Index Fund	16,006	208,715
Fidelity International Index Fund	1,497	76,148
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	23

MULTIMANAGER 2065 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fidelity Small Cap Index Fund	2,019	$58,256

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $376,380)		$394,649
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.8%
U.S. Government - 1.8%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$90,000	52,821
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	87,000	52,536
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	35,000	21,233
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	148,000	83,954

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $201,167)		$210,544
SHORT-TERM INVESTMENTS - 1.1%
Short-term funds - 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	130,093	130,093

TOTAL SHORT-TERM INVESTMENTS (Cost $130,093)		$130,093
Total investments (Cost $10,756,128) - 101.1%		$11,702,026
Other assets and liabilities, net - (1.1%)		(128,379)
TOTAL NET ASSETS - 100.0%		$11,573,647
MULTIMANAGER 2060 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.7%
Equity - 89.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	177,674	$11,918,347
Capital Appreciation, Class NAV, JHF II (Jennison)	305,691	7,391,607
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	494,995	6,217,135
Disciplined Value, Class NAV, JHF III (Boston Partners)	347,632	8,916,753
Disciplined Value International, Class NAV, JHIT (Boston Partners)	576,812	8,358,010
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	989,039	14,825,688
Equity Income, Class NAV, JHF II (T. Rowe Price)	608,525	13,503,169
Financial Industries, Class NAV, JHIT II (MIM US) (B)	136,915	3,123,038
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	100,876	8,100,329
International Dynamic Growth, Class NAV, JHIT (Axiom)	82,876	1,447,841
International Growth, Class NAV, JHF III (Wellington)	131,298	5,417,359
International Small Company, Class NAV, JHF II (DFA)	304,305	4,156,802
Mid Cap Stock, Class NAV, JHF II (Wellington)	339,492	9,967,489
MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Mid Value, Class NAV, JHF II (T. Rowe Price)	636,165	$12,182,556
Small Cap Growth, Class NAV, JHF II (Redwood)	85,132	2,346,235
Small Cap Value, Class NAV, JHF II (Wellington)	128,139	3,097,110
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	4,357,747	65,235,474
Fixed income - 1.5%
Bond, Class NAV, JHSB (MIM US) (B)	31,026	514,715
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	110,099	1,039,332
High Yield, Class NAV, JHBT (MIM US) (B)	298,890	1,037,148
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	45,647	519,009
Alternative and specialty - 3.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	260,098	2,676,410
Health Sciences, Class NAV, JHF II (T. Rowe Price)	451,959	3,123,038
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	282,372	1,561,519

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $154,349,772)		$196,676,113
UNAFFILIATED INVESTMENT COMPANIES - 3.4%
Equity - 3.4%
Fidelity 500 Index Fund	5,882	925,110
Fidelity Emerging Markets Index Fund	282,989	3,690,182
Fidelity International Index Fund	26,844	1,365,565
Fidelity Small Cap Index Fund	36,071	1,041,013

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $5,816,574)		$7,021,870
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	4,248	2,686

TOTAL COMMON STOCKS (Cost $1,807)		$2,686
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.9%
U.S. Government - 1.9%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$1,683,600	988,106
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	1,633,500	986,413
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	650,600	394,693
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	2,788,000	1,581,520

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,868,858)		$3,950,732
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	1,023	1,023
24	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $1,023)	$1,023
Total investments (Cost $164,038,034) - 100.0%	$207,652,424
Other assets and liabilities, net - (0.0%)	(40,197)
TOTAL NET ASSETS - 100.0%	$207,612,227
MULTIMANAGER 2055 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.7%
Equity - 89.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	307,967	$20,658,405
Capital Appreciation, Class NAV, JHF II (Jennison)	529,863	12,812,080
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	856,364	10,755,932
Disciplined Value, Class NAV, JHF III (Boston Partners)	600,705	15,408,084
Disciplined Value International, Class NAV, JHIT (Boston Partners)	996,727	14,442,580
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,714,328	25,697,780
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,051,527	23,333,379
Financial Industries, Class NAV, JHIT II (MIM US) (B)	236,614	5,397,154
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	174,851	14,040,527
International Dynamic Growth, Class NAV, JHIT (Axiom)	143,651	2,509,583
International Growth, Class NAV, JHF III (Wellington)	227,431	9,383,821
International Small Company, Class NAV, JHF II (DFA)	528,380	7,217,667
Mid Cap Stock, Class NAV, JHF II (Wellington)	588,451	17,276,928
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,099,660	21,058,483
Small Cap Growth, Class NAV, JHF II (Redwood)	147,561	4,066,794
Small Cap Value, Class NAV, JHF II (Wellington)	221,423	5,351,783
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	7,557,989	113,143,096
Fixed income - 1.5%
Bond, Class NAV, JHSB (MIM US) (B)	53,612	889,423
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	190,340	1,796,813
High Yield, Class NAV, JHBT (MIM US) (B)	517,132	1,794,448
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	78,878	896,843
Alternative and specialty - 3.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	450,157	4,632,119
MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Alternative and specialty - (continued)
Health Sciences, Class NAV, JHF II (T. Rowe Price)	781,001	$5,396,714
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	489,444	2,706,625

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $262,805,787)		$340,667,061
UNAFFILIATED INVESTMENT COMPANIES - 3.4%
Equity - 3.4%
Fidelity 500 Index Fund	10,171	1,599,609
Fidelity Emerging Markets Index Fund	490,514	6,396,294
Fidelity International Index Fund	46,387	2,359,686
Fidelity Small Cap Index Fund	62,523	1,804,417

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $9,958,012)		$12,160,006
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	12,063	7,627

TOTAL COMMON STOCKS (Cost $5,131)		$7,627
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.9%
U.S. Government - 1.9%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$2,922,700	1,715,335
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	2,835,500	1,712,258
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	1,130,100	685,587
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	4,841,000	2,746,104

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,699,415)		$6,859,284
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	11,457	11,457

TOTAL SHORT-TERM INVESTMENTS (Cost $11,457)		$11,457
Total investments (Cost $279,479,802) - 100.0%		$359,705,435
Other assets and liabilities, net - (0.0%)		(43,406)
TOTAL NET ASSETS - 100.0%		$359,662,029
MULTIMANAGER 2050 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.7%
Equity - 89.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	523,547	$35,119,530
Capital Appreciation, Class NAV, JHF II (Jennison)	900,586	21,776,169
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,458,528	18,319,117
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,022,823	26,235,423
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	25

MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,696,340	$24,579,964
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,913,117	43,667,620
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,786,724	39,647,396
Financial Industries, Class NAV, JHIT II (MIM US) (B)	402,715	9,185,925
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	297,500	23,889,276
International Dynamic Growth, Class NAV, JHIT (Axiom)	244,054	4,263,621
International Growth, Class NAV, JHF III (Wellington)	386,122	15,931,412
International Small Company, Class NAV, JHF II (DFA)	897,812	12,264,118
Mid Cap Stock, Class NAV, JHF II (Wellington)	999,906	29,357,234
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,871,614	35,841,413
Small Cap Growth, Class NAV, JHF II (Redwood)	250,756	6,910,831
Small Cap Value, Class NAV, JHF II (Wellington)	378,354	9,144,818
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	12,816,281	191,859,720
Fixed income - 1.5%
Bond, Class NAV, JHSB (MIM US) (B)	91,247	1,513,793
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	323,804	3,056,710
High Yield, Class NAV, JHBT (MIM US) (B)	879,045	3,050,286
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	134,250	1,526,422
Alternative and specialty - 3.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	764,607	7,867,803
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,331,127	9,198,089
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	831,654	4,599,044

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $432,401,907)		$578,805,734
UNAFFILIATED INVESTMENT COMPANIES - 3.4%
Equity - 3.4%
Fidelity 500 Index Fund	17,382	2,733,672
Fidelity Emerging Markets Index Fund	833,236	10,865,394
Fidelity International Index Fund	78,998	4,018,610
Fidelity Small Cap Index Fund	106,238	3,066,030

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $16,889,472)		$20,683,706
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	24,454	15,461

TOTAL COMMON STOCKS (Cost $10,402)		$15,461
MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.9%
U.S. Government - 1.9%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$4,955,000	$2,908,094
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	4,808,400	2,903,622
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	1,915,400	1,161,998
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	8,208,000	4,656,067

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $11,351,939)		$11,629,781
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	99,725	99,725

TOTAL SHORT-TERM INVESTMENTS (Cost $99,725)		$99,725
Total investments (Cost $460,753,445) - 100.0%		$611,234,407
Other assets and liabilities, net - (0.0%)		(38,568)
TOTAL NET ASSETS - 100.0%		$611,195,839
MULTIMANAGER 2045 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 94.6%
Equity - 88.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	862,925	$57,884,999
Capital Appreciation, Class NAV, JHF II (Jennison)	1,484,275	35,889,779
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,431,918	30,544,893
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,685,603	43,235,713
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,818,022	40,833,133
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,750,721	71,213,306
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,944,733	65,343,622
Financial Industries, Class NAV, JHIT II (MIM US) (B)	668,805	15,255,441
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	485,743	39,005,183
International Dynamic Growth, Class NAV, JHIT (Axiom)	405,510	7,084,259
International Growth, Class NAV, JHF III (Wellington)	641,495	26,468,092
International Small Company, Class NAV, JHF II (DFA)	1,489,943	20,352,628
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,632,589	47,932,810
Mid Value, Class NAV, JHF II (T. Rowe Price)	3,063,857	58,672,866
Small Cap Growth, Class NAV, JHF II (Redwood)	408,780	11,265,969
Small Cap Value, Class NAV, JHF II (Wellington)	614,304	14,847,719
26	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2045 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	21,250,470	$318,119,537
Fixed income - 1.9%
Bond, Class NAV, JHSB (MIM US) (B)	151,477	2,513,005
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	860,407	8,122,245
High Yield, Class NAV, JHBT (MIM US) (B)	1,605,853	5,572,308
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	223,044	2,536,006
Alternative and specialty - 3.8%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,268,510	13,052,966
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	225,918	2,534,801
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,210,793	15,276,580
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,381,246	7,638,290

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $644,651,347)		$961,196,150
UNAFFILIATED INVESTMENT COMPANIES - 3.3%
Equity - 3.3%
Fidelity 500 Index Fund	28,325	4,454,651
Fidelity Emerging Markets Index Fund	1,358,647	17,716,760
Fidelity International Index Fund	131,493	6,689,064
Fidelity Small Cap Index Fund	176,445	5,092,193

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $27,225,672)		$33,952,668
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	45,339	28,665

TOTAL COMMON STOCKS (Cost $19,285)		$28,665
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.0%
U.S. Government - 2.0%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$8,870,500	5,206,104
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	8,609,000	5,198,669
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	3,429,200	2,080,361
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	14,697,000	8,337,015

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $20,099,207)		$20,822,149
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	687,229	687,229

TOTAL SHORT-TERM INVESTMENTS (Cost $687,229)		$687,229
Total investments (Cost $692,682,740) - 100.0%		$1,016,686,861
Other assets and liabilities, net - (0.0%)		(71,338)
TOTAL NET ASSETS - 100.0%		$1,016,615,523
MULTIMANAGER 2040 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 92.3%
Equity - 81.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	862,821	$57,878,021
Capital Appreciation, Class NAV, JHF II (Jennison)	1,455,945	35,204,752
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,753,559	22,024,702
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,643,647	42,159,555
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,695,820	39,062,436
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,342,398	65,092,546
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,978,918	66,102,183
Financial Industries, Class NAV, JHIT II (MIM US) (B)	716,727	16,348,541
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	379,404	5,501,364
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	465,663	37,392,718
Global Equity, Class NAV, JHF II (MIM US) (B)	352,932	5,456,332
International Dynamic Growth, Class NAV, JHIT (Axiom)	285,505	4,987,765
International Growth, Class NAV, JHF III (Wellington)	649,724	26,807,606
International Small Company, Class NAV, JHF II (DFA)	1,622,210	22,159,393
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,519,890	44,623,984
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,853,035	54,635,628
Small Cap Growth, Class NAV, JHF II (Redwood)	362,761	9,997,697
Small Cap Value, Class NAV, JHF II (Wellington)	547,595	13,235,377
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	21,813,019	326,540,891
Fixed income - 6.2%
Bond, Class NAV, JHSB (MIM US) (B)	1,343,043	22,281,080
Core Bond, Class NAV, JHF II (Wells Capital)	693,113	9,128,304
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,746,381	16,485,839
High Yield, Class NAV, JHBT (MIM US) (B)	3,948,172	13,700,158
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	569,751	6,478,065
Alternative and specialty - 5.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,631,323	16,786,312
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	1,352,938	15,179,969
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,369,378	16,372,403
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,483,201	8,202,102

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $692,102,257)		$1,019,825,723
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	27

MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

UNAFFILIATED INVESTMENT COMPANIES - 3.5%
Equity - 3.5%
Fidelity 500 Index Fund	43,973	$6,915,669
Fidelity Emerging Markets Index Fund	1,080,512	14,089,880
Fidelity International Index Fund	240,180	12,217,953
Fidelity Small Cap Index Fund	192,029	5,541,961

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $30,451,155)		$38,765,463
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	49,809	31,491

TOTAL COMMON STOCKS (Cost $21,187)		$31,491
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.1%
U.S. Government - 4.1%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$19,255,600	11,301,128
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	18,686,900	11,284,354
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	7,442,300	4,514,951
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	31,903,000	18,097,285

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $43,823,897)		$45,197,718
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	639,795	639,795

TOTAL SHORT-TERM INVESTMENTS (Cost $639,795)		$639,795
Total investments (Cost $767,038,291) - 100.0%		$1,104,460,190
Other assets and liabilities, net - (0.0%)		(57,958)
TOTAL NET ASSETS - 100.0%		$1,104,402,232
MULTIMANAGER 2035 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 91.0%
Equity - 72.2%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	915,942	$61,441,389
Capital Appreciation, Class NAV, JHF II (Jennison)	1,530,383	37,004,667
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,469,042	31,011,164
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,668,654	42,800,983
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,827,191	40,966,002
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,339,240	65,045,209
Equity Income, Class NAV, JHF II (T. Rowe Price)	3,239,362	71,881,439
MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Financial Industries, Class NAV, JHIT II (MIM US) (B)	721,778	$16,463,768
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	477,334	6,921,338
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	464,995	37,339,110
Global Equity, Class NAV, JHF II (MIM US) (B)	537,002	8,302,058
International Dynamic Growth, Class NAV, JHIT (Axiom)	213,698	3,733,301
International Growth, Class NAV, JHF III (Wellington)	716,585	29,566,313
International Small Company, Class NAV, JHF II (DFA)	1,773,155	24,221,292
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,534,302	45,047,099
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,853,866	54,651,526
Small Cap Growth, Class NAV, JHF II (Redwood)	344,560	9,496,074
Small Cap Value, Class NAV, JHF II (Wellington)	514,569	12,437,124
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	23,066,323	345,302,848
Fixed income - 12.4%
Bond, Class NAV, JHSB (MIM US) (B)	3,071,390	50,954,367
Core Bond, Class NAV, JHF II (Wells Capital)	2,440,373	32,139,709
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	3,185,005	30,066,451
High Yield, Class NAV, JHBT (MIM US) (B)	7,708,679	26,749,116
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,889,964	21,488,892
Alternative and specialty - 6.4%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	2,068,121	21,280,963
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	3,391,512	38,052,764
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,400,938	16,590,479
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,500,043	8,295,239

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $830,191,764)		$1,189,250,684
UNAFFILIATED INVESTMENT COMPANIES - 3.1%
Equity - 3.1%
Fidelity 500 Index Fund	29,211	4,594,069
Fidelity Emerging Markets Index Fund	769,424	10,033,289
Fidelity International Index Fund	380,401	19,350,983
Fidelity Small Cap Index Fund	228,119	6,583,523

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $31,974,732)		$40,561,864
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	52,909	33,451

TOTAL COMMON STOCKS (Cost $22,505)		$33,451
28	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.8%
U.S. Government - 5.8%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$32,551,400	$19,104,445
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	31,589,100	19,075,533
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	12,580,900	7,632,338
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	53,932,000	30,593,448

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $74,047,381)		$76,405,764
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	662,068	662,068

TOTAL SHORT-TERM INVESTMENTS (Cost $662,068)		$662,068
Total investments (Cost $936,898,450) - 100.0%		$1,306,913,831
Other assets and liabilities, net - (0.0%)		(251,649)
TOTAL NET ASSETS - 100.0%		$1,306,662,182
MULTIMANAGER 2030 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.6%
Equity - 61.8%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	796,445	$53,425,562
Capital Appreciation, Class NAV, JHF II (Jennison)	1,237,892	29,932,238
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,446,983	43,294,102
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,436,587	36,848,459
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,617,906	37,933,461
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	3,791,945	56,841,250
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,835,267	62,914,565
Financial Industries, Class NAV, JHIT II (MIM US) (B)	778,939	17,767,591
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,103,957	16,007,377
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	369,040	29,633,898
Global Equity, Class NAV, JHF II (MIM US) (B)	1,135,898	17,560,976
International Dynamic Growth, Class NAV, JHIT (Axiom)	272,991	4,769,149
International Growth, Class NAV, JHF III (Wellington)	646,721	26,683,702
International Small Company, Class NAV, JHF II (DFA)	1,909,076	26,077,976
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,421,618	41,738,706
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,652,200	50,789,635
MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Small Cap Growth, Class NAV, JHF II (Redwood)	293,697	$8,094,283
Small Cap Value, Class NAV, JHF II (Wellington)	437,792	10,581,436
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	23,139,510	346,398,463
Fixed income - 19.8%
Bond, Class NAV, JHSB (MIM US) (B)	4,164,859	69,095,007
Core Bond, Class NAV, JHF II (Wells Capital)	4,194,823	55,245,821
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	5,041,200	47,588,928
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,919,144	15,928,897
High Yield, Class NAV, JHBT (MIM US) (B)	11,538,532	40,038,707
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,083,752	10,880,874
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	4,772,324	54,261,323
Alternative and specialty - 8.0%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	2,464,996	25,364,804
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	5,894,965	66,141,511
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,590,473	17,900,168
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,625,435	8,988,654

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $961,365,150)		$1,328,727,523
UNAFFILIATED INVESTMENT COMPANIES - 2.6%
Equity - 2.6%
Fidelity Emerging Markets Index Fund	546,166	7,122,011
Fidelity International Index Fund	478,781	24,355,607
Fidelity Small Cap Index Fund	259,548	7,490,545

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $31,045,427)		$38,968,163
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	59,458	37,591

TOTAL COMMON STOCKS (Cost $25,291)		$37,591
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.7%
U.S. Government - 7.7%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$1,062,587	1,102,337
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	2,876,909	3,086,795
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	3,474,321	3,749,326
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	807,854	882,549
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	45,159,900	26,504,385
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	43,824,400	26,463,995
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	29

MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	17,451,800	$10,587,322
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	74,821,000	42,442,935

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $111,561,984)		$114,819,644
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	794,373	794,373

TOTAL SHORT-TERM INVESTMENTS (Cost $794,373)		$794,373
Total investments (Cost $1,104,792,225) - 100.0%		$1,483,347,294
Other assets and liabilities, net - (0.0%)		(77,645)
TOTAL NET ASSETS - 100.0%		$1,483,269,649
MULTIMANAGER 2025 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.0%
Equity - 50.5%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	454,241	$30,470,495
Capital Appreciation, Class NAV, JHF II (Jennison)	651,041	15,742,162
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,997,312	50,206,235
Disciplined Value, Class NAV, JHF III (Boston Partners)	848,974	21,776,181
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,016,933	29,225,358
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,215,794	33,214,753
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,721,746	38,205,549
Financial Industries, Class NAV, JHIT II (MIM US) (B)	629,073	14,349,146
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,409,353	20,435,620
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	143,224	11,500,912
Global Equity, Class NAV, JHF II (MIM US) (B)	1,404,035	21,706,374
International Dynamic Growth, Class NAV, JHIT (Axiom)	231,664	4,047,170
International Growth, Class NAV, JHF III (Wellington)	487,098	20,097,662
International Small Company, Class NAV, JHF II (DFA)	1,490,337	20,357,998
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,007,551	29,581,686
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,895,500	36,298,824
Small Cap Growth, Class NAV, JHF II (Redwood)	286,952	7,908,404
Small Cap Value, Class NAV, JHF II (Wellington)	431,106	10,419,824
MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	17,834,259	$266,978,862
Fixed income - 29.2%
Bond, Class NAV, JHSB (MIM US) (B)	5,326,278	88,362,949
Core Bond, Class NAV, JHF II (Wells Capital)	5,148,067	67,800,037
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	5,597,286	52,838,379
Floating Rate Income, Class NAV, JHF II (Bain Capital)	3,054,320	25,350,859
High Yield, Class NAV, JHBT (MIM US) (B)	13,252,079	45,984,714
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	3,504,907	35,189,265
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	6,936,070	78,863,118
Alternative and specialty - 9.3%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	2,369,903	24,386,299
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	7,179,128	80,549,813
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,079,420	14,368,791
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,300,752	7,193,159

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $914,672,633)		$1,203,410,598
UNAFFILIATED INVESTMENT COMPANIES - 1.7%
Equity - 1.7%
Fidelity Emerging Markets Index Fund	463,571	6,044,968
Fidelity International Index Fund	331,221	16,849,217

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $18,728,537)		$22,894,185
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	43,019	27,198

TOTAL COMMON STOCKS (Cost $18,298)		$27,198
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.2%
U.S. Government - 9.2%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$3,436,993	3,565,567
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	9,312,032	9,991,398
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	11,240,018	12,129,706
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,613,096	2,854,706
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	40,749,100	23,915,682
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	39,543,500	23,878,912
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	15,748,800	9,554,179
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	67,514,000	38,297,969

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $120,808,012)		$124,188,119
30	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	951,528	$951,528

TOTAL SHORT-TERM INVESTMENTS (Cost $951,528)		$951,528
Total investments (Cost $1,055,179,008) - 100.0%		$1,351,471,628
Other assets and liabilities, net - (0.0%)		(134,415)
TOTAL NET ASSETS - 100.0%		$1,351,337,213
MULTIMANAGER 2020 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.4%
Equity - 39.2%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	101,602	$6,815,431
Capital Appreciation, Class NAV, JHF II (Jennison)	109,076	2,637,469
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,459,841	30,895,608
Disciplined Value, Class NAV, JHF III (Boston Partners)	108,843	2,791,823
Disciplined Value International, Class NAV, JHIT (Boston Partners)	809,518	11,729,919
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	908,567	13,619,423
Equity Income, Class NAV, JHF II (T. Rowe Price)	438,666	9,733,992
Financial Industries, Class NAV, JHIT II (MIM US) (B)	331,450	7,560,383
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	799,277	11,589,520
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	70,542	5,664,518
Global Equity, Class NAV, JHF II (MIM US) (B)	781,382	12,080,171
Global Shareholder Yield, Class NAV, JHF III (Epoch)	461,276	5,765,955
International Dynamic Growth, Class NAV, JHIT (Axiom)	243,172	4,248,218
International Growth, Class NAV, JHF III (Wellington)	130,113	5,368,451
International Small Company, Class NAV, JHF II (DFA)	695,947	9,506,635
Mid Cap Stock, Class NAV, JHF II (Wellington)	427,146	12,541,014
Mid Value, Class NAV, JHF II (T. Rowe Price)	802,951	15,376,519
Small Cap Growth, Class NAV, JHF II (Redwood)	120,161	3,311,637
Small Cap Value, Class NAV, JHF II (Wellington)	180,241	4,356,434
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	8,051,416	120,529,692
MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 39.8%
Bond, Class NAV, JHSB (MIM US) (B)	4,264,150	$70,742,255
Core Bond, Class NAV, JHF II (Wells Capital)	4,674,823	61,567,419
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	3,682,986	34,767,390
Floating Rate Income, Class NAV, JHF II (Bain Capital)	2,440,802	20,258,660
High Yield, Class NAV, JHBT (MIM US) (B)	8,909,768	30,916,895
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	3,353,341	33,667,548
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	4,309,230	48,995,947
Alternative and specialty - 10.4%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,367,301	14,069,523
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	4,757,274	53,376,610
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,098,160	7,588,288
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	689,442	3,812,615

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $541,347,237)		$675,885,962
UNAFFILIATED INVESTMENT COMPANIES - 1.2%
Equity - 1.2%
Fidelity International Index Fund	181,754	9,245,829

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $7,566,454)		$9,245,829
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	19,966	12,623

TOTAL COMMON STOCKS (Cost $8,493)		$12,623
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.3%
U.S. Government - 9.3%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$3,304,729	3,428,355
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	8,953,992	9,607,237
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	10,807,831	11,663,310
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,513,668	2,746,084
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	18,266,300	10,720,507
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	17,726,400	10,704,342
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	7,060,300	4,283,207
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	30,264,000	17,167,546

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $68,476,472)		$70,320,588
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	682,914	682,914
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	31

MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $682,914)	$682,914
Total investments (Cost $618,081,570) - 100.0%	$756,147,916
Other assets and liabilities, net - (0.0%)	(67,253)
TOTAL NET ASSETS - 100.0%	$756,080,663
MULTIMANAGER 2015 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.7%
Equity - 34.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	36,804	$2,468,787
Capital Appreciation, Class NAV, JHF II (Jennison)	46,824	1,132,195
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	823,890	10,348,058
Disciplined Value, Class NAV, JHF III (Boston Partners)	43,491	1,115,551
Disciplined Value International, Class NAV, JHIT (Boston Partners)	278,375	4,033,657
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	191,483	2,870,325
Equity Income, Class NAV, JHF II (T. Rowe Price)	172,797	3,834,358
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	271,091	3,930,823
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	37,288	2,994,225
Global Equity, Class NAV, JHF II (MIM US) (B)	275,679	4,262,004
Global Shareholder Yield, Class NAV, JHF III (Epoch)	202,348	2,529,349
International Dynamic Growth, Class NAV, JHIT (Axiom)	65,093	1,137,179
International Growth, Class NAV, JHF III (Wellington)	51,024	2,105,239
International Small Company, Class NAV, JHF II (DFA)	193,202	2,639,137
Mid Cap Stock, Class NAV, JHF II (Wellington)	108,253	3,178,323
Mid Value, Class NAV, JHF II (T. Rowe Price)	203,827	3,903,283
Small Cap Growth, Class NAV, JHF II (Redwood)	29,154	803,473
Small Cap Value, Class NAV, JHF II (Wellington)	44,135	1,066,737
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,421,741	36,253,467
Fixed income - 46.5%
Bond, Class NAV, JHSB (MIM US) (B)	1,734,284	28,771,767
Core Bond, Class NAV, JHF II (Wells Capital)	1,902,670	25,058,170
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,358,708	12,826,205
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,108,328	9,199,121
High Yield, Class NAV, JHBT (MIM US) (B)	3,312,091	11,492,954
MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,665,086	$16,717,465
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,622,046	18,442,668
Alternative and specialty - 8.8%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	457,806	4,710,822
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	1,645,818	18,466,075

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $193,034,797)		$236,291,417
UNAFFILIATED INVESTMENT COMPANIES - 0.9%
Equity - 0.9%
Fidelity International Index Fund	47,432	2,412,841

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $1,936,805)		$2,412,841
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	5,942	3,757

TOTAL COMMON STOCKS (Cost $2,528)		$3,757
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.4%
U.S. Government - 9.4%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$1,646,481	1,708,074
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	4,460,524	4,785,944
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	5,384,988	5,811,229
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	1,252,173	1,367,951
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	4,741,500	2,782,790
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	4,601,300	2,778,561
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	1,832,600	1,111,766
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	7,855,000	4,455,825

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $24,120,188)		$24,802,140
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	1,023	1,023

TOTAL SHORT-TERM INVESTMENTS (Cost $1,023)		$1,023
Total investments (Cost $219,095,341) - 100.0%		$263,511,178
Other assets and liabilities, net - (0.0%)		(54,687)
TOTAL NET ASSETS - 100.0%		$263,456,491
32	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2010 LIFETIME PORTFOLIO

As of 8-31-21
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.0%
Equity - 28.1%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	16,444	$1,103,032
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	557,956	7,007,928
Disciplined Value International, Class NAV, JHIT (Boston Partners)	174,686	2,531,194
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	46,283	693,782
Equity Income, Class NAV, JHF II (T. Rowe Price)	71,706	1,591,166
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	167,983	2,435,758
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	25,691	2,063,005
Global Equity, Class NAV, JHF II (MIM US) (B)	178,818	2,764,534
Global Shareholder Yield, Class NAV, JHF III (Epoch)	168,595	2,107,435
International Dynamic Growth, Class NAV, JHIT (Axiom)	40,530	708,051
International Growth, Class NAV, JHF III (Wellington)	31,646	1,305,721
International Small Company, Class NAV, JHF II (DFA)	98,327	1,343,150
Mid Cap Stock, Class NAV, JHF II (Wellington)	46,485	1,364,811
Mid Value, Class NAV, JHF II (T. Rowe Price)	87,219	1,670,244
Small Cap Value, Class NAV, JHF II (Wellington)	29,997	725,023
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,394,412	20,874,344
Fixed income - 52.6%
Bond, Class NAV, JHSB (MIM US) (B)	1,289,125	21,386,584
Core Bond, Class NAV, JHF II (Wells Capital)	1,484,871	19,555,754
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	970,369	9,160,284
Floating Rate Income, Class NAV, JHF II (Bain Capital)	925,662	7,682,998
High Yield, Class NAV, JHBT (MIM US) (B)	2,381,801	8,264,851
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,462,749	14,686,004
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,171,277	13,317,424
Alternative and specialty - 9.3%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	404,778	4,165,168
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	1,117,297	12,536,068

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $136,787,291)		$161,044,313
UNAFFILIATED INVESTMENT COMPANIES - 0.7%
Equity - 0.7%
Fidelity International Index Fund	26,771	1,361,859

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $1,023,116)		$1,361,859
MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	2,849	$1,801

TOTAL COMMON STOCKS (Cost $1,212)		$1,801
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.3%
U.S. Government - 9.3%
U.S. Treasury Inflation Protected Security, 0.125%, 01/15/2023	$1,450,202	1,504,452
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	3,927,466	4,213,997
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	4,740,387	5,115,606
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	1,100,960	1,202,756
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	1,935,600	1,136,005
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	1,877,600	1,133,816
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	747,800	453,661
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	3,206,000	1,818,634

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $16,192,300)		$16,578,927
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	1,025	1,025

TOTAL SHORT-TERM INVESTMENTS (Cost $1,025)		$1,025
Total investments (Cost $154,004,944) - 100.0%		$178,987,925
Other assets and liabilities, net - (0.0%)		(46,637)
TOTAL NET ASSETS - 100.0%		$178,941,288
Percentages are based upon net assets.
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHF II	John Hancock Funds II
JHF III	John Hancock Funds III
JHIT	John Hancock Investment Trust
JHIT II	John Hancock Investment Trust II
JHSB	John Hancock Sovereign Bond Fund
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	The rate shown is the annualized seven-day yield as of 8-31-21.
(E)	Restricted security as to resale.
(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	33

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$735,286	$10,976,311	$19,038,374	$32,428,673
Affiliated investments, at value	10,966,740	196,676,113	340,667,061	578,805,734
Total investments, at value	11,702,026	207,652,424	359,705,435	611,234,407
Dividends and interest receivable	578	12,426	23,770	42,325
Receivable for fund shares sold	2,815	12,559	31,029	84,974
Receivable for investments sold	—	571,388	682,841	1,882,608
Receivable from affiliates	708	1,885	2,751	4,147
Other assets	65,350	42,540	46,297	49,094
Total assets	11,771,477	208,293,222	360,492,123	613,297,555
Liabilities
Due to custodian	—	165	—	—
Payable for investments purchased	3,350	10,524	18,218	30,915
Payable for fund shares repurchased	23	583,786	713,057	1,950,135
Payable to affiliates
Accounting and legal services fees	370	7,859	13,771	23,308
Transfer agent fees	23	1,245	3,881	9,876
Distribution and service fees	—	147	270	1,308
Trustees’ fees	2	52	92	155
Other liabilities and accrued expenses	194,062	77,217	80,805	86,019
Total liabilities	197,830	680,995	830,094	2,101,716
Net assets	$11,573,647	$207,612,227	$359,662,029	$611,195,839
Net assets consist of
Paid-in capital	$10,589,781	$155,122,516	$263,630,032	$433,895,333
Total distributable earnings (loss)	983,866	52,489,711	96,031,997	177,300,506
Net assets	$11,573,647	$207,612,227	$359,662,029	$611,195,839
Unaffiliated investments, at cost	$707,640	$9,688,262	$16,674,015	$28,351,538
Affiliated investments, at cost	10,048,488	154,349,772	262,805,787	432,401,907
Total investments, at cost	10,756,128	164,038,034	279,479,802	460,753,445
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A
Net assets	$145,974	$12,112,672	$38,648,633	$99,779,057
Shares outstanding	10,750	741,469	2,663,353	6,465,521
Net asset value and redemption price per share	$13.58	$16.34	$14.51	$15.43
Class I
Net assets	$68,036	$66,360	$135,477	$187,137
Shares outstanding	5,000	4,048	9,304	12,089
Net asset value, offering price and redemption price per share	$13.61	$16.39	$14.56	$15.48
Class R2
Net assets	$67,970	$646,395	$1,053,651	$5,393,353
Shares outstanding	5,000	39,593	72,683	349,791
Net asset value, offering price and redemption price per share	$13.59	$16.33	$14.50	$15.42
Class R4
Net assets	$68,015	$152,306	$59,412	$1,475,762
Shares outstanding	5,000	9,305	4,082	95,526
Net asset value, offering price and redemption price per share	$13.60	$16.37	$14.55	$15.45
Class R5
Net assets	$68,087	$424,327	$1,336,520	$862,613
Shares outstanding	5,000	25,891	91,694	55,673
Net asset value, offering price and redemption price per share	$13.62	$16.39	$14.58	$15.49
Class R6
Net assets	$196,911	$10,594,403	$25,448,858	$43,702,545
Shares outstanding	14,459	645,609	1,745,968	2,819,032
Net asset value, offering price and redemption price per share	$13.62	$16.41	$14.58	$15.50
Class 1
Net assets	$10,958,654	$183,615,764	$292,979,478	$459,795,372
Shares outstanding	805,212	11,196,880	20,111,391	29,709,754
Net asset value, offering price and redemption price per share	$13.61	$16.40	$14.57	$15.48
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[1]	$14.29	$17.20	$15.27	$16.24

[1]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
34	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

Continued

	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$55,490,711	$84,634,467	$117,663,147	$154,619,771
Affiliated investments, at value	961,196,150	1,019,825,723	1,189,250,684	1,328,727,523
Total investments, at value	1,016,686,861	1,104,460,190	1,306,913,831	1,483,347,294
Dividends and interest receivable	85,663	210,167	426,224	746,481
Receivable for fund shares sold	72,073	64,091	93,932	72,562
Receivable for investments sold	2,575,474	946,153	1,323,450	1,091,468
Receivable from affiliates	6,987	7,556	8,441	10,418
Other assets	51,971	55,383	60,571	64,826
Total assets	1,019,479,029	1,105,743,540	1,308,826,449	1,485,333,049
Liabilities
Payable for investments purchased	64,273	186,643	399,937	713,347
Payable for fund shares repurchased	2,645,940	992,929	1,586,745	1,156,535
Payable to affiliates
Accounting and legal services fees	38,897	42,473	49,971	56,735
Transfer agent fees	17,619	20,752	23,841	28,781
Distribution and service fees	1,625	1,698	2,462	2,956
Trustees’ fees	259	283	333	378
Other liabilities and accrued expenses	94,893	96,530	100,978	104,668
Total liabilities	2,863,506	1,341,308	2,164,267	2,063,400
Net assets	$1,016,615,523	$1,104,402,232	$1,306,662,182	$1,483,269,649
Net assets consist of
Paid-in capital	$649,286,564	$719,213,319	$874,490,913	$1,030,189,615
Total distributable earnings (loss)	367,328,959	385,188,913	432,171,269	453,080,034
Net assets	$1,016,615,523	$1,104,402,232	$1,306,662,182	$1,483,269,649
Unaffiliated investments, at cost	$48,031,393	$74,936,034	$106,706,686	$143,427,075
Affiliated investments, at cost	644,651,347	692,102,257	830,191,764	961,365,150
Total investments, at cost	692,682,740	767,038,291	936,898,450	1,104,792,225
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A
Net assets	$180,068,641	$210,327,352	$243,657,751	$290,841,902
Shares outstanding	13,119,956	15,155,091	18,096,047	22,645,014
Net asset value and redemption price per share	$13.72	$13.88	$13.46	$12.84
Class I
Net assets	$268,106	$1,468,382	$99,555	$1,753,832
Shares outstanding	19,370	104,920	7,352	136,805
Net asset value, offering price and redemption price per share	$13.84	$14.00	$13.54	$12.82
Class R2
Net assets	$7,059,590	$7,441,898	$10,905,104	$12,297,257
Shares outstanding	512,249	534,754	806,234	965,714
Net asset value, offering price and redemption price per share	$13.78	$13.92	$13.53	$12.73
Class R4
Net assets	$262,143	$387,337	$128,117	$844,556
Shares outstanding	19,027	27,866	9,461	66,075
Net asset value, offering price and redemption price per share	$13.78	$13.90	$13.54	$12.78
Class R5
Net assets	$3,008,745	$2,404,140	$4,223,243	$6,770,062
Shares outstanding	216,751	171,539	310,799	528,587
Net asset value, offering price and redemption price per share	$13.88	$14.02	$13.59	$12.81
Class R6
Net assets	$60,389,284	$70,130,191	$80,487,571	$89,308,269
Shares outstanding	4,360,652	5,016,696	5,927,997	6,972,541
Net asset value, offering price and redemption price per share	$13.85	$13.98	$13.58	$12.81
Class 1
Net assets	$765,559,014	$812,242,932	$967,160,841	$1,081,453,771
Shares outstanding	55,235,701	58,038,646	71,165,904	84,367,634
Net asset value, offering price and redemption price per share	$13.86	$13.99	$13.59	$12.82
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[1]	$14.44	$14.61	$14.17	$13.52

[1]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	35

STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

Continued

	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$148,061,030	$80,261,954	$27,219,761	$17,943,612
Affiliated investments, at value	1,203,410,598	675,885,962	236,291,417	161,044,313
Total investments, at value	1,351,471,628	756,147,916	263,511,178	178,987,925
Dividends and interest receivable	983,773	711,012	286,144	215,754
Receivable for fund shares sold	67,994	11,667	36,777	27,740
Receivable for investments sold	1,836,825	331,533	47,951	88,629
Receivable from affiliates	9,795	6,043	2,543	1,976
Other assets	64,008	50,867	37,664	36,753
Total assets	1,354,434,023	757,259,038	263,922,257	179,358,777
Liabilities
Payable for investments purchased	951,705	690,563	277,897	209,935
Payable for fund shares repurchased	1,960,970	341,355	84,877	116,734
Payable to affiliates
Accounting and legal services fees	51,800	29,467	10,434	6,909
Transfer agent fees	26,754	22,828	10,641	5,146
Distribution and service fees	2,466	1,634	497	163
Trustees’ fees	346	197	69	46
Other liabilities and accrued expenses	102,769	92,331	81,351	78,556
Total liabilities	3,096,810	1,178,375	465,766	417,489
Net assets	$1,351,337,213	$756,080,663	$263,456,491	$178,941,288
Net assets consist of
Paid-in capital	$980,149,721	$570,194,726	$205,408,286	$147,156,993
Total distributable earnings (loss)	371,187,492	185,885,937	58,048,205	31,784,295
Net assets	$1,351,337,213	$756,080,663	$263,456,491	$178,941,288
Unaffiliated investments, at cost	$140,506,375	$76,734,333	$26,060,544	$17,217,653
Affiliated investments, at cost	914,672,633	541,347,237	193,034,797	136,787,291
Total investments, at cost	1,055,179,008	618,081,570	219,095,341	154,004,944
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A
Net assets	$270,306,881	$234,516,041	$109,060,851	$52,276,442
Shares outstanding	22,216,219	21,517,851	11,207,539	5,555,448
Net asset value and redemption price per share	$12.17	$10.90	$9.73	$9.41
Class I
Net assets	$2,701,235	$446,353	$862,535	$452,382
Shares outstanding	222,723	40,859	88,543	48,058
Net asset value, offering price and redemption price per share	$12.13	$10.92	$9.74	$9.41
Class R2
Net assets	$13,021,436	$6,093,312	$2,331,344	$568,178
Shares outstanding	1,078,862	562,213	241,165	60,490
Net asset value, offering price and redemption price per share	$12.07	$10.84	$9.67	$9.39
Class R4
Net assets	$698,409	$599,383	$10,476	$65,809
Shares outstanding	57,576	55,262	1,074	6,997
Net asset value, offering price and redemption price per share	$12.13	$10.85	$9.75	$9.41
Class R5
Net assets	$4,854,579	$8,917,347	$262,463	$701,139
Shares outstanding	400,606	818,240	26,971	74,470
Net asset value, offering price and redemption price per share	$12.12	$10.90	$9.73	$9.42
Class R6
Net assets	$70,691,581	$33,944,067	$12,106,608	$10,912,741
Shares outstanding	5,836,209	3,120,845	1,243,001	1,157,578
Net asset value, offering price and redemption price per share	$12.11	$10.88	$9.74	$9.43
Class 1
Net assets	$989,063,092	$471,564,160	$138,822,214	$113,964,597
Shares outstanding	81,581,296	43,281,042	14,260,568	12,094,858
Net asset value, offering price and redemption price per share	$12.12	$10.90	$9.73	$9.42
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[1]	$12.81	$11.47	$10.24	$9.91

[1]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
36	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-21

	Multimanager 2065 Lifetime Portfolio[1]	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$18,312	$1,706,407	$3,164,148	$5,474,896
Interest	1,514	50,894	93,857	161,286
Dividends from unaffiliated investments	871	82,389	152,885	266,253
Other income received from advisor	5,277	219,000	367,991	575,627
Total investment income	25,974	2,058,690	3,778,881	6,478,062
Expenses
Investment management fees	7,805	269,288	490,742	840,349
Distribution and service fees	2,965	111,242	238,642	506,050
Accounting and legal services fees	738	25,938	47,027	80,400
Transfer agent fees	271	11,395	38,239	104,560
Trustees’ fees	210	2,979	5,481	9,394
Custodian fees	34,060	35,469	35,471	35,474
State registration fees	107,467	102,975	103,173	107,956
Printing and postage	16,952	19,367	21,181	24,673
Professional fees	56,987	49,559	53,164	58,861
Other	12,748	18,061	19,911	22,808
Total expenses	240,203	646,273	1,053,031	1,790,525
Less expense reductions	(237,024)	(523,909)	(776,604)	(1,182,123)
Net expenses	3,179	122,364	276,427	608,402
Net investment income	22,795	1,936,326	3,502,454	5,869,660
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(4,022)	232,681	409,757	661,550
Affiliated investments	(20,919)	4,172,014	8,888,872	14,664,029
Capital gain distributions received from unaffiliated investments	12	303	532	901
Capital gain distributions received from affiliated investments	61,910	8,050,569	14,957,961	25,904,002
	36,981	12,455,567	24,257,122	41,230,482
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	27,646	847,375	1,553,094	2,707,703
Affiliated investments	918,252	29,291,900	51,929,428	89,389,372
	945,898	30,139,275	53,482,522	92,097,075
Net realized and unrealized gain	982,879	42,594,842	77,739,644	133,327,557
Increase in net assets from operations	$1,005,674	$44,531,168	$81,242,098	$139,197,217

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	37

STATEMENTS OF OPERATIONS For the year ended 8-31-21

Continued

	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$9,315,507	$10,738,801	$14,710,384	$19,070,086
Interest	277,617	602,408	995,031	1,556,780
Dividends from unaffiliated investments	447,423	566,091	632,696	631,958
Other income received from advisor	1,149,626	1,071,298	969,806	1,201,262
Total investment income	11,190,173	12,978,598	17,307,917	22,460,086
Expenses
Investment management fees	1,416,101	1,680,719	2,134,899	2,558,806
Distribution and service fees	871,870	980,178	1,169,800	1,359,313
Accounting and legal services fees	135,095	147,367	175,230	199,150
Transfer agent fees	189,162	222,182	258,903	310,009
Trustees’ fees	15,849	17,269	20,792	23,830
Custodian fees	35,479	35,480	35,483	35,485
State registration fees	107,111	107,269	109,649	110,775
Printing and postage	27,744	28,153	30,369	31,884
Professional fees	68,227	70,356	75,354	79,627
Other	28,063	29,216	31,878	34,125
Total expenses	2,894,701	3,318,189	4,042,357	4,743,004
Less expense reductions	(1,835,338)	(2,117,646)	(2,615,580)	(3,076,361)
Net expenses	1,059,363	1,200,543	1,426,777	1,666,643
Net investment income	10,130,810	11,778,055	15,881,140	20,793,443
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	592,443	301,029	233,572	26,748
Affiliated investments	16,533,918	23,571,995	38,164,487	48,197,873
Capital gain distributions received from unaffiliated investments	1,505	1,552	1,679	1,660
Capital gain distributions received from affiliated investments	44,096,479	43,941,115	48,354,768	51,323,787
	61,224,345	67,815,691	86,754,506	99,550,068
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	5,124,692	5,986,341	5,301,584	3,246,879
Affiliated investments	158,711,015	159,678,946	163,255,237	155,295,729
	163,835,707	165,665,287	168,556,821	158,542,608
Net realized and unrealized gain	225,060,052	233,480,978	255,311,327	258,092,676
Increase in net assets from operations	$235,190,862	$245,259,033	$271,192,467	$278,886,119
38	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-21

Continued
	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$20,532,217	$14,239,597	$5,502,197	$3,786,925
Interest	2,306,672	1,749,833	748,955	580,275
Dividends from unaffiliated investments	489,189	229,316	64,125	36,676
Other income received from advisor	962,855	562,214	195,563	138,729
Total investment income	24,290,933	16,780,960	6,510,840	4,542,605
Expenses
Investment management fees	2,574,508	1,686,148	625,116	424,483
Distribution and service fees	1,269,758	931,245	400,062	207,087
Accounting and legal services fees	184,136	108,805	38,736	25,372
Transfer agent fees	291,189	253,829	122,701	57,398
Trustees’ fees	22,382	13,701	4,993	3,301
Custodian fees	35,484	35,478	35,471	35,470
State registration fees	110,424	112,019	103,894	102,239
Printing and postage	31,336	27,896	22,929	20,984
Professional fees	77,330	64,508	52,149	49,796
Other	32,937	26,159	19,362	18,145
Total expenses	4,629,484	3,259,788	1,425,413	944,275
Less expense reductions	(3,070,906)	(2,076,214)	(903,077)	(680,172)
Net expenses	1,558,578	1,183,574	522,336	264,103
Net investment income	22,732,355	15,597,386	5,988,504	4,278,502
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,355,917	760,240	364,255	295,153
Affiliated investments	53,365,535	35,722,051	10,389,740	4,883,351
Capital gain distributions received from unaffiliated investments	1,299	—	—	—
Capital gain distributions received from affiliated investments	42,885,385	23,662,853	7,551,506	4,308,835
	98,608,136	60,145,144	18,305,501	9,487,339
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(788,622)	(927,773)	(293,612)	(185,744)
Affiliated investments	108,021,871	40,619,062	12,513,282	7,869,254
	107,233,249	39,691,289	12,219,670	7,683,510
Net realized and unrealized gain	205,841,385	99,836,433	30,525,171	17,170,849
Increase in net assets from operations	$228,573,740	$115,433,819	$36,513,675	$21,449,351
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	39

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio		Multimanager 2055 Lifetime Portfolio
	Period ended 8-31-21[1]	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$22,795	$1,936,326	$1,789,039	$3,502,454	$4,016,992
Net realized gain	36,981	12,455,567	2,170,462	24,257,122	5,825,305
Change in net unrealized appreciation (depreciation)	945,898	30,139,275	15,885,390	53,482,522	30,497,913
Increase in net assets resulting from operations	1,005,674	44,531,168	19,844,891	81,242,098	40,340,210
Distributions to shareholders
From earnings
Class A	(919)	(281,771)	(170,539)	(1,139,002)	(1,332,858)
Class I	(558)	(2,228)	(3,116)	(3,084)	(5,130)
Class R1[2]	—	—	(2,914)	—	(3,729)
Class R2	(536)	(15,168)	(6,621)	(49,954)	(53,863)
Class R3[2]	—	—	(11,620)	—	(11,204)
Class R4	(552)	(4,041)	(4,003)	(2,177)	(3,871)
Class R5	(573)	(14,351)	(13,186)	(41,625)	(10,728)
Class R6	(573)	(194,794)	(127,470)	(532,569)	(584,071)
Class 1	(18,207)	(5,704,598)	(5,913,640)	(11,133,580)	(16,757,049)
Total distributions	(21,918)	(6,216,951)	(6,253,109)	(12,901,991)	(18,762,503)
Portfolio share transactions
From portfolio share transactions	10,589,891	30,385,406	41,280,215	20,992,362	42,199,226
Total increase	11,573,647	68,699,623	54,871,997	89,332,469	63,776,933
Net assets
Beginning of period	—	138,912,604	84,040,607	270,329,560	206,552,627
End of period	$11,573,647	$207,612,227	$138,912,604	$359,662,029	$270,329,560

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
40	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2050 Lifetime Portfolio		Multimanager 2045 Lifetime Portfolio		Multimanager 2040 Lifetime Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$5,869,660	$7,452,261	$10,130,810	$13,370,523	$11,778,055	$15,106,516
Net realized gain	41,230,482	12,921,738	61,224,345	32,802,347	67,815,691	35,281,732
Change in net unrealized appreciation (depreciation)	92,097,075	51,762,548	163,835,707	78,639,863	165,665,287	84,960,263
Increase in net assets resulting from operations	139,197,217	72,136,547	235,190,862	124,812,733	245,259,033	135,348,511
Distributions to shareholders
From earnings
Class A	(3,619,522)	(5,337,840)	(7,921,085)	(12,655,529)	(9,536,400)	(14,605,840)
Class I	(2,509)	(5,740)	(10,571)	(21,948)	(42,654)	(45,642)
Class R1[2]	—	(127,662)	—	(169,669)	—	(249,715)
Class R2	(198,538)	(97,715)	(350,545)	(285,527)	(307,620)	(110,333)
Class R3[2]	—	(94,678)	—	(121,869)	—	(137,448)
Class R4	(59,273)	(84,086)	(11,048)	(15,224)	(18,206)	(26,526)
Class R5	(44,879)	(3,709)	(150,545)	(181,085)	(111,764)	(23,647)
Class R6	(1,254,292)	(1,593,319)	(2,332,013)	(3,449,052)	(2,530,719)	(3,330,112)
Class 1	(19,120,433)	(31,049,227)	(37,764,451)	(68,433,681)	(41,789,015)	(71,311,067)
Total distributions	(24,299,446)	(38,393,976)	(48,540,258)	(85,333,584)	(54,336,378)	(89,840,330)
Portfolio share transactions
From portfolio share transactions	16,816,199	41,885,762	12,168,249	37,728,577	18,562,251	31,388,832
Total increase	131,713,970	75,628,333	198,818,853	77,207,726	209,484,906	76,897,013
Net assets
Beginning of period	479,481,869	403,853,536	817,796,670	740,588,944	894,917,326	818,020,313
End of period	$611,195,839	$479,481,869	$1,016,615,523	$817,796,670	$1,104,402,232	$894,917,326

[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	41

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2035 Lifetime Portfolio		Multimanager 2030 Lifetime Portfolio		Multimanager 2025 Lifetime Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$15,881,140	$19,506,724	$20,793,443	$24,105,875	$22,732,355	$24,693,316
Net realized gain	86,754,506	43,290,286	99,550,068	46,008,310	98,608,136	44,053,916
Change in net unrealized appreciation (depreciation)	168,556,821	95,224,778	158,542,608	100,524,261	107,233,249	77,100,538
Increase in net assets resulting from operations	271,192,467	158,021,788	278,886,119	170,638,446	228,573,740	145,847,770
Distributions to shareholders
From earnings
Class A	(11,757,732)	(16,778,695)	(13,897,049)	(18,805,996)	(13,721,702)	(17,135,527)
Class I	(4,670)	(366)	(79,024)	(85,151)	(197,323)	(120,334)
Class R1[2]	—	(405,558)	—	(358,350)	—	(319,540)
Class R2	(574,964)	(279,500)	(569,837)	(284,703)	(679,335)	(406,017)
Class R3[2]	—	(231,188)	—	(176,447)	—	(242,056)
Class R4	(6,506)	(10,334)	(36,422)	(51,636)	(31,560)	(66,576)
Class R5	(219,137)	(35,148)	(317,529)	(108,251)	(269,460)	(134,005)
Class R6	(3,181,198)	(3,621,249)	(3,454,120)	(4,265,813)	(3,252,091)	(3,696,766)
Class 1	(52,334,600)	(88,355,228)	(59,143,922)	(95,973,396)	(57,274,064)	(90,814,254)
Total distributions	(68,078,807)	(109,717,266)	(77,497,903)	(120,109,743)	(75,425,535)	(112,935,075)
Portfolio share transactions
From portfolio share transactions	3,974,823	40,489,518	11,870,092	20,684,471	(14,604,213)	(37,301,162)
Total increase (decrease)	207,088,483	88,794,040	213,258,308	71,213,174	138,543,992	(4,388,467)
Net assets
Beginning of period	1,099,573,699	1,010,779,659	1,270,011,341	1,198,798,167	1,212,793,221	1,217,181,688
End of period	$1,306,662,182	$1,099,573,699	$1,483,269,649	$1,270,011,341	$1,351,337,213	$1,212,793,221

[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
42	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2020 Lifetime Portfolio		Multimanager 2015 Lifetime Portfolio		Multimanager 2010 Lifetime Portfolio
	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$15,597,386	$16,921,424	$5,988,504	$6,422,986	$4,278,502	$4,319,313
Net realized gain	60,145,144	35,685,486	18,305,501	13,183,375	9,487,339	7,306,238
Change in net unrealized appreciation (depreciation)	39,691,289	26,445,462	12,219,670	5,883,191	7,683,510	2,548,453
Increase in net assets resulting from operations	115,433,819	79,052,372	36,513,675	25,489,552	21,449,351	14,174,004
Distributions to shareholders
From earnings
Class A	(14,453,268)	(15,829,355)	(7,283,983)	(8,090,538)	(3,016,310)	(3,312,277)
Class I	(22,351)	(17,153)	(62,949)	(71,735)	(38,280)	(18,005)
Class R1[2]	—	(404,333)	—	(125,093)	—	(21,802)
Class R2	(471,227)	(85,891)	(184,874)	(3,089)	(52,875)	(32,958)
Class R3[2]	—	(154,111)	—	(204,721)	—	(8,912)
Class R4	(35,142)	(19,449)	(916)	(997)	(3,924)	(3,470)
Class R5	(594,756)	(359,787)	(16,769)	(31,071)	(47,638)	(2,643)
Class R6	(2,180,408)	(2,698,725)	(878,267)	(1,070,547)	(629,292)	(595,231)
Class 1	(36,593,816)	(52,177,245)	(11,184,425)	(15,799,022)	(7,964,223)	(9,603,188)
Total distributions	(54,350,968)	(71,746,049)	(19,612,183)	(25,396,813)	(11,752,542)	(13,598,486)
Portfolio share transactions
From portfolio share transactions	(46,738,829)	(67,688,042)	(22,828,645)	(31,186,246)	(4,987,116)	(15,389,568)
Total increase (decrease)	14,344,022	(60,381,719)	(5,927,153)	(31,093,507)	4,709,693	(14,814,050)
Net assets
Beginning of period	741,736,641	802,118,360	269,383,644	300,477,151	174,231,595	189,045,645
End of period	$756,080,663	$741,736,641	$263,456,491	$269,383,644	$178,941,288	$174,231,595

[2]	Share class was redesignated during the period. Refer to Note 5 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	43

Financial highlights
Multimanager 2065 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021[6]	10.00	0.06[7]	3.62	3.68	(0.05)	(0.05)	(0.10)	13.58	36.98[8]	5.26[9]	0.42[9]	0.51[7,9]	146	33
Class I
08-31-2021[6]	10.00	0.13[7]	3.59	3.72	(0.06)	(0.05)	(0.11)	13.61	37.39[8]	4.96[9]	0.12[9]	1.13[7,9]	68	33
Class R2
08-31-2021[6]	10.00	0.11[7]	3.59	3.70	(0.06)	(0.05)	(0.11)	13.59	37.14[8]	5.11[9]	0.26[9]	0.98[7,9]	68	33
Class R4
08-31-2021[6]	10.00	0.12[7]	3.59	3.71	(0.06)	(0.05)	(0.11)	13.60	37.28[8]	5.11[9]	0.16[9]	1.09[7,9]	68	33
Class R5
08-31-2021[6]	10.00	0.14[7]	3.59	3.73	(0.06)	(0.05)	(0.11)	13.62	37.53[8]	4.86[9]	0.01[9]	1.23[7,9]	68	33
Class R6
08-31-2021[6]	10.00	0.11[7]	3.62	3.73	(0.06)	(0.05)	(0.11)	13.62	37.53[8]	4.86[9]	0.01[9]	0.98[7,9]	197	33
Class 1
08-31-2021[6]	10.00	0.05[7]	3.67	3.72	(0.06)	(0.05)	(0.11)	13.61	37.41[8]	4.90[9]	0.05[9]	0.42[7,9]	10,959	33

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Period from 9-23-20 (commencement of operations) to 8-31-21.
[7] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01 and 0.11%, for the period ended 8-31-21.
[8] Not annualized.
[9] Annualized.
44	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	13.12	0.10[6]	3.63	3.73	(0.12)	(0.39)	(0.51)	16.34	29.07	0.71	0.42	0.69[6]	12,113	19
08-31-2020	11.88	0.14[6]	1.85	1.99	(0.18)	(0.57)	(0.75)	13.12	17.20	0.84	0.43	1.20[6]	5,383	27
08-31-2019	12.91	0.14[6]	(0.41)	(0.27)	(0.16)	(0.60)	(0.76)	11.88	(1.30)	0.88	0.41	1.22[6]	2,136	27
08-31-2018	12.12	0.13[6]	1.19	1.32	(0.15)	(0.38)	(0.53)	12.91	11.08	1.09	0.41	1.06[6]	1,497	21
08-31-2017	10.61	0.08[6]	1.56	1.64	(0.12)	(0.01)	(0.13)	12.12	15.59	2.63	0.42	0.71[6]	640	24
Class I
08-31-2021	13.16	0.16[6]	3.62	3.78	(0.16)	(0.39)	(0.55)	16.39	29.38	0.41	0.11	1.10[6]	66	19
08-31-2020	11.91	0.22[6]	1.82	2.04	(0.22)	(0.57)	(0.79)	13.16	17.60	0.54	0.13	1.82[6]	53	27
08-31-2019	12.95	0.20[6]	(0.45)	(0.25)	(0.19)	(0.60)	(0.79)	11.91	(1.06)	0.59	0.13	1.66[6]	47	27
08-31-2018	12.15	0.15[6]	1.22	1.37	(0.19)	(0.38)	(0.57)	12.95	11.45	0.79	0.11	1.20[6]	51	21
08-31-2017	10.62	0.18[6]	1.50	1.68	(0.14)	(0.01)	(0.15)	12.15	16.04	2.32	0.11	1.57[6]	121	24
Class R2
08-31-2021	13.12	0.10[6]	3.63	3.73	(0.13)	(0.39)	(0.52)	16.33	29.02	0.78	0.49	0.65[6]	646	19
08-31-2020	11.88	0.17[6]	1.83	2.00	(0.19)	(0.57)	(0.76)	13.12	17.24	0.83	0.41	1.43[6]	156	27
08-31-2019	12.92	0.16[6]	(0.43)	(0.27)	(0.17)	(0.60)	(0.77)	11.88	(1.27)	0.83	0.36	1.31[6]	95	27
08-31-2018	12.14	0.13[6]	1.20	1.33	(0.17)	(0.38)	(0.55)	12.92	11.13	0.98	0.30	1.03[6]	73	21
08-31-2017	10.61	0.16[6]	1.51	1.67	(0.13)	(0.01)	(0.14)	12.14	15.92	2.49	0.27	1.38[6]	129	24
Class R4
08-31-2021	13.14	0.14[6]	3.63	3.77	(0.15)	(0.39)	(0.54)	16.37	29.37	0.58	0.18	0.96[6]	152	19
08-31-2020	11.90	0.21[6]	1.82	2.03	(0.22)	(0.57)	(0.79)	13.14	17.47	0.68	0.16	1.75[6]	74	27
08-31-2019	12.93	0.19[6]	(0.43)	(0.24)	(0.19)	(0.60)	(0.79)	11.90	(1.00)	0.73	0.16	1.59[6]	55	27
08-31-2018	12.14	0.15[6]	1.20	1.35	(0.18)	(0.38)	(0.56)	12.93	11.33	0.94	0.16	1.19[6]	56	21
08-31-2017	10.62	0.17[6]	1.50	1.67	(0.14)	(0.01)	(0.15)	12.14	15.90	2.48	0.17	1.51[6]	125	24
Class R5
08-31-2021	13.15	0.17[6]	3.62	3.79	(0.16)	(0.39)	(0.55)	16.39	29.53	0.36	0.06	1.17[6]	424	19
08-31-2020	11.90	0.18[6]	1.87	2.05	(0.23)	(0.57)	(0.80)	13.15	17.67	0.48	0.06	1.55[6]	382	27
08-31-2019	12.94	0.17[6]	(0.41)	(0.24)	(0.20)	(0.60)	(0.80)	11.90	(0.96)	0.53	0.06	1.44[6]	168	27
08-31-2018	12.16	0.16[6]	1.20	1.36	(0.20)	(0.38)	(0.58)	12.94	11.37	0.72	0.04	1.28[6]	118	21
08-31-2017	10.62	0.18[6]	1.52	1.70	(0.15)	(0.01)	(0.16)	12.16	16.22	2.24	0.02	1.59[6]	168	24
Class R6
08-31-2021	13.17	0.17[6]	3.63	3.80	(0.17)	(0.39)	(0.56)	16.41	29.54	0.31	0.01	1.16[6]	10,594	19
08-31-2020	11.92	0.19[6]	1.87	2.06	(0.24)	(0.57)	(0.81)	13.17	17.71	0.43	—	1.61[6]	3,805	27
08-31-2019	12.95	0.22[6]	(0.45)	(0.23)	(0.20)	(0.60)	(0.80)	11.92	(0.86)	0.48	—	1.84[6]	1,611	27
08-31-2018	12.16	0.14[6]	1.23	1.37	(0.20)	(0.38)	(0.58)	12.95	11.47	0.69	—	1.10[6]	1,402	21
08-31-2017	10.62	0.18[6]	1.52	1.70	(0.15)	(0.01)	(0.16)	12.16	16.24	2.23	—	1.58[6]	142	24
Class 1
08-31-2021	13.16	0.17[6]	3.63	3.80	(0.17)	(0.39)	(0.56)	16.40	29.52	0.35	0.05	1.12[6]	183,616	19
08-31-2020	11.91	0.21[6]	1.84	2.05	(0.23)	(0.57)	(0.80)	13.16	17.66	0.47	0.05	1.74[6]	128,704	27
08-31-2019	12.94	0.18[6]	(0.41)	(0.23)	(0.20)	(0.60)	(0.80)	11.91	(0.92)	0.52	0.05	1.55[6]	79,730	27
08-31-2018	12.15	0.18[6]	1.19	1.37	(0.20)	(0.38)	(0.58)	12.94	11.43	0.73	0.05	1.40[6]	51,555	21
08-31-2017	10.62	0.11[6]	1.58	1.69	(0.15)	(0.01)	(0.16)	12.15	16.10	2.26	0.05	0.98[6]	23,938	24

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.02, $0.01, $0.02, $0.02 and $0.02 per share and 0.12%, 0.13%, 0.17%, 0.20% and 0.18%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	45

Financial highlights continued
Multimanager 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	11.72	0.09[6]	3.21	3.30	(0.10)	(0.41)	(0.51)	14.51	28.87	0.66	0.42	0.71[6]	38,649	20
08-31-2020	10.83	0.14[6]	1.67	1.81	(0.17)	(0.75)	(0.92)	11.72	17.26	0.71	0.43	1.34[6]	23,530	30
08-31-2019	12.19	0.14[6]	(0.45)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.30)	0.68	0.41	1.25[6]	13,755	29
08-31-2018	11.59	0.14[6]	1.12	1.26	(0.16)	(0.50)	(0.66)	12.19	11.09	0.67	0.41	1.21[6]	11,328	14
08-31-2017	10.46	0.10[6]	1.48	1.58	(0.13)	(0.32)	(0.45)	11.59	15.73	0.71	0.42	0.96[6]	7,046	33
Class I
08-31-2021	11.75	0.13[6]	3.22	3.35	(0.13)	(0.41)	(0.54)	14.56	29.27	0.36	0.11	0.95[6]	135	20
08-31-2020	10.86	0.19[6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.75	17.57	0.41	0.13	1.80[6]	69	30
08-31-2019	12.22	0.18[6]	(0.45)	(0.27)	(0.20)	(0.89)	(1.09)	10.86	(1.01)	0.39	0.13	1.62[6]	57	29
08-31-2018	11.62	0.15[6]	1.14	1.29	(0.19)	(0.50)	(0.69)	12.22	11.47	0.37	0.11	1.24[6]	54	14
08-31-2017	10.49	0.18[6]	1.44	1.62	(0.17)	(0.32)	(0.49)	11.62	16.05	0.40	0.11	1.62[6]	111	33
Class R2
08-31-2021	11.71	0.10[6]	3.19	3.29	(0.09)	(0.41)	(0.50)	14.50	28.79	0.75	0.51	0.78[6]	1,054	20
08-31-2020	10.83	0.14[6]	1.65	1.79	(0.16)	(0.75)	(0.91)	11.71	17.07	0.80	0.52	1.35[6]	806	30
08-31-2019	12.19	0.11[6]	(0.42)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.35)	0.78	0.51	1.05[6]	602	29
08-31-2018	11.61	0.05[6]	1.20	1.25	(0.17)	(0.50)	(0.67)	12.19	10.98	0.72	0.46	0.41[6]	436	14
08-31-2017	10.47	0.15[6]	1.45	1.60	(0.14)	(0.32)	(0.46)	11.61	15.94	0.62	0.33	1.35[6]	166	33
Class R4
08-31-2021	11.74	0.14[6]	3.20	3.34	(0.12)	(0.41)	(0.53)	14.55	29.19	0.50	0.16	1.05[6]	59	20
08-31-2020	10.85	0.19[6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.74	17.53	0.55	0.16	1.83[6]	48	30
08-31-2019	12.22	0.18[6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.85	(1.04)	0.53	0.16	1.65[6]	44	29
08-31-2018	11.62	0.14[6]	1.14	1.28	(0.18)	(0.50)	(0.68)	12.22	11.32	0.52	0.16	1.18[6]	51	14
08-31-2017	10.48	0.17[6]	1.45	1.62	(0.16)	(0.32)	(0.48)	11.62	16.10	0.56	0.17	1.57[6]	117	33
Class R5
08-31-2021	11.76	0.16[6]	3.21	3.37	(0.14)	(0.41)	(0.55)	14.58	29.41	0.30	0.06	1.17[6]	1,337	20
08-31-2020	10.86	0.17[6]	1.69	1.86	(0.21)	(0.75)	(0.96)	11.76	17.72	0.35	0.06	1.59[6]	195	30
08-31-2019	12.23	0.18[6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.86	(0.97)	0.33	0.06	1.61[6]	97	29
08-31-2018	11.64	0.17[6]	1.12	1.29	(0.20)	(0.50)	(0.70)	12.23	11.35	0.31	0.05	1.43[6]	223	14
08-31-2017	10.50	0.17[6]	1.47	1.64	(0.18)	(0.32)	(0.50)	11.64	16.24	0.32	0.03	1.57[6]	157	33
Class R6
08-31-2021	11.76	0.15[6]	3.23	3.38	(0.15)	(0.41)	(0.56)	14.58	29.47	0.25	0.01	1.11[6]	25,449	20
08-31-2020	10.87	0.18[6]	1.68	1.86	(0.22)	(0.75)	(0.97)	11.76	17.68	0.30	—	1.74[6]	10,042	30
08-31-2019	12.23	0.18[6]	(0.44)	(0.26)	(0.21)	(0.89)	(1.10)	10.87	(0.80)	0.28	—	1.65[6]	5,437	29
08-31-2018	11.63	0.13[6]	1.17	1.30	(0.20)	(0.50)	(0.70)	12.23	11.48	0.27	—	1.07[6]	3,277	14
08-31-2017	10.49	0.17[6]	1.47	1.64	(0.18)	(0.32)	(0.50)	11.63	16.28	0.31	—	1.58[6]	463	33
Class 1
08-31-2021	11.75	0.15[6]	3.22	3.37	(0.14)	(0.41)	(0.55)	14.57	29.44	0.29	0.05	1.14[6]	292,979	20
08-31-2020	10.86	0.19[6]	1.66	1.85	(0.21)	(0.75)	(0.96)	11.75	17.63	0.34	0.05	1.81[6]	235,255	30
08-31-2019	12.23	0.18[6]	(0.45)	(0.27)	(0.21)	(0.89)	(1.10)	10.86	(0.94)	0.31	0.05	1.63[6]	186,409	29
08-31-2018	11.63	0.19[6]	1.11	1.30	(0.20)	(0.50)	(0.70)	12.23	11.42	0.31	0.05	1.57[6]	170,628	14
08-31-2017	10.49	0.18[6]	1.45	1.63	(0.17)	(0.32)	(0.49)	11.63	16.22	0.34	0.05	1.61[6]	135,851	33

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.02, $0.01, $0.02, $0.02 and $0.02 per share and 0.11%, 0.12%, 0.16%, 0.19% and 0.19%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
46	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	12.51	0.10[6]	3.42	3.52	(0.12)	(0.48)	(0.60)	15.43	28.92	0.63	0.42	0.75[6]	99,779	19
08-31-2020	11.65	0.16[6]	1.77	1.93	(0.18)	(0.89)	(1.07)	12.51	17.20	0.66	0.43	1.42[6]	73,101	31
08-31-2019	13.29	0.15[6]	(0.51)	(0.36)	(0.16)	(1.12)	(1.28)	11.65	(1.33)	0.62	0.41	1.28[6]	54,552	31
08-31-2018	12.73	0.16[6]	1.20	1.36	(0.17)	(0.63)	(0.80)	13.29	11.00	0.59	0.41	1.22[6]	53,484	18
08-31-2017	11.65	0.14[6]	1.62	1.76	(0.16)	(0.52)	(0.68)	12.73	15.87	0.59	0.42	1.18[6]	42,799	38
Class I
08-31-2021	12.55	0.09[6]	3.48	3.57	(0.16)	(0.48)	(0.64)	15.48	29.32	0.33	0.11	0.64[6]	187	19
08-31-2020	11.68	0.18[6]	1.80	1.98	(0.22)	(0.89)	(1.11)	12.55	17.49	0.36	0.13	1.53[6]	67	31
08-31-2019	13.32	0.27[6]	(0.59)	(0.32)	(0.20)	(1.12)	(1.32)	11.68	(0.96)	0.33	0.13	2.33[6]	56	31
08-31-2018	12.75	0.18[6]	1.23	1.41	(0.21)	(0.63)	(0.84)	13.32	11.29	0.29	0.11	1.34[6]	61	18
08-31-2017	11.68	0.19[6]	1.59	1.78	(0.19)	(0.52)	(0.71)	12.75	16.19	0.28	0.11	1.59[6]	116	38
Class R2
08-31-2021	12.51	0.10[6]	3.41	3.51	(0.12)	(0.48)	(0.60)	15.42	28.78	0.72	0.51	0.71[6]	5,393	19
08-31-2020	11.65	0.15[6]	1.78	1.93	(0.18)	(0.89)	(1.07)	12.51	17.12	0.75	0.51	1.27[6]	1,358	31
08-31-2019	13.29	0.12[6]	(0.49)	(0.37)	(0.15)	(1.12)	(1.27)	11.65	(1.44)	0.71	0.50	1.05[6]	1,264	31
08-31-2018	12.73	0.14[6]	1.21	1.35	(0.16)	(0.63)	(0.79)	13.29	10.92	0.71	0.53	1.07[6]	996	18
08-31-2017	11.65	0.12[6]	1.63	1.75	(0.15)	(0.52)	(0.67)	12.73	15.79	0.67	0.50	1.00[6]	840	38
Class R4
08-31-2021	12.52	0.14[6]	3.41	3.55	(0.14)	(0.48)	(0.62)	15.45	29.16	0.57	0.26	0.96[6]	1,476	19
08-31-2020	11.66	0.19[6]	1.76	1.95	(0.20)	(0.89)	(1.09)	12.52	17.37	0.60	0.26	1.67[6]	1,073	31
08-31-2019	13.30	0.18[6]	(0.52)	(0.34)	(0.18)	(1.12)	(1.30)	11.66	(1.13)	0.57	0.26	1.50[6]	776	31
08-31-2018	12.74	0.18[6]	1.21	1.39	(0.20)	(0.63)	(0.83)	13.30	11.17	0.54	0.26	1.39[6]	665	18
08-31-2017	11.67	0.18[6]	1.59	1.77	(0.18)	(0.52)	(0.70)	12.74	15.98	0.51	0.24	1.52[6]	467	38
Class R5
08-31-2021	12.55	0.21[6]	3.37	3.58	(0.16)	(0.48)	(0.64)	15.49	29.36	0.27	0.06	1.47[6]	863	19
08-31-2020	11.68	0.24[6]	1.75	1.99	(0.23)	(0.89)	(1.12)	12.55	17.67	0.30	0.06	2.06[6]	29	31
08-31-2019	13.34	0.23[6]	(0.56)	(0.33)	(0.21)	(1.12)	(1.33)	11.68	(1.05)	0.28	0.07	1.84[6]	34	31
08-31-2018	12.77	0.15[6]	1.27	1.42	(0.22)	(0.63)	(0.85)	13.34	11.44	0.22	0.04	1.16[6]	277	18
08-31-2017	11.69	0.20[6]	1.60	1.80	(0.20)	(0.52)	(0.72)	12.77	16.29	0.20	0.03	1.68[6]	185	38
Class R6
08-31-2021	12.56	0.16[6]	3.43	3.59	(0.17)	(0.48)	(0.65)	15.50	29.40	0.22	0.01	1.14[6]	43,703	19
08-31-2020	11.69	0.20[6]	1.79	1.99	(0.23)	(0.89)	(1.12)	12.56	17.72	0.25	—	1.79[6]	23,312	31
08-31-2019	13.34	0.18[6]	(0.49)	(0.31)	(0.22)	(1.12)	(1.34)	11.69	(0.90)	0.22	—	1.52[6]	15,426	31
08-31-2018	12.77	0.18[6]	1.25	1.43	(0.23)	(0.63)	(0.86)	13.34	11.48	0.19	—	1.40[6]	8,508	18
08-31-2017	11.69	0.19[6]	1.62	1.81	(0.21)	(0.52)	(0.73)	12.77	16.31	0.18	—	1.57[6]	3,528	38
Class 1
08-31-2021	12.54	0.16[6]	3.42	3.58	(0.16)	(0.48)	(0.64)	15.48	29.40	0.26	0.05	1.13[6]	459,795	19
08-31-2020	11.67	0.21[6]	1.78	1.99	(0.23)	(0.89)	(1.12)	12.54	17.69	0.29	0.05	1.85[6]	377,659	31
08-31-2019	13.32	0.20[6]	(0.52)	(0.32)	(0.21)	(1.12)	(1.33)	11.67	(0.97)	0.26	0.05	1.66[6]	329,347	31
08-31-2018	12.75	0.21[6]	1.21	1.42	(0.22)	(0.63)	(0.85)	13.32	11.44	0.23	0.05	1.60[6]	339,982	18
08-31-2017	11.68	0.20[6]	1.59	1.79	(0.20)	(0.52)	(0.72)	12.75	16.18	0.22	0.05	1.68[6]	318,895	38

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.02, $0.01, $0.02, $0.02 and $0.02 per share and 0.10%, 0.11%, 0.15%, 0.18% and 0.19%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	47

Financial highlights continued
Multimanager 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	11.22	0.10[6]	3.05	3.15	(0.12)	(0.53)	(0.65)	13.72	28.93	0.61	0.42	0.78[6]	180,069	18
08-31-2020	10.71	0.15[6]	1.61	1.76	(0.17)	(1.08)	(1.25)	11.22	17.15	0.64	0.43	1.45[6]	132,866	32
08-31-2019	12.40	0.14[6]	(0.49)	(0.35)	(0.16)	(1.18)	(1.34)	10.71	(1.29)	0.60	0.41	1.32[6]	104,554	33
08-31-2018	12.17	0.15[6]	1.16	1.31	(0.16)	(0.92)	(1.08)	12.40	11.12	0.56	0.41	1.26[6]	108,685	19
08-31-2017	11.24	0.14[6]	1.54	1.68	(0.15)	(0.60)	(0.75)	12.17	15.83	0.56	0.42	1.24[6]	98,637	30
Class I
08-31-2021	11.31	0.13[6]	3.08	3.21	(0.15)	(0.53)	(0.68)	13.84	29.28	0.31	0.12	1.02[6]	268	18
08-31-2020	10.77	0.19[6]	1.63	1.82	(0.20)	(1.08)	(1.28)	11.31	17.70	0.34	0.13	1.85[6]	172	32
08-31-2019	12.48	0.14[6]	(0.48)	(0.34)	(0.19)	(1.18)	(1.37)	10.77	(1.12)	0.31	0.12	1.33[6]	199	33
08-31-2018	12.25	0.15[6]	1.20	1.35	(0.20)	(0.92)	(1.12)	12.48	11.37	0.27	0.11	1.18[6]	81	19
08-31-2017	11.31	0.19[6]	1.54	1.73	(0.19)	(0.60)	(0.79)	12.25	16.20	0.25	0.11	1.67[6]	118	30
Class R2
08-31-2021	11.27	0.10[6]	3.05	3.15	(0.11)	(0.53)	(0.64)	13.78	28.81	0.71	0.51	0.77[6]	7,060	18
08-31-2020	10.75	0.14[6]	1.62	1.76	(0.16)	(1.08)	(1.24)	11.27	17.08	0.72	0.51	1.33[6]	3,114	32
08-31-2019	12.43	0.13[6]	(0.49)	(0.36)	(0.14)	(1.18)	(1.32)	10.75	(1.36)	0.69	0.51	1.23[6]	2,592	33
08-31-2018	12.21	0.12[6]	1.17	1.29	(0.15)	(0.92)	(1.07)	12.43	10.90	0.67	0.51	0.95[6]	2,404	19
08-31-2017	11.27	0.11[6]	1.58	1.69	(0.15)	(0.60)	(0.75)	12.21	15.80	0.65	0.50	0.95[6]	1,653	30
Class R4
08-31-2021	11.26	0.12[6]	3.06	3.18	(0.13)	(0.53)	(0.66)	13.78	29.17	0.56	0.26	0.92[6]	262	18
08-31-2020	10.74	0.15[6]	1.63	1.78	(0.18)	(1.08)	(1.26)	11.26	17.38	0.57	0.26	1.47[6]	181	32
08-31-2019	12.43	0.15[6]	(0.48)	(0.33)	(0.18)	(1.18)	(1.36)	10.74	(1.13)	0.54	0.26	1.38[6]	174	33
08-31-2018	12.20	0.22[6]	1.11	1.33	(0.18)	(0.92)	(1.10)	12.43	11.23	0.52	0.26	1.79[6]	263	19
08-31-2017	11.27	0.15[6]	1.55	1.70	(0.17)	(0.60)	(0.77)	12.20	16.00	0.50	0.25	1.33[6]	489	30
Class R5
08-31-2021	11.34	0.16[6]	3.06	3.22	(0.15)	(0.53)	(0.68)	13.88	29.36	0.26	0.06	1.23[6]	3,009	18
08-31-2020	10.80	0.19[6]	1.64	1.83	(0.21)	(1.08)	(1.29)	11.34	17.71	0.27	0.06	1.79[6]	1,990	32
08-31-2019	12.50	0.22[6]	(0.54)	(0.32)	(0.20)	(1.18)	(1.38)	10.80	(0.99)	0.25	0.06	1.98[6]	1,484	33
08-31-2018	12.27	0.19[6]	1.17	1.36	(0.21)	(0.92)	(1.13)	12.50	11.42	0.21	0.06	1.53[6]	2,729	19
08-31-2017	11.32	0.20[6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.27	16.35	0.21	0.05	1.70[6]	1,408	30
Class R6
08-31-2021	11.31	0.15[6]	3.08	3.23	(0.16)	(0.53)	(0.69)	13.85	29.50	0.21	0.01	1.20[6]	60,389	18
08-31-2020	10.78	0.19[6]	1.63	1.82	(0.21)	(1.08)	(1.29)	11.31	17.72	0.22	—	1.84[6]	38,164	32
08-31-2019	12.48	0.18[6]	(0.49)	(0.31)	(0.21)	(1.18)	(1.39)	10.78	(0.89)	0.20	—	1.70[6]	29,020	33
08-31-2018	12.25	0.18[6]	1.18	1.36	(0.21)	(0.92)	(1.13)	12.48	11.48	0.16	—	1.44[6]	12,631	19
08-31-2017	11.31	0.16[6]	1.58	1.74	(0.20)	(0.60)	(0.80)	12.25	16.34	0.15	—	1.40[6]	4,941	30
Class 1
08-31-2021	11.32	0.15[6]	3.07	3.22	(0.15)	(0.53)	(0.68)	13.86	29.42	0.25	0.05	1.16[6]	765,559	18
08-31-2020	10.79	0.20[6]	1.62	1.82	(0.21)	(1.08)	(1.29)	11.32	17.65	0.26	0.05	1.88[6]	638,101	32
08-31-2019	12.49	0.19[6]	(0.51)	(0.32)	(0.20)	(1.18)	(1.38)	10.79	(0.95)	0.23	0.05	1.69[6]	599,868	33
08-31-2018	12.25	0.20[6]	1.17	1.37	(0.21)	(0.92)	(1.13)	12.49	11.52	0.20	0.05	1.63[6]	669,149	19
08-31-2017	11.31	0.20[6]	1.54	1.74	(0.20)	(0.60)	(0.80)	12.25	16.27	0.19	0.05	1.70[6]	669,937	30

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.02, $0.01, $0.02, $0.02 and $0.02 per share and 0.12%, 0.13%, 0.16%, 0.19% and 0.19%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
48	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	11.50	0.11[6]	2.95	3.06	(0.12)	(0.56)	(0.68)	13.88	27.48	0.62	0.42	0.85[6]	210,327	21
08-31-2020	10.91	0.16[6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.50	17.18	0.64	0.43	1.50[6]	159,569	33
08-31-2019	12.56	0.15[6]	(0.47)	(0.32)	(0.17)	(1.16)	(1.33)	10.91	(1.09)	0.60	0.41	1.35[6]	127,736	33
08-31-2018	12.29	0.16[6]	1.13	1.29	(0.17)	(0.85)	(1.02)	12.56	10.83	0.56	0.41	1.26[6]	127,662	19
08-31-2017	11.35	0.14[6]	1.56	1.70	(0.16)	(0.60)	(0.76)	12.29	15.81	0.56	0.42	1.24[6]	108,511	32
Class I
08-31-2021	11.58	0.13[6]	3.00	3.13	(0.15)	(0.56)	(0.71)	14.00	27.96	0.32	0.11	1.04[6]	1,468	21
08-31-2020	10.98	0.20[6]	1.64	1.84	(0.21)	(1.03)	(1.24)	11.58	17.51	0.34	0.13	1.88[6]	645	33
08-31-2019	12.64	0.14[6]	(0.44)	(0.30)	(0.20)	(1.16)	(1.36)	10.98	(0.85)	0.30	0.12	1.27[6]	325	33
08-31-2018	12.36	0.27[6]	1.07	1.34	(0.21)	(0.85)	(1.06)	12.64	11.16	0.26	0.11	2.15[6]	122	19
08-31-2017	11.41	0.19[6]	1.55	1.74	(0.19)	(0.60)	(0.79)	12.36	16.18	0.25	0.11	1.66[6]	104	32
Class R2
08-31-2021	11.53	0.10[6]	2.96	3.06	(0.11)	(0.56)	(0.67)	13.92	27.42	0.72	0.51	0.78[6]	7,442	21
08-31-2020	10.94	0.16[6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.53	17.04	0.73	0.51	1.50[6]	1,108	33
08-31-2019	12.58	0.11[6]	(0.44)	(0.33)	(0.15)	(1.16)	(1.31)	10.94	(1.18)	0.69	0.51	1.04[6]	987	33
08-31-2018	12.31	0.22[6]	1.06	1.28	(0.16)	(0.85)	(1.01)	12.58	10.71	0.67	0.52	1.77[6]	651	19
08-31-2017	11.37	0.14[6]	1.55	1.69	(0.15)	(0.60)	(0.75)	12.31	15.69	0.64	0.50	1.23[6]	1,288	32
Class R4
08-31-2021	11.51	0.13[6]	2.96	3.09	(0.14)	(0.56)	(0.70)	13.90	27.71	0.57	0.26	1.02[6]	387	21
08-31-2020	10.92	0.18[6]	1.63	1.81	(0.19)	(1.03)	(1.22)	11.51	17.35	0.58	0.26	1.66[6]	276	33
08-31-2019	12.57	0.17[6]	(0.48)	(0.31)	(0.18)	(1.16)	(1.34)	10.92	(0.94)	0.54	0.26	1.51[6]	224	33
08-31-2018	12.30	0.22[6]	1.09	1.31	(0.19)	(0.85)	(1.04)	12.57	10.97	0.50	0.24	1.72[6]	252	19
08-31-2017	11.36	0.18[6]	1.54	1.72	(0.18)	(0.60)	(0.78)	12.30	16.00	0.50	0.25	1.54[6]	345	32
Class R5
08-31-2021	11.60	0.18[6]	2.96	3.14	(0.16)	(0.56)	(0.72)	14.02	27.97	0.27	0.06	1.34[6]	2,404	21
08-31-2020	10.99	0.18[6]	1.67	1.85	(0.21)	(1.03)	(1.24)	11.60	17.66	0.28	0.06	1.73[6]	327	33
08-31-2019	12.65	0.23[6]	(0.52)	(0.29)	(0.21)	(1.16)	(1.37)	10.99	(0.78)	0.25	0.06	1.99[6]	192	33
08-31-2018	12.37	0.21[6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.65	11.22	0.21	0.06	1.65[6]	830	19
08-31-2017	11.42	0.20[6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.37	16.25	0.20	0.05	1.72[6]	818	32
Class R6
08-31-2021	11.57	0.16[6]	2.97	3.13	(0.16)	(0.56)	(0.72)	13.98	28.02	0.22	0.01	1.24[6]	70,130	21
08-31-2020	10.97	0.20[6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.57	17.66	0.23	—	1.88[6]	38,274	33
08-31-2019	12.63	0.20[6]	(0.49)	(0.29)	(0.21)	(1.16)	(1.37)	10.97	(0.71)	0.19	—	1.85[6]	28,782	33
08-31-2018	12.35	0.18[6]	1.17	1.35	(0.22)	(0.85)	(1.07)	12.63	11.29	0.16	—	1.43[6]	14,476	19
08-31-2017	11.41	0.18[6]	1.57	1.75	(0.21)	(0.60)	(0.81)	12.35	16.24	0.15	—	1.53[6]	4,053	32
Class 1
08-31-2021	11.58	0.16[6]	2.97	3.13	(0.16)	(0.56)	(0.72)	13.99	27.93	0.26	0.05	1.24[6]	812,243	21
08-31-2020	10.98	0.20[6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.58	17.59	0.26	0.05	1.92[6]	690,481	33
08-31-2019	12.64	0.19[6]	(0.48)	(0.29)	(0.21)	(1.16)	(1.37)	10.98	(0.77)	0.23	0.05	1.74[6]	656,081	33
08-31-2018	12.36	0.21[6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.64	11.23	0.20	0.05	1.65[6]	722,948	19
08-31-2017	11.41	0.20[6]	1.55	1.75	(0.20)	(0.60)	(0.80)	12.36	16.26	0.19	0.05	1.70[6]	722,764	32

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.02 and $0.02 per share and 0.11%, 0.12%, 0.16% 0.19%, and 0.19%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	49

Financial highlights continued
Multimanager 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	11.39	0.13[6]	2.63	2.76	(0.12)	(0.57)	(0.69)	13.46	25.10	0.63	0.42	1.01[6]	243,658	26
08-31-2020	10.89	0.17[6]	1.52	1.69	(0.19)	(1.00)	(1.19)	11.39	16.21	0.64	0.43	1.58[6]	188,821	34
08-31-2019	12.38	0.17[6]	(0.40)	(0.23)	(0.18)	(1.08)	(1.26)	10.89	(0.46)	0.59	0.41	1.51[6]	146,789	34
08-31-2018	12.28	0.17[6]	1.02	1.19	(0.18)	(0.91)	(1.09)	12.38	10.05	0.56	0.41	1.38[6]	152,404	19
08-31-2017	11.40	0.16[6]	1.46	1.62	(0.16)	(0.58)	(0.74)	12.28	15.05	0.55	0.42	1.38[6]	125,348	35
Class I
08-31-2021	11.45	0.09[6]	2.73	2.82	(0.16)	(0.57)	(0.73)	13.54	25.53	0.33	0.11	0.76[6]	100	26
08-31-2020	10.96	0.09[6]	1.64	1.73	(0.24)	(1.00)	(1.24)	11.45	16.50	0.34	0.13	0.92[6]	16	34
08-31-2019	12.46	0.28[6]	(0.48)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.18)	0.31	0.13	2.38[6]	2	34
08-31-2018	12.36	0.21[6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.30	0.26	0.11	1.72[6]	347	19
08-31-2017	11.47	0.19[6]	1.48	1.67	(0.20)	(0.58)	(0.78)	12.36	15.41	0.24	0.11	1.62[6]	273	35
Class R2
08-31-2021	11.44	0.13[6]	2.65	2.78	(0.12)	(0.57)	(0.69)	13.53	25.09	0.72	0.51	1.01[6]	10,905	26
08-31-2020	10.93	0.16[6]	1.53	1.69	(0.18)	(1.00)	(1.18)	11.44	16.13	0.73	0.51	1.56[6]	3,075	34
08-31-2019	12.42	0.16[6]	(0.40)	(0.24)	(0.17)	(1.08)	(1.25)	10.93	(0.57)	0.69	0.51	1.42[6]	2,021	34
08-31-2018	12.32	0.14[6]	1.04	1.18	(0.17)	(0.91)	(1.08)	12.42	9.91	0.66	0.51	1.17[6]	2,064	19
08-31-2017	11.44	0.12[6]	1.50	1.62	(0.16)	(0.58)	(0.74)	12.32	14.91	0.64	0.50	1.02[6]	1,577	35
Class R4
08-31-2021	11.45	0.15[6]	2.65	2.80	(0.14)	(0.57)	(0.71)	13.54	25.33	0.56	0.24	1.16[6]	128	26
08-31-2020	10.94	0.19[6]	1.53	1.72	(0.21)	(1.00)	(1.21)	11.45	16.42	0.58	0.26	1.79[6]	91	34
08-31-2019	12.44	0.17[6]	(0.39)	(0.22)	(0.20)	(1.08)	(1.28)	10.94	(0.37)	0.54	0.26	1.49[6]	87	34
08-31-2018	12.34	0.19[6]	1.02	1.21	(0.20)	(0.91)	(1.11)	12.44	10.17	0.50	0.25	1.53[6]	627	19
08-31-2017	11.46	0.20[6]	1.44	1.64	(0.18)	(0.58)	(0.76)	12.34	15.18	0.50	0.25	1.68[6]	509	35
Class R5
08-31-2021	11.48	0.18[6]	2.66	2.84	(0.16)	(0.57)	(0.73)	13.59	25.64	0.28	0.06	1.45[6]	4,223	26
08-31-2020	10.96	0.20[6]	1.55	1.75	(0.23)	(1.00)	(1.23)	11.48	16.71	0.28	0.06	1.89[6]	260	34
08-31-2019	12.46	0.21[6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.13)	0.24	0.06	1.79[6]	289	34
08-31-2018	12.36	0.21[6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.36	0.21	0.06	1.71[6]	1,008	19
08-31-2017	11.48	0.22[6]	1.45	1.67	(0.21)	(0.58)	(0.79)	12.36	15.39	0.20	0.05	1.84[6]	796	35
Class R6
08-31-2021	11.47	0.18[6]	2.67	2.85	(0.17)	(0.57)	(0.74)	13.58	25.73	0.23	0.01	1.40[6]	80,488	26
08-31-2020	10.96	0.20[6]	1.54	1.74	(0.23)	(1.00)	(1.23)	11.47	16.68	0.23	—	1.87[6]	46,792	34
08-31-2019	12.46	0.20[6]	(0.39)	(0.19)	(0.23)	(1.08)	(1.31)	10.96	(0.05)	0.19	—	1.88[6]	31,906	34
08-31-2018	12.35	0.20[6]	1.05	1.25	(0.23)	(0.91)	(1.14)	12.46	10.51	0.16	—	1.61[6]	17,412	19
08-31-2017	11.47	0.20[6]	1.47	1.67	(0.21)	(0.58)	(0.79)	12.35	15.46	0.15	—	1.73[6]	6,317	35
Class 1
08-31-2021	11.48	0.17[6]	2.67	2.84	(0.16)	(0.57)	(0.73)	13.59	25.65	0.27	0.05	1.39[6]	967,161	26
08-31-2020	10.97	0.21[6]	1.53	1.74	(0.23)	(1.00)	(1.23)	11.48	16.61	0.27	0.05	2.01[6]	853,701	34
08-31-2019	12.47	0.21[6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.97	(0.10)	0.23	0.05	1.89[6]	823,762	34
08-31-2018	12.36	0.22[6]	1.02	1.24	(0.22)	(0.91)	(1.13)	12.47	10.45	0.20	0.05	1.78[6]	915,487	19
08-31-2017	11.47	0.21[6]	1.47	1.68	(0.21)	(0.58)	(0.79)	12.36	15.49	0.18	0.05	1.82[6]	917,775	35

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.02 and $0.02 per share and 0.08% 0.09%, 0.15%, 0.19%, and 0.19%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
50	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	11.10	0.14[6]	2.26	2.40	(0.14)	(0.52)	(0.66)	12.84	22.37	0.64	0.42	1.21[6]	290,842	30
08-31-2020	10.64	0.17[6]	1.36	1.53	(0.19)	(0.88)	(1.07)	11.10	15.07	0.65	0.43	1.68[6]	226,690	33
08-31-2019	11.87	0.19[6]	(0.26)	(0.07)	(0.21)	(0.95)	(1.16)	10.64	0.69	0.60	0.41	1.74[6]	182,499	40
08-31-2018	11.91	0.19[6]	0.83	1.02	(0.20)	(0.86)	(1.06)	11.87	8.79	0.56	0.41	1.60[6]	185,975	20
08-31-2017	11.17	0.18[6]	1.28	1.46	(0.18)	(0.54)	(0.72)	11.91	13.84	0.55	0.42	1.55[6]	160,943	36
Class I
08-31-2021	11.07	0.19[6]	2.25	2.44	(0.17)	(0.52)	(0.69)	12.82	22.84	0.34	0.12	1.59[6]	1,754	30
08-31-2020	10.61	0.19[6]	1.38	1.57	(0.23)	(0.88)	(1.11)	11.07	15.44	0.35	0.13	1.86[6]	1,260	33
08-31-2019	11.85	0.21[6]	(0.26)	(0.05)	(0.24)	(0.95)	(1.19)	10.61	0.96	0.31	0.13	2.01[6]	891	40
08-31-2018	11.90	0.20[6]	0.84	1.04	(0.23)	(0.86)	(1.09)	11.85	9.01	0.26	0.11	1.70[6]	755	20
08-31-2017	11.16	0.21[6]	1.28	1.49	(0.21)	(0.54)	(0.75)	11.90	14.22	0.24	0.11	1.89[6]	324	36
Class R2
08-31-2021	11.01	0.14[6]	2.23	2.37	(0.13)	(0.52)	(0.65)	12.73	22.29	0.73	0.51	1.13[6]	12,297	30
08-31-2020	10.56	0.17[6]	1.35	1.52	(0.19)	(0.88)	(1.07)	11.01	15.00	0.74	0.52	1.62[6]	3,304	33
08-31-2019	11.79	0.19[6]	(0.27)	(0.08)	(0.20)	(0.95)	(1.15)	10.56	0.58	0.68	0.50	1.82[6]	2,744	40
08-31-2018	11.84	0.18[6]	0.82	1.00	(0.19)	(0.86)	(1.05)	11.79	8.66	0.66	0.51	1.52[6]	2,347	20
08-31-2017	11.11	0.16[6]	1.28	1.44	(0.17)	(0.54)	(0.71)	11.84	13.74	0.63	0.50	1.44[6]	3,254	36
Class R4
08-31-2021	11.04	0.16[6]	2.26	2.42	(0.16)	(0.52)	(0.68)	12.78	22.67	0.58	0.26	1.36[6]	845	30
08-31-2020	10.59	0.20[6]	1.34	1.54	(0.21)	(0.88)	(1.09)	11.04	15.23	0.59	0.27	1.91[6]	556	33
08-31-2019	11.82	0.22[6]	(0.28)	(0.06)	(0.22)	(0.95)	(1.17)	10.59	0.86	0.54	0.26	2.07[6]	451	40
08-31-2018	11.87	0.22[6]	0.80	1.02	(0.21)	(0.86)	(1.07)	11.82	8.88	0.51	0.25	1.85[6]	509	20
08-31-2017	11.14	0.20[6]	1.27	1.47	(0.20)	(0.54)	(0.74)	11.87	13.99	0.50	0.25	1.81[6]	820	36
Class R5
08-31-2021	11.06	0.20[6]	2.25	2.45	(0.18)	(0.52)	(0.70)	12.81	22.92	0.28	0.06	1.66[6]	6,770	30
08-31-2020	10.61	0.25[6]	1.31	1.56	(0.23)	(0.88)	(1.11)	11.06	15.44	0.28	0.06	2.36[6]	747	33
08-31-2019	11.85	0.22[6]	(0.26)	(0.04)	(0.25)	(0.95)	(1.20)	10.61	1.03	0.25	0.06	2.08[6]	947	40
08-31-2018	11.89	0.22[6]	0.84	1.06	(0.24)	(0.86)	(1.10)	11.85	9.19	0.21	0.06	1.90[6]	1,902	20
08-31-2017	11.16	0.23[6]	1.26	1.49	(0.22)	(0.54)	(0.76)	11.89	14.20	0.19	0.05	2.06[6]	1,305	36
Class R6
08-31-2021	11.06	0.19[6]	2.26	2.45	(0.18)	(0.52)	(0.70)	12.81	22.98	0.23	0.01	1.59[6]	89,308	30
08-31-2020	10.61	0.21[6]	1.36	1.57	(0.24)	(0.88)	(1.12)	11.06	15.50	0.23	—	2.05[6]	53,240	33
08-31-2019	11.85	0.22[6]	(0.25)	(0.03)	(0.26)	(0.95)	(1.21)	10.61	1.10	0.20	—	2.08[6]	38,634	40
08-31-2018	11.89	0.21[6]	0.85	1.06	(0.24)	(0.86)	(1.10)	11.85	9.24	0.16	—	1.79[6]	21,191	20
08-31-2017	11.16	0.20[6]	1.30	1.50	(0.23)	(0.54)	(0.77)	11.89	14.26	0.14	—	1.76[6]	7,367	36
Class 1
08-31-2021	11.07	0.19[6]	2.26	2.45	(0.18)	(0.52)	(0.70)	12.82	22.91	0.27	0.05	1.60[6]	1,081,454	30
08-31-2020	10.62	0.22[6]	1.34	1.56	(0.23)	(0.88)	(1.11)	11.07	15.43	0.27	0.05	2.11[6]	978,135	33
08-31-2019	11.85	0.23[6]	(0.26)	(0.03)	(0.25)	(0.95)	(1.20)	10.62	1.12	0.23	0.05	2.12[6]	967,661	40
08-31-2018	11.90	0.23[6]	0.82	1.05	(0.24)	(0.86)	(1.10)	11.85	9.09	0.20	0.05	1.98[6]	1,081,097	20
08-31-2017	11.16	0.22[6]	1.28	1.50	(0.22)	(0.54)	(0.76)	11.90	14.29	0.18	0.05	1.99[6]	1,098,168	36

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.02 and $0.02 per share and 0.09%, 0.10%, 0.16%, 0.20% and 0.20%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	51

Financial highlights continued
Multimanager 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	10.79	0.17[6]	1.88	2.05	(0.16)	(0.51)	(0.67)	12.17	19.63	0.66	0.42	1.49[6]	270,307	30
08-31-2020	10.44	0.18[6]	1.14	1.32	(0.21)	(0.76)	(0.97)	10.79	13.24	0.66	0.43	1.75[6]	213,868	35
08-31-2019	11.46	0.21[6]	(0.14)	0.07	(0.23)	(0.86)	(1.09)	10.44	1.80	0.60	0.41	2.01[6]	180,550	39
08-31-2018	11.62	0.21[6]	0.63	0.84	(0.22)	(0.78)	(1.00)	11.46	7.40	0.56	0.41	1.83[6]	176,446	21
08-31-2017	11.07	0.20[6]	1.08	1.28	(0.21)	(0.52)	(0.73)	11.62	12.22	0.55	0.42	1.78[6]	157,054	37
Class I
08-31-2021	10.76	0.22[6]	1.85	2.07	(0.19)	(0.51)	(0.70)	12.13	19.90	0.36	0.12	1.90[6]	2,701	30
08-31-2020	10.41	0.20[6]	1.16	1.36	(0.25)	(0.76)	(1.01)	10.76	13.61	0.36	0.13	1.96[6]	2,094	35
08-31-2019	11.43	0.15[6]	(0.05)	0.10	(0.26)	(0.86)	(1.12)	10.41	2.17	0.31	0.12	1.55[6]	1,502	39
08-31-2018	11.59	0.24[6]	0.63	0.87	(0.25)	(0.78)	(1.03)	11.43	7.73	0.27	0.11	2.09[6]	81	21
08-31-2017	11.04	0.23[6]	1.08	1.31	(0.24)	(0.52)	(0.76)	11.59	12.61	0.24	0.11	2.05[6]	165	37
Class R2
08-31-2021	10.71	0.17[6]	1.85	2.02	(0.15)	(0.51)	(0.66)	12.07	19.51	0.72	0.48	1.46[6]	13,021	30
08-31-2020	10.37	0.16[6]	1.15	1.31	(0.21)	(0.76)	(0.97)	10.71	13.16	0.75	0.52	1.62[6]	4,775	35
08-31-2019	11.39	0.18[6]	(0.12)	0.06	(0.22)	(0.86)	(1.08)	10.37	1.71	0.69	0.50	1.80[6]	4,273	39
08-31-2018	11.56	0.20[6]	0.62	0.82	(0.21)	(0.78)	(0.99)	11.39	7.26	0.66	0.50	1.75[6]	2,723	21
08-31-2017	11.01	0.16[6]	1.11	1.27	(0.20)	(0.52)	(0.72)	11.56	12.20	0.64	0.50	1.49[6]	2,593	37
Class R4
08-31-2021	10.76	0.19[6]	1.86	2.05	(0.17)	(0.51)	(0.68)	12.13	19.76	0.59	0.25	1.65[6]	698	30
08-31-2020	10.41	0.20[6]	1.14	1.34	(0.23)	(0.76)	(0.99)	10.76	13.45	0.60	0.26	1.95[6]	488	35
08-31-2019	11.44	0.23[6]	(0.15)	0.08	(0.25)	(0.86)	(1.11)	10.41	1.91	0.55	0.26	2.22[6]	736	39
08-31-2018	11.60	0.22[6]	0.64	0.86	(0.24)	(0.78)	(1.02)	11.44	7.56	0.52	0.26	1.96[6]	759	21
08-31-2017	11.05	0.22[6]	1.08	1.30	(0.23)	(0.52)	(0.75)	11.60	12.45	0.49	0.25	1.99[6]	785	37
Class R5
08-31-2021	10.75	0.23[6]	1.84	2.07	(0.19)	(0.51)	(0.70)	12.12	19.98	0.30	0.06	1.98[6]	4,855	30
08-31-2020	10.40	0.23[6]	1.13	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.30	0.06	2.25[6]	1,251	35
08-31-2019	11.43	0.25[6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.14	0.25	0.07	2.37[6]	1,342	39
08-31-2018	11.60	0.23[6]	0.64	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.21	0.05	2.06[6]	1,635	21
08-31-2017	11.05	0.27[6]	1.05	1.32	(0.25)	(0.52)	(0.77)	11.60	12.68	0.19	0.05	2.47[6]	1,182	37
Class R6
08-31-2021	10.74	0.21[6]	1.87	2.08	(0.20)	(0.51)	(0.71)	12.11	20.06	0.25	0.01	1.89[6]	70,692	30
08-31-2020	10.40	0.21[6]	1.15	1.36	(0.26)	(0.76)	(1.02)	10.74	13.67	0.25	—	2.12[6]	48,742	35
08-31-2019	11.42	0.25[6]	(0.13)	0.12	(0.28)	(0.86)	(1.14)	10.40	2.31	0.20	—	2.44[6]	38,659	39
08-31-2018	11.59	0.24[6]	0.64	0.88	(0.27)	(0.78)	(1.05)	11.42	7.77	0.17	—	2.14[6]	22,698	21
08-31-2017	11.04	0.21[6]	1.11	1.32	(0.25)	(0.52)	(0.77)	11.59	12.75	0.14	—	1.88[6]	8,987	37
Class 1
08-31-2021	10.75	0.21[6]	1.86	2.07	(0.19)	(0.51)	(0.70)	12.12	19.99	0.29	0.05	1.87[6]	989,063	30
08-31-2020	10.40	0.22[6]	1.14	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.28	0.05	2.19[6]	935,821	35
08-31-2019	11.43	0.25[6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.15	0.24	0.05	2.42[6]	983,455	39
08-31-2018	11.60	0.25[6]	0.62	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.20	0.05	2.21[6]	1,136,209	21
08-31-2017	11.05	0.25[6]	1.07	1.32	(0.25)	(0.52)	(0.77)	11.60	12.68	0.18	0.05	2.22[6]	1,176,137	37

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.02 and $0.02 per share and 0.08%, 0.09%, 0.15%, 0.19% and 0.20%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
52	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	10.06	0.19[6]	1.39	1.58	(0.18)	(0.56)	(0.74)	10.90	16.29	0.69	0.42	1.79[6]	234,516	29
08-31-2020	9.89	0.18[6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.06	11.32	0.69	0.43	1.93[6]	193,591	37
08-31-2019	10.66	0.22[6]	(0.03)	0.19	(0.24)	(0.72)	(0.96)	9.89	2.89	0.62	0.41	2.27[6]	171,370	40
08-31-2018	10.93	0.22[6]	0.41	0.63	(0.23)	(0.67)	(0.90)	10.66	5.92	0.57	0.41	2.02[6]	171,973	19
08-31-2017	10.64	0.22[6]	0.82	1.04	(0.23)	(0.52)	(0.75)	10.93	10.42	0.55	0.42	2.05[6]	144,135	35
Class I
08-31-2021	10.08	0.21[6]	1.39	1.60	(0.20)	(0.56)	(0.76)	10.92	16.57	0.39	0.12	2.04[6]	446	29
08-31-2020	9.90	0.20[6]	0.91	1.11	(0.26)	(0.67)	(0.93)	10.08	11.75	0.39	0.12	2.12[6]	477	37
08-31-2019	10.67	0.26[6]	(0.04)	0.22	(0.27)	(0.72)	(0.99)	9.90	3.23	0.33	0.13	2.63[6]	230	40
08-31-2018	10.94	0.23[6]	0.43	0.66	(0.26)	(0.67)	(0.93)	10.67	6.23	0.28	0.11	2.21[6]	705	19
08-31-2017	10.65	0.24[6]	0.83	1.07	(0.26)	(0.52)	(0.78)	10.94	10.76	0.24	0.11	2.31[6]	155	35
Class R2
08-31-2021	10.01	0.19[6]	1.37	1.56	(0.17)	(0.56)	(0.73)	10.84	16.20	0.73	0.45	1.86[6]	6,093	29
08-31-2020	9.84	0.18[6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.01	11.30	0.77	0.51	1.88[6]	1,014	37
08-31-2019	10.61	0.22[6]	(0.04)	0.18	(0.23)	(0.72)	(0.95)	9.84	2.77	0.71	0.51	2.23[6]	1,098	40
08-31-2018	10.89	0.20[6]	0.41	0.61	(0.22)	(0.67)	(0.89)	10.61	5.74	0.67	0.51	1.86[6]	1,440	19
08-31-2017	10.60	0.21[6]	0.82	1.03	(0.22)	(0.52)	(0.74)	10.89	10.37	0.65	0.50	2.02[6]	1,778	35
Class R4
08-31-2021	10.01	0.21[6]	1.38	1.59	(0.19)	(0.56)	(0.75)	10.85	16.55	0.63	0.25	2.04[6]	599	29
08-31-2020	9.85	0.21[6]	0.87	1.08	(0.25)	(0.67)	(0.92)	10.01	11.45	0.63	0.27	2.23[6]	144	37
08-31-2019	10.62	0.23[6]	(0.02)	0.21	(0.26)	(0.72)	(0.98)	9.85	3.07	0.56	0.26	2.39[6]	239	40
08-31-2018	10.89	0.27[6]	0.37	0.64	(0.24)	(0.67)	(0.91)	10.62	6.11	0.52	0.25	2.51[6]	211	19
08-31-2017	10.61	0.25[6]	0.80	1.05	(0.25)	(0.52)	(0.77)	10.89	10.55	0.50	0.25	2.35[6]	513	35
Class R5
08-31-2021	10.06	0.23[6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.90	16.68	0.33	0.06	2.23[6]	8,917	29
08-31-2020	9.89	0.23[6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.74	0.33	0.06	2.37[6]	3,949	37
08-31-2019	10.66	0.27[6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.29	0.27	0.06	2.71[6]	3,778	40
08-31-2018	10.93	0.25[6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.22	0.06	2.37[6]	5,384	19
08-31-2017	10.64	0.25[6]	0.83	1.08	(0.27)	(0.52)	(0.79)	10.93	10.84	0.20	0.05	2.40[6]	4,687	35
Class R6
08-31-2021	10.04	0.23[6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.88	16.77	0.29	0.01	2.24[6]	33,944	29
08-31-2020	9.87	0.23[6]	0.89	1.12	(0.28)	(0.67)	(0.95)	10.04	11.82	0.28	—	2.39[6]	28,864	37
08-31-2019	10.65	0.26[6]	(0.03)	0.23	(0.29)	(0.72)	(1.01)	9.87	3.28	0.21	—	2.67[6]	28,384	40
08-31-2018	10.92	0.25[6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.65	6.36	0.17	—	2.32[6]	16,997	19
08-31-2017	10.63	0.24[6]	0.84	1.08	(0.27)	(0.52)	(0.79)	10.92	10.92	0.15	—	2.31[6]	10,285	35
Class 1
08-31-2021	10.06	0.23[6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.90	16.69	0.33	0.05	2.19[6]	471,564	29
08-31-2020	9.89	0.23[6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.75	0.31	0.05	2.37[6]	508,214	37
08-31-2019	10.66	0.27[6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.32	0.25	0.05	2.69[6]	590,329	40
08-31-2018	10.93	0.26[6]	0.41	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.21	0.05	2.44[6]	733,558	19
08-31-2017	10.64	0.26[6]	0.82	1.08	(0.27)	(0.52)	(0.79)	10.93	10.84	0.18	0.05	2.50[6]	821,058	35

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.02 and $0.02 per share and 0.07%, 0.09%, 0.15%, 0.20% and 0.21%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	53

Financial highlights continued
Multimanager 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	9.15	0.19[6]	1.08	1.27	(0.18)	(0.51)	(0.69)	9.73	14.43	0.75	0.42	2.00[6]	109,061	27
08-31-2020	9.12	0.18[6]	0.66	0.84	(0.23)	(0.58)	(0.81)	9.15	9.64	0.76	0.43	2.06[6]	97,644	41
08-31-2019	9.75	0.23[6]	0.04	0.27	(0.26)	(0.64)	(0.90)	9.12	3.85	0.66	0.41	2.53[6]	91,688	41
08-31-2018	10.13	0.22[6]	0.23	0.45	(0.24)	(0.59)	(0.83)	9.75	4.54	0.60	0.41	2.22[6]	98,847	17
08-31-2017	10.02	0.22[6]	0.60	0.82	(0.24)	(0.47)	(0.71)	10.13	8.81	0.58	0.42	2.26[6]	90,426	38
Class I
08-31-2021	9.16	0.22[6]	1.07	1.29	(0.20)	(0.51)	(0.71)	9.74	14.73	0.45	0.12	2.31[6]	863	27
08-31-2020	9.13	0.21[6]	0.66	0.87	(0.26)	(0.58)	(0.84)	9.16	9.97	0.46	0.13	2.38[6]	823	41
08-31-2019	9.76	0.25[6]	0.05	0.30	(0.29)	(0.64)	(0.93)	9.13	4.21	0.37	0.13	2.82[6]	670	41
08-31-2018	10.14	0.24[6]	0.24	0.48	(0.27)	(0.59)	(0.86)	9.76	4.85	0.31	0.11	2.49[6]	610	17
08-31-2017	10.02	0.22[6]	0.65	0.87	(0.28)	(0.47)	(0.75)	10.14	9.27	0.27	0.11	2.27[6]	369	38
Class R2
08-31-2021	9.09	0.19[6]	1.07	1.26	(0.17)	(0.51)	(0.68)	9.67	14.45	0.80	0.46	2.00[6]	2,331	27
08-31-2020	9.07	0.12[6]	0.71	0.83	(0.23)	(0.58)	(0.81)	9.09	9.52	0.84	0.51	1.39[6]	164	41
08-31-2019	9.69	0.23[6]	0.04	0.27	(0.25)	(0.64)	(0.89)	9.07	3.87	0.73	0.49	2.53[6]	33	41
08-31-2018	10.09	0.17[6]	0.25	0.42	(0.23)	(0.59)	(0.82)	9.69	4.16	0.71	0.51	1.71[6]	47	17
08-31-2017	9.98	0.19[6]	0.63	0.82	(0.24)	(0.47)	(0.71)	10.09	8.88	0.66	0.50	1.94[6]	584	38
Class R4
08-31-2021	9.12	0.21[6]	1.12	1.33	(0.19)	(0.51)	(0.70)	9.75	15.27	0.67	0.23	2.21[6]	10	27
08-31-2020	9.09	0.19[6]	0.67	0.86	(0.25)	(0.58)	(0.83)	9.12	9.85	0.70	0.27	2.22[6]	12	41
08-31-2019	9.72	0.25[6]	0.04	0.29	(0.28)	(0.64)	(0.92)	9.09	4.06	0.61	0.26	2.74[6]	11	41
08-31-2018	10.11	0.24[6]	0.22	0.46	(0.26)	(0.59)	(0.85)	9.72	4.62	0.56	0.26	2.45[6]	65	17
08-31-2017	10.00	0.25[6]	0.59	0.84	(0.26)	(0.47)	(0.73)	10.11	9.04	0.52	0.25	2.54[6]	95	38
Class R5
08-31-2021	9.15	0.22[6]	1.08	1.30	(0.21)	(0.51)	(0.72)	9.73	14.80	0.40	0.06	2.29[6]	262	27
08-31-2020	9.12	0.22[6]	0.66	0.88	(0.27)	(0.58)	(0.85)	9.15	10.06	0.39	0.06	2.52[6]	322	41
08-31-2019	9.75	0.28[6]	0.03	0.31	(0.30)	(0.64)	(0.94)	9.12	4.27	0.31	0.07	2.97[6]	323	41
08-31-2018	10.14	0.26[6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.26	0.06	2.66[6]	1,206	17
08-31-2017	10.02	0.26[6]	0.61	0.87	(0.28)	(0.47)	(0.75)	10.14	9.34	0.22	0.05	2.61[6]	1,292	38
Class R6
08-31-2021	9.16	0.23[6]	1.07	1.30	(0.21)	(0.51)	(0.72)	9.74	14.86	0.35	0.01	2.43[6]	12,107	27
08-31-2020	9.12	0.22[6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.24	0.34	—	2.52[6]	11,162	41
08-31-2019	9.76	0.26[6]	0.04	0.30	(0.30)	(0.64)	(0.94)	9.12	4.23	0.26	—	2.93[6]	11,764	41
08-31-2018	10.14	0.24[6]	0.25	0.49	(0.28)	(0.59)	(0.87)	9.76	4.96	0.21	—	2.49[6]	7,076	17
08-31-2017	10.03	0.23[6]	0.64	0.87	(0.29)	(0.47)	(0.76)	10.14	9.29	0.17	—	2.39[6]	3,109	38
Class 1
08-31-2021	9.16	0.22[6]	1.07	1.29	(0.21)	(0.51)	(0.72)	9.73	14.69	0.39	0.05	2.39[6]	138,822	27
08-31-2020	9.12	0.22[6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.19	0.38	0.05	2.48[6]	156,575	41
08-31-2019	9.75	0.27[6]	0.04	0.31	(0.30)	(0.64)	(0.94)	9.12	4.28	0.30	0.05	2.98[6]	192,409	41
08-31-2018	10.14	0.26[6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.24	0.05	2.62[6]	253,242	17
08-31-2017	10.02	0.27[6]	0.60	0.87	(0.28)	(0.47)	(0.75)	10.14	9.34	0.21	0.05	2.70[6]	324,331	38

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.02 and $0.02 per share and 0.07%, 0.09%, 0.16%, 0.21% and 0.22%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
54	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2021	8.93	0.20[6]	0.89	1.09	(0.19)	(0.42)	(0.61)	9.41	12.62	0.80	0.42	2.16[6]	52,276	34
08-31-2020	8.86	0.19[6]	0.54	0.73	(0.23)	(0.43)	(0.66)	8.93	8.50	0.81	0.43	2.18[6]	45,532	46
08-31-2019	9.25	0.23[6]	0.11	0.34	(0.26)	(0.47)	(0.73)	8.86	4.50	0.70	0.41	2.68[6]	45,444	48
08-31-2018	9.54	0.22[6]	0.12	0.34	(0.23)	(0.40)	(0.63)	9.25	3.65	0.64	0.41	2.36[6]	46,288	20
08-31-2017	9.49	0.22[6]	0.46	0.68	(0.24)	(0.39)	(0.63)	9.54	7.71	0.61	0.42	2.38[6]	47,800	39
Class I
08-31-2021	8.93	0.22[6]	0.89	1.11	(0.21)	(0.42)	(0.63)	9.41	12.93	0.50	0.12	2.46[6]	452	34
08-31-2020	8.87	0.20[6]	0.54	0.74	(0.25)	(0.43)	(0.68)	8.93	8.70	0.51	0.13	2.34[6]	503	46
08-31-2019	9.25	0.27[6]	0.11	0.38	(0.29)	(0.47)	(0.76)	8.87	4.98	0.42	0.13	3.03[6]	133	48
08-31-2018	9.55	0.24[6]	0.12	0.36	(0.26)	(0.40)	(0.66)	9.25	3.84	0.35	0.11	2.57[6]	158	20
08-31-2017	9.49	0.23[6]	0.49	0.72	(0.27)	(0.39)	(0.66)	9.55	8.17	0.30	0.11	2.51[6]	202	39
Class R2
08-31-2021	8.91	0.19[6]	0.89	1.08	(0.18)	(0.42)	(0.60)	9.39	12.60	0.84	0.45	2.13[6]	568	34
08-31-2020	8.85	0.18[6]	0.53	0.71	(0.22)	(0.43)	(0.65)	8.91	8.31	0.90	0.51	2.10[6]	359	46
08-31-2019	9.23	0.22[6]	0.12	0.34	(0.25)	(0.47)	(0.72)	8.85	4.51	0.80	0.51	2.57[6]	491	48
08-31-2018	9.53	0.21[6]	0.11	0.32	(0.22)	(0.40)	(0.62)	9.23	3.45	0.75	0.51	2.21[6]	452	20
08-31-2017	9.47	0.16[6]	0.53	0.69	(0.24)	(0.39)	(0.63)	9.53	7.75	0.67	0.48	1.71[6]	522	39
Class R4
08-31-2021	8.92	0.21[6]	0.90	1.11	(0.20)	(0.42)	(0.62)	9.41	12.92	0.74	0.26	2.32[6]	66	34
08-31-2020	8.86	0.20[6]	0.53	0.73	(0.24)	(0.43)	(0.67)	8.92	8.57	0.75	0.26	2.33[6]	52	46
08-31-2019	9.24	0.24[6]	0.12	0.36	(0.27)	(0.47)	(0.74)	8.86	4.79	0.65	0.26	2.78[6]	89	48
08-31-2018	9.54	0.25[6]	0.10	0.35	(0.25)	(0.40)	(0.65)	9.24	3.70	0.57	0.23	2.67[6]	73	20
08-31-2017	9.48	0.25[6]	0.46	0.71	(0.26)	(0.39)	(0.65)	9.54	8.03	0.56	0.25	2.71[6]	247	39
Class R5
08-31-2021	8.93	0.24[6]	0.89	1.13	(0.22)	(0.42)	(0.64)	9.42	12.99	0.44	0.05	2.58[6]	701	34
08-31-2020	8.87	0.24[6]	0.51	0.75	(0.26)	(0.43)	(0.69)	8.93	8.78	0.45	0.06	2.76[6]	25	46
08-31-2019	9.25	0.28[6]	0.10	0.38	(0.29)	(0.47)	(0.76)	8.87	5.03	0.35	0.06	3.21[6]	34	48
08-31-2018	9.55	0.31[6]	0.06	0.37	(0.27)	(0.40)	(0.67)	9.25	3.90	0.30	0.05	3.20[6]	43	20
08-31-2017	9.50	0.25[6]	0.47	0.72	(0.28)	(0.39)	(0.67)	9.55	8.13	0.25	0.05	2.74[6]	364	39
Class R6
08-31-2021	8.94	0.23[6]	0.90	1.13	(0.22)	(0.42)	(0.64)	9.43	13.17	0.40	0.01	2.57[6]	10,913	34
08-31-2020	8.88	0.22[6]	0.53	0.75	(0.26)	(0.43)	(0.69)	8.94	8.83	0.40	—	2.59[6]	8,496	46
08-31-2019	9.26	0.26[6]	0.13	0.39	(0.30)	(0.47)	(0.77)	8.88	5.09	0.30	—	2.97[6]	8,356	48
08-31-2018	9.56	0.25[6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.95	0.25	—	2.69[6]	3,754	20
08-31-2017	9.50	0.22[6]	0.51	0.73	(0.28)	(0.39)	(0.67)	9.56	8.29	0.20	—	2.40[6]	2,044	39
Class 1
08-31-2021	8.94	0.23[6]	0.89	1.12	(0.22)	(0.42)	(0.64)	9.42	13.00	0.44	0.05	2.55[6]	113,965	34
08-31-2020	8.87	0.22[6]	0.54	0.76	(0.26)	(0.43)	(0.69)	8.94	8.90	0.44	0.05	2.56[6]	118,858	46
08-31-2019	9.26	0.27[6]	0.10	0.37	(0.29)	(0.47)	(0.76)	8.87	4.92	0.34	0.05	3.07[6]	134,078	48
08-31-2018	9.56	0.25[6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.90	0.29	0.05	2.72[6]	161,261	20
08-31-2017	9.50	0.26[6]	0.47	0.73	(0.28)	(0.39)	(0.67)	9.56	8.24	0.24	0.05	2.83[6]	193,321	39

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.02 and $0.02 per share and 0.08%, 0.09%, 0.17%, 0.23% and 0.24%, for the periods ended 8-31-21, 8-31-20, 8-31-19, 8-31-18, and 8-31-17, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	55

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, twelve of which are presented in this report (collectively, Multimanager Lifetime Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through the portfolio’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Multimanager 2065 Lifetime Portfolio commenced operations on September 23, 2020.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and other open-end mutual funds are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
56	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2065 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$10,966,740	$10,966,740	—	—
Unaffiliated investment companies	394,649	394,649	—	—
U.S. Government and Agency obligations	210,544	—	$210,544	—
Short-term investments	130,093	130,093	—	—
Total investments in securities	$11,702,026	$11,491,482	$210,544	—

Multimanager 2060 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$196,676,113	$196,676,113	—	—
Unaffiliated investment companies	7,021,870	7,021,870	—	—
Common stocks	2,686	—	—	$2,686
U.S. Government and Agency obligations	3,950,732	—	$3,950,732	—
Short-term investments	1,023	1,023	—	—
Total investments in securities	$207,652,424	$203,699,006	$3,950,732	$2,686

Multimanager 2055 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$340,667,061	$340,667,061	—	—
Unaffiliated investment companies	12,160,006	12,160,006	—	—
Common stocks	7,627	—	—	$7,627
U.S. Government and Agency obligations	6,859,284	—	$6,859,284	—
Short-term investments	11,457	11,457	—	—
Total investments in securities	$359,705,435	$352,838,524	$6,859,284	$7,627

Multimanager 2050 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$578,805,734	$578,805,734	—	—
Unaffiliated investment companies	20,683,706	20,683,706	—	—
Common stocks	15,461	—	—	$15,461
U.S. Government and Agency obligations	11,629,781	—	$11,629,781	—
Short-term investments	99,725	99,725	—	—
Total investments in securities	$611,234,407	$599,589,165	$11,629,781	$15,461

Multimanager 2045 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$961,196,150	$961,196,150	—	—
Unaffiliated investment companies	33,952,668	33,952,668	—	—
Common stocks	28,665	—	—	$28,665
U.S. Government and Agency obligations	20,822,149	—	$20,822,149	—
Short-term investments	687,229	687,229	—	—
Total investments in securities	$1,016,686,861	$995,836,047	$20,822,149	$28,665

Multimanager 2040 Lifetime Portfolio
Investments in securities:
Assets
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	57

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2040 Lifetime Portfolio (continued)
Affiliated investment companies	$1,019,825,723	$1,019,825,723	—	—
Unaffiliated investment companies	38,765,463	38,765,463	—	—
Common stocks	31,491	—	—	$31,491
U.S. Government and Agency obligations	45,197,718	—	$45,197,718	—
Short-term investments	639,795	639,795	—	—
Total investments in securities	$1,104,460,190	$1,059,230,981	$45,197,718	$31,491

Multimanager 2035 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,189,250,684	$1,189,250,684	—	—
Unaffiliated investment companies	40,561,864	40,561,864	—	—
Common stocks	33,451	—	—	$33,451
U.S. Government and Agency obligations	76,405,764	—	$76,405,764	—
Short-term investments	662,068	662,068	—	—
Total investments in securities	$1,306,913,831	$1,230,474,616	$76,405,764	$33,451

Multimanager 2030 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,328,727,523	$1,328,727,523	—	—
Unaffiliated investment companies	38,968,163	38,968,163	—	—
Common stocks	37,591	—	—	$37,591
U.S. Government and Agency obligations	114,819,644	—	$114,819,644	—
Short-term investments	794,373	794,373	—	—
Total investments in securities	$1,483,347,294	$1,368,490,059	$114,819,644	$37,591

Multimanager 2025 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,203,410,598	$1,203,410,598	—	—
Unaffiliated investment companies	22,894,185	22,894,185	—	—
Common stocks	27,198	—	—	$27,198
U.S. Government and Agency obligations	124,188,119	—	$124,188,119	—
Short-term investments	951,528	951,528	—	—
Total investments in securities	$1,351,471,628	$1,227,256,311	$124,188,119	$27,198

Multimanager 2020 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$675,885,962	$675,885,962	—	—
Unaffiliated investment companies	9,245,829	9,245,829	—	—
Common stocks	12,623	—	—	$12,623
U.S. Government and Agency obligations	70,320,588	—	$70,320,588	—
Short-term investments	682,914	682,914	—	—
Total investments in securities	$756,147,916	$685,814,705	$70,320,588	$12,623

Multimanager 2015 Lifetime Portfolio
Investments in securities:
Assets
58	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2015 Lifetime Portfolio (continued)
Affiliated investment companies	$236,291,417	$236,291,417	—	—
Unaffiliated investment companies	2,412,841	2,412,841	—	—
Common stocks	3,757	—	—	$3,757
U.S. Government and Agency obligations	24,802,140	—	$24,802,140	—
Short-term investments	1,023	1,023	—	—
Total investments in securities	$263,511,178	$238,705,281	$24,802,140	$3,757

Multimanager 2010 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$161,044,313	$161,044,313	—	—
Unaffiliated investment companies	1,361,859	1,361,859	—	—
Common stocks	1,801	—	—	$1,801
U.S. Government and Agency obligations	16,578,927	—	$16,578,927	—
Short-term investments	1,025	1,025	—	—
Total investments in securities	$178,987,925	$162,407,197	$16,578,927	$1,801
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a portfolio could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2021, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2021 were as follows:
Portfolio	Commitment fee
Multimanager 2065 Lifetime Portfolio	$1,751
Multimanager 2060 Lifetime Portfolio	6,377
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	59

Portfolio	Commitment fee
Multimanager 2055 Lifetime Portfolio	$7,019
Multimanager 2050 Lifetime Portfolio	8,043
Multimanager 2045 Lifetime Portfolio	9,714
Multimanager 2040 Lifetime Portfolio	10,080
Multimanager 2035 Lifetime Portfolio	10,982
Multimanager 2030 Lifetime Portfolio	11,722
Multimanager 2025 Lifetime Portfolio	11,313
Multimanager 2020 Lifetime Portfolio	9,008
Multimanager 2015 Lifetime Portfolio	6,818
Multimanager 2010 Lifetime Portfolio	6,392
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2021, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager 2065 Lifetime Portfolio	$10,788,469	$913,957	$(400)	$913,557
Multimanager 2060 Lifetime Portfolio	166,283,327	41,369,097	—	41,369,097
Multimanager 2055 Lifetime Portfolio	284,577,031	75,128,549	(145)	75,128,404
Multimanager 2050 Lifetime Portfolio	469,146,905	142,097,035	(9,533)	142,087,502
Multimanager 2045 Lifetime Portfolio	703,120,541	313,577,091	(10,771)	313,566,320
Multimanager 2040 Lifetime Portfolio	779,804,630	324,655,560	—	324,655,560
Multimanager 2035 Lifetime Portfolio	953,396,626	353,517,205	—	353,517,205
Multimanager 2030 Lifetime Portfolio	1,120,436,964	362,946,882	(36,552)	362,910,330
Multimanager 2025 Lifetime Portfolio	1,070,054,126	281,589,351	(171,849)	281,417,502
Multimanager 2020 Lifetime Portfolio	626,480,134	129,855,668	(187,886)	129,667,782
Multimanager 2015 Lifetime Portfolio	222,381,606	41,177,370	(47,798)	41,129,572
Multimanager 2010 Lifetime Portfolio	156,713,074	22,331,324	(56,473)	22,274,851
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2065 Lifetime Portfolio	$21,918	—	$21,918
Multimanager 2060 Lifetime Portfolio	3,393,293	$2,823,658	6,216,951
Multimanager 2055 Lifetime Portfolio	6,345,106	6,556,885	12,901,991
Multimanager 2050 Lifetime Portfolio	11,071,828	13,227,618	24,299,446
Multimanager 2045 Lifetime Portfolio	22,258,406	26,281,852	48,540,258
Multimanager 2040 Lifetime Portfolio	25,508,365	28,828,013	54,336,378
Multimanager 2035 Lifetime Portfolio	32,755,896	35,322,911	68,078,807
Multimanager 2030 Lifetime Portfolio	41,672,173	35,825,730	77,497,903
Multimanager 2025 Lifetime Portfolio	38,873,543	36,551,992	75,425,535
Multimanager 2020 Lifetime Portfolio	26,398,192	27,952,776	54,350,968
60	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2015 Lifetime Portfolio	$9,596,480	$10,015,703	$19,612,183
Multimanager 2010 Lifetime Portfolio	6,207,429	5,545,113	11,752,542
The tax character of distributions for the year ended August 31, 2020 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2060 Lifetime Portfolio	$1,848,252	$4,404,857	$6,253,109
Multimanager 2055 Lifetime Portfolio	4,272,073	14,490,430	18,762,503
Multimanager 2050 Lifetime Portfolio	7,923,769	30,470,207	38,393,976
Multimanager 2045 Lifetime Portfolio	15,196,984	70,136,600	85,333,584
Multimanager 2040 Lifetime Portfolio	16,292,530	73,547,800	89,840,330
Multimanager 2035 Lifetime Portfolio	21,542,469	88,174,797	109,717,266
Multimanager 2030 Lifetime Portfolio	27,742,171	92,367,572	120,109,743
Multimanager 2025 Lifetime Portfolio	31,651,707	81,283,368	112,935,075
Multimanager 2020 Lifetime Portfolio	22,831,455	48,914,594	71,746,049
Multimanager 2015 Lifetime Portfolio	9,085,708	16,311,105	25,396,813
Multimanager 2010 Lifetime Portfolio	6,036,555	7,561,931	13,598,486
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multimanager 2065 Lifetime Portfolio	$28,741	$41,568
Multimanager 2060 Lifetime Portfolio	238,322	10,882,292
Multimanager 2055 Lifetime Portfolio	354,499	20,549,094
Multimanager 2050 Lifetime Portfolio	478,938	34,734,066
Multimanager 2045 Lifetime Portfolio	7,452,718	46,309,921
Multimanager 2040 Lifetime Portfolio	7,834,588	52,698,765
Multimanager 2035 Lifetime Portfolio	9,369,594	69,284,470
Multimanager 2030 Lifetime Portfolio	11,976,977	78,192,727
Multimanager 2025 Lifetime Portfolio	13,545,486	76,224,504
Multimanager 2020 Lifetime Portfolio	8,984,833	47,233,322
Multimanager 2015 Lifetime Portfolio	3,459,386	13,459,247
Multimanager 2010 Lifetime Portfolio	2,735,941	6,773,503
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	61

The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This expense limitation agreement expires on December 31, 2021, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2065 Lifetime Portfolio	0.58%
Multimanager 2060 Lifetime Portfolio	0.58%
Multimanager 2055 Lifetime Portfolio	0.59%
Multimanager 2050 Lifetime Portfolio	0.60%
Multimanager 2045 Lifetime Portfolio	0.58%
Multimanager 2040 Lifetime Portfolio	0.58%
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2035 Lifetime Portfolio	0.59%
Multimanager 2030 Lifetime Portfolio	0.57%
Multimanager 2025 Lifetime Portfolio	0.56%
Multimanager 2020 Lifetime Portfolio	0.54%
Multimanager 2015 Lifetime Portfolio	0.52%
Multimanager 2010 Lifetime Portfolio	0.50%

For Multimanager 2065 Lifetime Portfolio prior to January 1, 2021, the Advisor had contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses to reduce the total annual portfolio operating expenses to the extent the portfolio exceeded 0.68% of average net assets.
Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
Prior to January 1, 2021, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of each portfolio, other than the Multimanager 2065 Lifetime Portfolio, to the extent they exceeded 0.00% of average net assets attributable to Class R6 shares. This expense limitation agreement expired on December 31, 2020.
Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average daily net assets and 0.50% of the portfolio’s average daily net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2021, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Total
Multimanager 2065 Lifetime Portfolio	$14,685	$7,219	—	$7,219	—	$7,219	$7,221	$7,876	$185,527	$236,966
Multimanager 2060 Lifetime Portfolio	27,369	180	$30	1,422	$107	335	1,122	16,210	477,020	523,795
Multimanager 2055 Lifetime Portfolio	76,429	216	59	2,860	64	131	2,304	33,909	660,578	776,550
Multimanager 2050 Lifetime Portfolio	187,745	220	469	9,727	354	2,799	1,515	63,108	914,881	1,180,818
Multimanager 2045 Lifetime Portfolio	315,555	440	546	12,824	296	441	5,195	88,444	1,411,375	1,835,116
Multimanager 2040 Lifetime Portfolio	391,789	1,952	878	12,320	330	717	3,773	101,250	1,604,295	2,117,304
Multimanager 2035 Lifetime Portfolio	474,895	146	1,486	20,793	499	264	6,917	124,343	1,986,115	2,615,458
Multimanager 2030 Lifetime Portfolio	586,066	2,894	1,367	23,097	463	1,498	11,283	142,740	2,306,286	3,075,694
Multimanager 2025 Lifetime Portfolio	589,721	6,894	1,005	27,342	744	1,328	9,586	134,077	2,299,661	3,070,358
Multimanager 2020 Lifetime Portfolio	596,716	1,063	1,539	15,689	486	1,242	20,377	78,981	1,359,672	2,075,765
Multimanager 2015 Lifetime Portfolio	351,982	2,862	697	7,454	444	39	785	39,323	499,479	903,065
Multimanager 2010 Lifetime Portfolio	187,192	2,252	176	3,082	42	231	2,406	37,365	447,366	680,112
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
62	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multimanager 2065 Lifetime Portfolio	0.00%
Multimanager 2060 Lifetime Portfolio	0.00%
Multimanager 2055 Lifetime Portfolio	0.00%
Multimanager 2050 Lifetime Portfolio	0.00%
Multimanager 2045 Lifetime Portfolio	0.00%
Multimanager 2040 Lifetime Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multimanager 2035 Lifetime Portfolio	0.00%
Multimanager 2030 Lifetime Portfolio	0.00%
Multimanager 2025 Lifetime Portfolio	0.00%
Multimanager 2020 Lifetime Portfolio	0.00%
Multimanager 2015 Lifetime Portfolio	0.00%
Multimanager 2010 Lifetime Portfolio	0.00%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class 1	0.05%	—
Class R1 and Class R3 were redesignated during the period. Refer to Note 5 for further details.
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2021, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2021:
Portfolio	Class R4
Multimanager 2065 Lifetime Portfolio	$58
Multimanager 2060 Lifetime Portfolio	114
Multimanager 2055 Lifetime Portfolio	54
Multimanager 2050 Lifetime Portfolio	1,305
Multimanager 2045 Lifetime Portfolio	222
Multimanager 2040 Lifetime Portfolio	342
Portfolio	Class R4
Multimanager 2035 Lifetime Portfolio	$122
Multimanager 2030 Lifetime Portfolio	667
Multimanager 2025 Lifetime Portfolio	548
Multimanager 2020 Lifetime Portfolio	449
Multimanager 2015 Lifetime Portfolio	12
Multimanager 2010 Lifetime Portfolio	60

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2021:
	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Total sales charges	—	$6,991	$8,315	$9,912	$18,506	$18,178	$22,039	$26,855	$27,456	$39,902	$6,617	$13,325
Retained for printing prospectus, advertising and sales literature	—	1,140	1,251	1,524	2,707	2,722	3,421	4,123	4,362	7,076	818	2,465
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	63

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Sales commission to unrelated broker-dealers	—	$5,851	$7,064	$8,388	$15,799	$15,456	$18,618	$22,732	$23,094	$32,826	$5,799	$10,860
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor for Class A shares were as follows:
Portfolio	Class A
Multimanager 2050 Lifetime Portfolio	$363
Multimanager 2035 Lifetime Portfolio	1,200
Multimanager 2030 Lifetime Portfolio	834
Multimanager 2025 Lifetime Portfolio	794
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2065 Lifetime Portfolio	Class A	$464	$178
	Class I	—	67
	Class R2	144	6
	Class R4	145	6
	Class R5	—	6
	Class R6	—	8
	Class 1	2,212	—
	Total	$2,965	$271
Multimanager 2060 Lifetime Portfolio	Class A	$27,833	$10,691
	Class I	—	70
	Class R1	46	1
	Class R2	2,288	48
	Class R3	181	3
	Class R4	309	11
	Class R5	186	37
	Class R6	—	534
	Class 1	80,399	—
	Total	$111,242	$11,395
Multimanager 2055 Lifetime Portfolio	Class A	$95,219	$36,543
	Class I	—	103
	Class R1	153	2
	Class R2	5,853	119
	Class R3	145	2
	Class R4	135	5
	Class R5	458	95
	Class R6	—	1,370
	Class 1	136,679	—
	Total	$238,642	$38,239
64	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2050 Lifetime Portfolio	Class A	$262,880	$100,878
	Class I	—	118
	Class R1	1,485	20
	Class R2	22,535	452
	Class R3	959	15
	Class R4	4,550	130
	Class R5	352	70
	Class R6	—	2,877
	Class 1	213,289	—
	Total	$506,050	$104,560
Multimanager 2045 Lifetime Portfolio	Class A	$478,398	$183,574
	Class I	—	255
	Class R1	2,007	27
	Class R2	32,137	646
	Class R3	887	14
	Class R4	772	22
	Class R5	1,297	261
	Class R6	—	4,363
	Class 1	356,372	—
	Total	$871,870	$189,162
Multimanager 2040 Lifetime Portfolio	Class A	$561,723	$215,544
	Class I	—	1,073
	Class R1	3,174	40
	Class R2	29,054	584
	Class R3	941	15
	Class R4	1,199	34
	Class R5	893	177
	Class R6	—	4,715
	Class 1	383,194	—
	Total	$980,178	$222,182
Multimanager 2035 Lifetime Portfolio	Class A	$656,367	$251,870
	Class I	—	77
	Class R1	5,169	67
	Class R2	47,383	953
	Class R3	1,370	22
	Class R4	402	12
	Class R5	1,549	311
	Class R6	—	5,591
	Class 1	457,560	—
	Total	$1,169,800	$258,903
Multimanager 2030 Lifetime Portfolio	Class A	$783,572	$300,651
	Class I	—	1,494
	Class R1	4,562	60
	Class R2	51,002	1,021
	Class R3	1,247	20
	Class R4	2,328	66
	Class R5	2,445	491
	Class R6	—	6,206
	Class 1	514,157	—
	Total	$1,359,313	$310,009
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	65

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2025 Lifetime Portfolio	Class A	$731,980	$280,837
	Class I	—	3,274
	Class R1	3,200	41
	Class R2	53,126	1,124
	Class R3	1,897	29
	Class R4	1,876	55
	Class R5	1,805	391
	Class R6	—	5,438
	Class 1	475,874	—
	Total	$1,269,758	$291,189
Multimanager 2020 Lifetime Portfolio	Class A	$649,356	$249,162
	Class I	—	438
	Class R1	4,242	55
	Class R2	24,961	566
	Class R3	1,103	17
	Class R4	1,526	44
	Class R5	3,368	730
	Class R6	—	2,817
	Class 1	246,689	—
	Total	$931,245	$253,829
Multimanager 2015 Lifetime Portfolio	Class A	$313,482	$120,291
	Class I	—	979
	Class R1	1,528	20
	Class R2	9,909	221
	Class R3	807	12
	Class R4	39	—
	Class R5	118	23
	Class R6	—	1,155
	Class 1	74,179	—
	Total	$400,062	$122,701
Multimanager 2010 Lifetime Portfolio	Class A	$145,003	$55,628
	Class I	—	667
	Class R1	278	5
	Class R2	3,500	79
	Class R3	68	1
	Class R4	208	6
	Class R5	253	59
	Class R6	—	953
	Class 1	57,777	—
	Total	$207,087	$57,398
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2021 and 2020 were as follows:
Multimanager 2065 Lifetime Portfolio	Period ended 8-31-21[1]
	Shares	Amount
Class A shares
Sold	21,011	$241,518
Distributions reinvested	35	407
Repurchased	(10,296)	(136,199)
Net increase	10,750	$105,726
66	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2065 Lifetime Portfolio , Cont’d	Period ended 8-31-21[1]
	Shares	Amount
Class I shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class R2 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class R4 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class R5 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class R6 shares
Sold	14,491	$176,333
Repurchased	(32)	(429)
Net increase	14,459	$175,904
Class 1 shares
Sold	908,071	$11,402,588
Distributions reinvested	1,501	17,640
Repurchased	(104,360)	(1,311,967)
Net increase	805,212	$10,108,261
Total net increase	850,421	$10,589,891

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.

Multimanager 2060 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	482,669	$7,021,975	446,091	$5,221,697
Distributions reinvested	19,923	281,516	13,812	170,164
Repurchased	(171,407)	(2,566,028)	(229,441)	(2,660,047)
Net increase	331,185	$4,737,463	230,462	$2,731,814
Class I shares
Sold	—	—	152	$1,634
Distributions reinvested	6	$84	2	22
Repurchased	(16)	(259)	—	—
Net increase (decrease)	(10)	$(175)	154	$1,656
Class R1 shares
Sold	48	$618	2,017	$24,081
Repurchased	(4,900)	(64,790)	(1,084)	(12,348)
Net increase (decrease)	(4,852)	$(64,172)	933	$11,733
Class R2 shares
Sold	41,305	$573,439	3,929	$47,347
Distributions reinvested	1,073	15,167	297	3,653
Repurchased	(14,696)	(210,990)	(323)	(3,691)
Net increase	27,682	$377,616	3,903	$47,309
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	67

Multimanager 2060 Lifetime Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	1,214	$15,378	12,804	$151,864
Distributions reinvested	—	—	710	8,752
Repurchased	(23,417)	(309,439)	(4,214)	(52,176)
Net increase (decrease)	(22,203)	$(294,061)	9,300	$108,440
Class R4 shares
Sold	4,413	$65,342	963	$11,893
Distributions reinvested	136	1,920	75	929
Repurchased	(845)	(12,339)	(54)	(641)
Net increase	3,704	$54,923	984	$12,181
Class R5 shares
Sold	9,454	$138,517	19,584	$215,475
Distributions reinvested	1,015	14,351	1,070	13,186
Repurchased	(13,623)	(190,824)	(5,730)	(69,608)
Net increase (decrease)	(3,154)	$(37,956)	14,924	$159,053
Class R6 shares
Sold	473,308	$7,377,595	267,943	$3,142,315
Distributions reinvested	13,737	194,512	10,335	127,425
Repurchased	(130,346)	(1,944,453)	(124,514)	(1,426,545)
Net increase	356,699	$5,627,654	153,764	$1,843,195
Class 1 shares
Sold	2,433,551	$35,868,238	3,207,220	$37,757,610
Distributions reinvested	403,152	5,704,598	479,614	5,913,640
Repurchased	(1,419,131)	(21,588,722)	(601,550)	(7,306,416)
Net increase	1,417,572	$19,984,114	3,085,284	$36,364,834
Total net increase	2,106,623	$30,385,406	3,499,708	$41,280,215

Multimanager 2055 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,111,077	$14,607,570	1,198,815	$12,658,830
Distributions reinvested	90,518	1,136,903	121,085	1,331,932
Repurchased	(546,513)	(7,278,587)	(581,438)	(6,151,046)
Net increase	655,082	$8,465,886	738,462	$7,839,716
Class I shares
Sold	4,376	$60,998	633	$6,408
Distributions reinvested	69	867	113	1,239
Repurchased	(1,014)	(13,552)	(108)	(1,058)
Net increase	3,431	$48,313	638	$6,589
Class R1 shares
Sold	289	$3,351	10,848	$115,223
Repurchased	(14,112)	(166,418)	(1,121)	(11,911)
Net increase (decrease)	(13,823)	$(163,067)	9,727	$103,312
Class R2 shares
Sold	58,293	$725,510	15,127	$160,606
Distributions reinvested	3,980	49,954	4,897	53,863
Repurchased	(58,456)	(797,074)	(6,778)	(69,119)
Net increase (decrease)	3,817	$(21,610)	13,246	$145,350
68	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2055 Lifetime Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	1,082	$12,233	11,156	$118,374
Distributions reinvested	—	—	1,019	11,204
Repurchased	(20,055)	(236,400)	(3,082)	(32,469)
Net increase (decrease)	(18,973)	$(224,167)	9,093	$97,109
Class R5 shares
Sold	82,525	$1,047,266	8,596	$92,875
Distributions reinvested	3,309	41,624	974	10,728
Repurchased	(10,739)	(145,961)	(1,932)	(21,476)
Net increase	75,095	$942,929	7,638	$82,127
Class R6 shares
Sold	1,131,503	$15,706,836	440,420	$4,696,166
Distributions reinvested	41,959	527,845	52,497	577,988
Repurchased	(281,557)	(3,724,658)	(139,257)	(1,512,531)
Net increase	891,905	$12,510,023	353,660	$3,761,623
Class 1 shares
Sold	2,324,802	$30,600,558	3,248,327	$34,240,330
Distributions reinvested	885,726	11,133,580	1,521,984	16,757,049
Repurchased	(3,115,500)	(42,300,083)	(1,917,316)	(20,833,979)
Net increase (decrease)	95,028	$(565,945)	2,852,995	$30,163,400
Total net increase	1,691,562	$20,992,362	3,985,459	$42,199,226

Multimanager 2050 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,472,307	$20,523,616	1,875,517	$21,382,712
Distributions reinvested	270,767	3,614,737	454,042	5,334,995
Repurchased	(1,119,001)	(15,656,084)	(1,169,056)	(13,266,283)
Net increase	624,073	$8,482,269	1,160,503	$13,451,424
Class I shares
Sold	15,321	$230,654	14,673	$177,675
Distributions reinvested	11	142	137	1,615
Repurchased	(8,570)	(128,320)	(14,277)	(179,038)
Net increase	6,762	$102,476	533	$252
Class R1 shares
Sold	3,874	$47,503	61,796	$702,425
Distributions reinvested	—	—	7,094	83,281
Repurchased	(117,590)	(1,480,729)	(74,504)	(838,183)
Net decrease	(113,716)	$(1,433,226)	(5,614)	$(52,477)
Class R2 shares
Sold	290,745	$3,766,722	37,258	$428,230
Distributions reinvested	14,745	196,846	8,305	97,669
Repurchased	(64,279)	(919,959)	(45,466)	(530,584)
Net increase (decrease)	241,211	$3,043,609	97	$(4,685)
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	69

Multimanager 2050 Lifetime Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	1,918	$23,286	31,824	$359,244
Distributions reinvested	—	—	8,065	94,678
Repurchased	(119,127)	(1,500,847)	(9,615)	(112,820)
Net increase (decrease)	(117,209)	$(1,477,561)	30,274	$341,102
Class R4 shares
Sold	19,520	$264,423	19,442	$228,939
Distributions reinvested	4,440	59,273	7,156	84,086
Repurchased	(14,137)	(196,312)	(7,472)	(87,541)
Net increase	9,823	$127,384	19,126	$225,484
Class R5 shares
Sold	78,627	$1,049,192	1,352	$15,483
Distributions reinvested	3,357	44,878	315	3,709
Repurchased	(28,656)	(403,751)	(2,236)	(21,062)
Net increase (decrease)	53,328	$690,319	(569)	$(1,870)
Class R6 shares
Sold	1,335,070	$19,715,247	708,633	$8,171,760
Distributions reinvested	92,985	1,244,142	134,377	1,580,269
Repurchased	(465,258)	(6,563,111)	(306,332)	(3,490,637)
Net increase	962,797	$14,396,278	536,678	$6,261,392
Class 1 shares
Sold	2,696,497	$38,188,650	3,074,673	$34,697,436
Distributions reinvested	1,431,170	19,120,433	2,642,487	31,049,227
Repurchased	(4,534,648)	(64,424,432)	(3,811,486)	(44,081,523)
Net increase (decrease)	(406,981)	$(7,115,349)	1,905,674	$21,665,140
Total net increase	1,260,088	$16,816,199	3,646,702	$41,885,762

Multimanager 2045 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,570,257	$31,688,210	2,890,843	$29,425,524
Distributions reinvested	654,149	7,764,745	1,170,669	12,338,856
Repurchased	(1,941,242)	(24,185,261)	(1,990,904)	(20,188,480)
Net increase	1,283,164	$15,267,694	2,070,608	$21,575,900
Class I shares
Sold	14,420	$175,318	8,064	$86,855
Distributions reinvested	666	7,958	1,605	16,995
Repurchased	(10,930)	(131,221)	(12,907)	(127,595)
Net increase (decrease)	4,156	$52,055	(3,238)	$(23,745)
Class R1 shares
Sold	6,627	$71,964	60,917	$622,567
Distributions reinvested	—	—	12,814	134,808
Repurchased	(170,489)	(1,923,599)	(70,504)	(719,977)
Net increase (decrease)	(163,862)	$(1,851,635)	3,227	$37,398
70	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2045 Lifetime Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	402,850	$4,735,884	47,399	$486,816
Distributions reinvested	29,384	350,546	26,788	283,683
Repurchased	(196,206)	(2,502,941)	(39,183)	(416,384)
Net increase	236,028	$2,583,489	35,004	$354,115
Class R3 shares
Sold	3,072	$33,385	38,402	$391,671
Distributions reinvested	—	—	11,573	121,869
Repurchased	(126,030)	(1,420,722)	(19,287)	(186,489)
Net increase (decrease)	(122,958)	$(1,387,337)	30,688	$327,051
Class R4 shares
Sold	2,124	$26,891	7,543	$74,886
Distributions reinvested	928	11,047	1,442	15,224
Repurchased	(123)	(1,583)	(9,061)	(97,597)
Net increase (decrease)	2,929	$36,355	(76)	$(7,487)
Class R5 shares
Sold	96,819	$1,180,808	40,355	$428,006
Distributions reinvested	12,566	150,545	17,051	181,085
Repurchased	(68,168)	(841,832)	(19,241)	(205,046)
Net increase	41,217	$489,521	38,165	$404,045
Class R6 shares
Sold	1,878,344	$24,704,480	974,605	$10,154,490
Distributions reinvested	189,410	2,263,444	317,877	3,366,323
Repurchased	(1,080,789)	(13,501,923)	(611,034)	(6,341,785)
Net increase	986,965	$13,466,001	681,448	$7,179,028
Class 1 shares
Sold	3,291,771	$41,366,064	2,962,461	$30,952,747
Distributions reinvested	3,157,563	37,764,451	6,456,008	68,433,681
Repurchased	(7,574,030)	(95,618,409)	(8,665,285)	(91,504,156)
Net increase (decrease)	(1,124,696)	$(16,487,894)	753,184	$7,882,272
Total net increase	1,142,943	$12,168,249	3,609,010	$37,728,577

Multimanager 2040 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,965,939	$37,372,309	3,349,446	$35,220,268
Distributions reinvested	778,626	9,413,582	1,332,640	14,365,855
Repurchased	(2,468,627)	(31,140,480)	(2,514,093)	(26,064,111)
Net increase	1,275,938	$15,645,411	2,167,993	$23,522,012
Class I shares
Sold	60,060	$781,313	52,934	$543,932
Distributions reinvested	2,804	34,094	4,210	45,642
Repurchased	(13,595)	(167,267)	(31,125)	(332,899)
Net increase	49,269	$648,140	26,019	$256,675
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	71

Multimanager 2040 Lifetime Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	9,521	$106,956	101,590	$1,059,313
Distributions reinvested	—	—	20,153	216,844
Repurchased	(252,913)	(2,917,263)	(110,155)	(1,152,964)
Net increase (decrease)	(243,392)	$(2,810,307)	11,588	$123,193
Class R2 shares
Sold	481,652	$5,734,164	23,139	$246,053
Distributions reinvested	25,151	305,079	10,114	109,429
Repurchased	(68,125)	(875,423)	(27,368)	(279,441)
Net increase	438,678	$5,163,820	5,885	$76,041
Class R3 shares
Sold	2,891	$32,129	30,594	$320,559
Distributions reinvested	—	—	12,798	137,448
Repurchased	(129,632)	(1,494,206)	(24,786)	(257,418)
Net increase (decrease)	(126,741)	$(1,462,077)	18,606	$200,589
Class R4 shares
Sold	4,303	$53,624	4,602	$49,778
Distributions reinvested	1,506	18,206	2,461	26,526
Repurchased	(1,892)	(25,024)	(3,627)	(40,423)
Net increase	3,917	$46,806	3,436	$35,881
Class R5 shares
Sold	164,197	$2,017,175	9,367	$97,518
Distributions reinvested	9,176	111,764	2,179	23,647
Repurchased	(30,057)	(383,488)	(774)	(7,904)
Net increase	143,316	$1,745,451	10,772	$113,261
Class R6 shares
Sold	2,443,780	$32,504,855	1,126,678	$12,011,832
Distributions reinvested	207,703	2,521,517	306,736	3,318,881
Repurchased	(942,875)	(11,979,822)	(749,549)	(7,639,665)
Net increase	1,708,608	$23,046,550	683,865	$7,691,048
Class 1 shares
Sold	3,434,580	$44,020,189	3,210,065	$34,410,410
Distributions reinvested	3,436,597	41,789,015	6,584,586	71,311,067
Repurchased	(8,450,943)	(109,270,747)	(9,933,553)	(106,351,345)
Net decrease	(1,579,766)	$(23,461,543)	(138,902)	$(629,868)
Total net increase	1,669,827	$18,562,251	2,789,262	$31,388,832

Multimanager 2035 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,414,601	$41,983,019	4,253,352	$44,464,242
Distributions reinvested	977,844	11,587,450	1,540,333	16,466,157
Repurchased	(2,874,935)	(35,435,981)	(2,699,328)	(27,877,103)
Net increase	1,517,510	$18,134,488	3,094,357	$33,053,296
72	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2035 Lifetime Portfolio , Cont’d	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class I shares
Sold	5,993	$75,599	4,730	$50,148
Distributions reinvested	98	1,160	34	366
Repurchased	(169)	(2,242)	(3,557)	(36,666)
Net increase	5,922	$74,517	1,207	$13,848
Class R1 shares
Sold	4,368	$48,822	108,421	$1,142,539
Distributions reinvested	—	—	35,459	377,993
Repurchased	(421,389)	(4,798,270)	(111,626)	(1,156,824)
Net increase (decrease)	(417,021)	$(4,749,448)	32,254	$363,708
Class R2 shares
Sold	683,345	$7,986,710	76,954	$853,115
Distributions reinvested	48,160	573,583	25,896	278,387
Repurchased	(193,965)	(2,450,204)	(19,068)	(200,934)
Net increase	537,540	$6,110,089	83,782	$930,568
Class R3 shares
Sold	19,850	$219,239	63,728	$689,480
Distributions reinvested	—	—	21,647	231,188
Repurchased	(203,629)	(2,329,184)	(62,918)	(632,541)
Net increase (decrease)	(183,779)	$(2,109,945)	22,457	$288,127
Class R4 shares
Sold	3,807	$47,787	2,279	$24,394
Distributions reinvested	547	6,506	963	10,334
Repurchased	(2,873)	(38,042)	(3,178)	(33,783)
Net increase	1,481	$16,251	64	$945
Class R5 shares
Sold	325,136	$3,927,286	16,375	$176,356
Distributions reinvested	18,369	219,137	3,270	35,148
Repurchased	(55,317)	(691,628)	(23,398)	(231,026)
Net increase (decrease)	288,188	$3,454,795	(3,753)	$(19,522)
Class R6 shares
Sold	2,832,733	$36,643,458	1,489,753	$15,943,265
Distributions reinvested	264,335	3,148,230	333,656	3,583,461
Repurchased	(1,247,377)	(15,477,942)	(656,811)	(6,792,422)
Net increase	1,849,691	$24,313,746	1,166,598	$12,734,304
Class 1 shares
Sold	4,042,716	$50,852,656	3,293,294	$34,541,856
Distributions reinvested	4,386,806	52,334,600	8,219,091	88,355,228
Repurchased	(11,604,759)	(144,456,926)	(12,286,063)	(129,772,840)
Net decrease	(3,175,237)	$(41,269,670)	(773,678)	$(6,875,756)
Total net increase	424,295	$3,974,823	3,623,288	$40,489,518

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	73

Multimanager 2030 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,394,029	$52,106,952	4,548,969	$46,533,330
Distributions reinvested	1,199,045	13,729,066	1,776,722	18,531,215
Repurchased	(3,376,767)	(40,029,203)	(3,052,065)	(30,588,023)
Net increase	2,216,307	$25,806,815	3,273,626	$34,476,522
Class I shares
Sold	137,484	$1,684,806	83,519	$789,656
Distributions reinvested	6,741	76,843	7,880	81,872
Repurchased	(121,281)	(1,461,546)	(61,519)	(586,828)
Net increase	22,944	$300,103	29,880	$284,700
Class R1 shares
Sold	5,380	$58,399	112,173	$1,170,973
Distributions reinvested	—	—	33,738	349,863
Repurchased	(387,361)	(4,277,434)	(111,408)	(1,163,620)
Net increase (decrease)	(381,981)	$(4,219,035)	34,503	$357,216
Class R2 shares
Sold	732,436	$8,243,327	45,757	$488,549
Distributions reinvested	49,952	567,458	26,991	279,629
Repurchased	(116,812)	(1,418,749)	(32,375)	(336,890)
Net increase	665,576	$7,392,036	40,373	$431,288
Class R3 shares
Sold	18,562	$199,314	103,997	$1,079,797
Distributions reinvested	—	—	16,999	176,447
Repurchased	(188,453)	(2,089,343)	(74,081)	(746,169)
Net increase (decrease)	(169,891)	$(1,890,029)	46,915	$510,075
Class R4 shares
Sold	16,446	$201,953	8,580	$90,442
Distributions reinvested	3,198	36,422	4,979	51,636
Repurchased	(3,874)	(48,153)	(5,868)	(54,470)
Net increase	15,770	$190,222	7,691	$87,608
Class R5 shares
Sold	447,628	$5,168,647	21,238	$223,726
Distributions reinvested	27,878	317,529	10,439	108,251
Repurchased	(14,493)	(169,760)	(53,379)	(549,301)
Net increase (decrease)	461,013	$5,316,416	(21,702)	$(217,324)
Class R6 shares
Sold	3,265,972	$39,985,202	1,756,490	$18,498,584
Distributions reinvested	296,890	3,381,582	401,860	4,167,293
Repurchased	(1,402,731)	(16,533,232)	(987,825)	(10,101,929)
Net increase	2,160,131	$26,833,552	1,170,525	$12,563,948
Class 1 shares
Sold	5,038,154	$60,401,334	4,251,697	$43,876,128
Distributions reinvested	5,188,063	59,143,922	9,245,992	95,973,396
Repurchased	(14,210,548)	(167,405,244)	(16,303,591)	(167,659,086)
Net decrease	(3,984,331)	$(47,859,988)	(2,805,902)	$(27,809,562)
Total net increase	1,005,538	$11,870,092	1,775,909	$20,684,471

74	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2025 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,937,049	$56,146,800	4,933,429	$49,695,413
Distributions reinvested	1,226,157	13,499,988	1,654,392	16,858,255
Repurchased	(3,763,828)	(42,731,115)	(4,065,753)	(40,630,001)
Net increase	2,399,378	$26,915,673	2,522,068	$25,923,667
Class I shares
Sold	107,167	$1,170,728	136,819	$1,387,858
Distributions reinvested	18,020	197,323	11,785	119,504
Repurchased	(97,181)	(1,097,276)	(98,191)	(988,959)
Net increase	28,006	$270,775	50,413	$518,403
Class R1 shares
Sold	2,272	$24,061	93,539	$935,418
Distributions reinvested	—	—	22,559	228,525
Repurchased	(271,291)	(2,909,070)	(243,050)	(2,430,563)
Net decrease	(269,019)	$(2,885,009)	(126,952)	$(1,266,620)
Class R2 shares
Sold	723,787	$7,884,153	198,261	$2,009,872
Distributions reinvested	62,207	679,300	40,115	405,967
Repurchased	(152,976)	(1,760,918)	(204,614)	(1,799,249)
Net increase	633,018	$6,802,535	33,762	$616,590
Class R3 shares
Sold	2,652	$27,849	56,043	$569,018
Distributions reinvested	—	—	23,895	242,056
Repurchased	(270,852)	(2,915,528)	(58,640)	(587,133)
Net increase (decrease)	(268,200)	$(2,887,679)	21,298	$223,941
Class R4 shares
Sold	14,545	$172,592	6,584	$66,128
Distributions reinvested	2,880	31,560	6,559	66,576
Repurchased	(5,184)	(60,557)	(38,499)	(400,872)
Net increase (decrease)	12,241	$143,595	(25,356)	$(268,168)
Class R5 shares
Sold	356,945	$3,993,139	22,279	$226,034
Distributions reinvested	24,631	269,460	13,242	134,006
Repurchased	(97,392)	(1,107,031)	(48,185)	(481,962)
Net increase (decrease)	284,184	$3,155,568	(12,664)	$(121,922)
Class R6 shares
Sold	2,342,816	$27,258,640	2,116,373	$21,427,935
Distributions reinvested	273,816	2,992,811	336,424	3,401,244
Repurchased	(1,317,960)	(14,873,461)	(1,634,091)	(16,076,638)
Net increase	1,298,672	$15,377,990	818,706	$8,752,541
Class 1 shares
Sold	4,502,913	$51,530,293	2,857,183	$29,398,580
Distributions reinvested	5,235,289	57,274,064	8,964,882	90,814,254
Repurchased	(15,196,843)	(170,302,018)	(19,315,440)	(191,892,428)
Net decrease	(5,458,641)	$(61,497,661)	(7,493,375)	$(71,679,594)
Total net decrease	(1,340,361)	$(14,604,213)	(4,212,100)	$(37,301,162)

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	75

Multimanager 2020 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,292,795	$44,253,881	4,907,844	$47,088,534
Distributions reinvested	1,434,125	14,384,270	1,645,149	15,744,080
Repurchased	(3,448,811)	(35,704,346)	(4,639,778)	(43,567,314)
Net increase	2,278,109	$22,933,805	1,913,215	$19,265,300
Class I shares
Sold	95,315	$980,014	54,135	$507,064
Distributions reinvested	977	9,796	1,794	17,153
Repurchased	(102,780)	(1,051,201)	(31,770)	(308,333)
Net increase (decrease)	(6,488)	$(61,391)	24,159	$215,884
Class R1 shares
Sold	3,846	$38,130	57,503	$546,103
Distributions reinvested	—	—	42,251	402,652
Repurchased	(387,432)	(3,879,312)	(196,289)	(1,882,817)
Net decrease	(383,586)	$(3,841,182)	(96,535)	$(934,062)
Class R2 shares
Sold	604,501	$6,082,305	26,023	$237,780
Distributions reinvested	47,199	470,577	9,015	85,819
Repurchased	(190,833)	(1,969,734)	(45,253)	(426,921)
Net increase (decrease)	460,867	$4,583,148	(10,215)	$(103,322)
Class R3 shares
Sold	1,578	$15,622	23,000	$217,996
Distributions reinvested	—	—	16,154	154,111
Repurchased	(165,809)	(1,666,041)	(74,608)	(716,712)
Net decrease	(164,231)	$(1,650,419)	(35,454)	$(344,605)
Class R4 shares
Sold	38,210	$399,299	9,464	$93,186
Distributions reinvested	3,525	35,142	2,045	19,449
Repurchased	(881)	(9,037)	(21,341)	(200,571)
Net increase (decrease)	40,854	$425,404	(9,832)	$(87,936)
Class R5 shares
Sold	498,512	$5,177,820	62,103	$575,796
Distributions reinvested	59,476	594,756	37,714	359,787
Repurchased	(132,429)	(1,354,533)	(89,187)	(855,473)
Net increase	425,559	$4,418,043	10,630	$80,110
Class R6 shares
Sold	1,526,472	$16,018,648	1,076,320	$10,361,702
Distributions reinvested	214,917	2,144,875	282,261	2,687,124
Repurchased	(1,495,130)	(15,281,717)	(1,359,160)	(12,719,700)
Net increase (decrease)	246,259	$2,881,806	(579)	$329,126
Class 1 shares
Sold	1,719,290	$17,765,116	1,415,914	$13,716,179
Distributions reinvested	3,659,382	36,593,816	5,469,313	52,177,245
Repurchased	(12,633,673)	(130,786,975)	(16,064,264)	(152,001,961)
Net decrease	(7,255,001)	$(76,428,043)	(9,179,037)	$(86,108,537)
Total net decrease	(4,357,658)	$(46,738,829)	(7,383,648)	$(67,688,042)

76	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2015 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,345,936	$12,508,441	2,251,920	$19,512,692
Distributions reinvested	804,235	7,262,242	918,890	8,049,479
Repurchased	(1,608,276)	(15,014,347)	(2,557,875)	(22,088,597)
Net increase	541,895	$4,756,336	612,935	$5,473,574
Class I shares
Sold	4,114	$39,777	15,443	$140,375
Distributions reinvested	6,979	62,949	8,208	71,736
Repurchased	(12,391)	(117,020)	(7,278)	(65,729)
Net increase (decrease)	(1,298)	$(14,294)	16,373	$146,382
Class R1 shares
Sold	1,174	$10,638	17,356	$149,867
Distributions reinvested	—	—	13,369	116,715
Repurchased	(163,414)	(1,487,671)	(30,498)	(256,419)
Net increase (decrease)	(162,240)	$(1,477,033)	227	$10,163
Class R2 shares
Sold	294,000	$2,680,963	14,886	$112,249
Distributions reinvested	20,595	184,737	336	2,926
Repurchased	(91,486)	(843,252)	(840)	(7,196)
Net increase	223,109	$2,022,448	14,382	$107,979
Class R3 shares
Sold	381	$3,420	42,441	$379,119
Distributions reinvested	—	—	23,450	204,721
Repurchased	(132,509)	(1,210,501)	(165,910)	(1,472,206)
Net decrease	(132,128)	$(1,207,081)	(100,019)	$(888,366)
Class R4 shares
Sold	1,074	$10,003	—	—
Distributions reinvested	102	916	115	$997
Repurchased	(1,410)	(13,292)	(16)	(139)
Net increase (decrease)	(234)	$(2,373)	99	$858
Class R5 shares
Sold	6,750	$63,112	2,953	$26,229
Distributions reinvested	1,861	16,769	3,559	31,071
Repurchased	(16,825)	(152,960)	(6,713)	(59,072)
Net decrease	(8,214)	$(73,079)	(201)	$(1,772)
Class R6 shares
Sold	166,183	$1,544,942	622,594	$5,443,493
Distributions reinvested	97,477	878,267	122,629	1,070,547
Repurchased	(239,058)	(2,199,980)	(816,093)	(7,122,882)
Net increase (decrease)	24,602	$223,229	(70,870)	$(608,842)
Class 1 shares
Sold	1,013,951	$9,419,405	1,078,672	$9,559,529
Distributions reinvested	1,241,335	11,184,425	1,809,739	15,799,022
Repurchased	(5,094,435)	(47,660,628)	(6,884,818)	(60,784,773)
Net decrease	(2,839,149)	$(27,056,798)	(3,996,407)	$(35,426,222)
Total net decrease	(2,353,657)	$(22,828,645)	(3,523,481)	$(31,186,246)

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	77

Multimanager 2010 Lifetime Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	758,543	$6,856,161	306,955	$2,666,067
Distributions reinvested	340,979	3,004,023	384,261	3,300,798
Repurchased	(645,440)	(5,849,783)	(717,990)	(6,130,638)
Net increase (decrease)	454,082	$4,010,401	(26,774)	$(163,773)
Class I shares
Sold	58,418	$531,465	61,093	$539,252
Distributions reinvested	3,582	31,526	1,499	12,858
Repurchased	(70,227)	(646,946)	(21,330)	(187,596)
Net increase (decrease)	(8,227)	$(83,955)	41,262	$364,514
Class R1 shares
Sold	223	$1,973	2,899	$24,710
Distributions reinvested	—	—	2,463	21,081
Repurchased	(35,154)	(312,141)	(4,403)	(37,459)
Net increase (decrease)	(34,931)	$(310,168)	959	$8,332
Class R2 shares
Sold	58,842	$526,052	12,607	$108,124
Distributions reinvested	6,015	52,875	3,841	32,958
Repurchased	(44,615)	(416,678)	(31,710)	(272,770)
Net increase (decrease)	20,242	$162,249	(15,262)	$(131,688)
Class R3 shares
Sold	82	$722	1,064	$9,099
Distributions reinvested	—	—	1,041	8,912
Repurchased	(11,145)	(99,196)	(4,690)	(40,546)
Net decrease	(11,063)	$(98,474)	(2,585)	$(22,535)
Class R4 shares
Sold	908	$8,221	1,122	$9,869
Distributions reinvested	446	3,924	405	3,470
Repurchased	(140)	(1,243)	(5,811)	(51,707)
Net increase (decrease)	1,214	$10,902	(4,284)	$(38,368)
Class R5 shares
Sold	175,248	$1,581,764	—	—
Distributions reinvested	5,420	47,638	308	$2,643
Repurchased	(108,971)	(967,883)	(1,368)	(11,803)
Net increase (decrease)	71,697	$661,519	(1,060)	$(9,160)
Class R6 shares
Sold	327,177	$2,994,039	180,514	$1,558,297
Distributions reinvested	69,836	614,556	67,655	580,481
Repurchased	(189,757)	(1,731,907)	(239,306)	(2,054,892)
Net increase	207,256	$1,876,688	8,863	$83,886
Class 1 shares
Sold	1,874,752	$16,998,678	2,101,549	$18,008,833
Distributions reinvested	905,025	7,964,223	1,119,253	9,603,188
Repurchased	(3,986,529)	(36,179,179)	(5,034,062)	(43,092,797)
Net decrease	(1,206,752)	$(11,216,278)	(1,813,260)	$(15,480,776)
Total net decrease	(506,482)	$(4,987,116)	(1,812,141)	$(15,389,568)
78	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multimanager 2065 Lifetime Portfolio	A	47%
Multimanager 2065 Lifetime Portfolio	I	100%
Multimanager 2065 Lifetime Portfolio	R2	100%
Multimanager 2065 Lifetime Portfolio	R4	100%
Multimanager 2065 Lifetime Portfolio	R5	100%
Multimanager 2065 Lifetime Portfolio	R6	35%
Multimanager 2065 Lifetime Portfolio	1	100%
Multimanager 2060 Lifetime Portfolio	I	96%
Multimanager 2060 Lifetime Portfolio	R4	42%
Multimanager 2060 Lifetime Portfolio	1	100%
Multimanager 2055 Lifetime Portfolio	I	44%
Multimanager 2055 Lifetime Portfolio	R4	100%
Multimanager 2055 Lifetime Portfolio	1	100%
Multimanager 2050 Lifetime Portfolio	I	31%
Multimanager 2050 Lifetime Portfolio	1	100%
Multimanager 2045 Lifetime Portfolio	I	20%
Multimanager 2045 Lifetime Portfolio	R6	2%
Multimanager 2045 Lifetime Portfolio	1	100%
Multimanager 2040 Lifetime Portfolio	R6	1%
Multimanager 2040 Lifetime Portfolio	1	100%
Multimanager 2035 Lifetime Portfolio	1	100%
Multimanager 2030 Lifetime Portfolio	1	100%
Multimanager 2025 Lifetime Portfolio	1	100%
Multimanager 2020 Lifetime Portfolio	R6	3%
Multimanager 2020 Lifetime Portfolio	1	100%
Multimanager 2015 Lifetime Portfolio	R4	100%
Multimanager 2015 Lifetime Portfolio	1	100%
Multimanager 2010 Lifetime Portfolio	R6	2%
Multimanager 2010 Lifetime Portfolio	1	100%
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class R1 and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
Redesignation	Effective date	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio
Class R3 shares as Class R2 shares	October 9, 2020	$292,473	$232,914	$1,490,297	$1,364,818	$1,460,472	$2,326,246
Class R1 shares as Class R2 shares	October 23, 2020	$61,237	$158,618	$1,452,581	$1,889,523	$2,887,007	$4,253,603

Redesignation	Effective date	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Class R3 shares as Class R2 shares	October 9, 2020	$2,083,451	$2,901,157	$1,632,869	$1,210,212	$99,010
Class R1 shares as Class R2 shares	October 23, 2020	$4,177,598	$2,844,970	$3,837,661	$1,365,125	$311,739
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2021:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multimanager 2065 Lifetime Portfolio	$220,132	$12,175,274	$17,382	$1,728,548
Multimanager 2060 Lifetime Portfolio	3,014,086	64,285,396	687,943	32,348,473
Multimanager 2055 Lifetime Portfolio	4,958,268	85,186,812	1,368,889	62,002,097
Multimanager 2050 Lifetime Portfolio	8,155,382	118,191,649	2,355,507	99,412,321
Multimanager 2045 Lifetime Portfolio	14,823,033	172,204,481	4,083,009	164,722,654
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	79

	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multimanager 2040 Lifetime Portfolio	$35,742,809	$198,555,908	$9,417,944	$204,844,151
Multimanager 2035 Lifetime Portfolio	58,794,323	252,824,200	15,623,486	295,881,057
Multimanager 2030 Lifetime Portfolio	87,521,130	325,008,850	23,404,001	383,301,336
Multimanager 2025 Lifetime Portfolio	88,156,719	292,819,119	28,325,200	378,827,702
Multimanager 2020 Lifetime Portfolio	45,631,631	167,739,230	19,883,621	256,670,461
Multimanager 2015 Lifetime Portfolio	14,766,664	57,935,873	7,760,110	94,293,080
Multimanager 2010 Lifetime Portfolio	9,413,699	49,458,185	5,538,027	61,880,052
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying funds’ net assets. At August 31, 2021, the following portfolios held 5% or more of the net assets of the underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multimanager 2030 Lifetime Portfolio	JHF Diversified Real Assets Fund	5.4%
Multimanager 2025 Lifetime Portfolio	JHF Short Duration Bond Fund	6.1%
	JHF Diversified Real Assets Fund	6.6%
Multimanager 2020 Lifetime Portfolio	JHF Short Duration Bond Fund	5.8%
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2065 Lifetime Portfolio
Absolute Return Currency	14,492	—	$156,466	$(6,698)	$(249)	$(400)	—	—	$149,119
Alternative Risk Premia	—	—	44,844	(45,067)	223	—	$14	—	—
Blue Chip Growth	9,928	—	664,540	(84,085)	(1,877)	87,394	—	$3,640	665,972
Bond	1,730	—	124,161	(95,652)	(344)	534	977	83	28,699
Capital Appreciation	17,003	—	409,072	(45,401)	(4,148)	51,604	—	8,162	411,127
Capital Appreciation Value	27,608	—	364,898	(44,705)	(2,827)	29,386	411	5,786	346,752
Disciplined Value	19,419	—	514,319	(71,298)	216	54,849	876	—	498,086
Disciplined Value International	32,151	—	497,131	(56,531)	510	24,761	666	—	465,871
Emerging Markets Debt	6,137	—	73,879	(16,134)	(326)	513	1,002	—	57,932
Emerging Markets Equity	55,591	—	923,554	(92,318)	(6,953)	9,026	637	2,680	833,309
Equity Income	33,919	—	793,656	(110,412)	(58)	69,474	4,067	468	752,660
Financial Industries	7,632	—	176,290	(20,781)	83	18,503	252	667	174,095
Fundamental Large Cap Core	5,600	—	433,002	(47,261)	661	63,289	246	—	449,691
Health Sciences	25,159	—	172,829	(17,907)	(921)	19,849	—	1,094	173,850
High Yield	16,660	—	85,578	(28,406)	(154)	792	1,285	—	57,810
80	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Dynamic Growth	4,601	—	$79,757	$(9,768)	$(593)	$10,981	—	$463	$80,377
International Growth	7,318	—	309,165	(28,924)	(768)	22,488	$115	—	301,961
International Small Company	16,951	—	275,882	(70,247)	425	25,490	461	374	231,550
Mid Cap Stock	18,847	—	578,989	(50,218)	(4,918)	29,493	—	14,366	553,346
Mid Value	35,471	—	720,217	(75,255)	265	34,052	743	1,382	679,279
Science & Technology	15,770	—	138,605	(59,467)	461	7,611	31	3,146	87,210
Small Cap Growth	4,726	—	141,446	(27,697)	(15)	16,518	—	681	130,252
Small Cap Value	7,144	—	196,586	(38,964)	(756)	15,805	74	—	172,671
Strategic Equity Allocation	242,899	—	3,819,843	(510,913)	1,221	326,041	6,025	18,918	3,636,192
Strategic Income Opportunities	2,544	—	49,475	(20,668)	(77)	199	430	—	28,929
					$(20,919)	$918,252	$18,312	$61,910	$10,966,740
Multimanager 2060 Lifetime Portfolio
Absolute Return Currency	260,098	$685,528	$2,207,483	$(183,247)	$10,708	$(44,062)	—	—	$2,676,410
Alternative Risk Premia	—	567,913	—	(566,697)	(110,053)	108,837	$192	—	—
Blue Chip Growth	177,674	9,137,745	3,512,607	(2,697,258)	655,997	1,309,256	—	$471,918	11,918,347
Bond	31,026	546,765	1,631,113	(1,655,005)	(125)	(8,033)	33,311	9,687	514,715
Capital Appreciation	305,691	5,779,271	2,875,991	(1,858,624)	467,177	127,792	—	1,064,152	7,391,607
Capital Appreciation Value	494,995	4,142,980	2,180,343	(512,304)	(3,549)	409,665	53,034	746,962	6,217,135
Disciplined Value	347,632	5,706,644	2,043,103	(1,282,226)	102,113	2,347,119	113,037	—	8,916,753
Disciplined Value International	576,812	4,767,970	3,178,464	(1,029,309)	65,675	1,375,210	86,356	—	8,358,010
Emerging Markets Debt	110,099	772,871	663,712	(420,590)	75	23,264	38,254	—	1,039,332
Emerging Markets Equity	989,039	8,947,529	6,295,730	(1,939,394)	433,000	1,088,823	83,014	349,579	14,825,688
Equity Income	608,525	8,391,247	3,905,029	(2,149,163)	39,950	3,316,106	211,059	60,454	13,503,169
Financial Industries	136,915	1,834,884	1,107,281	(571,089)	17,399	734,563	32,897	86,896	3,123,038
Fundamental Large Cap Core	100,876	4,739,248	1,856,663	(517,700)	137,145	1,884,973	31,879	—	8,100,329
Health Sciences	451,959	2,000,904	1,203,653	(659,987)	127,850	450,618	—	141,791	3,123,038
High Yield	298,890	771,222	713,192	(486,263)	7,724	31,273	47,120	—	1,037,148
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	81

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Dynamic Growth	82,876	$934,289	$390,184	$(202,823)	$64,276	$261,915	—	$60,412	$1,447,841
International Growth	131,298	4,024,423	1,183,843	(870,638)	186,218	893,513	$14,846	—	5,417,359
International Small Company	304,305	3,328,287	1,020,955	(1,312,875)	228,472	891,963	60,329	48,913	4,156,802
Mid Cap Stock	339,492	6,988,094	4,303,149	(1,906,682)	399,475	183,453	—	1,885,565	9,967,489
Mid Value	636,165	6,614,967	5,096,837	(1,584,750)	155,914	1,899,588	95,899	178,386	12,182,556
Science & Technology	282,372	1,894,963	980,761	(1,498,866)	394,864	(210,203)	4,068	412,532	1,561,519
Small Cap Growth	85,132	2,057,107	587,723	(1,057,485)	345,729	413,161	—	88,997	2,346,235
Small Cap Value	128,139	1,993,733	1,080,071	(992,376)	79,105	936,577	9,628	—	3,097,110
Strategic Equity Allocation	4,357,747	45,554,281	13,425,515	(4,963,684)	345,734	10,873,628	778,617	2,444,325	65,235,474
Strategic Income Opportunities	45,647	385,874	434,349	(315,256)	21,141	(7,099)	12,867	—	519,009
					$4,172,014	$29,291,900	$1,706,407	$8,050,569	$196,676,113
Multimanager 2055 Lifetime Portfolio
Absolute Return Currency	450,157	$1,318,639	$3,813,112	$(438,584)	$24,131	$(85,179)	—	—	$4,632,119
Alternative Risk Premia	—	1,191,904	—	(1,189,352)	(237,155)	234,603	$404	—	—
Blue Chip Growth	307,967	17,920,156	4,831,744	(5,542,353)	1,411,413	2,037,445	—	$881,455	20,658,405
Bond	53,612	1,007,787	2,651,321	(2,750,524)	443	(19,604)	59,357	17,800	889,423
Capital Appreciation	529,863	11,193,007	4,407,254	(3,719,682)	986,408	(54,907)	—	1,976,837	12,812,080
Capital Appreciation Value	856,364	8,004,105	3,133,666	(1,094,496)	19,878	692,779	98,630	1,389,166	10,755,932
Disciplined Value	600,705	11,024,479	2,268,783	(2,380,370)	252,054	4,243,138	210,014	—	15,408,084
Disciplined Value International	996,727	9,211,086	4,506,485	(1,924,912)	114,989	2,534,932	160,327	—	14,442,580
Emerging Markets Debt	190,340	1,423,831	995,273	(661,942)	11,179	28,472	69,076	—	1,796,813
Emerging Markets Equity	1,714,328	17,429,076	8,605,024	(3,232,009)	785,357	2,110,332	154,932	652,433	25,697,780
Equity Income	1,051,527	16,210,777	4,603,533	(3,635,347)	193,651	5,960,765	388,517	112,357	23,333,379
Financial Industries	236,614	3,543,489	1,523,290	(1,048,383)	58,981	1,319,777	61,269	161,839	5,397,154
Fundamental Large Cap Core	174,851	9,347,386	2,403,085	(1,358,218)	380,945	3,267,329	59,363	—	14,040,527
Health Sciences	781,001	3,844,556	1,827,099	(1,302,378)	255,324	772,113	—	265,692	5,396,714
High Yield	517,132	1,423,831	1,143,153	(841,496)	(914)	69,874	84,390	—	1,794,448
82	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Dynamic Growth	143,651	$1,833,959	$583,309	$(496,730)	$173,111	$415,934	—	$112,513	$2,509,583
International Growth	227,431	7,838,585	1,344,877	(1,790,997)	397,679	1,593,677	$27,729	—	9,383,821
International Small Company	528,380	6,474,514	1,057,235	(2,362,570)	434,525	1,613,963	112,156	90,933	7,217,667
Mid Cap Stock	588,451	13,652,863	6,593,566	(4,057,260)	993,937	93,822	—	3,472,132	17,276,928
Mid Value	1,099,660	12,794,521	7,198,924	(2,728,586)	325,530	3,468,094	178,699	332,407	21,058,483
Science & Technology	489,444	3,739,425	1,478,326	(2,832,143)	665,080	(344,063)	7,608	771,553	2,706,625
Small Cap Growth	147,561	3,968,042	755,653	(2,035,899)	672,264	706,734	—	166,180	4,066,794
Small Cap Value	221,423	3,851,628	1,368,647	(1,741,502)	126,908	1,746,102	18,009	—	5,351,783
Strategic Equity Allocation	7,557,989	88,869,101	14,378,760	(10,446,371)	816,982	19,524,624	1,450,846	4,554,664	113,143,096
Strategic Income Opportunities	78,878	711,915	648,328	(488,244)	26,172	(1,328)	22,822	—	896,843
					$8,888,872	$51,929,428	$3,164,148	$14,957,961	$340,667,061
Multimanager 2050 Lifetime Portfolio
Absolute Return Currency	764,607	$2,353,461	$6,073,280	$(454,310)	$55,120	$(159,748)	—	—	$7,867,803
Alternative Risk Premia	—	2,144,292	—	(2,139,700)	(439,432)	434,840	$726	—	—
Blue Chip Growth	523,547	32,039,314	4,739,184	(7,365,281)	1,915,518	3,790,795	—	$1,517,874	35,119,530
Bond	91,247	1,825,004	4,345,732	(4,626,127)	8,801	(39,617)	101,348	30,811	1,513,793
Capital Appreciation	900,586	20,086,471	6,197,002	(6,008,333)	1,645,871	(144,842)	—	3,432,173	21,776,169
Capital Appreciation Value	1,458,528	14,216,481	4,576,282	(1,675,182)	32,429	1,169,107	170,070	2,395,370	18,319,117
Disciplined Value	1,022,823	19,530,925	2,529,661	(3,543,731)	330,512	7,388,056	362,281	—	26,235,423
Disciplined Value International	1,696,340	16,310,398	6,789,868	(3,066,286)	137,629	4,408,355	278,534	—	24,579,964
Emerging Markets Debt	323,804	2,558,022	1,671,830	(1,240,030)	51,307	15,581	117,601	—	3,056,710
Emerging Markets Equity	2,913,117	30,816,273	13,733,152	(5,994,475)	1,470,976	3,641,694	268,480	1,130,593	43,667,620
Equity Income	1,786,724	28,622,121	5,983,965	(5,512,670)	241,300	10,312,680	667,206	193,766	39,647,396
Financial Industries	402,715	6,282,948	2,068,546	(1,510,540)	87,383	2,257,588	106,503	281,321	9,185,925
Fundamental Large Cap Core	297,500	16,604,022	3,445,003	(2,406,191)	648,116	5,598,326	102,711	—	23,889,276
Health Sciences	1,331,127	6,866,027	2,640,008	(2,070,075)	403,056	1,359,073	—	458,777	9,198,089
High Yield	879,045	2,552,566	1,642,941	(1,261,178)	14,026	101,931	143,034	—	3,050,286
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	83

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Dynamic Growth	244,054	$3,261,930	$874,620	$(885,217)	$305,027	$707,261	—	$195,963	$4,263,621
International Growth	386,122	13,908,327	1,357,087	(2,761,528)	603,779	2,823,747	$47,729	—	15,931,412
International Small Company	897,812	11,479,825	1,213,201	(3,944,190)	683,379	2,831,903	195,342	158,377	12,264,118
Mid Cap Stock	999,906	24,089,963	10,700,593	(7,326,862)	1,965,240	(71,700)	—	5,998,153	29,357,234
Mid Value	1,871,614	22,655,411	10,890,056	(4,195,577)	431,238	6,060,285	309,660	576,013	35,841,413
Science & Technology	831,654	6,603,717	2,329,662	(4,874,929)	1,191,585	(650,991)	13,158	1,334,441	4,599,044
Small Cap Growth	250,756	7,068,480	1,118,134	(3,662,572)	1,202,755	1,184,034	—	287,956	6,910,831
Small Cap Value	378,354	6,775,260	2,055,568	(2,892,109)	158,474	3,047,625	31,251	—	9,144,818
Strategic Equity Allocation	12,816,281	157,316,610	15,779,539	(16,037,301)	1,476,474	33,324,398	2,520,425	7,912,414	191,859,720
Strategic Income Opportunities	134,250	1,277,154	1,045,584	(838,773)	43,466	(1,009)	38,837	—	1,526,422
					$14,664,029	$89,389,372	$5,474,896	$25,904,002	$578,805,734
Multimanager 2045 Lifetime Portfolio
Absolute Return Currency	1,268,510	$3,946,285	$9,836,697	$(557,334)	$(9,416)	$(163,266)	—	—	$13,052,966
Alternative Risk Premia	—	3,668,203	—	(3,660,349)	(750,511)	742,657	$1,242	—	—
Blue Chip Growth	862,925	54,445,988	8,487,003	(14,653,114)	2,094,675	7,510,447	—	$2,523,775	57,884,999
Bond	151,477	2,950,281	6,461,650	(6,845,060)	(14,114)	(39,752)	168,013	52,205	2,513,005
Capital Appreciation	1,484,275	33,929,795	9,728,045	(10,152,956)	876,712	1,508,183	—	5,867,277	35,889,779
Capital Appreciation Value	2,431,918	24,017,687	6,696,868	(2,243,181)	44,080	2,029,439	283,535	3,993,471	30,544,893
Disciplined Value	1,685,603	33,145,480	2,445,498	(5,355,001)	309,390	12,690,346	616,462	—	43,235,713
Disciplined Value International	2,818,022	27,376,928	9,941,860	(4,184,765)	(22,853)	7,721,963	476,020	—	40,833,133
Diversified Real Assets	225,918	—	2,570,667	(24,761)	(334)	(10,771)	—	—	2,534,801
Emerging Markets Debt	860,407	4,171,502	5,104,345	(1,298,871)	(5,320)	150,589	214,258	—	8,122,245
Emerging Markets Equity	4,750,721	52,877,939	20,109,084	(10,556,475)	1,710,008	7,072,750	458,250	1,929,730	71,213,306
Equity Income	2,944,733	48,590,081	7,016,489	(8,094,898)	(45,020)	17,876,970	1,126,978	329,829	65,343,622
Financial Industries	668,805	10,776,664	3,338,317	(2,818,247)	389,388	3,569,319	181,276	478,828	15,255,441
Fundamental Large Cap Core	485,743	28,496,320	4,475,182	(4,425,090)	750,412	9,708,359	175,471	—	39,005,183
Health Sciences	2,210,793	11,417,671	4,020,452	(3,125,060)	138,935	2,824,582	—	773,382	15,276,580
High Yield	1,605,853	4,162,606	2,652,090	(1,437,597)	(19,560)	214,769	241,919	—	5,572,308
84	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Dynamic Growth	405,510	$5,585,517	$1,212,463	$(1,409,384)	$156,240	$1,539,423	—	$326,758	$7,084,259
International Growth	641,495	23,740,143	1,522,663	(4,569,385)	862,516	4,912,155	$80,236	—	26,468,092
International Small Company	1,489,943	19,658,276	1,115,764	(6,370,389)	1,152,810	4,796,167	332,544	269,616	20,352,628
Mid Cap Stock	1,632,589	41,090,312	15,104,191	(11,135,483)	1,302,101	1,571,689	—	10,334,189	47,932,810
Mid Value	3,063,857	39,031,444	14,507,270	(5,896,278)	444,481	10,585,949	527,793	981,773	58,672,866
Science & Technology	1,381,246	11,284,617	3,742,297	(8,277,191)	1,058,807	(170,240)	22,424	2,274,223	7,638,290
Small Cap Growth	408,780	12,107,226	1,480,500	(6,347,579)	1,722,101	2,303,721	—	488,484	11,265,969
Small Cap Value	614,304	11,572,426	2,636,891	(4,815,106)	(24,321)	5,477,829	52,831	—	14,847,719
Strategic Equity Allocation	21,250,470	269,185,837	20,802,435	(30,497,352)	4,415,141	54,213,476	4,291,673	13,472,939	318,119,537
Strategic Income Opportunities	223,044	2,083,556	1,354,008	(973,390)	(2,430)	74,262	64,582	—	2,536,006
					$16,533,918	$158,711,015	$9,315,507	$44,096,479	$961,196,150
Multimanager 2040 Lifetime Portfolio
Absolute Return Currency	1,631,323	$4,351,771	$13,529,055	$(867,460)	$(15,512)	$(211,542)	—	—	$16,786,312
Alternative Risk Premia	—	4,314,212	—	(4,304,975)	(863,714)	854,477	$1,461	—	—
Blue Chip Growth	862,821	56,828,311	7,795,724	(16,471,896)	2,715,803	7,010,079	—	$2,665,312	57,878,021
Bond	1,343,043	10,189,751	16,376,952	(4,138,297)	(75,347)	(71,979)	524,775	149,520	22,281,080
Capital Appreciation	1,455,945	34,505,808	10,066,787	(11,786,900)	1,092,170	1,326,887	—	5,854,466	35,204,752
Capital Appreciation Value	1,753,559	17,463,653	4,934,472	(1,818,781)	(3,843)	1,449,201	210,130	2,959,585	22,024,702
Core Bond	693,113	4,849,845	6,827,419	(2,182,312)	(94,576)	(272,072)	101,494	290,386	9,128,304
Disciplined Value	1,643,647	33,464,567	3,106,954	(7,313,848)	383,249	12,518,633	606,053	—	42,159,555
Disciplined Value International	2,695,820	27,602,560	8,893,268	(5,105,135)	(60,697)	7,732,440	470,639	—	39,062,436
Diversified Real Assets	1,352,938	6,241,439	7,471,814	(771,677)	41,656	2,196,737	166,223	—	15,179,969
Emerging Markets Debt	1,746,381	8,075,123	10,474,793	(2,331,699)	(16,039)	283,661	454,323	—	16,485,839
Emerging Markets Equity	4,342,398	53,327,484	15,132,198	(12,368,569)	2,324,551	6,676,882	450,278	1,896,160	65,092,546
Equity Income	2,978,918	50,528,463	8,497,631	(11,326,646)	26,375	18,376,360	1,159,176	335,701	66,102,183
Financial Industries	716,727	11,599,217	3,476,794	(2,994,199)	446,933	3,819,796	192,894	509,515	16,348,541
Fundamental Global Franchise	379,404	2,375,865	2,746,237	(452,195)	32,586	798,871	1,184	196,883	5,501,364
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	85

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Fundamental Large Cap Core	465,663	$31,207,913	$953,786	$(5,854,877)	$1,229,017	$9,856,879	$190,037	—	$37,392,718
Global Equity	352,932	4,071,007	802,863	(525,072)	30,730	1,076,804	39,423	$63,622	5,456,332
Global Shareholder Yield	—	2,390,321	146,429	(2,804,790)	592,673	(324,633)	34,452	—	—
Health Sciences	2,369,378	12,582,293	4,285,896	(3,673,375)	175,784	3,001,805	—	834,308	16,372,403
High Yield	3,948,172	8,374,724	7,030,331	(2,135,382)	(33,735)	464,220	549,526	—	13,700,158
International Dynamic Growth	285,505	4,145,871	908,708	(1,310,709)	174,457	1,069,438	—	241,652	4,987,765
International Growth	649,724	25,585,167	963,024	(5,854,885)	1,138,201	4,976,099	85,981	—	26,807,606
International Small Company	1,622,210	20,988,250	1,482,116	(6,616,164)	1,068,193	5,236,998	345,298	279,957	22,159,393
Mid Cap Stock	1,519,890	41,252,789	15,309,911	(14,964,117)	2,161,913	863,488	—	9,996,960	44,623,984
Mid Value	2,853,035	38,379,804	12,246,877	(6,936,963)	555,443	10,390,467	513,077	954,399	54,635,628
Science & Technology	1,483,201	12,354,731	3,404,220	(8,382,446)	994,219	(168,622)	23,695	2,403,139	8,202,102
Small Cap Growth	362,761	12,126,193	1,546,920	(7,618,063)	2,172,245	1,770,402	—	478,464	9,997,697
Small Cap Value	547,595	11,473,470	3,238,102	(6,924,391)	474,776	4,973,420	52,113	—	13,235,377
Strategic Equity Allocation	21,813,019	285,631,391	19,088,048	(38,924,935)	6,908,389	53,837,998	4,405,762	13,831,086	326,540,891
Strategic Income Opportunities	569,751	4,591,556	3,280,051	(1,555,389)	(3,905)	165,752	160,807	—	6,478,065
					$23,571,995	$159,678,946	$10,738,801	$43,941,115	$1,019,825,723
Multimanager 2035 Lifetime Portfolio
Absolute Return Currency	2,068,121	$5,286,252	$17,268,656	$(990,706)	$(13,895)	$(269,344)	—	—	$21,280,963
Alternative Risk Premia	—	6,437,312	—	(6,423,528)	(1,279,263)	1,265,479	$2,180	—	—
Blue Chip Growth	915,942	65,229,417	8,008,509	(22,261,515)	4,013,330	6,451,648	—	$2,969,388	61,441,389
Bond	3,071,390	27,751,441	29,391,803	(5,828,287)	(98,703)	(261,887)	1,303,450	368,586	50,954,367
Capital Appreciation	1,530,383	39,830,724	10,612,909	(15,771,417)	1,937,796	394,655	—	6,502,537	37,004,667
Capital Appreciation Value	2,469,042	21,272,992	9,665,335	(2,003,865)	(33,986)	2,110,688	253,618	3,572,106	31,011,164
Core Bond	2,440,373	22,896,965	15,634,851	(4,903,291)	(219,373)	(1,269,443)	431,912	1,142,887	32,139,709
Disciplined Value	1,668,654	36,545,148	2,983,557	(10,445,294)	761,524	12,956,048	646,296	—	42,800,983
Disciplined Value International	2,827,191	30,072,714	8,488,964	(5,756,241)	(40,869)	8,201,434	500,675	—	40,966,002
Diversified Real Assets	3,391,512	18,460,607	16,138,426	(2,574,750)	151,905	5,876,576	491,645	—	38,052,764
Emerging Markets Debt	3,185,005	17,613,549	14,346,313	(2,431,065)	(29,245)	566,899	938,562	—	30,066,451
86	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Emerging Markets Equity	4,339,240	$55,220,964	$15,308,215	$(14,804,555)	$3,176,427	$6,144,158	$456,964	$1,924,314	$65,045,209
Equity Income	3,239,362	59,772,579	7,903,361	(16,839,634)	411,041	20,634,092	1,332,894	387,233	71,881,439
Financial Industries	721,778	11,336,491	4,941,694	(3,885,435)	537,436	3,533,582	182,779	482,797	16,463,768
Fundamental Global Franchise	477,334	4,621,491	1,872,101	(659,125)	42,879	1,043,992	2,270	377,588	6,921,338
Fundamental Large Cap Core	464,995	36,493,026	284,375	(11,603,084)	2,791,978	9,372,815	214,731	—	37,339,110
Global Equity	537,002	6,648,485	792,084	(792,733)	98,503	1,555,719	62,625	101,065	8,302,058
Global Shareholder Yield	—	3,864,649	194,952	(4,485,334)	953,643	(527,910)	55,102	—	—
Health Sciences	2,400,938	13,975,758	3,998,706	(4,768,374)	265,456	3,118,933	—	913,218	16,590,479
High Yield	7,708,679	16,725,416	12,057,100	(2,941,437)	(26,870)	934,907	1,194,806	—	26,749,116
International Dynamic Growth	213,698	3,233,143	713,820	(1,143,579)	167,146	762,771	—	183,367	3,733,301
International Growth	716,585	29,232,948	938,482	(7,413,220)	1,608,362	5,199,741	96,145	—	29,566,313
International Small Company	1,773,155	24,278,128	1,574,776	(8,680,670)	1,458,877	5,590,181	388,215	314,753	24,221,292
Mid Cap Stock	1,534,302	43,230,256	15,903,329	(17,183,899)	2,717,811	379,602	—	10,230,400	45,047,099
Mid Value	2,853,866	40,650,069	11,909,403	(9,107,039)	626,752	10,572,341	526,432	979,242	54,651,526
Science & Technology	1,500,043	12,079,452	3,173,782	(7,680,764)	1,023,089	(300,320)	22,648	2,296,924	8,295,239
Short Duration Credit Opportunities	—	6,874,924	862,022	(7,913,190)	464,823	(288,579)	83,013	—	—
Small Cap Growth	344,560	13,052,638	2,017,934	(9,644,803)	2,667,525	1,402,780	—	500,073	9,496,074
Small Cap Value	514,569	12,409,250	3,501,452	(9,129,449)	1,152,973	4,502,898	54,372	—	12,437,124
Strategic Equity Allocation	23,066,323	322,122,682	20,091,437	(62,687,944)	12,642,675	53,133,998	4,812,604	15,108,290	345,302,848
Strategic Income Opportunities	1,889,964	16,241,373	7,579,034	(2,907,484)	(14,440)	590,409	537,940	—	21,488,892
U.S. High Yield Bond	—	3,644,369	496,807	(4,266,730)	249,180	(123,626)	118,506	—	—
					$38,164,487	$163,255,237	$14,710,384	$48,354,768	$1,189,250,684
Multimanager 2030 Lifetime Portfolio
Absolute Return Currency	2,464,996	$6,147,440	$20,504,770	$(963,360)	$(13,357)	$(310,689)	—	—	$25,364,804
Alternative Risk Premia	—	8,389,508	—	(8,371,543)	(1,680,931)	1,662,966	$2,841	—	—
Blue Chip Growth	796,445	59,484,957	7,330,776	(22,691,456)	4,616,913	4,684,372	—	$2,690,253	53,425,562
Bond	4,164,859	50,822,932	36,768,213	(17,777,572)	(288,539)	(430,027)	2,186,781	646,066	69,095,007
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	87

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Capital Appreciation	1,237,892	$34,393,971	$9,938,411	$(16,258,441)	$2,642,504	$(784,207)	—	$5,667,582	$29,932,238
Capital Appreciation Value	3,446,983	34,321,279	10,709,560	(4,751,104)	213,291	2,801,076	$400,594	5,642,198	43,294,102
Core Bond	4,194,823	51,650,930	24,723,330	(17,807,762)	(757,658)	(2,563,019)	946,323	2,479,981	55,245,821
Disciplined Value	1,436,587	32,875,270	3,069,382	(11,189,568)	1,011,562	11,081,813	568,830	—	36,848,459
Disciplined Value International	2,617,906	30,195,234	6,254,946	(6,455,424)	(60,293)	7,998,998	487,768	—	37,933,461
Diversified Real Assets	5,894,965	34,135,250	26,453,572	(5,105,517)	258,175	10,400,031	894,642	—	66,141,511
Emerging Markets Debt	5,041,200	32,738,156	15,971,776	(2,037,428)	(88,359)	1,004,783	1,638,237	—	47,588,928
Emerging Markets Equity	3,791,945	50,361,671	13,365,819	(15,312,176)	3,243,211	5,182,725	407,651	1,716,653	56,841,250
Equity Income	2,835,267	55,712,820	7,428,696	(19,222,641)	654,781	18,340,909	1,213,423	350,457	62,914,565
Financial Industries	778,939	12,463,829	5,498,600	(4,566,504)	660,464	3,711,202	196,208	518,270	17,767,591
Floating Rate Income	1,919,144	—	15,942,269	(13,682)	(17)	327	54,879	—	15,928,897
Fundamental Global Franchise	1,103,957	11,889,209	3,592,107	(2,206,361)	203,451	2,528,971	5,728	952,590	16,007,377
Fundamental Large Cap Core	369,040	35,228,615	286,383	(17,144,435)	5,207,221	6,056,114	204,276	—	29,633,898
Global Equity	1,135,898	14,354,274	2,018,982	(2,463,732)	192,586	3,458,866	132,659	214,088	17,560,976
Global Shareholder Yield	—	7,888,418	261,410	(8,985,080)	1,847,362	(1,012,110)	108,506	—	—
Health Sciences	2,590,473	16,129,556	4,065,390	(6,104,469)	611,806	3,197,885	—	1,043,990	17,900,168
High Yield	11,538,532	27,486,267	18,542,654	(7,447,394)	(2,797)	1,459,977	1,898,549	—	40,038,707
International Dynamic Growth	272,991	4,346,125	874,696	(1,669,107)	292,999	924,436	—	243,510	4,769,149
International Growth	646,721	28,081,231	654,976	(8,424,931)	2,316,944	4,055,482	90,130	—	26,683,702
International Small Company	1,909,076	25,680,796	1,575,499	(8,495,277)	1,119,270	6,197,688	401,560	325,572	26,077,976
Mid Cap Stock	1,421,618	40,941,865	15,554,868	(17,548,170)	2,765,047	25,096	—	9,644,612	41,738,706
Mid Value	2,652,200	39,024,493	11,488,965	(10,133,884)	867,853	9,542,208	491,809	914,837	50,789,635
Science & Technology	1,625,435	13,073,037	3,587,470	(8,458,357)	990,803	(204,299)	24,345	2,469,104	8,988,654
Short Duration Bond	1,083,752	—	10,891,428	—	—	(10,554)	43,353	—	10,880,874
Short Duration Credit Opportunities	—	12,476,553	1,020,681	(13,812,819)	733,434	(417,849)	148,294	—	—
Small Cap Growth	293,697	12,409,039	1,873,907	(10,013,934)	2,900,690	924,581	—	468,663	8,094,283
88	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Small Cap Value	437,792	$11,845,379	$2,734,351	$(9,298,329)	$1,585,579	$3,714,456	$51,147	—	$10,581,436
Strategic Equity Allocation	23,139,510	335,212,784	22,011,521	(77,326,840)	15,620,147	50,880,851	4,884,935	$15,335,361	346,398,463
Strategic Income Opportunities	4,772,324	43,047,888	15,247,138	(5,530,934)	(10,661)	1,507,892	1,369,754	—	54,261,323
U.S. High Yield Bond	—	6,842,266	573,598	(7,645,034)	544,392	(315,222)	216,864	—	—
					$48,197,873	$155,295,729	$19,070,086	$51,323,787	$1,328,727,523
Multimanager 2025 Lifetime Portfolio
Absolute Return Currency	2,369,903	$5,837,400	$19,728,405	$(876,446)	$(5,479)	$(297,581)	—	—	$24,386,299
Alternative Risk Premia	—	8,574,261	—	(8,555,901)	(1,721,768)	1,703,408	$2,904	—	—
Blue Chip Growth	454,241	39,491,993	5,654,904	(20,299,138)	5,374,446	248,290	—	$1,710,425	30,470,495
Bond	5,326,278	72,138,248	26,660,643	(9,258,527)	(172,440)	(1,004,975)	2,754,101	863,719	88,362,949
Capital Appreciation	651,041	22,048,725	6,508,429	(13,636,272)	4,254,228	(3,432,948)	—	3,472,026	15,742,162
Capital Appreciation Value	3,997,312	45,742,841	10,807,176	(9,829,102)	871,226	2,614,094	511,861	7,209,346	50,206,235
Core Bond	5,148,067	56,643,340	21,758,550	(7,154,722)	(276,340)	(3,170,791)	1,008,267	2,608,368	67,800,037
Disciplined Value	848,974	20,958,789	2,876,605	(9,493,072)	955,425	6,478,434	346,028	—	21,776,181
Disciplined Value International	2,016,933	25,561,014	4,454,242	(7,274,253)	(6,161)	6,490,516	396,352	—	29,225,358
Diversified Real Assets	7,179,128	44,847,389	30,765,957	(8,516,147)	238,234	13,214,380	1,140,964	—	80,549,813
Emerging Markets Debt	5,597,286	38,590,144	16,270,362	(3,066,658)	(122,831)	1,167,362	1,829,613	—	52,838,379
Emerging Markets Equity	2,215,794	33,551,102	8,631,786	(14,529,786)	2,570,457	2,991,194	261,888	1,102,835	33,214,753
Equity Income	1,721,746	37,149,446	5,110,823	(16,268,699)	947,657	11,266,322	786,422	224,157	38,205,549
Financial Industries	629,073	9,912,644	4,940,990	(3,891,930)	608,390	2,779,052	150,019	396,265	14,349,146
Floating Rate Income	3,054,320	12,226,620	13,888,024	(1,470,050)	(40,875)	747,140	562,352	—	25,350,859
Fundamental Global Franchise	1,409,353	18,452,277	2,589,622	(4,325,705)	471,307	3,248,119	8,608	1,431,668	20,435,620
Fundamental Large Cap Core	143,224	25,448,320	313,005	(21,623,132)	7,139,185	223,534	141,478	—	11,500,912
Global Equity	1,404,035	18,706,640	3,051,065	(4,699,708)	499,827	4,148,550	168,486	271,907	21,706,374
Global Shareholder Yield	—	8,335,751	183,108	(9,331,494)	1,913,475	(1,100,840)	102,910	—	—
Health Sciences	2,079,420	15,072,652	3,766,964	(7,825,637)	1,101,602	2,253,210	—	933,055	14,368,791
High Yield	13,252,079	31,026,345	15,865,414	(2,439,805)	(67,754)	1,600,514	2,006,984	—	45,984,714
International Dynamic Growth	231,664	4,117,527	830,151	(2,002,201)	426,554	675,139	—	221,730	4,047,170
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	89

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Growth	487,098	$23,302,434	$663,876	$(8,982,701)	$2,362,890	$2,751,163	$72,119	—	$20,097,662
International Small Company	1,490,337	21,297,596	1,211,698	(8,002,583)	1,006,386	4,844,901	320,669	$259,988	20,357,998
Mid Cap Stock	1,007,551	31,549,530	11,481,889	(15,667,818)	3,029,165	(811,080)	—	7,052,620	29,581,686
Mid Value	1,895,500	29,629,176	7,658,447	(8,760,237)	910,504	6,860,934	363,453	676,077	36,298,824
Science & Technology	1,300,752	10,412,285	3,358,417	(7,227,410)	1,135,805	(485,938)	18,682	1,894,753	7,193,159
Short Duration Bond	3,504,907	17,899,237	22,185,406	(4,804,131)	(16,320)	(74,927)	814,295	—	35,189,265
Short Duration Credit Opportunities	—	17,894,506	1,409,323	(19,748,636)	1,079,154	(634,347)	204,781	—	—
Small Cap Growth	286,952	9,779,120	1,531,435	(6,364,317)	1,530,615	1,431,551	—	354,394	7,908,404
Small Cap Value	431,106	9,293,532	2,300,236	(5,238,476)	107,035	3,957,497	38,765	—	10,419,824
Strategic Equity Allocation	17,834,259	276,251,470	17,433,299	(79,183,845)	16,588,716	35,889,222	3,886,849	12,202,052	266,978,862
Strategic Income Opportunities	6,936,070	66,292,358	16,297,166	(5,593,803)	35,410	1,831,987	2,384,708	—	78,863,118
U.S. High Yield Bond	—	7,959,630	612,430	(8,828,655)	637,810	(381,215)	248,659	—	—
					$53,365,535	$108,021,871	$20,532,217	$42,885,385	$1,203,410,598
Multimanager 2020 Lifetime Portfolio
Absolute Return Currency	1,367,301	$3,641,478	$11,661,806	$(1,048,578)	$(10,961)	$(174,222)	—	—	$14,069,523
Alternative Risk Premia	—	6,133,903	—	(6,120,768)	(1,232,179)	1,219,044	$2,077	—	—
Blue Chip Growth	101,602	9,896,638	1,817,369	(6,184,558)	3,500,365	(2,214,383)	—	$416,379	6,815,431
Bond	4,264,150	68,350,386	17,642,845	(14,132,110)	(254,562)	(864,304)	2,473,775	804,117	70,742,255
Capital Appreciation	109,076	4,186,165	1,463,194	(3,149,886)	901,138	(763,142)	—	633,575	2,637,469
Capital Appreciation Value	2,459,841	37,264,961	6,961,099	(15,587,305)	1,871,849	385,004	389,771	5,489,755	30,895,608
Core Bond	4,674,823	60,860,056	16,047,488	(11,643,973)	(590,905)	(3,105,247)	1,059,013	2,755,926	61,567,419
Disciplined Value	108,843	2,696,172	677,335	(1,516,779)	186,198	748,897	41,698	—	2,791,823
Disciplined Value International	809,518	11,106,059	1,760,304	(3,885,077)	112,366	2,636,267	167,332	—	11,729,919
Diversified Real Assets	4,757,274	35,322,525	18,762,294	(11,091,401)	515,734	9,867,458	887,147	—	53,376,610
Emerging Markets Debt	3,682,986	30,453,306	6,442,337	(2,921,979)	(70,474)	864,200	1,367,067	—	34,767,390
Emerging Markets Equity	908,567	13,046,978	4,838,020	(6,466,214)	1,288,040	912,599	100,156	421,768	13,619,423
Equity Income	438,666	10,840,052	1,265,648	(5,767,649)	1,392,070	2,003,871	215,905	61,548	9,733,992
90	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Financial Industries	331,450	$5,665,721	$2,961,951	$(2,924,538)	$475,125	$1,382,124	$83,624	$220,888	$7,560,383
Floating Rate Income	2,440,802	13,145,561	8,145,737	(1,751,054)	(38,454)	756,870	534,403	—	20,258,660
Fundamental Global Franchise	799,277	13,782,620	1,671,625	(6,326,902)	879,095	1,583,082	6,064	1,008,542	11,589,520
Fundamental Large Cap Core	70,542	11,884,465	706,624	(10,231,169)	3,330,400	(25,802)	63,886	—	5,664,518
Global Equity	781,382	13,946,039	1,154,308	(6,059,888)	1,407,779	1,631,933	120,330	194,192	12,080,171
Global Shareholder Yield	461,276	6,890,229	543,981	(2,953,440)	518,309	766,876	213,374	—	5,765,955
Health Sciences	1,098,160	10,055,033	2,321,271	(6,825,177)	1,391,921	645,240	—	598,750	7,588,288
High Yield	8,909,768	23,558,452	9,533,993	(3,314,614)	(35,336)	1,174,400	1,457,648	—	30,916,895
International Dynamic Growth	243,172	4,527,574	1,151,498	(2,626,502)	453,661	741,987	—	245,140	4,248,218
International Growth	130,113	7,167,985	404,975	(3,725,430)	1,426,697	94,224	21,915	—	5,368,451
International Small Company	695,947	10,386,756	754,466	(4,414,769)	624,298	2,155,884	153,629	124,558	9,506,635
Mid Cap Stock	427,146	14,274,026	5,560,796	(8,311,584)	1,677,041	(659,265)	—	3,176,835	12,541,014
Mid Value	802,951	13,578,020	4,253,084	(5,914,658)	845,456	2,614,617	161,711	300,806	15,376,519
Science & Technology	689,442	5,759,550	1,864,869	(4,161,650)	685,349	(335,503)	10,394	1,054,199	3,812,615
Short Duration Bond	3,353,341	22,654,049	15,530,318	(4,434,287)	(14,976)	(67,556)	872,047	—	33,667,548
Short Duration Credit Opportunities	—	12,974,573	521,570	(13,815,737)	751,967	(432,373)	145,376	—	—
Small Cap Growth	120,161	5,927,332	1,107,726	(5,450,246)	1,492,666	234,159	—	210,468	3,311,637
Small Cap Value	180,241	5,653,001	1,195,457	(4,896,443)	578,100	1,826,319	22,978	—	4,356,434
Strategic Equity Allocation	8,051,416	135,019,378	10,727,408	(50,408,557)	10,956,326	14,235,137	1,893,854	5,945,407	120,529,692
Strategic Income Opportunities	4,309,230	46,171,632	7,354,455	(5,816,204)	36,523	1,249,541	1,582,101	—	48,995,947
U.S. High Yield Bond	—	6,327,250	295,806	(6,825,607)	671,425	(468,874)	192,322	—	—
					$35,722,051	$40,619,062	$14,239,597	$23,662,853	$675,885,962
Multimanager 2015 Lifetime Portfolio
Absolute Return Currency	457,806	$1,446,974	$3,731,841	$(409,696)	$792	$(59,089)	—	—	$4,710,822
Alternative Risk Premia	—	2,589,044	—	(2,583,500)	(512,161)	506,617	$877	—	—
Blue Chip Growth	36,804	2,926,505	812,894	(1,720,376)	722,820	(273,056)	—	$123,822	2,468,787
Bond	1,734,284	30,266,801	6,200,790	(7,231,818)	(36,393)	(427,613)	1,039,154	333,499	28,771,767
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	91

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Capital Appreciation	46,824	$1,359,431	$652,223	$(974,130)	$127,085	$(32,414)	—	$204,760	$1,132,195
Capital Appreciation Value	823,890	15,554,608	2,803,884	(8,640,211)	1,005,061	(375,284)	$162,690	2,291,422	10,348,058
Core Bond	1,902,670	26,655,319	6,019,675	(6,075,218)	(193,937)	(1,347,669)	449,802	1,143,380	25,058,170
Disciplined Value	43,491	581,334	707,695	(441,931)	35,582	232,871	9,131	—	1,115,551
Disciplined Value International	278,375	3,539,353	1,235,642	(1,646,199)	13,048	891,813	53,467	—	4,033,657
Diversified Real Assets	1,645,818	13,400,900	5,882,788	(4,633,439)	87,544	3,728,282	326,307	—	18,466,075
Emerging Markets Debt	1,358,708	12,177,816	1,933,033	(1,588,242)	(21,447)	325,045	523,519	—	12,826,205
Emerging Markets Equity	191,483	2,698,299	2,087,137	(2,329,401)	237,428	176,862	20,608	86,783	2,870,325
Equity Income	172,797	3,593,139	935,240	(1,865,467)	242,883	928,563	74,650	20,567	3,834,358
Floating Rate Income	1,108,328	6,728,673	3,322,755	(1,203,869)	(12,804)	364,366	255,831	—	9,199,121
Fundamental Global Franchise	271,091	5,173,109	694,370	(2,818,767)	405,741	476,370	2,276	378,599	3,930,823
Fundamental Large Cap Core	37,288	3,646,634	278,133	(2,016,368)	516,832	568,994	19,805	—	2,994,225
Global Equity	275,679	5,129,976	307,307	(2,277,670)	595,033	507,358	44,193	71,319	4,262,004
Global Shareholder Yield	202,348	3,041,142	238,742	(1,321,409)	260,651	310,223	94,964	—	2,529,349
High Yield	3,312,091	9,313,038	3,322,486	(1,572,488)	(23,054)	452,972	549,019	—	11,492,954
International Dynamic Growth	65,093	1,258,341	352,244	(805,113)	153,319	178,388	—	67,128	1,137,179
International Growth	51,024	2,480,439	161,484	(1,083,684)	397,243	149,757	7,574	—	2,105,239
International Small Company	193,202	3,187,485	318,675	(1,715,781)	313,551	535,207	47,145	38,224	2,639,137
Mid Cap Stock	108,253	3,856,609	1,662,092	(2,628,312)	673,847	(385,913)	—	832,901	3,178,323
Mid Value	203,827	3,682,520	887,115	(1,597,560)	296,963	634,245	43,718	81,322	3,903,283
Short Duration Bond	1,665,086	12,665,564	6,089,747	(1,997,847)	(3,640)	(36,359)	444,469	—	16,717,465
Short Duration Credit Opportunities	—	5,287,564	169,004	(5,583,720)	296,935	(169,783)	57,964	—	—
Small Cap Growth	29,154	1,769,536	393,551	(1,866,368)	512,873	(6,119)	—	62,297	803,473
Small Cap Value	44,135	1,709,265	334,205	(1,686,047)	295,217	414,097	6,873	—	1,066,737
Strategic Equity Allocation	2,421,741	41,380,562	3,673,017	(16,469,758)	3,534,733	4,134,913	578,305	1,815,483	36,253,467
Strategic Income Opportunities	1,622,046	18,418,818	2,423,223	(2,899,332)	53,130	446,829	613,695	—	18,442,668
92	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
U.S. High Yield Bond	—	$2,516,354	$105,583	$(2,699,611)	$414,865	$(337,191)	$76,161	—	—
					$10,389,740	$12,513,282	$5,502,197	$7,551,506	$236,291,417
Multimanager 2010 Lifetime Portfolio
Absolute Return Currency	404,778	$1,749,306	$2,903,223	$(421,481)	$(2,947)	$(62,933)	—	—	$4,165,168
Alternative Risk Premia	—	1,869,726	—	(1,865,723)	(376,009)	372,006	$633	—	—
Blue Chip Growth	16,444	1,299,712	423,934	(816,663)	96,988	99,061	—	$52,927	1,103,032
Bond	1,289,125	20,992,250	5,317,272	(4,618,108)	(42,124)	(262,706)	722,365	229,776	21,386,584
Capital Appreciation Value	557,956	9,891,639	2,426,899	(5,747,301)	544,832	(108,141)	104,229	1,468,022	7,007,928
Core Bond	1,484,871	19,414,279	5,303,744	(4,061,813)	(114,276)	(986,180)	325,370	827,171	19,555,754
Disciplined Value International	174,686	2,201,662	1,033,240	(1,269,663)	11,053	554,902	32,808	—	2,531,194
Diversified Real Assets	1,117,297	8,582,501	4,975,944	(3,541,008)	148,244	2,370,387	213,189	—	12,536,068
Emerging Markets Debt	970,369	8,281,821	1,595,338	(932,337)	(16,943)	232,405	360,928	—	9,160,284
Emerging Markets Equity	46,283	624,737	1,306,667	(1,314,529)	36,308	40,599	4,755	20,023	693,782
Equity Income	71,706	1,278,593	757,988	(881,076)	69,983	365,678	27,550	7,035	1,591,166
Floating Rate Income	925,662	5,796,909	2,419,968	(841,140)	(10,769)	318,030	219,228	—	7,682,998
Fundamental Global Franchise	167,983	2,799,199	610,873	(1,485,741)	158,595	352,832	1,227	203,985	2,435,758
Fundamental Large Cap Core	25,691	1,611,717	881,690	(974,599)	118,258	425,939	8,372	—	2,063,005
Global Equity	178,818	3,521,753	536,759	(2,015,519)	425,161	296,380	30,273	48,855	2,764,534
Global Shareholder Yield	168,595	2,427,809	472,745	(1,253,776)	178,274	282,383	76,294	—	2,107,435
High Yield	2,381,801	6,287,532	2,568,633	(888,290)	(13,837)	310,813	377,431	—	8,264,851
International Dynamic Growth	40,530	382,723	476,453	(274,373)	35,223	88,025	—	20,518	708,051
International Growth	31,646	1,905,248	347,529	(1,371,753)	345,478	79,219	5,799	—	1,305,721
International Small Company	98,327	1,778,150	367,560	(1,280,456)	205,862	272,034	26,330	21,347	1,343,150
Mid Cap Stock	46,485	1,608,210	828,482	(1,195,969)	237,685	(113,597)	—	352,675	1,364,811
Mid Value	87,219	1,524,537	688,211	(935,489)	108,250	284,735	18,213	33,879	1,670,244
Short Duration Bond	1,462,749	11,302,799	4,971,263	(1,555,996)	(2,888)	(29,174)	389,575	—	14,686,004
Short Duration Credit Opportunities	—	3,806,933	159,162	(4,061,383)	211,934	(116,646)	42,279	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	93

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Small Cap Growth	—	$880,534	$272,792	$(1,395,828)	$418,144	$(175,642)	—	$31,201	—
Small Cap Value	29,997	870,064	338,652	(848,375)	111,371	253,311	$3,455	—	$725,023
Strategic Equity Allocation	1,394,412	22,550,086	4,671,828	(10,661,105)	1,689,751	2,623,784	315,808	991,421	20,874,344
Strategic Income Opportunities	1,171,277	12,716,422	2,408,161	(2,165,538)	33,008	325,371	428,799	—	13,317,424
U.S. High Yield Bond	—	1,714,863	91,130	(1,861,114)	278,742	(223,621)	52,015	—	—
					$4,883,351	$7,869,254	$3,786,925	$4,308,835	$161,044,313
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
94	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Funds II and Shareholders of Multimanager 2065 Lifetime Portfolio, Multimanager 2060 Lifetime
Portfolio, Multimanager 2055 Lifetime Portfolio, Multimanager 2050 Lifetime Portfolio, Multimanager 2045 Lifetime Portfolio, Multimanager
2040 Lifetime Portfolio, Multimanager 2035 Lifetime Portfolio, Multimanager 2030 Lifetime Portfolio, Multimanager 2025 Lifetime Portfolio,
Multimanager 2020 Lifetime Portfolio, Multimanager 2015 Lifetime Portfolio and Multimanager 2010 Lifetime Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multimanager 2065 Lifetime Portfolio, Multimanager
2060 Lifetime Portfolio, Multimanager 2055 Lifetime Portfolio, Multimanager 2050 Lifetime Portfolio, Multimanager 2045 Lifetime Portfolio, Multimanager 2040
Lifetime Portfolio, Multimanager 2035 Lifetime Portfolio, Multimanager 2030 Lifetime Portfolio, Multimanager 2025 Lifetime Portfolio, Multimanager 2020 Lifetime
Portfolio, Multimanager 2015 Lifetime Portfolio and Multimanager 2010 Lifetime Portfolio (twelve of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Multimanager 2060 Lifetime Portfolio
Multimanager 2055 Lifetime Portfolio
Multimanager 2050 Lifetime Portfolio
Multimanager 2045 Lifetime Portfolio
Multimanager 2040 Lifetime Portfolio
Multimanager 2035 Lifetime Portfolio
Multimanager 2030 Lifetime Portfolio
Multimanager 2025 Lifetime Portfolio
Multimanager 2020 Lifetime Portfolio
Multimanager 2015 Lifetime Portfolio
Multimanager 2010 Lifetime Portfolio	For the year ended August 31, 2021	For the years ended August 31, 2021 and August 31, 2020	For each of the periods indicated therein
Multimanager 2065 Lifetime Portfolio	For the period September 23, 2020 (commencement of operations) to August 31, 2021
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts October 7, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	95

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2021.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:
Portfolio	Foreign sourced income	Foreign tax credit
Multimanager 2055 Lifetime Portfolio	$661,093	$103,310
Multimanager 2050 Lifetime Portfolio	1,147,735	179,084
Multimanager 2045 Lifetime Portfolio	1,957,157	305,022
Multimanager 2040 Lifetime Portfolio	2,050,005	318,664
Multimanager 2035 Lifetime Portfolio	2,242,573	346,792
Multimanager 2030 Lifetime Portfolio	2,248,854	342,902
Multimanager 2025 Lifetime Portfolio	1,709,474	256,566
Multimanager 2020 Lifetime Portfolio	763,442	110,809
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multimanager 2060 Lifetime Portfolio	$2,823,658
Multimanager 2055 Lifetime Portfolio	6,556,885
Multimanager 2050 Lifetime Portfolio	13,227,618
Multimanager 2045 Lifetime Portfolio	26,281,852
Multimanager 2040 Lifetime Portfolio	28,828,013
Multimanager 2035 Lifetime Portfolio	35,322,911
Multimanager 2030 Lifetime Portfolio	35,825,730
Multimanager 2025 Lifetime Portfolio	36,551,992
Multimanager 2020 Lifetime Portfolio	27,952,776
Multimanager 2015 Lifetime Portfolio	10,015,703
Multimanager 2010 Lifetime Portfolio	5,545,113
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
96	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Each Multimanager Lifetime Portfolio other than Multimanager 2065 Lifetime Portfolio
This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report, other than the 2065 Lifetime Portfolio (the Funds or the Funds of Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly known as John Hancock Advisers, LLC) and the Subadvisory Agreement between the Advisor and the investment subadvisor (the Subadvisor”) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	97

Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the performance of the Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and benchmark index as noted in Appendix A.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
98	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund, each of which is a fund of funds, and concluded that the advisory fee paid to the Advisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the Funds;
(h)noted that the funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement;
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds; and;
(3)the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of fund data.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	99

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and the benchmark index, as noted in Appendix A;
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)noted that the subadvisory fees are paid by the Advisor and not the Funds and the advisory fee for each of the funds contains breakpoints that permit shareholders to benefit from economies of scale.
In addition, in the case of each Fund, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that the subadvisory fee to be paid to the Subadvisor with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreement for the underlying funds of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Fund and those of its underlying funds.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
100	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
Multimanager 2010 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
Multimanager 2015 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
Multimanager 2020 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2025 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2030 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	101

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
Multimanager 2035 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2040 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2045 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2050 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and ﬁve-year periods. Lipper Category – The fund outperformed the median for the one-, three- and ﬁve-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and ﬁve-year periods.
Multimanager 2055 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
102	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
Multimanager 2060 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one- and three-year periods and for the period since inception on March 31, 2016.
Lipper Category – The fund outperformed the median for the one- and three-year periods and outperformed for the period since its inception on March 31, 2016.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for one- and three-year periods and since inception.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	103

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Multimanager 2065 Lifetime Portfolio
ââThis section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to the Multimanager 2065 Lifetime Portfolio. The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees.
Approval of Advisory and Subadvisory Agreements
At a telephonic1 meeting held from September 15-17, 2020, the Board of the Trust, including all of the Independent Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940 Act, approved the establishment of John Hancock Multimanager 2065 Lifetime Portfolio (the New Fund).
This section describes the evaluation by the Board of:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly John Hancock Advisers, LLC) (the Advisory Agreement); and;
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor, formerly known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) with respect to the New Fund (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including performance information of other target date funds managed by the Advisor and Subadvisor which use a similar strategy to that of the New Fund, and comparative expense information for a peer group of similar funds, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and previous presentations from the Advisor and Subadvisor regarding other similar target date funds in the complex. The information received and considered by the Board in connection with the September meeting and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor’s affiliates, including administrative and distribution services. The Board also took into account information with respect to the New Fund presented at the June 23-25, 2020 telephonic meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund and noted the Advisor’s experience implementing similar investment strategies for other target date funds in the complex. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s September 15-17, 2020 meeting was held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
104	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds, including target date Funds, and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, including other target date funds, managed by the Advisor and the Subadvisor and the performance of their respective benchmarks and/or peer groups over various time periods. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund’s net total expenses were lower than the peer group average. The Board also noted that the proposed management fee structure for the New Fund was the same as that of a similar target date fund managed by the Advisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, which is discussed further below. The Board also noted that the New Fund has breakpoints in its contractual management fee schedule that reduces the New Fund’s management fees as its assets increase.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)previously reviewed financial information of the Advisor;
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(c)previously received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)previously received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	105

(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the fund’s Subadvisor is an affiliate of the Advisor;
(h)noted that affiliates of the Advisor will provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(i)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(j)noted that the subadvisory fee for the New Fund is paid by the Advisor; and
(k)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the New Fund will invest, the Advisor has contractually agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. (The funds that are not participating portfolios as of the date of this report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust). The funds of funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the participating portfolios, which are subject to the reimbursement). The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)reviewed the proposed advisory fee structure for the New Fund and concluded that: (i) the New Fund’s fee structure contains breakpoints at the advisory fee level; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management’s discussion of the New Fund’s advisory fee structure; and
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees. The Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the performance of comparable funds managed by the New Fund’s Subadvisor; and
(3)the proposed subadvisory fee for the New Fund.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
106	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the performance of comparable target date funds managed by the Subadvisor over various time periods;
(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)that the subadvisory fees will be paid by the Advisor not the New Fund.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendment to the Advisory Agreement and the Subadvisory Agreement.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	107

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multimanager 2065 Lifetime Portfolio, John Hancock Multimanager 2060 Lifetime Portfolio, John Hancock Multimanager 2055 Lifetime Portfolio, John Hancock Multimanager 2050 Lifetime Portfolio, John Hancock Multimanager 2045 Lifetime Portfolio, John Hancock Multimanager 2040 Lifetime Portfolio, John Hancock Multimanager 2035 Lifetime Portfolio, John Hancock Multimanager 2030 Lifetime Portfolio, John Hancock Multimanager 2025 Lifetime Portfolio, John Hancock Multimanager 2020 Lifetime Portfolio, John Hancock Multimanager 2015 Lifetime Portfolio and John Hancock Multimanager 2010 Lifetime Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
108	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	109

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
110	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	111

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
112	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multimanager Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823030	LCA 8/21
10/21

ITEM 2. CODE OF ETHICS.

(a)As of the end of the fiscal year August 31, 2021 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee:

2021: $825,592

2020: $786,612

(b) Audit-related services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews, security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940, and reviews related to supplemental regulatory filings. Amounts billed to the registrant were as follows:

2021: $226,012

2020: $195,296

Amounts billed to control affiliates were $116,000 and $216,467 for the fiscal years ended August 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

2021: $0

2020: $0

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31, 2021 and 2020:

2021: $3,082

2020: $2,846

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended August 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,076,264 for the fiscal year ended August 31, 2021 and $1,272,340 for the fiscal year ended August 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre- approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

Andrew Arnott

President

Date: October 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

Andrew Arnott

President

Date: October 7, 2021

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: October 7, 2021